Exhibit 10.14.2

EXECUTION VERSION
FIRST AMENDMENT TO
TERM LOAN AGREEMENT
THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is made and entered into as of July 28, 2017, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as the “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the “Parent”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), a national banking association, as contractual representative of the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Parent, Lenders and Administrative Agent entered into that certain Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders agreed to extend to Borrower a term loan facility in the aggregate principal amount of Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement;
WHEREAS, Borrower, Parent, Requisite Lenders and Administrative Agent desire to modify and amend the Credit Agreement, in each case, on the terms and conditions set forth herein.
NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Requisite Lenders, and Administrative Agent, Borrower, Parent, Requisite Lenders and Administrative Agent do hereby covenant and agree as follows:
1.Amendments to Credit Agreement. As of the effective date of this Amendment (the “Amendment Effective Date”), the Credit Agreement is hereby amended as set forth in the marked terms on Exhibit A-1 attached hereto including the amended Schedules and Exhibits thereto (the “Amended Credit Agreement”). In Exhibit A-1 hereto, deletions of text in the Amended Credit Agreement are indicated by struck-through text, and insertions of text are indicated by bold, double-underlined text. Exhibit A-2 attached hereto sets forth a clean copy of the Amended Credit Agreement, after giving effect to such amendments. As so amended, the Credit Agreement shall continue in full force and effect.

2.Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until:

a.	the Administrative Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Administrative Agent:

i.	counterparts of this Amendment duly executed and delivered by Borrower, Parent, Administrative Agent and the Requisite Lenders;

ii.	counterparts of the Consent and Reaffirmation attached as Annex I hereto duly executed by the Guarantor, consenting to this Amendment and the transactions contemplated hereby;

iii.
the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of (i) Borrower and Parent certified as of a recent date by the Secretary of State of the state of formation of such Person and (ii) each other Loan Party filed with the Secretary of State of the state of formation of such Person, and in each case, certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Person, or certification from the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party that there have been no changes thereto since the Effective Date of the Credit Agreement or the most recent amendment thereto;

iv.
a certificate of good standing (or certificate of similar meaning) with respect to Parent and each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Person;

v.
a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party and Parent with respect to each of the officers of such Person authorized to execute and deliver the Loan Documents to which such Person is a party, and in the case of Borrower, authorized to execute and deliver on behalf of Borrower Notices of Borrowing, Notices of Conversion and Notices of Continuation;

vi.
copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party and Parent of (A) the by-laws of such Person, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Person to authorize the execution, delivery and performance of the Loan Documents to which it is a party, or certification from the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party that there have been no changes thereto since the Effective Date of the Credit Agreement or the most recent amendment thereto;

vii.	a Compliance Certificate calculated on a pro forma basis for Borrower’s fiscal quarter ending March 31, 2017;

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viii.
a certificate, signed by a Senior Officer, stating that as of the Amendment Effective Date, (x) no Default or Event of Default exists or will exist immediately after giving effect to this Amendment and the transactions contemplated hereby, and (y) all representations and warranties of Borrower are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality or Material Adverse Effect, in which case such representation or warranty shall be true in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement;

ix.
evidence that (A) each of the Existing Revolving Facilities and the Term Loan Agreement, dated as of July 30, 2013, by and among Borrower, Parent, the lenders party thereto from time to time and Wells Fargo, as administrative agent, has been amended or will be amended concurrently with this Amendment to be consistent with the terms of the Credit Agreement as amended by this Amendment and (B) the Fourth Modification to Amended and Restated Loan Agreement, dated as of July 14, 2017, to the Amended and Restated Loan Agreement dated February 22, 2013 (as amended, restated, supplemented or otherwise modified, renewed or replaced prior to the date hereof) by and among Borrower, Parent, the lenders party thereto from time to time and First Tennessee Bank, National Association, as administrative agent has become effective; and

x.	such other documents and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request; and

a.	all fees and expenses required to be paid on or before the effectiveness of this Amendment shall have been paid.
Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.
3.Representations and Warranties; No Default. Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)    all of Borrower’s representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality or Material Adverse Effect, in which case such representation or warranty shall be true in all respects) on and as of the date of Borrower’s execution of this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on

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and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement;
(b)    no Default or Event of Default has occurred and is continuing as of the date of Borrower’s execution of this Amendment under any Loan Document;
(c)    Borrower and Parent have the power and authority to enter into this Amendment and to perform all of their respective obligations hereunder;
(d)    the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;
(e)    the execution and delivery of this Amendment and performance thereof by Borrower and Parent does not and will not violate the organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and
(f)    this Amendment and the Consent and Reaffirmation attached as Annex I hereto, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.
4.Expenses. Borrower agrees to pay, promptly following demand by the Administrative Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

5.Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Administrative Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

6.References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

7.Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

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8.Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

9.Further Assurances. Borrower agrees to take such further action as the Administrative Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

11.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures Begin on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

BORROWER: CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership By: CBL Holdings I, Inc., a Delaware corporation, its sole general partner

By:	/s/ Farzana Khaleel
Name:	Farzana Khaleel
Title:	Executive Vice President and Chief Financial Officer

PARENT: CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation, solely for the limited purposes set forth in Section 13.22

By:	/s/ Farzana Khaleel
Name:	Farzana Khaleel
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Term Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Brandon H. Barry
Name:	Brandon H. Barry
Title:	Vice President

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Term Loan Agreement]

JPMORGAN CHASE BANK, N.A., as a Co-Syndication Agent and as a Lender

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Executive Director

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Co-Syndication Agent and as a Lender

By:	/s/ Michael Raarup
Name:	Michael Raarup
Title:	Sr. Vice President

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Co-Syndication Agent and as a Lender

By:	/s/ Eric W. Staton
Name:	Eric W. Staton
Title:	Vice President

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Term Loan Agreement]

REGIONS BANK, as a Documentation Agent and as a Lender

By:	/s/ Lori Chambers
Name:	Lori Chambers
Title:	Senior Vice President

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Term Loan Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ahaz Armstrong
Name:	Ahaz Armstrong
Title:	Senior Vice President

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Term Loan Agreement]

ASSOCIATED BANK, as a Lender

By:	/s/ Gregory A. Conner
Name:	Gregory A. Conner
Title:	Senior Vice President

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Term Loan Agreement]

CITIZENS BANK, N.A., as a Documentation Agent and as a Lender

By:	/s/ Kerri Colwell
Name:	Kerri Colwell
Title:	Senior Vice President

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

[Signature Page to First Amendment to Term Loan Agreement]

TD BANK, N.A., as a Lender

By:	/s/ G. Alex Haw
Name:	G. Alex Haw
Title:	Vice President

[Signatures Continued on Following Page]

Signature Page to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

ANNEX I
CONSENT AND REAFFIRMATION
The undersigned hereby acknowledges receipt of a copy of the foregoing First Amendment to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as the “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the “Parent”), the Lenders party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the “Administrative Agent”), which First Amendment is dated as of July 28, 2017 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.
Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned consents to the Amendment and reaffirms the terms and conditions of the Parent Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Parent Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated: July 28, 2017
[Signature Pages Follow]

CBL & Associates Properties, Inc.

By:______________________________
Name:
Title:

Signature Page to Reaffirmation to First Amendment to
Term Loan Agreement dated as of October 16, 2015
CBL & Associates Limited Partnership et al

EXHIBIT A-1

Marked Credit Agreement

See attached.

~~EXECUTION VERSION~~CONFORMED COPY Including Amendment No. 1, dated as of July 28, 2017 NOT A LEGAL DOCUMENT Loan Number: 1015340

TERM LOAN AGREEMENT
Dated as of October 16, 2015

by and among

CBL & ASSOCIATES LIMITED PARTNERSHIP,
as Borrower,
CBL & ASSOCIATES PROPERTIES, INC.,
as Parent, solely for the limited purposes set forth in Section 13.22.,
THE FINANCIAL INSTITUTIONS PARTY HERETO
~~THE FINANCIAL INSTITUTIONS PARTY HERETO~~
~~AND THEIR ASSIGNEES UNDER SECTION~~AND THEIR ASSIGNEES UNDER SECTION 13.6.,
as Lenders,
WELLS FARGO ~~BANK, NATIONAL ASSOCIATION~~BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
JPMORGAN CHASE BANK, N.A.,
PNC BANK, NATIONAL ASSOCIATION and
U.S. BANK NATIONAL ASSOCIATION,
as Co‑Syndication Agents
and
CITIZENS BANK, N.A. and
REGIONS BANK,
as Documentation Agents

WELLS FARGO ~~SECURITIES~~SECURITIES, LLC,
J.P. ~~MORGAN SECURITIES LLC~~MORGAN SECURITIES LLC,
PNC CAPITAL MARKETS LLC and
U.S. BANK NATIONAL ASSOCIATION
as Joint Lead Arrangers and Joint Book Runners

TABLE OF CONTENT

Article I. Definitions		1

Section 1.1.	Definitions.	1
Section 1.2.	General; References to Central Time.	~~26~~28
Section 1.3.	Financial Attributes of Non‑Wholly Owned Subsidiaries.	28

Article II. Credit Facility		~~27~~29

Section 2.1.	Term Loans.	~~27~~29
Section 2.2.	Rates and Payment of Interest on Loans.	~~28~~30
Section 2.3.	Number of Interest Periods.	30
Section 2.4.	Repayment of Loans.	31
Section 2.5.	Prepayments.	30
Section 2.6.	Late Charges.	~~29~~31
Section 2.7.	Continuation.	~~29~~31
Section 2.8.	Conversion.	31
Section 2.9.	Notes.	~~30~~32
Section 2.10.	Funds Transfer Disbursements.	32
Section 2.11.	Incremental Term Loans.	32
Section 2.12.	Extension of Maturity Date.	34

Article III. Payments, Fees and Other General Provisions		~~32~~34

Section 3.1.	Payments.	~~32~~34
Section 3.2.	Pro Rata Treatment.	~~33~~35
Section 3.3.	Sharing of Payments, Etc.	35
Section 3.4.	Several Obligations.	36
Section 3.5.	Fees.	~~34~~36
Section 3.6.	Computations.	36
Section 3.7.	Usury.	36
Section 3.8.	Statements of Account.	37
Section 3.9.	Defaulting Lenders.	~~35~~37
Section 3.10.	Taxes; Foreign Lenders.	38

Article IV. [Reserved]		41

Article V. Yield Protection, Etc.		41

Section 5.1.	Additional Costs; Capital Adequacy.	41
Section 5.2.	Suspension of LIBOR Loans.	43
Section 5.3.	Illegality.	43
Section 5.4.	Compensation.	43
Section 5.5.	Treatment of Affected Loans.	~~43~~44
Section 5.6.	Affected Lenders.	44
Section 5.7.	Change of Lending Office.	~~44~~45
Section 5.8.	Assumptions Concerning Funding of LIBOR Loans.	45

i

Article VI. Conditions Precedent		45

Section 6.1.	Initial Conditions Precedent.	45
Section 6.2.	Certification upon Credit Events.	~~47~~48
Section 6.3.	Conditions as Covenants.	~~47~~48

Article VII. Representations and Warranties		48

Section 7.1.	Representations and Warranties.	48
Section 7.2.	Survival of Representations and Warranties, Etc.	~~53~~54

Article VIII. Affirmative Covenants		~~54~~54

Section 8.1.	Preservation of Existence and Similar Matters.	~~54~~55
Section 8.2.	Compliance with Applicable Law.	~~54~~55
Section 8.3.	Maintenance of Property.	~~54~~55
Section 8.4.	Conduct of Business.	~~54~~55
Section 8.5.	Insurance.	~~54~~55
Section 8.6.	Payment of Taxes and Claims.	~~55~~55
Section 8.7.	Books and Records; Inspections.	~~55~~56
Section 8.8.	Use of Proceeds.	~~55~~56
Section 8.9.	Environmental Matters.	~~56~~57
Section 8.10.	Further Assurances.	~~56~~57
Section 8.11.	Material Contracts.	~~56~~57
Section 8.12.	REIT Status.	~~56~~57
Section 8.13.	Exchange Listing.	~~57~~57
Section 8.14.	Guarantors.	~~57~~58
Section 8.15.	Compliance with Anti‑Corruption Laws and Sanctions.	58

Article IX. Information		~~57~~58

Section 9.1.	Quarterly Financial Statements.	~~57~~58
Section 9.2.	Year‑End Statements.	~~58~~59
Section 9.3.	Compliance Certificate.	~~58~~59
Section 9.4.	Other Information.	~~58~~59
Section 9.5.	Electronic Delivery of Certain Information.	~~61~~62
Section 9.6.	Public/Private Information.	~~62~~62
Section 9.7.	USA Patriot Act Notice; Compliance.	~~62~~63

Article X. Negative Covenants		~~62~~63

Section 10.1.	Financial Covenants.	~~62~~63
Section 10.2.	Negative Pledge.	~~64~~65
Section 10.3.	Restrictions on Intercompany Transfers.	~~65~~66
Section 10.4.	Merger, Consolidation, Sales of Assets and Other Arrangements.	~~65~~66
Section 10.5.	Plans.	~~66~~67
Section 10.6.	Fiscal Year.	~~67~~67
Section 10.7.	Modifications of Organizational Documents and Material Contracts.	~~67~~67
Section 10.8.	Subordinated Debt Prepayments; Amendments.	~~67~~68
Section 10.9.	Transactions with Affiliates.	~~67~~68
Section 10.10.	Environmental Matters.	~~67~~68

Section 10.11.	Derivatives Contracts.	~~68~~69

Article XI. Default		~~68~~69

Section 11.1.	Events of Default.	~~68~~69
Section 11.2.	Remedies Upon Event of Default.	~~72~~73
Section 11.3.	Marshaling; Payments Set Aside.	~~73~~74
Section 11.4.	Allocation of Proceeds.	~~73~~74
Section 11.5.	[Reserved]	~~74~~75
Section 11.6.	Performance by Administrative Agent.	~~74~~75
Section 11.7.	Rights Cumulative.	~~74~~75

Article XII. The Administrative Agent		~~75~~75

Section 12.1.	Appointment and Authorization.	~~75~~75
Section 12.2.	Wells Fargo as Lender.	~~75~~76
Section 12.3.	Approvals of Lenders.	~~76~~76
Section 12.4.	Notice of Events of Default.	~~76~~77
Section 12.5.	Administrative Agent’s Reliance.	~~76~~77
Section 12.6.	Indemnification of Administrative Agent.	~~77~~78
Section 12.7.	Lender Credit Decision, Etc.	~~78~~78
Section 12.8.	Successor Administrative Agent.	~~79~~79
Section 12.9.	Titled Agents.	~~79~~80

Article XIII. Miscellaneous		~~80~~80

Section 13.1.	Notices.	~~80~~80
Section 13.2.	Expenses.	~~81~~82
Section 13.3.	Stamp, Intangible and Recording Taxes.	~~82~~83
Section 13.4.	Setoff.	~~82~~83
Section 13.5.	Litigation; Jurisdiction; Other Matters; Waivers.	~~83~~84
Section 13.6.	Successors and Assigns.	~~84~~85
Section 13.7.	Amendments and Waivers.	~~87~~88
Section 13.8.	Non‑Liability of Administrative Agent and Lenders.	~~89~~90
Section 13.9.	Confidentiality.	~~89~~90
Section 13.10.	Indemnification.	~~90~~91
Section 13.11.	Termination; Survival.	~~92~~93
Section 13.12.	Severability of Provisions.	~~92~~93
Section 13.13.	GOVERNING LAW.	~~93~~93
Section 13.14.	Counterparts.	~~93~~93
Section 13.15.	Obligations with Respect to Loan Parties.	~~93~~94
Section 13.16.	Independence of Covenants.	~~93~~94
Section 13.17.	Limitation of Liability.	~~93~~94
Section 13.18.	Entire Agreement.	~~93~~94
Section 13.19.	Construction, Conflict of Terms.	~~94~~94
Section 13.20.	Headings.	~~94~~95
Section 13.21.	Limitation of Liability of Borrower’s General Partner.	~~94~~95
Section 13.22.	Limited Nature of Parent’s Obligations.	~~94~~95
Section 13.23.	Limitation of Liability of Borrower’s Directors, Officers, Etc.	~~94~~95
Section 13.24.	Acknowledgement and Consent to Bail‑In of EEA Financial Institutions.	95

SCHEDULE I	Term Loan Commitments
SCHEDULE 1.1.	Liens[1]
SCHEDULE 7.1.(b)	Ownership Structure
SCHEDULE 7.1.(f)	Occupancy Status of Properties
SCHEDULE 7.1.(h)	Material Contracts
SCHEDULE 7.1.(i)	Litigation
SCHEDULE 7.1.(r)	Affiliate Transactions
SCHEDULE 8.14.(c)	Parent Guaranties of Indebtedness

EXHIBIT A	Form of Assignment and Assumption Agreement
EXHIBIT B	Form of Guaranty
EXHIBIT C	Form of Notice of Borrowing
EXHIBIT D	Form of Notice of Continuation
EXHIBIT E	Form of Notice of Conversion
EXHIBIT F	Form of Parent Guaranty
EXHIBIT G	Form of Term Note
EXHIBIT H	Form of Disbursement Instruction Agreement
EXHIBIT I	Form of Compliance Certificate
EXHIBIT J	Forms of U.S. Tax Compliance Certificates

__________________________

1 Company to provide updated schedules. This draft does not reflect schedule updates.

THIS TERM LOAN AGREEMENT (this “Agreement”) dated as of October 16, 2015 by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Delaware (the “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a corporation organized under the laws of the State of Delaware (the “Parent”), joining in the execution of this Agreement solely for the limited purposes set forth in Section 13.22., each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 13.6. (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Administrative Agent”) and JPMORGAN CHASE BANK, N.A., PNC BANK, NATIONAL ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION, as Co‑Syndication Agents (each a “Co‑Syndication Agent”) and CITIZENS BANK, N.A., and REGIONS BANK, each as Documentation Agents (each a “Documentation Agent”).
WHEREAS, the Borrower has requested that the Lenders provide a term loan facility for the purposes set forth herein and the Lenders have agreed to do so on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Article I.     ~~Article I .~~ Definitions

Section 1.1.	~~Section 1.1.~~ Definitions.
In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement:
“Additional Costs” has the meaning given that term in Section 5.1.(b).
“Administrative Agent” means Wells Fargo Bank, National Association, as contractual representative of the Lenders under this Agreement, or any successor Administrative Agent appointed pursuant to Section 12.8.
“Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time.
“Affected Lender” has the meaning given that term in Section 5.6.
“Affiliate” means, with respect to any Person, (a) in the case of any such Person which is a partnership or limited liability company, any partner or member in such partnership or limited liability company, respectively, (b) any other Person which is directly or indirectly controlled by, controls or is under common control with such Person or one or more of the Persons referred to in the preceding clause (a), (c) any other Person who is an officer, director, trustee or employee of, or partner in, such Person or any Person referred to in the preceding clauses (a) and (b), (d) any other Person who is a member of the immediate family of such Person or of any Person referred to in the preceding clauses (a) through (c), and (e) any other Person that is a trust solely for the benefit of one or more Persons referred to in clause (d) and of which such Person is sole trustee; provided, however, in no event shall the Administrative Agent or any Lender or any of its or their respective Affiliates be an Affiliate of Borrower, Parent or any other Loan Party. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The Affiliates of a Person shall include any officer or director of such Person. In no event shall the Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower, Parent or any other Loan Party.
“Agreement Date” means the date as of which this Agreement is dated.
“Amendment No. 1” means that certain First Amendment to Term Loan Agreement, dated as of July 28, 2017, by and among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.
“Anchor Redevelopment” means the new square footage of a Property that (a) is or was an anchor store (including, without limitation, Properties formerly operated by Macy’s, Inc., Sears Holdings Corporation, J. C. Penney Company, Inc., Belk, Inc. or Dillard’s Inc., or any of their Affiliates) and (b) is currently under redevelopment for new retail, entertainment, office, medical, multi-family and/or mixed-use space.
“Anti‑Corruption Laws” means all ~~laws, rules, and regulations~~Applicable Laws of any jurisdiction ~~applicable to the Borrower or its Subsidiaries from time to time~~ concerning or relating to bribery~~,~~ or corruption ~~or money laundering~~, including without limitation, the Foreign Corrupt Practices Act of 1977.
“Anti‑Money Laundering Laws” means any and all Applicable Laws related to the financing of terrorism or money laundering, including without limitation, any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S. C. §§ 5311‑5330 and 12 U.S. C. §§ 1818(s), 1820(b) and 1951‑1959).
“Applicable Law” means all applicable provisions of constitutions, statutes, treaties, rules, guidelines, administrative or judicial precedents or authorities, regulations and orders of any Governmental Authority, including all orders and decrees of all courts, tribunals and arbitrators.
“Applicable Margin” means the percentage rate set forth in the table below corresponding to the level (each, a “Level”) into which the Borrower’s Credit Rating then falls:

Level	Credit Rating	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	A‑/A3/A‑ or better	0.900%	0.000%
2	BBB+/Baa1/BBB+	0.975%	0.000%
3	BBB/Baa2/BBB	1.100%	0.100%
4	BBB‑/Baa3 /BBB‑	1.350%	0.350%
5	Lower than BBB‑/Baa3/BBB‑	1.750%	0.750%

~~2~~

Any change in the Borrower’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 9.4.(l) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed. During any period for which the Borrower has received three Credit Ratings which are not equivalent, the Applicable Margin will be determined by (a) the highest Credit Rating if the highest Credit Rating and the second highest Credit Rating differ by only one Level or (b) the average of the two highest Credit Ratings if they differ by two or more Levels (unless the average is not a recognized Level, in which case the Applicable Margin will be based on the Credit Rating one Level below the Level corresponding to the highest Credit Rating). During any period for which the Borrower has received only two Credit Ratings and such Credit Ratings are not equivalent, the Applicable Margin will be determined by (i) the highest Credit Rating if they differ by only one Level or (ii) the average of the two Credit Ratings if they differ by two or more Levels (unless the average is not a recognized Level, in which case the Applicable Margin will be based on the Credit Rating one Level below the Level corresponding to the higher Credit Rating). During any period for which the Borrower has received no Credit Rating from Fitch, if the Borrower also ceases to have a Credit Rating from one of S&P or Moody’s, then the Applicable Margin shall be determined based on the remaining such Credit Rating. Notwithstanding any Credit Rating from Fitch, during any period in which neither S&P nor Moody’s has provided a Credit Rating corresponding to Level 4 or better to the Borrower, the Applicable Margin shall be determined based on Level 5.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of any entity that administers or manages a Lender.
“Assignment and Assumption” means an Assignment and Assumption Agreement among a Lender, an Eligible Assignee and the Administrative Agent, substantially in the form of Exhibit A.
“Bail‑In Action” means the exercise of any Write‑Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail‑In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail‑In Legislation Schedule.
“Bankruptcy Code” means the Bankruptcy Code of 1978, as amended.
“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) the LIBOR Market Index Rate plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or the LIBOR Market Index Rate (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable).
“Base Rate Loan” means a Loan bearing interest at a rate based on the Base Rate.

~~3~~

“Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.
“Borrower” has the meaning set forth in the introductory paragraph hereof and shall include the Borrower’s successors and permitted assigns.
“Business Day” means (i) a day of the week (but not a Saturday, Sunday or holiday) on which the offices of the Administrative Agent in Minneapolis, Minnesota are open to the public for carrying on substantially all of the Administrative Agent’s business functions, and (ii) if such day relates to a LIBOR Loan, any such day that is also a day on which dealings in Dollars are carried on in the London interbank market. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.
“Capitalization Rate” means (a) 6.50% for a Property having average sales per square foot of more than $500 for the period of 12 consecutive months most recently ending and (b) 7.50% for any other Property.
“Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use) to pay rent or other amounts, in each case that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date.
“Capital Reserves” means, for any period and with respect to any Property, an amount equal to (a) the aggregate square footage of all completed space of such Property owned by the Borrower or any of its Subsidiaries times (b) $0.20 times (c) the number of days in such period divided by (d) 365. If the term Capital Reserves is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and the applicable Ownership Shares of all Properties of all Unconsolidated Affiliates.
“Cash Equivalents” means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a ~~short‑term~~short term commercial paper rating of at least A‑2 or the equivalent by S&P or at least ~~P‑~~P 2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A‑2 or the equivalent thereof by S&P or at least ~~P‑~~P 2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $500,000,000 and at least eighty‑five percent (85%) of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.
“Compliance Certificate” has the meaning given that term in Section 9.3.

~~4~~

“Continue”, “Continuation” and “Continued” each refers to the continuation of a LIBOR Loan from one Interest Period to another Interest Period pursuant to Section 2.7.
“Convert”, “Conversion” and “Converted” each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.8.
“Credit Event” means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Loan and (c) the Continuation of a LIBOR Loan.
“Credit Rating” means the rating assigned by a Rating Agency to the senior unsecured long term Indebtedness of a Person.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect.
“Default” means any of the events specified in Section 11.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.
“Defaulting Lender” means, subject to Section 3.9.(c), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, ~~or~~ (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail‑In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender

~~5~~

(subject to Section 3.9.(c)) upon delivery of written notice of such determination to the Borrower and each Lender.
“Derivatives Contract” means (a) any transaction (including any master agreement, confirmation or other agreement with respect to any such transaction) now existing or hereafter entered into by the Parent, the Borrower or any of their respective Subsidiaries (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross‑currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell‑back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, and (b) any combination of these transactions.
“Derivatives Support Document” means (i) any Credit Support Annex comprising part of (and as defined in) any Specified Derivatives Contract, and (ii) any document or agreement pursuant to which cash, deposit accounts, securities accounts or similar financial asset collateral are pledged to or made available for setoff by, a Specified Derivatives Provider, including any banker’s lien or similar right, securing or supporting Specified Derivatives Obligation.
“Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then‑current mark‑to‑market value for such Derivatives Contracts, determined based upon one or more mid‑market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Lender, any Specified Derivatives Provider or any Affiliate of any thereof).
“Development Property” means a Property currently under development that has not achieved an Occupancy Rate of eighty‑five percent (85%) or more (or, for purposes of the definition of Unencumbered Asset Value, in the case of any Anchor Redevelopment, that does not have executed leases for seventy-five percent (75%) or more of the square footage of such Property) or, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed. The term “Development Property” shall include real property of the type described in the immediately preceding sentence that satisfies both of the following conditions: (i) it is to be (but has not yet been) acquired by the Borrower, any Subsidiary or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition and (ii) a third party is developing such property using the proceeds of a loan that is Guaranteed by, or is otherwise recourse to, the Parent, the Borrower, any Subsidiary or any Unconsolidated Affiliate. A Development Property on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been completed for at least fifteen (15) months shall cease to constitute a

~~6~~

Development Property notwithstanding the fact that such Property has not achieved an Occupancy Rate of at least eighty‑five percent (85%) (or, for purposes of the definition of Unencumbered Asset Value, in the case of any Anchor Redevelopment, executed leases for at least seventy-five percent (75%) of the square footage of such Property).
“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit H to be executed and delivered by the Borrower pursuant to Section 2.10., as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent.
“Dollars” or “$” means the lawful currency of the United States of America.
“EBITDA” means, with respect to a Person, for any period and without duplication, the sum of (a) net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization expense (less depreciation and amortization expense allocable to non‑controlling interest in Subsidiaries of the Borrower for such period); (ii) interest expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including without limitation, gains and losses from the sale of operating Properties; and (v) equity in net income (loss) of its Unconsolidated Affiliates plus (b) such Person’s Ownership Share of EBITDA of Unconsolidated Affiliates for such period. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805. For purposes of this definition, nonrecurring items shall be deemed to include (v) abandoned projects, (w) impairments and other non‑cash charges, (x) gains and losses on early extinguishment of Indebtedness, (y) cash or non‑cash severance and other non‑cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means the later of (a) the Agreement Date and (b) the date on which all of the conditions precedent set forth in Section 6.1. shall have been fulfilled or waived in accordance with the provisions of Section 13.7.
“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless a Default or Event of Default exists, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries or any Defaulting Lender or its Affiliates.

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“Eligible Property” means a Property which satisfies all of the following requirements as confirmed by the Administrative Agent: (a) such Property is wholly owned in fee simple (or with the consent of the Requisite Lenders, leased under a Ground Lease) by the Borrower or a Wholly Owned Subsidiary (which Subsidiary shall be a Guarantor if required pursuant to the provisions of Section 8.14.(a) or shall be the Management Company or any Wholly Owned Subsidiary of the Management Company); (b) such Property is located in a State of the United States of America or in the District of Columbia; (c) neither such Property, nor any interest of the Borrower or any Subsidiary therein, nor, if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term) or (ii) any Negative Pledge~~;~~ (other than Permitted Negative Pledges); (d) regardless of whether such Property is owned (or with the consent of the Requisite Lenders, leased under a Ground Lease) by the Borrower or a Wholly Owned Subsidiary, the Borrower has the right directly, or indirectly through a Wholly Owned Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; and (e) to Borrower’s knowledge, such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property. The initial list of Eligible Properties shall be provided by the Borrower to the Administrative Agent and the Lenders on the Agreement Date in the Officer’s Certificate. For the avoidance of doubt, no Property owned or leased by an Excluded Subsidiary (other than the Management Company or any Wholly Owned Subsidiary of the Management Company) shall be an “Eligible Property” hereunder.
“Environmental Laws” means any Applicable Law relating to environmental protection or the manufacture, storage, remediation, disposal or clean‑up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S. C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S. C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S. C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S. C. § 9601 et seq.; National Environmental Policy Act, 42 U.S. C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment.
“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or non‑voting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

~~8~~

“EU Bail‑In Legislation Schedule” means the EU Bail‑In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Eurodollar Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.
“Event of Default” means any of the events specified in Section 11.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied.
“Excluded Subsidiary” means (a) any Subsidiary of the Borrower that (x)(i) holds title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary or (ii) owns, directly or indirectly, any Equity Interests in a Subsidiary or Unconsolidated Affiliate holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary or Unconsolidated Affiliate and (y) in the case of any such Subsidiary under clause (a)(x)(ii), (1) is prohibited from Guaranteeing the Indebtedness of any other Person pursuant to (i) any document, instrument or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents, which was included in such Subsidiary’s organizational documents as a condition to the incurrence of such Secured Indebtedness or (2) does not own any Specified Equity Interests, (b) any Subsidiary of the Borrower (other than a Wholly Owned Subsidiary of the Borrower) that is prohibited from Guaranteeing the Indebtedness of any other Person pursuant to a provision of such Subsidiary’s organizational documents as in effect as of the Agreement Date, (c) 2030 Insurance, LLC and 2030 Insurance Protected Cell Series 2013‑45 of Picasso Insurance, LLC, in each case solely to the extent such Subsidiary continues to be in the business of insurance services of the type in which it is engaged as of the Agreement Date~~,~~ and (d) the Management Company and any of its Wholly Owned Subsidiaries ~~and (e) Arbor Place Limited Partnership, The Galleria Associates, L.P., Oak Park Holding I, LLC, Montgomery Partners, L.P., Jarnigan Road Limited Partnership, Laurel Park Retail Holding LLC, OK City Member, LLC, CW Joint Venture, LLC, Foothills Mall Associates, LP , The Pavilion at Port Orange, LLC, Eastland Holding I, LLC, Eastland Holding II, LLC, Imperial Valley Mall, L.P., and Eastland Member, LLC, in each case solely for so long as such Subsidiary would have adverse tax consequences to any owner (either direct or indirect) of its Equity Interests were it not designated an “Excluded Subsidiary” hereunder. The initial list of Excluded Subsidiaries shall be provided by the Borrower to the Administrative Agent and the Lenders on the Agreement Date in the Officer’s Certificate.~~.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Term Loan or Term Loan Commitment pursuant to an Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Term Loan or Term Loan Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6.) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10., amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes

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attributable to such Recipient’s failure to comply with Section 3.10.(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Existing 2013 Term Loan Agreement” means that certain Term Loan Agreement, dated as of July 30, 2013, by and among the Borrower, the Parent, the lenders parties thereto from time to time and Wells Fargo Bank, National Association, as administrative agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).
“Existing Facilities” means, individually and collectively, each of the Existing Ninth Amended Agreement, the Existing Fourth Amended Agreement, the Existing 2013 Term Loan Agreement and the Existing First Tennessee Agreement.
“Existing First Tennessee Agreement” means that certain Amended and Restated Loan Agreement, dated February 22, 2013, by and among the Borrower, the Parent, the lenders parties thereto from time to time and First Tennessee Bank, National Association, as administrative agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).
“Existing Fourth Amended Agreement” means that certain Fourth Amended and Restated Credit Agreement, dated as of October 16, 2015, by and among the Borrower, the Parent, the lenders parties thereto from time to time and Wells Fargo Bank, National Association, as administrative agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).
“Existing Ninth Amended Agreement” means that certain Ninth Amended and Restated Credit Agreement, dated as of October 16, 2015, by and among the Borrower, the Parent, the lenders parties thereto from time to time and Wells Fargo Bank, National Association, as administrative agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).
 ~~“Existing Revolving Facilities” means, individually and collectively, each of the Existing Ninth Amended Agreement and the Existing Fourth Amended Agreement.~~
“Extension Notice” has the meaning given that term in Section 2.12.
“Fair Market Value” means, (a) with respect to a security listed on a national securities exchange or the NASDAQ National Market, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be expected to be negotiated in an arm’s‑length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. ~~Except as otherwise provided herein, Fair Market Value shall be determined by the Board of Directors of the Parent (or an authorized committee thereof) acting in good faith conclusively evidenced by a board resolution thereof delivered to the Administrative Agent or, with respect to any asset valued at no more than $1,000,000, such determination may be made by the chief financial officer of the Parent evidenced by an officer’s certificate delivered to the Administrative Agent, in either case such determination being subject to the Administrative Agent’s review and reasonable approval.~~
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(i) of the Internal Revenue Code.

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“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent; provided, that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Fee Letters” means, collectively (i) that certain fee letter dated as of September 21, 2015, by and between the Borrower and the Administrative Agent, (ii) that certain fee letter dated as of September 21, 2015, by and among the Borrower, J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A. and (iii) that certain fee letter dated as of September 21, 2015, by and between the Borrower and U.S. Bank National Association.
“Fees” means the fees and commissions provided for or referred to in Section 3.5. and any other fees payable by the Borrower hereunder, under any other Loan Document or under the Fee Letters.
“Fitch” means Fitch Ratings, a majority‑owned Subsidiary of Fimalac, S.A. and its successors.
“Fixed Charges” means, with respect to a Person and for a given period, without duplication, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all regularly scheduled principal payments on Indebtedness payable by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness). The Parent’s Ownership Share of the Fixed Charges of Unconsolidated Affiliates will be included when determining the Fixed Charges of the Parent.
“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“Funds From Operations” means, with respect to a Person and for a given period, net income (computed in accordance with GAAP), excluding gains (or losses) on sales of operating properties, plus depreciation, amortization, and after adjustments for unconsolidated partnerships, joint ventures and minority interests. Adjustments for unconsolidated partnerships and joint ventures are calculated on the same basis. For purposes of this Agreement, Funds From Operations shall be calculated consistent with the definition of “Funds From Operations” as set forth in the Parent’s Form 10‑Q for the second quarter of Fiscal Year 2015 as filed with the Securities and Exchange Commission, as such definition may be modified with the prior approval of Requisite Lenders.
“GAAP” means accounting principles generally accepted in the United States of America as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity including, without limitation, the Securities and Exchange Commission, as may be approved by a significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination.

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“General Partner” means CBL Holdings I, Inc., a Delaware corporation, and a Wholly Owned Subsidiary of the Parent and the sole general partner of Borrower, and shall include the General Partner’s successors and permitted assigns.
“Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.
“Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi‑governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity that has the right to govern any of the parties to this Agreement (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.
“Ground Lease” means a ground lease containing the following terms and conditions: (a) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (b) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (c) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (d) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.
“Guarantors” means, individually and collectively, as the context shall require: (i) the Parent, (ii) any Subsidiary that becomes a Guarantor pursuant to the terms of Section 8.14. and (iii) any Subsidiary that elects to become a Guarantor.
“Guaranty”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of non‑performance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of non‑performance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, “Guaranty” shall also mean each guaranty executed and delivered pursuant to Section 6.1. or 8.14. and substantially in the form of Exhibit B.
“Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP” toxicity, or “EP toxicity”; (b) oil, petroleum or petroleum

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derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; (e) toxic mold; and (f) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.
“ICE” has the meaning given that term in the definition of the term “LIBOR”.
“Incremental Term Loan” has the meaning assigned to such term in Section 2.11.
“Incremental Term Loan Amendment” has the meaning assigned to such term in Section 2.11.
“Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed or for the deferred purchase price of property or services (excluding trade debt incurred in the ordinary course of business); (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit (but only to the extent of any outstanding balance), (ii) evidenced by bonds, debentures, notes or similar instruments (but only to the extent such debt is not otherwise included in Indebtedness), or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off‑Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (h) net obligations under any Derivatives Contract not entered into as a hedge against then existing Indebtedness (which shall be deemed to have an amount equal to the Derivatives Termination Value thereof at such time but in no event shall be less than zero); (i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non‑recourse liability); (j) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; and (k) such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person. Indebtedness of any Person shall include Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s Ownership Share of such partnership or joint venture (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of the Indebtedness shall be included as Indebtedness of such Person). All Loans shall constitute Indebtedness of the Borrower.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any

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Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes.
“Intellectual Property” has the meaning given that term in Section 7.1.(s).
“Interest Expense” means, with respect to any Person, for any period, without duplication, (a) total interest expense of such Person (including, without limitation, capitalized interest not funded under a construction loan interest reserve account, interest expense attributable to Capitalized Lease Obligations, letter of credit fees, and interest expense with respect to any Indebtedness in respect of which such Person is wholly or partially liable whether pursuant to any repayment, interest carry, performance guaranty or otherwise) determined on a consolidated basis in accordance with GAAP for such period, plus (b) such Person’s Ownership Share of Interest Expense of Unconsolidated Affiliates for such period.
“Interest Period” means with respect to each LIBOR Loan, each period commencing on the date such LIBOR Loan is made, or in the case of the Continuation of a LIBOR Loan the last day of the preceding Interest Period for such Loan, and ending on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Maturity Date, such Interest Period shall end on the Maturity Date and (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the immediately following Business Day (or, if such immediately following Business Day falls in the next calendar month, on the immediately preceding Business Day).
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
“Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“Joint Lead Arrangers” means each of Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, PNC Capital Markets LLC and U.S. Bank National Association, each in such capacity, together with their respective successors and assigns.
“Lender” means each financial institution from time to time party hereto as a “Lender”, together with its respective successors and permitted assigns; provided, however, that the term “Lender”, except as otherwise expressly provided herein, shall not include any Lender (or its Affiliates) in its capacity as a Specified Derivatives Provider. With respect to matters requiring the consent or approval of all Lenders at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and, for voting purposes only, “all Lenders” shall be deemed to mean “all Lenders other than Defaulting Lenders”.

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“Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.
“Level” has the meaning given that term in the definition of the term “Applicable Margin.”
“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate as set by the ICE Benchmark Administration (“ICE”) (or the successor thereto if ICE is no longer making such rate available) for deposits in U.S. dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the ~~stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America); provided that if as so determined LIBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement~~Eurodollar Reserve Percentage. If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in U.S. ~~Dollars~~dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period; provided that if as so determined LIBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Any change in the maximum rate ~~or~~of reserves described in the preceding clause (ii) shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.
“LIBOR Loan” means a Loan bearing interest at a rate based on LIBOR, but excluding any Base Rate Loan.
“LIBOR Market Index Rate” means, for any day, LIBOR as of that day that would be applicable for a LIBOR Loan having a one‑month Interest Period determined at approximately 10:00 a.m. Central time for such day (rather than 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period as otherwise provided in the definition of “LIBOR”), or if such day is not a Business Day, the immediately preceding Business Day. The LIBOR Market Index Rate shall be determined on a daily basis.
“Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases or rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income, rents or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; (c) the filing of any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect

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of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9‑505 (or a successor provision) of the Uniform Commercial Code or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien; and (d) any agreement by such Person to grant, give or otherwise convey any of the foregoing.
“Limited Subsidiary” means any Subsidiary of the Parent that, directly or indirectly, owns (a) any Equity Interest in any Loan Party or (ii) any Specified Equity Interests.
“Loan” means a Term Loan.
“Loan Document” means this Agreement, each Note, the Parent Guaranty, each Guaranty, if any, and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement (other than the Fee Letters and any Specified Derivatives Contract).
“Loan Party” means each of the Borrower, each Guarantor, the General Partner and each other Person who guarantees all or a portion of the Obligations. Part I of Schedule 7.1.(b) sets forth the Loan Parties in addition to the Borrower as of the Agreement Date. For purposes of clarity, any Person which is a Loan Party solely by virtue of having Guaranteed all or a portion of the Obligations shall cease to be a Loan Party upon the release of such Person from all of its obligations under such Guaranty.
“Management Company” means CBL & Associates Management, Inc., a Delaware corporation, or any other Person that succeeds to the obligations of CBL & Associates Management, Inc. to manage the Properties, together with its successors and permitted assigns.
“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests, or, at the election of the Borrower, in exchange for cash); in each case, on or prior to the Maturity Date.
“Material Adverse Effect” means a materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of the Borrower and its Subsidiaries, or the Parent and its Subsidiaries, in either case taken as a whole, (b) the ability of the Borrower, any other Loan Party or the Parent to perform its obligations under any Loan Document to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders and the Administrative Agent under any of the Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.
“Material Contract” means any contract or other arrangement relating to a Property (other than Loan Documents and Specified Derivatives Contracts), whether written or oral, to which the Borrower, any Subsidiary or any other Loan Party is a party as to which the breach, non‑performance, cancellation or failure to renew by any party to such contract or other arrangement could reasonably be expected to have a Material Adverse Effect.

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“Material Plan” means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $1,000,000.
~~“Maturity Date” means October 16, 2017, as such date may be extended pursuant to Section 2.12.~~
“Material Subsidiary” means any Subsidiary having assets with a Fair Market Value greater than or equal to $10,000,000.
“Maturity Date” means October 16, 2017, as such date may be extended pursuant to Section 2.12.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made or to be made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.
“Mortgage Receivable” means Indebtedness secured by Mortgages in favor of the Borrower or any Subsidiary~~.~~, so long as, for purposes of the definition of Unencumbered Asset Value, (i) the mortgagor or grantor with respect to such Mortgage Receivable is not delinquent more than 60 days in interest and principal payments thereunder and (ii) such Mortgage Receivable shall not have a debt yield below 9.0% (and for purposes of this definition, the term “debt yield” means debt service received divided by the outstanding Mortgage Receivable balance).
“Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five (5) year period.
“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document or Specified Derivatives Contract) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.
“Net Operating Income” or “NOI” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance but excluding pre‑paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid (excluding interest) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses of the Parent and its Subsidiaries and any property management fees) minus (c) the Capital Reserves for such Property as of the end of such period minus (d) an imputed management fee in the amount of three percent (3%) of the aggregate base rents and percentage rents received for such Property for such period.

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“Non‑Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non‑Recourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non‑recourse liability in a form reasonably acceptable to the Administrative Agent) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.
“Note” means a promissory note of the Borrower substantially in the form of Exhibit G, payable to the order of a Lender in a principal amount equal to the amount of such Lender’s Term Loan Commitment.
“Notice of Borrowing” means a notice substantially in the form of Exhibit C (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.1.(b) evidencing the Borrower’s request for a borrowing of Term Loans.
“Notice of Continuation” means a notice substantially in the form of Exhibit D (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.7. evidencing the Borrower’s request for the Continuation of a LIBOR Loan.
“Notice of Conversion” means a notice substantially in the form of Exhibit E (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.8. evidencing the Borrower’s request for the Conversion of a Loan from one Type to another Type.
“Obligations” means, individually and collectively, without duplication: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans and (b) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower or any of the other Loan Parties owing to the Administrative Agent or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. For the avoidance of doubt, “Obligations” shall not include Specified Derivatives Obligations.
“Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable owned square footage of such Property actually occupied by tenants (unless due to a temporary cessation of business, or tenants scheduled to open within the next one hundred twenty (120) days) that are not affiliated with the Borrower and paying rent, pursuant to binding leases as to which no monetary default has occurred and has continued unremedied for one hundred twenty (120) or more days to (b) the aggregate owned net rentable square footage of such Property.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Off‑Balance Sheet Obligations” means liabilities and obligations of the Parent, the Borrower, any Subsidiary or any other Person in respect of “off‑balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S‑K promulgated under the Securities Act) which the Parent would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of

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Operations” section of the Parent’s report on Form 10‑Q or Form 10‑K (or their equivalents) which the Parent is required to file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor).
“Officer’s Certificate” means a certificate from a Senior Officer of the Parent certifying (i) the “Eligible Properties”, (ii) each Subsidiary owning a direct interest in each Eligible Property and (iii) the “Excluded Subsidiaries”, in each case, as of the Agreement Date.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6.).
“Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) subject to compliance with Section 9.4.(k), such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation or formation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate.
“Parent” has the meaning set forth in the introductory paragraph hereof and shall include the Parent’s successors and permitted assigns.
“Parent Guaranty” means the Parent Guaranty executed and delivered by the Parent in favor of the Administrative Agent and the Lenders and substantially in the form of Exhibit F.
“Participant” has the meaning given that term in Section 13.6.(d).
“PBGC” means the Pension Benefit Guaranty Corporation and any successor agency.
“Permitted Liens” means, with respect to any asset or property of a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws), (b) the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are not at the time required to be paid or discharged under Section 8.6; (c) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (d) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of

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such Person; (e) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (f) Liens in favor of the Administrative Agent for its benefit and the benefit of the Lenders, each Specified Derivatives Provider; (g) Liens in existence on the Agreement Date and set forth in Schedule 1.1. hereto and (h) Liens in favor of the Borrower.
“Permitted Negative Pledge” means (a) any Negative Pledge permitted under this Agreement, (b) any Negative Pledge under an Existing Facility on terms and conditions not more restrictive than those set forth herein and (c) any other Negative Pledge subject to an equal and ratable Lien in favor of the holders of any Unsecured Indebtedness in connection with the pledge of any property or asset to secure the Obligations in favor of the Administrative Agent.
“Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other non‑governmental entity, or any Governmental Authority.
“Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five (5) years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.
“Post‑Default Rate” means, in respect of any Event of Default resulting from the principal of any Loan not being paid when due, the rate otherwise applicable plus an additional five percent (5%) per annum and with respect to any Event of Default resulting from any other Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise) or any other Event of Default, a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans plus five percent (5%) per annum.
“Preferred Stock” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.
“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.
“Principal Office” means the office of the Administrative Agent located at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or such other office as the Administrative Agent may notify the Borrower.
“Principals” means (a) Charles B. Lebovitz, Ben S. Landress, Stephen Lebovitz, Michael Lebovitz, Alan Lebovitz, Augustus N. Stephas and/or Farzana ~~Mitchell~~Khaleel, (b) any of such individual’s immediate family members consisting of his spouse and his lineal descendants (whether natural or adopted), (c) a trust, partnership or other similar entity of which any of the Persons identified in either of the immediately preceding clauses (a) or (b) are the sole beneficiaries of all of the interest therein, and (d) any Subsidiary of any of the Persons identified in any of the immediately preceding clauses (a) through

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(c), so long as any of the individuals identified in the immediately preceding clause (a) owns or controls at least ten percent (10%) of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency).
“Property” means a parcel (or group of related parcels) of real property developed (or to be developed) by the Borrower, any Subsidiary or any Unconsolidated Affiliate.
“Property Management Agreements” means, collectively, all agreements entered into by the Borrower, any other Loan Party or any Subsidiary pursuant to which the Borrower, such other Loan Party or such Subsidiary engages a Person to advise it with respect to the management of a given Property and/or to manage a given Property.
“Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a) the amount of such Lender’s Term Loan Commitment to (b) the aggregate amount of the Term Loan Commitments of all Lenders; provided, however, that if at the time of determination the Term Loan Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the ratio, expressed as a percentage of (A) the sum of the unpaid principal amount of all outstanding Term Loans owing to such Lender as of such date to (B) the sum of the aggregate unpaid principal amount of all outstanding Term Loans of all Lenders as of such date.
“Purchase Money Advances” means Indebtedness in favor of the Borrower or any Subsidiary which has been advanced to a bona fide third party in connection with an arm’s length sale by the Borrower or any Subsidiary of a Property to the respective third party.
“Rating Agency” means Fitch, S&P or Moody’s.
“Recipient” means (a) the Administrative Agent and (b) any Lender, as applicable.
“Recourse Indebtedness” means any Indebtedness of a Person that is not Non‑Recourse Indebtedness.
“Register” has the meaning given that term in Section 13.6.(c).
“Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity ratios or requirements. Notwithstanding anything herein to the contrary, (a) the Dodd‑Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change,” regardless of the date enacted, adopted or issued.
“REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Internal Revenue Code.

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“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Requisite Lenders” means, as of any date, (a) Lenders having more than fifty‑one percent (51%) of the aggregate amount of the Term Loan Commitments or (b) if the Lenders’ Term Loan Commitments have been terminated or reduced to zero, Lenders holding more than fifty‑one percent (51%) of the principal amount of the aggregate outstanding Term Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and the Pro Rata Shares shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders and (ii) at all times when two (2) or more Lenders are party to this Agreement (excluding Defaulting Lenders), the term “Requisite Lenders” shall in no event mean less than two (2) Lenders.
“Restricted Payment” means: (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Parent or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Equity Interest to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Parent or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Parent or any of its Subsidiaries now or hereafter outstanding.
“Retail Properties” means a Property developed and operated for retail use or mixed‑use.
“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financing Services LLC business, and its successors.
“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions‑related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom or any other relevant Governmental Authority.
“Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any property, and in the case of the Parent, shall include (without duplication), the Parent’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates.

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“Securities Act” means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.
“Senior Officer” means the Chairman, CEO and President, an Executive Vice President, Vice President ‑ Finance, Vice President ‑ Accounting, the Chief Operating Officer, the Chief Legal Officer or the Chief Financial Officer of the Borrower, the General Partner or the Parent.
“Significant Subsidiary” means an Subsidiary which has assets having an aggregate book value in excess of five percent (5%) of Total Asset Value.
“Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.
“Specified Derivatives Contract” means any Derivatives Contract, together with any Derivatives Support Document relating thereto, that is made or entered into at any time, or in effect at any time now or hereafter, which relate to the Obligations, whether as a result of an assignment or transfer or otherwise, between the Borrower or any Loan Party and any Specified Derivatives Provider.
“Specified Derivatives Obligations” means all indebtedness, liabilities, obligations, covenants and duties of the Borrower or its Subsidiaries under or in respect of any Specified Derivatives Contract, whether direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, and whether or not evidenced by any written confirmation.
“Specified Derivatives Provider” means any Lender, or any Affiliate of a Lender that is a party to a Derivatives Contract at the time the Derivatives Contract is entered into (regardless whether such counterparty subsequently ceases to be a Lender or an Affiliate of a Lender).
“Specified Equity Interests” has the meaning given that term in Section 10.2.(b).
“Specified Properties” means, collectively, Hamilton Place Sears, Hamilton Place Corner, The Shoppes at Hamilton Place, Hamilton Place Regal Cinema, Golfsmith, Forum at Grandview, and The Promenade at D’Iberville.
“Subordinated Debt” means Indebtedness for money borrowed of the Borrower or any of its Subsidiaries that is subordinated in right of payment and otherwise to the Loans, the other Obligations and the Specified Derivatives Obligations, if any, in a manner satisfactory to the Administrative Agent in its sole and absolute discretion.
“Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP, and unless the context shall dictate otherwise, the term shall mean a Subsidiary of the Parent.

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“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Tenant Lease” means any lease entered into by the Borrower, any Loan Party or any Subsidiary with respect to any portion of a Property.
“Term Loan” means a loan made by a Lender to the Borrower pursuant to Section 2.1.(a).
“Term Loan Commitment” means, as to each Lender, such Lender’s obligation to make Term Loans pursuant to Section 2.1. in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Lender’s “Term Loan Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Lender becoming a party hereto in accordance with Section 2.11., as the same may be increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 13.6. or increased as appropriate to reflect any increase effected in accordance with Section 2.11.
“Term Loan Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Term Loans.
“Third Party Affiliate” means any Person which owns any interest in Parent, Borrower or any Subsidiary or Unconsolidated Affiliate of Borrower, but which Person is neither a Senior Officer nor a Subsidiary of Borrower.
“Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way, but including any escrow deposits for real estate taxes, insurance, tenant allowances and capital expenditures); plus (b) the quotient of (i) EBITDA of the Parent and its Subsidiaries calculated for the immediately preceding period of four (4) consecutive fiscal quarters for (x) Properties owned for four (4) or more quarters and (y) Properties owned for fewer than four (4) quarters that have achieved an Occupancy Rate of eighty‑five percent (85%) or more, calculated on an annualized basis (excluding EBITDA attributable from assets in (c), (d), (e), (f), (g), (h) and (i) below), divided by (ii) the Capitalization Rate; provided that, for purposes of calculating Total Asset Value only, “EBITDA” may include straight line rent leveling adjustments; plus (c) the undepreciated GAAP book value of Properties acquired during the four (4) fiscal quarters most recently ended; plus (d) the GAAP book value of all Development Properties; plus (e) the GAAP book value of Unimproved Land, plus (f) the GAAP book value of Mortgages Receivable and Purchase Money Advances; plus (g) the GAAP book value of Equity Interests; plus (h) with respect to any purchase obligation, repurchase obligation or forward commitment evidenced by a binding contract included when determining the Indebtedness of the Parent and its Subsidiaries, the reasonably determined value of any amount that would be payable, or property that would be transferable, to the Parent or any Subsidiary as if such contract were closed as of such date; plus (i) to the extent not included in the immediately preceding clauses (a) through (h), the value of any real property owned by a Subsidiary (that is not a Wholly Owned Subsidiary) of the Borrower or an Unconsolidated Affiliate of the Borrower (such Subsidiary or Unconsolidated Affiliate being a “JV”), to the extent the Borrower or a Subsidiary guarantees the Indebtedness of any JV in an amount in excess of its ownership ratio in such JV, provided that if such Indebtedness is paid by the Borrower or a Subsidiary of the Borrower, then the Borrower or a Subsidiary of the Borrower shall automatically acquire, without the necessity of any further payment or action, all Equity Interests in such JV not owned by the Borrower or any Subsidiary. The Borrower’s Ownership

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Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets. EBITDA attributable to Properties disposed of during the fiscal quarter ending immediately prior to any date of determination of Total Asset Value shall not be included in the calculation of Total Asset Value. Notwithstanding the foregoing, for purposes of determining Total Asset Value, to the extent the amount of Total Asset Value attributable to Properties leased under Ground Leases would exceed ten percent (10%) of Total Asset Value, such excess shall be excluded.
“Total Budgeted Cost” means, with respect to a Development Property, and at any time, the aggregate amount of all costs budgeted to be paid, incurred or otherwise expended or accrued by the Borrower, a Subsidiary or an Unconsolidated Affiliate with respect to such Property to achieve an Occupancy Rate of one hundred percent (100%), including without limitation, all amounts budgeted with respect to all of the following: (a) acquisition of land and any related improvements; (b) a reasonable and appropriate reserve for construction interest; (c) a reasonable and appropriate operating deficit reserve; (d) tenant improvements, (e) leasing commissions and (f) other hard and soft costs associated with the development or redevelopment of such Property; provided, however, Total Budgeted Cost shall be reduced by cash actually received by Borrower, such Subsidiary or such Unconsolidated Affiliate as a result of governmental reimbursements or in connection with the sale of outparcels. With respect to any Property to be developed in more than one phase, the Total Budgeted Cost shall exclude budgeted costs (other than costs relating to acquisition of land and related improvements) to the extent relating to any phase for which (i) construction has not yet commenced and (ii) a binding construction contract has not been entered into by the Borrower, any other Subsidiary or any Unconsolidated Affiliate, as the case may be.
“Total Indebtedness” means all Indebtedness of the Parent and its Ownership Share of all Indebtedness of all of its Subsidiaries.
“Type” with respect to any Loan, refers to whether such Loan or portion thereof is a LIBOR Loan or a Base Rate Loan.
“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds, either directly or indirectly through one or more Subsidiaries, an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.
“Unencumbered Asset Value” means the sum, without duplication, of:
(1) (a) (i) the sum of (x) the NOI (excluding NOI attributable to Development Properties) for Eligible Properties owned for four (4) or more quarters for the immediately preceding period of four (4) consecutive fiscal quarters plus (y) the NOI (excluding NOI attributable to Development Properties) for Eligible Properties owned for less than four (4) quarters that have achieved an Occupancy Rate of eighty‑five percent (85%) or more, calculated on an annualized basis, divided by (ii) the Capitalization Rate, plus (b) the undepreciated GAAP book value of all Eligible Properties acquired during the four (4) fiscal quarters most recently ended, plus (c) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way), plus (d) the GAAP book value of Unimproved Land (which meets the requirements for Eligible Property) that is not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge (other than Permitted Negative Pledges), plus (e) the GAAP book value of Mortgage Receivables owned by the Borrower or any

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wholly‑owned Subsidiary that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge~~, plus (f) the GAAP book value of Purchase Money Advances owned by the Borrower or any wholly-owned Subsidiary that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge~~(other than Permitted Negative Pledges), plus (f) [Reserved], plus (g) the undepreciated GAAP book value of Development Properties (which meets the requirements for Eligible Property) that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge~~, plus (h) Equity Interests that are not subject to any Lien (other than Permitted Liens described in clause (f) of the definition of that term) or any Negative Pledge~~(other than Permitted Negative Pledges), plus (h) [Reserved], plus
(2) with respect to Properties that would constitute Eligible Properties but that are owned or leased by non‑wholly‑owned Subsidiaries or Unconsolidated Affiliates, Borrower’s Ownership Share of the sum of (a) value, calculated as in clause (1)(a) above, of such Properties that are not subject to any Lien or Negative Pledge, plus (b) the undepreciated GAAP book value of all such Properties acquired during the four (4) fiscal quarters most recently ended, plus (c) the GAAP book value of Unimproved Land that is not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge (other than Permitted Negative Pledges), plus (d) the undepreciated GAAP book value of Development Properties that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge (other than Permitted Negative Pledges). Notwithstanding the above, the percentage of Unencumbered Asset Value attributable to Properties subject to a Ground Lease will not exceed ten percent (10%) of the Unencumbered Asset Value.
For purposes of this definition~~,~~:
(i)    ~~(i)~~ to the extent the Unencumbered Asset Value attributable to clause (1)(d) and 2(c) in the aggregate would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded~~,~~;
(ii)    ~~(ii)~~ to the extent the Unencumbered Asset Value attributable to clause (1)(e) would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded~~,~~;
(iii)    ~~(iii) to the extent the Unencumbered Asset Value attributable to clause (1)(f) would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded, (iv)~~ to the extent the Unencumbered Asset Value attributable to clause (1)(g) and (2)(d) in the aggregate would exceed ~~ten~~the lesser of $150,000,000 and three percent (~~10~~3%) of the Unencumbered Asset Value, such excess shall be excluded~~,~~;
(iv)    ~~(v) to the extent the Unencumbered Asset Value attributable to clause (1)(h) would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded, (vi)~~ to the extent the Unencumbered Asset Value attributable to clause (2) (exclusive of the Unencumbered Asset Value of the Specified Properties) would exceed ~~fifteen~~the lesser of $350,000,000 and ten percent (~~15~~10%) of the Unencumbered Asset Value, such excess shall be excluded~~,~~;
(v)    ~~(vii)~~ to the extent the Unencumbered Asset Value attributable to the sum of clauses (d), (e), ~~(f),~~and (g~~) and (h~~) of clause (1) and clause (2) in the aggregate would exceed twenty percent (20%) of the Unencumbered Asset Value, such excess shall be excluded; and

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(vi)    ~~(vii)~~ to the extent the Unencumbered Asset Value attributable to hotel and office properties would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded.
“Unencumbered NOI” means, for any period, the sum of NOI from (i) all Eligible Properties plus (ii) Borrower’s Ownership Share of NOI of any non‑wholly owned Properties to the extent such Properties are included in the calculation of Unencumbered Asset Value and are not subject to any Lien or any Negative Pledge (other than Permitted Negative Pledges).
“Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (a) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (b) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.
“Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred and for which no development is scheduled in the following twelve (12) months; provided, however, the term Unimproved Land shall not include (a) raw land subject to a Ground Lease under which the Borrower or a Subsidiary is the lessor and a Person not an Affiliate is the lessee~~;~~, (b) any Development Property, (c) unimproved real estate acquired within the prior eighteen (18) months that will become a Development Property within eighteen (18) months of its acquisition (the Borrower acknowledging that if such Property does not become a Development Property within said eighteen (18) months period, such Property shall thereafter be considered unimproved real estate for purposes of this definition unless and until such Property in fact becomes a Development Property), (d) land subject to a binding contract of sale under which the Borrower or one of its Subsidiaries is the seller and the buyer is not an Affiliate of the Borrower, ~~or~~ (e) out‑parcels held for lease or sale at Properties which are either completed or where development has commenced~~)~~ or (f) for purposes of the definition of Unencumbered Asset Value, any land having an NOI of zero or below.
“Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Unsecured Indebtedness.
“Unsecured Interest Expense” means, with respect to a Person and for any period, all Interest Expense of such Person for such Period attributable to Unsecured Indebtedness.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.
“Wells Fargo” means Wells Fargo Bank, National Association, and its successors and permitted assigns.
“Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person, and unless the context shall dictate otherwise, the term shall mean a Wholly Owned Subsidiary of the Parent.

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“Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable.
“Write‑Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write‑down and conversion powers of such EEA Resolution Authority from time to time under the Bail‑In Legislation for the applicable EEA Member Country, which write‑down and conversion powers are described in the EU Bail‑In Legislation Schedule.

Section 1.2.	~~Section 1.2.~~ General; References to Central Time.
Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP as in effect on the Agreement Date; provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, Borrower shall give Administrative Agent written notice thereof promptly after Borrower has knowledge thereof, and if either the Borrower or the Requisite Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Requisite Lenders); provided further that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the preceding sentence, the calculation of liabilities shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC ~~825-10-25~~825‑10‑25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. Accordingly, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. references in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Parent or the Borrower (or a Subsidiary of such Subsidiary) and a reference to an “Affiliate” means a reference to an Affiliate of the Borrower or the Parent. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Central time.

Section 1.3.	~~Section 1.3.~~ Financial Attributes of Non‑Wholly Owned Subsidiaries.
When determining compliance by the Parent or the Borrower with any financial covenant contained in any of the Loan Documents (a) only the Ownership Share of the Parent or the Borrower, as applicable, of the financial attributes of a Subsidiary that is not a Wholly Owned Subsidiary shall be included and (b) the Parent’s Ownership Share of the Borrower shall be deemed to be one hundred percent (100.0%).

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Article II.     ~~Article II .~~ Credit Facility

Section 2.1.	~~Section 2.1.~~ Term Loans.
(a)    Making of Term Loans. Subject to the terms and conditions set forth in this Agreement, each Lender severally and not jointly agrees to make Term Loans to the Borrower in a single drawing on the Effective Date in an aggregate principal amount equal to such Lender’s Term Loan Commitment. Amounts repaid or prepaid in respect of the Loans may not be reborrowed.
(b)    Requests for Term Loans. Not later than 11:00 a.m. Central time at least one (1) Business Day prior to a borrowing of Base Rate Loans and not later than 11:00 a.m. Central time at least three (3) Business Days prior to a borrowing of LIBOR Loans, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Term Loans to be borrowed, the date such Term Loans are to be borrowed (which must be a Business Day), the Type of the requested Term Loans, and if such Term Loans are to be LIBOR Loans, the initial Interest Period for such Term Loans. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. If the Borrower fails to indicate the Type of Term Loans being borrowed in a Notice of Borrowing, then the Borrower shall be deemed to have requested a borrowing of LIBOR Loans having an Interest Period of one month. Prior to delivering a Notice of Borrowing, the Borrower may (without specifying whether a Term Loan will be a Base Rate Loan or a LIBOR Loan) request that the Administrative Agent provide the Borrower with the most recent LIBOR available to the Administrative Agent. The Administrative Agent shall provide such quoted rate to the Borrower on the date of such request or as soon as possible thereafter.
(c)    Funding of Term Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall deposit an amount equal to the Term Loan to be made by such Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than 11:00 a.m. Central time on the date of such proposed Term Loans. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified in the Disbursement Instruction Agreement, not later than 1:00 p.m. Central time on the date of the requested borrowing of Term Loans, the proceeds of such amounts received by the Administrative Agent. No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.
(d)    Assumptions Regarding Funding by Lenders. Unless the Administrative Agent shall have been notified by any Lender that such Lender will not make available to the Administrative Agent a Term Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Term Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Term Loan to be provided by such Lender. In such event, if such Lender does not make available to the Administrative Agent the proceeds of such Term Loan, then such Lender and the Borrower severally agree to pay to the Administrative Agent within three (3) Business Days following written demand the amount of such Term Loan with interest thereon, for each day from and including the date such Term Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the

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Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays to the Administrative Agent the amount of such Term Loan, the amount so paid shall constitute such Lender’s Term Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make available the proceeds of a Term Loan to be made by such Lender.

Section 2.2.	~~Section 2.2.~~ Rates and Payment of Interest on Loans.
(a)    Rates. The Borrower promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates:
(i)    during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans; and
(ii)    during such periods as such Loan is a LIBOR Loan, at LIBOR for such Loan for the Interest Period therefor, plus the Applicable Margin for LIBOR Loans.
Notwithstanding the foregoing, while an Event of Default exists, the Borrower shall, upon and after the Administrative Agent’s demand, pay to the Administrative Agent for the account of each Lender, interest at the Post‑Default Rate on the outstanding principal amount of any Loan made by such Lender and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law).
(b)    Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable (i) monthly in arrears on the first day of each month, commencing with the first full calendar month occurring after the Effective Date and (ii) on any date on which the principal balance of such Loan is due and payable in full (whether at maturity, due to acceleration or otherwise). Interest payable at the Post‑Default Rate shall be payable from time to time on demand. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error.

Section 2.3.	~~Section 2.3.~~ Number of Interest Periods.
Notwithstanding anything to the contrary contained in this Agreement, there may be no more than eight (8) different Interest Periods outstanding at the same time.

Section 2.4.	~~Section 2.4.~~ Repayment of Loans.
The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Loans on the Maturity Date.

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Section 2.5.	~~Section 2.5.~~ Prepayments.
Subject to Section 5.4., the Borrower may prepay any Loan at any time without premium or penalty. The Borrower shall give the Administrative Agent at least three (3) Business Days prior written notice of the prepayment of any Loan. Each voluntary prepayment of Loans shall be in an aggregate minimum amount of $100,000 and integral multiples of $1,000 in excess thereof.

Section 2.6.	~~Section 2.6.~~ Late Charges.
So long as the Post‑Default Rate is not payable with respect to the Obligations as provided in Section 2.2., if any payment required under this Agreement is not paid within fifteen (15) days after it becomes due and payable, the Borrower shall pay a late charge for late payment to compensate the Lenders for the loss of use of funds and for the expenses of handling the delinquent payment, in an amount equal to three percent (3%) of such delinquent payment. Such late charge shall be paid in any event not later than the due date of the next subsequent installment of principal and/or interest. In the event the maturity of the Obligations hereunder occurs or is accelerated pursuant to Section 11.2., this Section shall apply only to payments overdue prior to the time of such acceleration. This Section shall not be deemed to be a waiver of the Lenders’ right to accelerate payment of any of the Obligations as permitted under the terms of this Agreement.

Section 2.7.	~~Section 2.7.~~ Continuation.
So long as there exists no Default or Event of Default, the Borrower may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each Continuation of a LIBOR Loan shall be in an aggregate minimum amount of $100,000 and integral multiples of $1,000 in excess of that amount, and each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 11:00 a.m. Central time on the third Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the LIBOR Loans and portions thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a LIBOR Loan with an Interest Period of one month; provided, however, that if a Default or Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.8. or the Borrower’s failure to comply with any of the terms of such Section.

Section 2.8.	~~Section 2.8.~~ Conversion.
So long as there exists no Default or Event of Default, the Borrower may on any Business Day, upon the Borrower’s giving of a Notice of Conversion to the Administrative Agent by telecopy, electronic mail or other similar form of communication, Convert all or a portion of a Loan of one Type into a Loan of another Type. Each Conversion of Base Rate Loans into LIBOR Loans shall be in an aggregate minimum amount of $100,000 and integral multiples of $1,000 in excess of that amount, and upon Conversion of a

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Base Rate Loan into a LIBOR Loan, the Borrower shall pay accrued interest to the date of Conversion on the principal amount so Converted in accordance with Section 2.2. Any Conversion of a LIBOR Loan into a Base Rate Loan shall be made on, and only on, the last day of an Interest Period for such LIBOR Loan. Each such Notice of Conversion shall be given not later than 11:00 a.m. Central time one Business Day prior to the date of any proposed Conversion into Base Rate Loans and three (3) Business Days prior to the date of any proposed Conversion into LIBOR Loans. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given.
Section 2.9.    ~~Section 2.9.~~ Notes.
(a)    Notes. The Term Loans made by each Lender shall, in addition to this Agreement, also be evidenced by a promissory note of the Borrower substantially in the form of Exhibit G (each a “Term Note”), payable to the order of such Lender in a principal amount equal to the amount of its Term Loan Commitment as originally in effect and otherwise duly completed.
(b)    Records. The date, amount, interest rate, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error; provided, however, that (i) the failure of a Lender to make any such record shall not affect the obligations of the Borrower under any of the Loan Documents and (ii) if there is a discrepancy between such records of a Lender and the statements of accounts maintained by the Administrative Agent pursuant to Section 3.8., in the absence of manifest error, the statements of account maintained by the Administrative Agent pursuant to Section 3.8. shall be controlling.
(c)    Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed, mutilated, inappropriately cancelled or inappropriately marked, and (ii)(A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, inappropriate cancellation or inappropriate marking, upon surrender and cancellation of such Note, the Borrower shall at no expense to Borrower execute and deliver to such Lender a new Note, identical in form and substance and dated the date of such lost, stolen, destroyed, mutilated, inappropriately cancelled or inappropriately marked Note.

Section 2.10.	~~Section 2.10.~~ Funds Transfer Disbursements.
The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

Section 2.11.	~~Section 2.11.~~ Incremental Term Loans.
The Borrower shall have the right to request one or more tranches of additional Term Loans (the “Incremental Term Loans”) by providing written notice to the Administrative Agent, which notice shall be

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irrevocable once given; provided, however, that the aggregate amount of such increases under this Agreement shall not exceed $200,000,000. Each such Incremental Term Loan must be an aggregate minimum amount of $25,000,000 and integral multiples of $5,000,000 in excess thereof (or such other amounts as may be acceptable to the Administrative Agent and the Borrower). The Administrative Agent, in consultation with the Borrower, shall manage all aspects of the syndication of such Incremental Term Loans, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of the Incremental Term Loans among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to provide an Incremental Term Loan, and any new Lender becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. Effecting the Incremental Term Loans under this Section is subject to the following conditions precedent: (x) no Default or Event of Default shall be in existence on the effective date of such increase, (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of (A) all partnership or other necessary action taken by the Borrower to authorize such increase and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase; and (ii) an opinion of counsel to the Borrower and the Guarantors, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) new Term Notes executed by the Borrower, payable to any new Lenders and replacement Term Notes executed by the Borrower, payable to any existing Lenders increasing their Term Loan Commitments, in the amount of such Lender’s Term Loan Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Term Loan Commitments. In connection with any increase in the aggregate amount of the Term Loan Commitments pursuant to this Section 2.11. any Lender becoming a party hereto shall (1) execute such documents and agreements as the Administrative Agent may reasonably request and (2) in the case of any Lender that is organized under the laws of a jurisdiction outside of the United States of America, provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti‑money laundering rules and regulations, including without limitation, the Patriot Act. The Incremental Term Loans (i) shall rank pari passu in right of payment with the existing Term Loans, (ii) shall not mature earlier than the Maturity Date and (iii) shall be treated substantially the same as (and in any event no more favorably than) the existing Term Loans; provided that the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the Maturity Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Maturity Date. Incremental Term Loans may be made hereunder pursuant to an amendment or restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each new Lender participating in such tranche (if any), each existing Lender participating in such tranche (if any) and the Administrative Agent. The Incremental Term Loan may, without the consent of any other Lenders (except as expressly required pursuant to Section 13.7.), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.11.

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Section 2.12.	~~Section 2.12.~~ Extension of Maturity Date.
Subject to the terms of this Section 2.12., the Borrower shall have the right to extend the current Maturity Date by one (1) year by executing and delivering to the Administrative Agent at least ninety (90) days but not more than one hundred eighty (180) days prior to the current Maturity Date, a written notice of such extension (an “Extension Notice”). The Administrative Agent shall forward to each Lender a copy of such Extension Notice delivered to the Administrative Agent promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Maturity Date shall be extended for one (1) year: (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall or would exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents and (y) the Borrower shall have paid the Fees payable under Section 3.5.(b). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from a Senior Officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). The Maturity Date may be extended no more than two (2) times pursuant to this Section 2.12. At no time shall the Maturity Date be greater than two (2) years from the Effective Date.
Article III.     ~~Article III .~~ Payments, Fees and Other General Provisions

Section 3.1.	~~Section 3.1.~~ Payments.
(a)    Payments by Borrower. Except to the extent otherwise provided herein, all payments of principal, interest, Fees and other amounts to be made by the Borrower under this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim, to the Administrative Agent at the Principal Office, not later than 1:00 p.m. Central time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Section 11.4., the Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. ~~Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender.~~ In the event the Administrative Agent fails to pay such amounts to such Lender within one Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension.

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(b)    Presumptions Regarding Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

Section 3.2.	~~Section 3.2.~~ Pro Rata Treatment.
Except to the extent otherwise provided herein: (a) each borrowing from Lenders under Section 2.1.(a) shall be made from the Lenders and each payment of the fees under Section 3.5.(a) shall be made for the account of the Lenders, pro rata according to the amounts of their respective Term Loan Commitments; (b) each payment or prepayment of principal of Term Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Term Loans held by them, provided that if immediately prior to giving effect to any such payment in respect of any Term Loans the outstanding principal amount of the Term Loans shall not be held by the Lenders pro rata in accordance with their respective Term Loan Commitments in effect at the time such Loans were made, then such payment shall be applied to the Term Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Term Loans being held by the Lenders pro rata in accordance with their respective Term Loan Commitments; (c) each payment of interest on Term Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of interest on such Term Loans then due and payable to the respective Lenders; and (d) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 5.1.) shall be made pro rata among the Lenders according to the amounts of their respective Loans and the then current Interest Period for each Lender’s portion of each Loan of such Type shall be coterminous. Any payment or prepayment of principal or interest made during the existence of a Default or Event of Default shall be made for the account of the Lenders in accordance with the order set forth in Section 11.4.

Section 3.3.	~~Section 3.3.~~ Sharing of Payments, Etc.
If a Lender shall obtain payment of any principal of, or interest on, any Loan under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of setoff, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf of the Borrower or any other Loan Party to a Lender (other than any payment in respect of Specified Derivatives Obligations) not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 3.2. or Section 11.4., such Lender shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 3.2. or Section 11.4., as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other

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Obligations owed to such other Lenders may exercise all rights of setoff, banker’s lien, counterclaim or similar rights with the respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

Section 3.4.	~~Section 3.4.~~ Several Obligations.
No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.
Section 3.5.    ~~Section 3.5.~~ Fees.
(a)    Closing Fee. On the Effective Date, the Borrower agrees to pay to the Administrative Agent and each Lender all loan fees as have been agreed to in writing by the Borrower and the Administrative Agent or each Lender, as applicable.
(b)    Extension Fee. If the Borrower exercises its right to extend the Maturity Date in accordance with Section 2.12., the Borrower agrees to pay to the Administrative Agent for the account of each Lender an extension fee equal to three‑twentieths of one percent (0.15%) of the amount of such Lender’s Term Loan Commitment (whether or not utilized) as of the day immediately prior to the then current Maturity Date (before giving effect to such extension). Such fee shall be paid to the Administrative Agent prior to, and as a condition to, such extension.
(c)    Administrative and Other Fees. The Borrower agrees to pay the administrative and other fees of the Administrative Agent as provided in the Fee Letters and as may be otherwise agreed to in writing from time to time by the Borrower and the Administrative Agent.

Section 3.6.	~~Section 3.6.~~ Computations.
Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or other Obligations due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

Section 3.7.	~~Section 3.7.~~ Usury.
In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.2.(a)(i) and (ii). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges,

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increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and non‑refundable when due.

Section 3.8.	~~Section 3.8.~~ Statements of Account.
The Administrative Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

Section 3.9.	~~Section 3.9.~~ Defaulting Lenders.
Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:
(a)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Requisite Lenders.
(b)    Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XI. or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 3.3. shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(c)    Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein

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such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 3.10.	~~Section 3.10.~~ Taxes; Foreign Lenders.
(a)    Applicable Law. For purposes of this Section, the term “Applicable Law” includes FATCA.
(b)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)    Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties (other than the Parent and the General Partner) shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)    Indemnification by the Borrower. The Borrower and the other Loan Parties (other than the Parent and the General Partner) shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.6. relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or

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otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection.
(f)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)    Status of Lenders.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:
(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), 2 executed originals of IRS Form W‑9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(I)            ~~(I)~~    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W‑8BEN or IRS Form W‑8BEN‑E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W‑8BEN or IRS Form W‑8BEN‑E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

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(II)            ~~(II)~~    executed originals of IRS Form W‑8ECI;
(III)            ~~(III)~~    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit J‑1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W‑8BEN or IRS Form W‑8BEN‑E; or
(IV)            ~~(IV)~~    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W‑8IMY, accompanied by IRS Form W‑8ECI, IRS Form W‑8BEN, IRS Form W‑8BEN‑E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J‑2 or Exhibit J‑3, IRS Form W‑9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J‑4 on behalf of each such direct and indirect partner;
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

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(h)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out‑of‑pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after‑Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)    Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all obligations under any Loan Document.
Article IV.     ~~Article IV .~~ [Reserved]
Article V.     ~~Article V .~~ Yield Protection, Etc.

Section 5.1.	~~Section 5.1.~~ Additional Costs; Capital Adequacy.
(a)    Capital Adequacy. If any Lender in the Loan determines that compliance with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect any liquidity ratios or requirements or the amount of capital required or expected to be maintained by such Lender, or any corporation controlling such Lender, as a consequence of, or with reference to, such Lender’s or such corporation’s Term Loan Commitments or its making or maintaining Loans below the rate which such Lender or such corporation controlling such Lender could have achieved but for such compliance (taking into account the policies of such Lender or such corporation with regard to capital), then the Borrower shall, from time to time, within thirty (30) calendar days after written demand by such Lender, pay to such Lender additional amounts sufficient to compensate such Lender or such corporation controlling such Lender to the extent that such Lender determines such increase in capital is allocable to such Lender’s obligations hereunder.
(b)    Additional Costs. In addition to, and not in limitation of the immediately preceding clause (a), the Borrower shall following fifteen (15) days written demand therefor pay to the Administrative Agent for the account of a Lender such amounts as such Lender may reasonably determine to be necessary to compensate such Lender for any costs incurred by such Lender that it reasonably determines are attributable to its making or maintaining of any LIBOR Loans (or Base Rate Loans bearing interest based on the LIBOR Market Index Rate) or its obligation to make any LIBOR Loans (or any Base Rate Loans bearing interest based on the LIBOR Market Index Rate) hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans (or such Base Rate Loans bearing interest based on the LIBOR Market Index Rate) or such

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obligation or the maintenance by such Lender of capital in respect of its LIBOR Loans (or Base Rate Loans bearing interest based on the LIBOR Market Index Rate) or its Term Loan Commitments (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans (or any such Base Rate Loans bearing interest based on the LIBOR Market Index Rate) or its Term Loan Commitments (other than taxes imposed on or measured by the overall net income of such Lender or of its Lending Office for any of such LIBOR Loans (or such Base Rate Loans bearing interest based on the LIBOR Market Index Rate) by the jurisdiction in which such Lender has its principal office or such Lending Office), or (ii) imposes or modifies any reserve, special deposit, liquidity or similar requirements (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on LIBOR Loans (or Base Rate Loans bearing interest based on the LIBOR Market Index Rate) is determined, or other compulsory loan requirement, insurance charge or other assessment) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Term Loan Commitment of such Lender hereunder) or (iii) has or would have the effect of reducing the rate of return on capital of such Lender to a level below that which such Lender could have achieved or increasing any liquidity requirement but for such Regulatory Change (taking into consideration such Lender’s policies with respect to capital adequacy and liquidity).
(c)    Lender’s Suspension of LIBOR Loans. Without limiting the effect of the provisions of the immediately preceding subsection (a) and (b), if by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.5. shall apply).
(d)    Notification and Determination of Additional Costs. Each of the Administrative Agent, and each Lender, as the case may be, agrees to notify the Borrower of any event occurring after the Agreement Date entitling the Administrative Agent or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that if the Administrative Agent or Lender shall fail to give such notice within forty‑five (45) days after it obtains actual knowledge of such event, then the Administrative Agent or Lender, as the case may be, shall only be entitled to compensation under any of the preceding subsections for compensable amounts attributable to such event arising following the date the Administrative Agent or Lender, as the case may be, obtains actual knowledge of such event. The Administrative Agent and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of a Lender to the Administrative Agent as well) a certificate setting forth the basis and amount of each request for compensation under this Section. Determinations by the Administrative Agent or such Lender, as the case may be, of the effect of any Regulatory Change shall be conclusive and binding for all purposes, provided that such determinations are made on a reasonable basis and in good faith.

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Section 5.2.	~~Section 5.2.~~ Suspension of LIBOR Loans.
Anything herein to the contrary notwithstanding, if, on or prior to the determination of LIBOR for any Interest Period:
(a)    the Administrative Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of LIBOR are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein or is otherwise unable to determine LIBOR, or
(b)    the Administrative Agent reasonably determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBOR upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely to adequately cover the cost to any Lender of making or maintaining LIBOR Loans for such Interest Period;
then the Administrative Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to, and shall not, make additional LIBOR Loans, Continue LIBOR Loans or Convert Loans into LIBOR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either prepay such Loan or Convert such Loan into a Base Rate Loan.

Section 5.3.	~~Section 5.3.~~ Illegality.
Notwithstanding any other provision of this Agreement, if any Lender shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notice to the Administrative Agent) and such Lender’s obligation to make or Continue, or to Convert Loans of any other Type into, LIBOR Loans shall be suspended, in each case, until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.5. shall be applicable).

Section 5.4.	~~Section 5.4.~~ Compensation.
The Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of the Administrative Agent, such amount or amounts as the Administrative Agent shall determine in its reasonable discretion shall be sufficient to compensate such Lender for any loss, cost or expense attributable to:
(a)    any payment or prepayment (whether mandatory or optional) of a LIBOR Loan, or Conversion of a LIBOR Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or
(b)    any failure by the Borrower for any reason to borrow a LIBOR Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation.
Not in limitation of the foregoing, such compensation shall include, without limitation; in the case of a LIBOR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such LIBOR Loan for the remainder of the Interest Period at the rate applicable to such LIBOR Loan, less (B) the amount of interest that would accrue on the same LIBOR Loan for the same period if

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LIBOR were set on the date on which such LIBOR Loan was repaid, prepaid or Converted or the date on which the Borrower failed to borrow, Convert or Continue such LIBOR Loan, as applicable, calculating present value by using as a discount rate LIBOR quoted on such date. Upon the Borrower’s request (made through the Administrative Agent) any Lender seeking compensation under this Section shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error.

Section 5.5.	~~Section 5.5.~~ Treatment of Affected Loans.
If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1.(c), Section 5.2., or Section 5.3. then such Lender’s LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for LIBOR Loans (or, in the case of a Conversion required by Section 5.1.(c), Section 5.2., or Section 5.3. on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.1., Section 5.2., or Section 5.3. that gave rise to such Conversion no longer exist:
(i)    to the extent that such Lender’s LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s LIBOR Loans shall be applied instead to its Base Rate Loans; and
(ii)    all Loans that would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.
If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 5.1.(c) or 5.3. that gave rise to the Conversion of such Lender’s LIBOR Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, then such Lender’s Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Term Loan Commitments.

Section 5.6.	~~Section 5.6.~~ Affected Lenders.
If (a) a Lender (other than the Lender then acting as the Administrative Agent) requests compensation pursuant to Section 3.10. or 5.1., and the Requisite Lenders are not also doing the same, (b) the obligation of any Lender (other than the Lender then acting as the Administrative Agent) to make LIBOR Loans that are Term Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans that are Term Loans shall be suspended pursuant to Section 5.1.(c) or 5.3. but the obligation of the Requisite Lenders shall not have been suspended under such Sections, or (c) a Lender does not vote in favor of any amendment, modification or waiver to this Agreement or any other Loan Document, which, pursuant to Section 13.7., requires the vote of such Lender, and the Requisite Lenders shall have voted in favor of such amendment, modification or waiver, then, so long as there does not then exist any Default or Event of Default, the Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Term Loan Commitments to an Eligible Assignee subject to and in accordance with the provisions of Section 13.6.(c) for a purchase price equal to (x) the aggregate principal

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balance of all Loans then owing to the Affected Lender, plus (y) any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee. Each of the Administrative Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Administrative Agent, such Affected Lender nor any other Lender be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expenses and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders; provided, however, the Borrower shall not be obligated to reimburse or otherwise pay an Affected Lender’s administrative or legal costs incurred as a result of the Borrower’s exercise of its rights under this Section. The terms of this Section shall not in any way limit the Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to Sections 3.10., 5.1. or 5.4. with respect to any matters or events existing on or prior to the date an Affected Lender ceases to be a party to this Agreement.

Section 5.7.	~~Section 5.7.~~ Change of Lending Office.
Each Lender agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.10., 5.1. or 5.3. to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America.

Section 5.8.	~~Section 5.8.~~ Assumptions Concerning Funding of LIBOR Loans.
Calculation of all amounts payable to a Lender under this Article V. shall be made as though such Lender had actually funded LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article.
Article VI.     ~~Article VI .~~ Conditions Precedent

Section 6.1.	~~Section 6.1.~~ Initial Conditions Precedent.
The closing and effectiveness of this Agreement and the obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder is subject to the satisfaction or waiver of the following conditions precedent (as confirmed to the Lenders by Administrative Agent):
(a)    The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
(i)    counterparts of this Agreement executed by each of the parties hereto;
(ii)    Term Notes executed by the Borrower, payable to each Lender and complying with the terms of Section 2.9.(a);
(iii)    the Parent Guaranty executed by the Parent;

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(iv)    opinions of in‑house and outside counsel of the Parent and the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders in form and substance acceptable to Administrative Agent;
(v)    the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of (i) the Borrower and the Parent certified as of a recent date by the Secretary of State of the state of formation of such Person and (ii) each other Loan Party filed with the Secretary of State of the state of formation of such Person, and in each case, certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Person;
(vi)    a certificate of good standing (or certificate of similar meaning) with respect to the Parent and each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Person;
(vii)    a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party and the Parent with respect to each of the officers of such Person authorized to execute and deliver the Loan Documents to which such Person is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, Notices of Conversion and Notices of Continuation;
(viii)    copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party and the Parent of (A) the by‑laws of such Person, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Person to authorize the execution, delivery and performance of the Loan Documents to which it is a party;
(ix)    a Compliance Certificate calculated on a pro forma basis for the Borrower’s fiscal quarter ending June 30, 2015;
(x)    a Disbursement Instruction Agreement effective as of the Agreement Date;
(xi)    the Fee Letters;
(xii)    evidence that the Fees, if any, then due and payable under Section 3.5., together with all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid;
(xiii)    [Reserved];
(xiv)    the duly executed Officer’s Certificate;
(xv)    a certificate, signed by a Senior Officer, stating that as of the Effective Date (x) no Default or Event of Default exists or will exist immediately after giving effect to the making of the Term Loan on such date, and (y) all representations and warranties of the Borrower are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects);

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(xvi)    evidence that the aggregate outstanding loans and letters of credit exposure under (a) the Borrower’s existing $600,000,000 eighth amended and restated credit agreement dated November 13, 2012 and as amended, amended and restated or otherwise modified thereafter on or prior to the Effective Date, shall not exceed $500,000,000 and (b) the Borrower’s existing $600,000,000 third amended and restated credit agreement dated November 13, 2012 and as amended, amended and restated or otherwise modified thereafter on or prior to the Effective Date, shall not exceed $500,000,000; and
(xvii)    such other documents and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.
(b)    In the good faith judgment of the Administrative Agent:
(i)    there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Parent, the Borrower and their Subsidiaries delivered to the Administrative Agent and the Lenders prior to the Agreement Date that has had or could reasonably be expected to result in a Material Adverse Effect;
(ii)    no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of any Loan Party or the Parent to fulfill its obligations under the Loan Documents to which it is a party;
(iii)    the Parent, the Borrower and the other Loan Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which, or the failure to make, give or receive which, would not reasonably be likely to (1) have a Material Adverse Effect, or (2) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower, any other Loan Party or the Parent to fulfill its obligations under the Loan Documents to which it is a party;
(iv)    the Borrower and each other Loan Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with the USA Patriot Act (Title III of Pub. L. 107‑56 (signed into law October 26, 2001));
(v)    there shall not have occurred or exist any material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents; and
(vi)    the Administrative Agent shall have received a timely Notice of Borrowing.
The Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time such Loan is made that to the best of the Borrower’s knowledge all conditions to the making of such Loan contained in this Article VI. have been satisfied.

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Section 6.2.	~~Section 6.2.~~ Certification upon Credit Events.
The occurrence of each Credit Event shall constitute a certification by the Borrower to the effect set forth in the following subsections (a) and (b) (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event).
(a)    in the case of the making of a Loan, no Default or Event of Default shall exist as of the date of the making of such Loan or would exist immediately after giving effect thereto; and
(b)    the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder.

Section 6.3.	~~Section 6.3.~~ Conditions as Covenants.
If the Lenders permit the making of any Loans prior to the satisfaction of all conditions precedent set forth in Section 6.1., such condition or conditions shall not be deemed waived unless Lenders waive such condition or conditions in writing and, if requested by Lenders, Borrower shall nevertheless cause such condition or conditions to be satisfied within a reasonable period of time after the date of the making of such Loans. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a confirmation by such Lender to the Administrative Agent and the other Lenders that insofar as such Lender is concerned the Borrower has satisfied the conditions precedent for initial Loans set forth in Section 6.1.
Article VII.     ~~Article VII .~~ Representations and Warranties

Section 7.1.	~~Section 7.1.~~ Representations and Warranties.
In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans, the Borrower represents and warrants to the Administrative Agent and each Lender as follows:
(a)    Organization; Power; Qualification. Each of the Parent and the Loan Parties and the other Subsidiaries is a corporation, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a domestic or foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.

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(b)    Ownership Structure. Part I of Schedule 7.1.(b) is, as of the Agreement Date, a complete and correct list of each Loan Party, setting forth for each such Person, (i) the jurisdiction of organization of such Person, (ii) each Person holding any Equity Interest in such Person, (iii) the nature of the Equity Interests held by each such ~~person~~Person and (iv) the percentage of ownership of such Person represented by such Equity Interests. Part II of Schedule 7.1.(b) is, as of the Agreement Date, a complete and correct list of each Wholly Owned Subsidiary of the Borrower that is a Material Subsidiary but not an Excluded Subsidiary, each other Limited Subsidiary and each Wholly Owned Subsidiary, directly or indirectly, holding an Equity Interest in any Loan Party, setting forth for each Subsidiary listed thereon, (i) the jurisdiction of organization of such Person, (ii) each Person holding any Equity Interest in such Person, (iii) the nature of the Equity Interests held by each such Person and (iv) the percentage of ownership of such Person represented by such Equity Interests. As of the Agreement Date, except as disclosed in such Schedule, (A) each of the Parent, the Borrower and its applicable Subsidiaries owns, free and clear of all Liens, and has the unencumbered right to vote, all outstanding Equity Interests in each Person shown to be held by it on such Schedule, (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and non‑assessable and (C) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any such Person. As of the Agreement Date, Part III of Schedule 7.1.(b) correctly sets forth (i) all Persons which have assets included in the Unencumbered Asset Value pursuant to clause (2) of the definition thereof and (ii) to the extent each such Person owns an Eligible Property, the Management Company and each Wholly Owned Subsidiary thereof, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Borrower. Exhibit 21 to the Parent’s Form 10-K for the fiscal year ended December 31, ~~2014~~2016, as supplemented by Part IV of Schedule 7.1.(b), is an accurate list of the Subsidiaries of the Parent as of ~~such~~the effective date of Amendment No. 1 (excluding those Subsidiaries that need not be disclosed on such Exhibit pursuant to Regulation S-K of the Securities Act).
(c)    Authorization of Agreement, Notes, Loan Documents and Borrowings. The Borrower has the right and power, and has taken all necessary action to authorize it, to borrow Term Loans hereunder. The Borrower, each other Loan Party and the Parent has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents and the Fee Letters to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents and the Fee Letters to which the Borrower, any other Loan Party or the Parent is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.
(d)    Compliance of Agreement, Etc. with Laws. The execution, delivery and performance of this Agreement, the other Loan Documents to which any Loan Party or the Parent is a party and the Fee Letters in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or the Parent; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, any other Loan Party or the Parent, or any indenture, agreement or other instrument to which any Loan Party or the Parent is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with

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respect to any Property now owned or hereafter acquired by any Loan Party or the Parent other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.
(e)    Compliance with Law; Governmental Approvals. To the best of the knowledge of the Parent and the Borrower after due inquiry, the Parent, each Loan Party and each other Subsidiary is in compliance with each Governmental Approval and all other Applicable Laws (including, without limitation, Anti‑Corruption Laws and Sanctions) relating to it except for non‑compliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.
(f)    Title to Properties; Liens. Schedule 7.1.(f) is, as of the Agreement Date, a complete and correct listing of all Eligible Properties of the Borrower and each Wholly Owned Subsidiary that is not an Excluded Subsidiary, setting forth, for each such Property, the current occupancy status of such Property and whether such Property is a Development Property or Unimproved Land. Each of the Loan Parties, each other Limited Subsidiary and each Wholly Owned Subsidiary has good, marketable and legal title to, or a valid leasehold interest in, its respective assets.
(g)    Existing Indebtedness; Total Indebtedness. The Parent’s form 10‑Q for the ~~second~~first quarter of fiscal year ~~2015~~2017 as filed with the Securities and Exchange Commission sets forth true, correct and complete information, on a consolidated basis, as of ~~June 30~~March 31, ~~2015~~2017, regarding all Indebtedness (including all Guarantees) and Total Indebtedness of the Parent and each of the Loan Parties. As of the Agreement Date, the Parent and the Loan Parties have materially performed and are in material compliance with all of the terms of such Indebtedness and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute a default or event of default, exists with respect to any such Indebtedness.
(h)    Material Contracts. Schedule 7.1.(h) is, as of the Agreement Date, a true, correct and complete listing of all Material Contracts (other than Tenant Leases). Each of the Parent and the Loan Parties that are parties to any Material Contract has performed and is in compliance with all of the terms of such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Material Contract.
(i)    Litigation. Except as set forth on Schedule 7.1.(i), there are no actions, suits or proceedings pending (nor, to the knowledge of any Loan Party or the Parent, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Parent, any Loan Party, any other Subsidiary or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) in any manner draws into question the validity or enforceability of any Loan Documents or the Fee Letters. There are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to, any Loan Party or any other Subsidiary that could reasonably be expected to have a Material Adverse Effect.
(j)    Taxes. All federal, state and other material tax returns of, the Borrower and the Parent required by Applicable Law to be filed have been duly filed (other than any return the filing date of which has been extended in accordance with Applicable Law), and all federal, state and other material taxes, assessments and other governmental charges or levies upon, the Borrower and the Parent and each of their respective properties, income, profits and assets which are due and payable have been paid, except any such non‑payment or non‑filing which is at the time permitted under Section 8.6. As of the Agreement Date, none of the United States income tax returns of, either the Borrower or the Parent is under audit. All

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charges, accruals and reserves on the books of the Borrower and the Parent in respect of any taxes or other governmental charges are in accordance with GAAP.
(k)    Financial Statements. The Borrower has furnished to each Lender copies of (i) the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal years ended December 31, ~~2013~~2015 and December 31, ~~2014~~2016, and the related consolidated statements of operations, shareholders’ equity and cash flow for the fiscal years ended on such dates, with the opinion thereon of Deloitte & Touche, and (ii) the unaudited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal quarter ended ~~June 30~~March 31, ~~2015~~2017, and the related consolidated statements of operations, shareholders’ equity and cash flow of the Parent and its consolidated Subsidiaries for the ~~two~~ fiscal ~~quarters~~quarter ended on such date. Such balance sheets and statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of the Borrower and its consolidated Subsidiaries as of their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal ~~year‑end~~year end audit adjustments). Neither the Parent, the Borrower nor any consolidated Subsidiary has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long‑term commitments or unrealized or forward anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said financial statements.
(l)    No Material Adverse Change. Since December 31, ~~2014~~2016, there has been no material adverse change in the consolidated financial condition, results of operations, business or prospects of the Parent and its Subsidiaries, or Borrower and its Subsidiaries, in each case, taken as a whole. Each of the Parent, the Borrower, the other Loan Parties, the Wholly Owned Subsidiaries and the other Limited Subsidiaries is Solvent.
(m)    ERISA. Management Company and each member of the ERISA Group has fulfilled its obligations under the contribution requirements of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. Neither Management Company nor any member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.
(n)    Absence of Default. None of the Parent, the Loan Parties or the other Subsidiaries is in default under its certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, the Parent or any Loan Party under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(o)    Environmental Laws. To the best of the knowledge of the Parent and the Borrower after due inquiry, each of Parent, the Loan Parties and the other Subsidiaries: (i) is in compliance with all Environmental Laws applicable to its business, operations and the Properties, (ii) has obtained all

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Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect, and (iii) is in compliance with all terms and conditions of such Governmental Approvals, where with respect to each of the immediately preceding clauses (i) through (iii) the failure to obtain or to comply with could be reasonably expected to have a Material Adverse Effect. Except for any of the following matters that could not be reasonably expected to have a Material Adverse Effect to the best of the knowledge of the Parent and the Borrower after due inquiry, neither the Parent nor any Loan Party is aware of, nor has it received notice of, any past present or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to Parent, any Loan Party or any other Subsidiary, their respective businesses, operations or with respect to the Properties, may: (i) cause or contribute to an actual or alleged violation of or non‑compliance with Environmental Laws, (ii) cause or contribute to any other potential ~~common‑law~~common law or legal claim or other liability, or (iii) cause any of the Properties to become subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or require the filing or recording of any notice, approval or disclosure document under any Environmental Law and, with respect to the immediately preceding clauses (i) through (iii) is based on or related to the on‑site or off‑site manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, removal, clean up or handling, or the emission, discharge, release or threatened release of any wastes or Hazardous Material, or any other requirement under Environmental Law. There is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the Parent’s or the Borrower’s knowledge after due inquiry, threatened, against Parent, any Loan Party or any other Subsidiary relating in any way to Environmental Laws which, reasonably could be expected to have a Material Adverse Effect. None of the Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law. To Parent’s and Borrower’s knowledge, no Hazardous Materials generated at or transported from the Properties is or has been transported to, or disposed of at, any location that is listed or proposed for listing on the National Priority List or any analogous state or local priority list, or any other location that is or has been the subject of a clean‑up, removal or remedial action pursuant to any Environmental Law, except to the extent that such transportation or disposal could not reasonably be expected to result in a Material Adverse Effect.
(p)    Investment Company. Neither Parent, any Loan Party, nor any other Subsidiary is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.
(q)    Margin Stock. Neither the Parent, any Loan Party nor any other Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.
(r)    Affiliate Transactions. Except as permitted by Section 10.9. or as otherwise set forth on Schedule 7.1.(r), neither Parent nor any Loan Party is a party to or bound by any agreement or arrangement (whether oral or written) with any Affiliate (other than a Third Party Affiliate).
(s)    Intellectual Property. Each of the Parent, the Loan Parties and each other Subsidiary owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, trade

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secrets and copyrights (collectively, “Intellectual Property”) necessary to the conduct of its businesses, without known conflict with any patent, license, franchise, trademark, trademark right, service mark, service mark right, trade secret, trade name, copyright, or other proprietary right of any other Person. All such Intellectual Property is fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances. To Borrower’s knowledge, no material claim has been asserted by any Person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property. To Borrower’s knowledge, the use of such Intellectual Property by the Borrower, the other Loan Parties and the other Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of the Borrower, any other Loan Party or any other Subsidiary that could reasonably be expected to have a Material Adverse Effect.
(t)    Business. As of the Agreement Date, the Parent, the Loan Parties, the other Limited Subsidiaries and the Wholly Owned Subsidiaries are primarily engaged in the business of owning and operating regional malls, strip shopping centers, outlet malls, and mixed‑use commercial properties.
(u)    Broker’s Fees. No broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby.
(v)    Accuracy and Completeness of Information. All written information, reports and other papers and data furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, the Parent, any Loan Party or any other Subsidiary were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods. No fact is known to the Parent or any Loan Party which has had, or may in the future have (so far as any Loan Party can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 7.1.(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders prior to the Effective Date. No document furnished or written statement made to the Administrative Agent or any Lender in connection with the negotiation, preparation or execution of, or pursuant to, this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of Parent, any Loan Party or any other Subsidiary or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.
(w)    Not Plan Assets; No Prohibited Transactions. For purposes of ERISA and the Internal Revenue Code, none of the assets of the Parent, any Loan Party or any other Subsidiary constitutes “plan assets”, within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder, of any Plan. The execution, delivery and performance of the Loan Documents and the Fee Letters by the Loan Parties and the Parent, and the borrowing, other credit extensions and repayment of amounts thereunder, do not and will not constitute “prohibited transactions” under ERISA or the Internal Revenue Code.
(x)    Anti‑Corruption Laws and Sanctions. The Parent has implemented and maintains in effect policies and procedures designed to ensure compliance by the Parent, its Subsidiaries and their respective directors, officers, employees and agents with Anti‑Corruption Laws and applicable Sanctions, and the Parent, its Subsidiaries and their respective officers and employees and to the knowledge of the Parent its directors and agents, are in compliance with Anti‑Corruption Laws and applicable Sanctions in all material respects. None of (a) the Parent, the Borrower, any Subsidiary or to the knowledge of the Parent, the

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Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Parent, any agent of the Parent, the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is a Sanctioned Person or currently the subject or target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (iii) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons or (iv) has violated any Anti‑Money Laundering Law in any material respect. No Credit Event, use of proceeds or other transaction contemplated by this Agreement will violate any Anti‑Corruption Law or applicable Sanctions.
(y)    REIT Status. The Parent qualifies as, and has elected to be treated as, a REIT and is in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Parent to maintain its status as a REIT.
(z)    Unencumbered Properties. Each Property included in calculations of the Unencumbered Asset Value satisfies all of the requirements (including those in the definition of “Eligible Property”) contained in this Agreement for the same to be included therein.
(aa)    Legal Restrictions on Ability to Borrow. Neither the Parent nor any Loan Party is subject to any Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

Section 7.2.	~~Section 7.2.~~ Survival of Representations and Warranties, Etc.
All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party or the Parent, to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party or the Parent prior to the Agreement Date and delivered to the Administrative Agent or any Lender in connection with the underwriting or closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the Effective Date and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances expressly and specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans, but shall terminate upon the termination of this Agreement in accordance with, but subject to, the provisions of Section 13.11.
Article VIII.     ~~Article VIII .~~ Affirmative Covenants
For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner provided for in Section 13.7., the Parent and the Borrower, as applicable, shall comply with the following covenants:

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Section 8.1.	~~Section 8.1.~~ Preservation of Existence and Similar Matters.
Except as otherwise permitted under Section 10.4., the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, preserve and maintain its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could reasonably be expected to have a Material Adverse Effect.

Section 8.2.	~~Section 8.2.~~ Compliance with Applicable Law.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, comply with all Applicable Law, including the obtaining of all Governmental Approvals, the failure with which to comply could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 8.3.	~~Section 8.3.~~ Maintenance of Property.
In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each Subsidiary to, (a) protect and preserve all of its respective material properties, including, but not limited to, all Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear and insured casualty losses excepted, and (b) from time to time make or cause to be made all necessary repairs and replacements to such Properties, so that the business carried on in connection therewith may be properly conducted at all times.

Section 8.4.	~~Section 8.4.~~ Conduct of Business.
The Borrower shall, and shall cause the other Loan Parties, each other Limited Subsidiary and each Wholly Owned Subsidiary to, carry on its respective businesses as described in Section 7.1.(t).

Section 8.5.	~~Section 8.5.~~ Insurance.
In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, maintain insurance (on a replacement cost basis) with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law. The Borrower shall from time to time deliver to the Administrative Agent upon request a detailed list, together with copies of certificates evidencing all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Such insurance shall, in any event, include terrorism coverage (to the extent reasonably available).

Section 8.6.	~~Section 8.6.~~ Payment of Taxes and Claims.
The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, pay and discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this

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Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is (x) being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person, or (y) bonded or otherwise insured against to the reasonable satisfaction of the Administrative Agent.
Section 8.7.    ~~Section 8.7.~~ Books and Records; Inspections.
The Parent and the Borrower will, and will cause each other Loan Party and each other Subsidiary to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. The Parent and the Borrower will, and the Borrower will cause each other Loan Party and each other Subsidiary to, permit representatives of the Administrative Agent or any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the Borrower’s presence if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be requested and so long as no Event of Default exists, with reasonable prior notice; provided, however, unless an Event of Default exists (a) only the Administrative Agent may exercise its rights under this Section which shall be limited to two (2) inspections during any period of twelve (12) consecutive months, and (b) the Administrative Agent may not discuss the affairs, finances and accounts of the Parent or the Borrower with their employees pursuant to this Section. The Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their actual costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while a Default or Event of Default exists.

Section 8.8.	~~Section 8.8.~~ Use of Proceeds.
The Borrower will only use the proceeds of Loans (a) for the payment of pre‑development and development costs incurred in connection with Properties owned by the Borrower or any Subsidiary; (b) to finance acquisitions otherwise permitted under this Agreement; (c) to finance capital expenditures and the repayment of Indebtedness of the Borrower and its Subsidiaries; (d) to make equity investments otherwise permitted under this Agreement and (e) to provide for the general working capital needs of the Borrower and its Subsidiaries and for other general partnership purposes of the Borrower and its Subsidiaries. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary or the Parent to, use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock if, in any such case, such use might result in any of the Loans or other Obligations being considered to be “purpose credit” directly or indirectly secured by margin stock within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System. The Borrower will not request any Credit Event, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Credit Event (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti‑Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

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Section 8.9.	~~Section 8.9.~~ Environmental Matters.
The Borrower shall, and shall cause Parent, each Loan Party and each other Subsidiary to, comply with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Borrower shall comply, and shall cause the Parent and each other Loan Party and each other Subsidiary to comply, and the Borrower shall use, and shall cause the Parent and each other Loan Party and each other Subsidiary to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Environmental Laws in all material respects. The Borrower shall, and shall cause the Parent and each other Loan Party and each other Subsidiary to, promptly take all actions and pay or arrange to pay all costs necessary for it and for the Properties to comply in all material respects with all Environmental Laws and all Governmental Approvals, including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as required under Environmental Laws, except that such requirement shall not prevent Borrower from first contesting matters in which it reasonably believes there has been no violation of any Environmental Law or Governmental Approval The Borrower shall, and shall cause the Parent and the Loan Parties and the other Subsidiaries to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender.

Section 8.10.	~~Section 8.10.~~ Further Assurances.
At the Borrower’s cost and expense (provided such cost is reasonable and shall not have a Material Adverse Effect) and upon request of the Administrative Agent, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

Section 8.11.	~~Section 8.11.~~ Material Contracts.
The Borrower shall, and shall cause the Parent and each other Loan Party to, duly and punctually perform and comply with any and all material representations, warranties, covenants and agreements expressed as binding upon any such Person under any Material Contract. The Borrower shall not, and shall not permit the Parent and any other Loan Party to, do or knowingly permit to be done anything to impair materially the value of any of the Material Contracts.

Section 8.12.	~~Section 8.12.~~ REIT Status.
The Parent shall at all times maintain its status as, and election to be treated as, a REIT.

Section 8.13.	~~Section 8.13.~~ Exchange Listing.
The Parent shall maintain outstanding at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange or the American Stock Exchange or which is subject to price quotations on The NASDAQ Stock Market’s National Market System.

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Section 8.14.	~~Section 8.14.~~ Guarantors.
(a)    To the extent any Subsidiary executes and delivers a Guaranty of, or otherwise becomes obligated in respect of, any Indebtedness of the Parent, the Borrower or any Subsidiary of the Borrower (including, without limitation, ~~either~~any of the Existing ~~Revolving~~ Facilities), the Borrower shall, within five (5) Business Days (or such longer period as the Administrative Agent may reasonably determine) cause such Subsidiary to deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (a) a Guaranty executed by such Subsidiary in the form of Exhibit B attached hereto (or a joinder thereto) and (b) to the extent reasonably requested by the Administrative Agent, the items that would have been delivered under subsections (iv) through (viii) and (xvii) of Section 6.1.(a) if such Person had been a Guarantor on the Agreement Date.
(b)    The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, any Subsidiary from its Guaranty hereunder so long as all guaranties by such Subsidiary of any other Indebtedness have been released and there is no Default or Event of Default in existence or that would occur as a result of such release.
(c)    Within five (5) Business Days of the Parent executing and delivering a Guaranty of any Indebtedness of the Borrower or any Subsidiary (except for (i) guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar exceptions to non‑recourse liability, (ii) the Indebtedness set forth on Schedule 8.14.(c), and (iii) guaranties of tenant improvement allowances with respect to any Property owned by any of its Subsidiaries to the extent such guaranties are entered into in the ordinary course of the Borrower’s business and consistent with past practice), the Borrower shall cause the Parent to amend the Parent Guaranty to unconditionally guaranty the Obligations hereunder in their entirety.

Section 8.15.	Compliance with Anti‑Corruption Laws and Sanctions.
The Borrower will maintain in effect and enforce policies and procedures (including policies and procedures implemented and maintained by the managers of Properties) reasonably designed to ensure compliance by the Borrower, its Subsidiaries and its directors, officers, employees and agents with Anti‑Corruption Laws and applicable Sanctions.
Article IX.     ~~Article IX .~~ Information
For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7., the Borrower shall furnish to the Administrative Agent at the Principal Office for distribution to each of the Lenders:

Section 9.1.	~~Section 9.1.~~ Quarterly Financial Statements.
Within five (5)  Business Days of the filing thereof, a copy of each report on Form 10‑Q (or its equivalent) which the Parent shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor). If the Parent ceases to file such reports, or if any such report filed does not contain any of the following, then the Borrower shall deliver as soon as available and in any event within forty‑five (45) days after the close of each of the first, second and third fiscal quarters of the Parent, the unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end

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of and for the corresponding periods of the previous fiscal year, all of which shall be certified by the chief financial officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal ~~year‑end~~year end audit adjustments).
Section 9.2.    ~~Section 9.2.~~ Year‑End Statements.
Within five (5) Business Days of the filing thereof, a copy of each report on Form 10‑K (or its equivalent) which the Parent shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor). If the Parent ceases to file such reports, or if any such report filed does not contain any of the following, then the Borrower shall deliver as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Parent, the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be certified by (a) the chief financial officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP, the financial position of the Parent and its Subsidiaries as at the date thereof and the result of operations for such period and (b) Deloitte & Touche or any other independent certified public accountants of recognized national standing reasonably acceptable to the Requisite Lenders, whose certificate shall be unqualified and in scope and substance required by generally accepted auditing standards and who shall have authorized the Parent to deliver such financial statements and certification thereof to the Administrative Agent and the Lenders pursuant to this Agreement.

Section 9.3.	~~Section 9.3.~~ Compliance Certificate.
At the time the financial statements are furnished pursuant to the immediately preceding Sections 9.1. and 9.2., commencing with the fiscal quarter ended September 30, 2015, (a) a certificate substantially in the form of Exhibit I (a “Compliance Certificate”) executed on behalf of the Borrower by any officer of the Parent having a position of at least a senior vice‑president or the Parent’s vice president of accounting (i) setting forth as of the end of such quarterly accounting period or fiscal year, as the case may be, the calculations required to establish whether the Parent was in compliance with the covenants contained in Section 10.1.; and (ii) stating that to the best of such officer’s knowledge, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Parent with respect to such event, condition or failure, (b) a statement of cash flow for such quarterly accounting period or fiscal year, (c) a report of newly acquired Properties for such quarterly accounting period or fiscal year, including the Net Operating Income, cost and Mortgage Indebtedness, if any, of each such Property, and (d) a schedule of the Properties comprising Unencumbered Asset Value detailing trailing twelve (12) month Net Operating Income, GAAP undepreciated cost basis, Occupancy Rate and a calculation of Unencumbered Asset Value for such quarterly accounting period or fiscal year.

Section 9.4.	~~Section 9.4.~~ Other Information.
(a)    Within ten (10) Business Days of the filing thereof, and if the same are not available on‑line free of charge from either the website of the Securities and Exchange Commission or the website of the Parent, copies of all press releases, shareholder reports, registration statements (excluding the exhibits thereto and any registration statements on Form S‑8 or its equivalent), reports on Forms 10‑K, 10‑Q and 8‑K (or their equivalents) and all other periodic reports which the Parent, any Loan Party or any other Subsidiary shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor) or any national securities exchange;

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(b)    No later than sixty (60) days after the end of each fiscal year of the Parent ending prior to the Maturity Date, projected balance sheets, operating statements, profit and loss projections and cash flow budgets (including sources and uses of cash) of the Parent and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Parent, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 10.1. and at the end of each fiscal quarter of the remainder of the fiscal year;
(c)    If and when any member of the ERISA Group or the Management Company (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the controller of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower, Management Company, or applicable member of the ERISA Group is required or proposes to take;
(d)    To the extent any Senior Officer is aware of the same, prompt notice of any notification received from, any inquiry by or the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating adversely to, or adversely affecting, the Parent, any Loan Party or any other Subsidiary or any of their respective properties, assets or businesses (including but not limited to any notification of a material violation of any law or regulation) which, if determined or resolved adversely to such Person, could reasonably be expected to have a Material Adverse Effect, and prompt notice of the receipt of notice that any United States income tax returns of any Loan Party or any other Subsidiary are being audited;
(e)    A copy of any amendment to the certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents of the Parent, the Borrower, or any other Loan Party within five (5) Business Days after the effectiveness thereof;
(f)    Prompt notice of any change in the Chairman, Chief Executive Officer, President or Chief Financial Officer of the Parent, the Borrower, the Management Company or any other Loan Party and any change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent or any Loan Party which has had or could reasonably be expected to have Material Adverse Effect;
(g)    Prompt notice of (i) the occurrence of any Default or Event of Default or (ii) any event which constitutes or which with the passage of time, the giving of notice, or otherwise, would constitute a

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default or event of default by Parent, any Loan Party or any other Subsidiary under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound;
(h)    Prompt notice of any order, judgment or decree which is not covered by insurance and which is in excess of $1,000,000 having been entered against the Parent or any Loan Party or any of their respective properties or assets;
(i)    Prompt notice of any guaranty executed by a Subsidiary guaranteeing Indebtedness of the Parent, the Borrower or any Subsidiary of the Borrower (including, without limitation, ~~either~~any of the Existing ~~Revolving~~ Facilities) and which, as a result thereof, is required to execute a Guaranty (or joinder thereto) pursuant to Section 8.14.;
(j)    [Reserved]
(k)    Promptly upon the request of the Administrative Agent, evidence of the Borrower’s calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail satisfactory to the Administrative Agent;
(l)    Promptly, upon any change in the Parent’s or Borrower’s Credit Rating, a certificate stating that the Parent’s or the Borrower’s Credit Rating has changed and the new Credit Rating that is in effect;
(m)    Promptly, upon each request, information identifying the Parent or Borrower as a Lender may request in order to comply with applicable “know‑your‑customer” and Anti‑Money Laundering Laws, including, without limitation, the USA Patriot Act (Title III of Pub. L. 107‑56 (signed into law October 26, 2001));
(n)    Within ten (10) days after the Borrower obtains knowledge thereof, the Borrower shall provide the Administrative Agent with written notice of the occurrence of any of the following: (i) the Borrower, the Parent, any Loan Party or any other Subsidiary shall receive notice that any violation of or non‑compliance with any Environmental Law has or may have been committed; (ii) the Borrower, the Parent, any Loan Party or any other Subsidiary shall receive notice that any administrative or judicial complaint, order or petition has been filed or other proceeding has been initiated, or is about to be filed or initiated against any such Person alleging any violation of or non‑compliance with any Environmental Law or requiring any such Person to take any action in connection with the release or threatened release of Hazardous Materials; or (iii) the Parent, the Borrower, any Loan Party or any other Subsidiary shall receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for any costs associated with a response to, or remediation or cleanup of, a release or threatened release of Hazardous Materials or any damages caused thereby, and such notice(s), whether individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;
(o)    From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, the Borrower, any of their respective Subsidiaries, any other Loan Party or the Management Company as the Administrative Agent or any Lender may reasonably request; and
(p)    No more than thirty (30) days following the consummation of any transaction of acquisition, merger or purchase of assets, involving consideration, or valued, in excess of $300,000,000, whether in a single transaction or related series of transactions, written notice of such transaction or

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transactions, together with a reasonably detailed description thereof, provided however, that this Section 9.4.(p) shall not eliminate any requirement in Section 10.4. or elsewhere herein that Borrower provide notice to the Administrative Agent and/or receive approval or consent from the Administrative Agent and/or the Lenders prior to such transactions.
(q)    No more than ten (10) Business Days following the consummation of any disposition of an asset or pool of assets, involving consideration, or valued, in excess of $500,000,000, whether in a single transaction or related series of transactions, written notice of such transaction or transactions, together with a reasonably detailed description thereof, provided however, that this Section 9.4.(q) shall not eliminate any requirement in Section 10.4. or elsewhere herein that Borrower provide notice to the Administrative Agent and/or receive approval or consent from the Administrative Agent and/or the Lenders prior to such transactions.

Section 9.5.	~~Section 9.5.~~ Electronic Delivery of Certain Information.
(a)    Documents required to be delivered pursuant to the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e‑mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third‑party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II., (ii) any Lender that has notified the Administrative Agent or Borrower that it cannot or does not want to receive electronic communications and (iii) notices of Default or Event of Default. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty‑four (24) hours after the date and time on which the Administrative Agent or Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. Central time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificate required by Section 9.3. to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the Compliance Certificates required by Section 9.3., the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.
(b)    Documents required to be delivered pursuant to Article II. may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

Section 9.6.	~~Section 9.6.~~ Public/Private Information.
The Borrower and the Parent shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Borrower or the Parent. Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Borrower or the Parent to the Administrative Agent and the Lenders (collectively, “Information

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Materials”) pursuant to this Article and shall designate Information Materials (a) that are either available to the public or not material with respect to the Borrower and its Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”.

Section 9.7.	~~Section 9.7.~~ USA Patriot Act Notice; Compliance.
The USA Patriot Act of 2001 (Public Law 107‑56) and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as Administrative Agent for all Lenders hereunder) may from time‑to‑time request, and the Borrower shall, and shall cause the Parent and the other Loan Parties, to provide to such Lender, Borrower’s, Parent’s, each Guarantor’s and each other Loan Party’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. Each Lender will treat all information furnished to it in accordance with this Section 9.7. in the manner required by Section 13.9. of this Agreement.
Article X.     ~~Article X .~~ Negative Covenants
For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7., the Borrower or the Parent, as the case may be, shall comply with the following covenants:

Section 10.1.	~~Section 10.1.~~ Financial Covenants.
(a)    RESERVED.
(b)    Ratio of Total Indebtedness to Total Asset Value. The Parent shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value of the Parent and its Subsidiaries determined on a consolidated basis to exceed 0.60 to 1.00 at any time.
(c)    Ratio of Unsecured Indebtedness to Unencumbered Asset Value ~~to Unsecured Indebtedness~~. The Parent shall not permit the ratio of (i) ~~Unencumbered Asset Value determined on a consolidated basis to (ii)~~ Unsecured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to ~~be less than 1.60~~ (ii) Unencumbered Asset Value determined on a consolidated basis to exceed 0.60 to 1.00 at any time.
(d)    Ratio of EBITDA to Fixed Charges. The Parent shall not permit the ratio of (i) EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the four (4) fiscal quarters most recently ending to (ii) Fixed Charges of the Parent and its Subsidiaries determined on a consolidated basis for such period, to be less than 1.50 to 1.00 as of the last day of such period.
(e)    Permitted Investments. The Parent shall not, and shall not permit the Borrower, any other Loan Party or other Subsidiary to, make an Investment in or otherwise own the following items which would cause the aggregate value of such holdings (for purposes of this Section 10.1. the value of the holdings described in items (i) through (vi) shall be calculated in accordance with GAAP, and the value of

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the holdings described in item (ii) shall be the lower of cost or market) of such Persons to exceed the following percentages of Total Asset Value at any time:
(i)    Unimproved Land, such that the aggregate book value of all such Unimproved Land exceeds five percent (5%) of Total Asset Value;
(ii)    Common stock, Preferred Stock, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other equity interests in Persons (other than consolidated Subsidiaries and Unconsolidated Affiliates), such that the aggregate value of such interests calculated on the basis of the lower of cost or market, exceeds five percent (5%) of Total Asset Value;
(iii)    Mortgage Receivables, such that the aggregate book value of Indebtedness secured by such Mortgage Receivables exceeds five percent (5%) of Total Asset Value;
(iv)    Investments in Unconsolidated Affiliates of the Borrower or the Parent, such that the aggregate book value of such Investments in Unconsolidated Affiliates exceeds ten percent (10%) of Total Asset Value;
(v)    the aggregate amount of the Total Budgeted Costs for Development Properties in which the Borrower either has a direct or indirect ownership interest shall not exceed fifteen percent (15%) of Total Asset Value. If a Development Property is owned by an Unconsolidated Affiliate of the Borrower or any Subsidiary, then the greater of (1) the product of (A) the Borrower’s or such Subsidiary’s Ownership Share in such Unconsolidated Affiliate and (B) the amount of the Total Budgeted Costs for such Development Property or (2) the recourse obligations of the Borrower or any Subsidiary relating to the Indebtedness of such Unconsolidated Affiliate, shall be used in calculating such investment limitation;
(vi)    Investments in Properties that are not Retail Properties (other than the real estate located at CBL Center, 2030 Hamilton Place Boulevard, Chattanooga, Tennessee), such that the aggregate value of all such Investments exceeds five percent (5%) of Total Asset Value; and
(vii)    ~~(vii)~~    Purchase Money Advances, such that the aggregate book value of all such Purchase Money Advances exceeds five percent (5%) of Total Asset Value.
In addition to the foregoing limitations, the aggregate value of (i), (ii), (iii), (iv), (v), (vi) and (vii) shall not exceed thirty percent (30%) of Total Asset Value.
(f)    Dividends and Other Restricted Payments. TheParent and the Borrower shall not, and shall not permit any of their Subsidiaries to, declare or make any Restricted Payment; provided, however, that the Parent, the Borrower and their Subsidiaries may declare and make the following Restricted Payments so long as no Default or Event of Default would result therefrom: the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount not to exceed the greater of (i) the amount required to be distributed for the Parent to remain in compliance with Section 8.12. or (ii) ninety‑five percent (95%) of Funds From Operations. Notwithstanding the foregoing, but subject to the following sentence, if a Default or Event of Default exists, the Parent may only cause the Borrower (directly or indirectly through any intermediate Subsidiaries) to make cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount required to be distributed for the Parent to remain in

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compliance with Section 8.12. Notwithstanding the foregoing, if a Default or Event of Default specified in Section 11.1.(a) resulting from the Borrower’s failure to pay when due the principal of, or interest on, any of the Loans or any Fees, Section 11.1.(e) or (f) shall have occurred and be continuing, or if as a result of the occurrence of any other Event of Default the Obligations have been accelerated pursuant to Section 11.2.(a), the Parent and the Borrower shall not, and shall not permit any other Subsidiary to, make any Restricted Payments whatsoever. Subsidiaries other than the Borrower may make Restricted Payments to the Borrower and the other Subsidiaries at any time.
(g)    Ratio of Unencumbered NOI to Unsecured Interest Expense. The Parent shall not permit the ratio of (i) Unencumbered NOI for any fiscal quarter (solely for this clause (i), calculated on an accrual basis for such fiscal quarter with respect to property taxes and insurance) to (ii) Unsecured Interest Expense of the Parent and its Subsidiaries determined on a consolidated basis for such fiscal quarter, to be less than 1.75 to 1.00 as of the last day of such fiscal quarter.
(h)    Ratio of Secured Recourse Indebtedness to Total Asset Value. The Parent shall not permit the ratio of (i) the sum of all Recourse Indebtedness which is Secured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value of the Parent and its Subsidiaries determined on a consolidated basis to exceed 0.20 to 1.00 at any time.
(i)    Ratio of Secured Indebtedness to Total Asset Value. The Parent shall not permit the ratio of (i) Secured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value of the Parent and its Subsidiaries determined on a consolidated basis to exceed, at any time, 0.55 to 1.00.
(j)    Ratio of Total Asset Value. The Parent shall not permit (i) the ratio of (x) the Total Asset Value attributable to the Borrower and its Subsidiaries to (y) the Total Asset Value of the Parent and its Subsidiaries determined on a consolidated basis to be less than 0.98 to 1.00 at any time and (ii) the ratio of (x) the amount of rents and other revenues received in the ordinary course from all Property owned by the Borrower and its Subsidiaries to (y) the amount of rents and other revenues received in the ordinary course from all Property owned by the Parent and its Subsidiaries determined on a consolidated basis (in each case, including proceeds of rent loss or business interruption insurance but excluding pre‑paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) to be less than 0.98 to 1.00 at any time.

Section 10.2.	~~Section 10.2.~~ Negative Pledge.
(a)    The Borrower shall not, and shall not permit any other Loan Party or Subsidiary (other than an Excluded Subsidiary of the type described in clause (a) of the definition of “Excluded Subsidiary”) to, (i) create, assume, incur, permit or suffer to exist any Lien on any of its properties, assets, income or profits of any character whether now owned or hereafter acquired, except for Permitted Liens or (ii) permit any of its properties, assets, income or profits or any direct or indirect ownership interest of the Borrower or in any Person owning any properties, assets, income or profits, to be subject to a Negative Pledge (other than ~~the~~Permitted Negative ~~Pledge under this Agreement~~Pledges).
(b)    The Borrower shall not, and shall not permit any Excluded Subsidiary to, (i) create, assume, incur, permit or suffer to exist any Lien on any Equity Interests of any Subsidiary of the Borrower holding title to any Eligible Property or any other asset the value of which is included in the determination of Unencumbered Asset Value or the Equity Interests of any Subsidiary of the Borrower that owns, directly or indirectly any Equity Interests in any Subsidiary of the Borrower holding title to any Eligible Property or any other asset the value of which is included in the determination of Unencumbered Asset Value (all

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such Equity Interests under this clause (i) being “Specified Equity Interests”), except for Permitted Liens described in clause (f) of the definition of that term or (ii) permit any Specified Equity Interests to be subject to a Negative Pledge (other than ~~the~~Permitted Negative ~~Pledge under this Agreement~~Pledges).

Section 10.3.	~~Section 10.3.~~ Restrictions on Intercompany Transfers.
The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiaries (other than an Excluded Subsidiary of the type described in clause (a) of the definition of “Excluded Subsidiary”) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Borrower or any other Subsidiary; (b) pay any Indebtedness owed to the Borrower or any other Subsidiary; (c) make loans or advances to the Borrower or any other Subsidiary; or (d) transfer any of its property or assets to the Borrower or any other Subsidiary; other than (i) with respect to clauses (a) – (d)  those encumbrances or restrictions contained in any Loan Document or, (ii) with respect to clause (d), customary provisions restricting assignment of any agreement entered into by the Borrower, any other Loan Party or any Subsidiary in the ordinary course of business.

Section 10.4.	~~Section 10.4.~~ Merger, Consolidation, Sales of Assets and Other Arrangements.
Without the prior written consent of the Requisite Lenders, such consent not to be unreasonably withheld, the Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, (a) enter into any transaction of merger or consolidation; (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire the assets of, or make an Investment in, any other Person involving consideration, or value, in excess of fifteen percent (15%) of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter; provided, however, that:
(i)    any Subsidiary may merge with a Loan Party so long as such Loan Party is the survivor;
(ii)    any Subsidiary may sell, transfer or dispose of its assets to a Loan Party;
(iii)    a Loan Party (other than the Borrower) and any Subsidiary that is not (and is not required to be) a Loan Party may convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, and immediately thereafter liquidate, provided that immediately prior to any such conveyance, sale, transfer, disposition or liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence;
(iv)    any Loan Party and any other Subsidiary may, directly or indirectly, (A) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) the assets of, or make an Investment in, any other Person in excess of fifteen percent (15%) of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter, and (B) sell, lease or otherwise transfer, whether by one or a series of transactions, assets (including capital stock or other securities of Subsidiaries) in excess of fifteen percent (15%) of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter to any other Person,

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so long as, in each case, (1) the Borrower shall have given the Administrative Agent and the Lenders at least thirty (30) days prior written notice of such consolidation, merger, acquisition, Investment, sale, lease or other transfer, together with all information related to such consolidation, merger, acquisition, Investment, sale, lease or transfer as Administrative Agent may reasonably request; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a breach of Section 10.1.; (3) in the case of a consolidation or merger involving the Borrower or a Loan Party which owns an Eligible Property, such Person shall be the survivor thereof; (4) at the time the Borrower gives notice pursuant to clause (1) of this subsection, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Section 10.1., after giving effect to such consolidation, merger, acquisition, Investment, sale, lease or other transfer; and (5)(A) with respect to any such acquisition or Investment involving consideration, or valued, in excess of fifteen percent (15%), but less than twenty‑five percent (25%), of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter, Administrative Agent has consented thereto or (B) with respect to any such acquisition or Investment involving consideration, or valued, in excess of twenty‑five percent (25%) of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter, Requisite Lenders have consented thereto; and
(v)    the Loan Parties may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business.
Further, no Loan Party shall enter into any ~~sale‑leaseback~~sale leaseback transactions or other transaction by which such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person.

Section 10.5.	~~Section 10.5.~~ Plans.
The Borrower shall not, and shall not permit the Parent or any Subsidiary to, permit any of its respective assets to become or be deemed to be “plan assets” within the meaning of ERISA or the Internal Revenue Code and the respective regulations promulgated thereunder for purposes of ERISA and the Internal Revenue Code.

Section 10.6.	~~Section 10.6.~~ Fiscal Year.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or other Subsidiary to, change its fiscal year from that in effect as of the Agreement Date.

Section 10.7.	~~Section 10.7.~~ Modifications of Organizational Documents and Material Contracts.
The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, amend, supplement, restate or otherwise modify its certificate or articles of incorporation or formation, by‑laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is adverse to the interest of the Administrative Agent or the Lenders or (b) could reasonably be expected to have a Material Adverse Effect. The Borrower shall not enter into, and shall not permit any other Loan Party or any Subsidiary to enter into, any amendment or modification to any Material Contract which could

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reasonably be expected to have a Material Adverse Effect or default in the performance of any obligations of any other Loan Party or any Subsidiary in any Material Contract or permit any Material Contract to be canceled or terminated prior to its stated maturity.

Section 10.8.	~~Section 10.8.~~ Subordinated Debt Prepayments; Amendments.
The Borrower shall not, and shall not permit any other Loan Party to, prepay any principal of, or accrued interest on, any Subordinated Debt or otherwise make any voluntary or optional payment with respect to any principal of, or accrued interest on, any Subordinated Debt prior to the originally scheduled maturity date thereof or otherwise redeem or acquire for value any Subordinated Debt. Further, the Borrower shall not, and shall not permit any other Loan Party to, amend or modify, or permit the amendment or modification of, any agreement or instrument evidencing any Subordinated Debt where such amendment or modification provides for the following or which has any of the following effects:
(a)    increases the rate of interest accruing on such Subordinated Debt;
(b)    increases the amount of any scheduled installment of principal or interest, or shortens the date on which any such installment or principal or interest becomes due;
(c)    shortens the final maturity date of such Subordinated Debt;
(d)    increases the principal amount of such Subordinated Debt;
(e)    amends any financial or other covenant contained in any document or instrument evidencing any Subordinated Debt in a manner which is more onerous to the Borrower or which requires the Borrower to improve its financial performance;
(f)    provides for the payment of additional fees or the increase in existing fees; and/or
(g)    otherwise could reasonably be expected to be adverse to the interests of the Administrative Agent or the Lenders.

Section 10.9.	~~Section 10.9.~~ Transactions with Affiliates.
The Borrower shall not permit to exist or enter into, and will not permit any Loan Party or other Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Loan Party or any Subsidiary, except (a) as set forth on Schedule 7.1.(r), or (b) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrower, any of its Subsidiaries, or any Loan Party and upon fair and reasonable terms which are no less favorable to the Borrower, such Subsidiary, or any Loan Party than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate (which shall include but not be limited to Property Management Agreements). Notwithstanding the forgoing, no payments may be made with respect to any items set forth on such Schedule 7.1.(r) if a Default or Event of Default exists or would result therefrom.

Section 10.10.	~~Section 10.10.~~ Environmental Matters.
The Borrower shall not, and shall not permit Parent, any other Loan Party or other Subsidiary or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties in material

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violation of any Environmental Law or in a manner that could reasonably be expected to lead to any material environmental claim or pose a material risk to human health, safety or the environment. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender.

Section 10.11.	~~Section 10.11.~~ Derivatives Contracts.
The Borrower shall not, and shall not permit Parent or any other Loan Party to enter into or become obligated in respect of, Derivatives Contracts, other than (a) Specified Derivatives Contracts or (b) Derivatives Contracts entered into by the Parent, the Borrower or a Loan Party in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Parent, the Borrower or a Loan Party (including, without limitation, liabilities under this Agreement).
Article XI.     ~~Article XI .~~ Default

Section 11.1.	~~Section 11.1.~~ Events of Default.
Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority:
(a)    Default in Payment. The Borrower shall fail to pay when due under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of acceleration or otherwise) the principal of, or any accrued interest on, any of the Loans, or shall fail to pay any of the other payment Obligations owing by the Borrower under this Agreement, any other Loan Document or the Fee Letters, or any other Loan Party shall fail to pay when due any payment obligation owing by such Loan Party under any Loan Document to which it is a party, and, solely in the case of interest or any other payment Obligation (other than principal of any Loan), such failure continues for a period of ten (10) days after the date the Administrative Agent gives the Borrower notice of such failure.
(b)    Default in Performance.
(i)    Any Loan Party or the Parent shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.1., Section 8.8., Section 8.12., Section 9.4.(g)(i), or Article X; or
(ii)    Any Loan Party or the Parent shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained Section 8.14 or Article IX (other than Section 9.4.(g)(i)) and such failure shall continue for a period of five (5) Business Days; or
(iii)    Any Loan Party or the Parent shall fail to perform or observe any other term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section and such failure shall continue for a period of thirty (30) calendar days after the earlier of (x) the date upon which any Senior Officer has actual knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Administrative Agent.
(c)    Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party or the Parent under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished

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by, or at the direction of, any Loan Party or the Parent to the Administrative Agent or any Lender under or in connection with this Agreement or any other Loan Documents, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made or deemed made.
(d)    Cross‑Default.
(i)    Any of the Borrower, Parent, any other Loan Party or any Subsidiary shall fail to make any payment when due and payable (subject to any notice and after giving effect to any applicable grace or cure period) in respect of any Recourse Indebtedness or Non‑Recourse Indebtedness (other than the Loans) having an outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close‑out netting provision, a Derivatives Termination Value) (x) in the case of Recourse Indebtedness, equal to or greater than $50,000,000 for any such Recourse Indebtedness and (y) in the case of Non‑Recourse Indebtedness, equal to or greater than $150,000,000 for any such Person’s Ownership Share of such Non‑Recourse Indebtedness (in the case of each of clause (x) and (y), “Material Indebtedness”); or
(ii)    The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness; or
(iii)    Any Material Indebtedness shall have been required to be prepaid or repurchased prior to the stated maturity thereof; or
(iv)    Any other event shall have occurred and be continuing which, with or without the passage of time, the giving of notice, or otherwise, would permit any holder of Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid or repurchased prior to its stated maturity; or
(v)    There occurs an “Event of Default” under and as defined in any Specified Derivatives Contract as to which the Parent, the Borrower, any Loan Party or any Subsidiary is a “Defaulting Party” (as defined therein), or there occurs an “Early Termination Date” (as defined therein) in respect of any Specified Derivatives Contract as a result of a “Termination Event” (as defined therein) as to which the Parent, the Borrower or any Subsidiary is an “Affected Party” (as defined therein).
(e)    Voluntary Bankruptcy Proceeding. The Borrower, the Parent, any Loan Party or any other Significant Subsidiary shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, ~~winding‑up~~winding up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (f); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate, partnership or similar action for the purpose of effecting any of the foregoing.

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(f)    Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower, the Parent, any Loan Party or any other Significant Subsidiary in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, ~~winding‑up~~winding up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of ninety (90) consecutive calendar days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered.
(g)    Revocation of Loan Documents. Any Loan Party or the Parent shall (or shall attempt to) disavow, revoke or terminate any Loan Document to which it is a party or the Fee Letters or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or the Fee Letters or any Loan Document or the Fee Letters shall cease to be in full force and effect (except as a result of the express terms thereof).
(h)    Judgment. A judgment or order for the payment of money or for an injunction or other non‑monetary relief shall be entered against the Borrower, any other Loan Party, the Parent, or any Subsidiary by any court or other tribunal and (i) such judgment or order shall continue for a period of thirty (30) days without being paid, stayed, dismissed through appropriate appellate proceedings or otherwise bonded and (ii) either (A) the amount of such judgment or order for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such judgments or orders entered against the Parent, the Loan Parties and Subsidiaries, $50,000,000, or (B) in the case of an injunction or other non‑monetary relief, such judgment or order could reasonably be expected to have a Material Adverse Effect.
(i)    Attachment. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Borrower, the Parent, any Loan Party or any Subsidiary, which exceeds, individually or together with all other such warrants, writs, executions and processes, $50,000,000 and such warrant, writ, execution or process shall not be paid, discharged, vacated, stayed or bonded for a period of sixty (60) days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance satisfactory to the Administrative Agent pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of the Borrower, any Loan Party, any Subsidiary or the Parent.
(j)    ERISA. Any member of the ERISA Group or Management Company shall fail to pay when due an amount or amounts which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group or Management Company any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group or Management

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Company to incur withdrawal liability or a current payment obligation; and such failure, action, event or occurrence could reasonably be expected to have a Material Adverse Effect.
(k)    Loan Documents. An Event of Default (as defined therein) shall occur under any of the other Loan Documents.
(l)    Change of Control/Change in Management.
(i)    Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d‑3 and 13d‑5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than thirty‑five percent (35%) of the total voting power of the then outstanding voting stock of the Parent entitled to vote for the election of directors (“Parent Voting Stock”); provided, however, this clause shall not apply to any Parent Voting Stock acquired after the date hereof by a Person as a result of the conversion of limited partnership interests in the Borrower into Parent Voting Stock in accordance with Borrower’s partnership agreement; provided further, however, this clause shall not apply to any Parent Voting Stock acquired after the date hereof by Borrower, the Principals, or any combination thereof, as a result of purchases of Parent Voting Stock by Borrower or the Principals or as a result of the conversion of limited partnership interests in the Borrower into Parent Voting Stock in accordance with Borrower’s partnership agreement;
(ii)    during any ~~twelve‑month~~twelve month period (whether before or after the Agreement Date), individuals who at the beginning of such period were directors of the Parent (together with any new directors whose election by such board of directors or election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason (other than death or mental or physical disability) to constitute a majority of the board of directors of the Parent;
(iii)    the general partner of the Borrower shall cease to be a Wholly Owned Subsidiary of the Parent or the Parent shall cease to have the sole and exclusive power to exercise all management and control over the Borrower; or
(iv)    the Parent shall cease to beneficially own, directly or indirectly, at least sixty‑five percent (65%) of the outstanding Equity Interests of the Borrower.
(m)    Damage; Strike; Casualty. Any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than thirty (30) consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities of the Borrower or any other Loan Party taken as a whole and only if any such event or circumstance could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, no Event of Default shall exist if within thirty (30) days of the occurrence of any such event or circumstance described in the preceding sentence, Borrower delivers to the Administrative Agent for prompt distribution to each Lender a written plan acceptable to all of the Lenders to eliminate such event or circumstance. If such event or circumstance is not eliminated within ninety (90) days of the occurrence of such event or circumstance, an Event of Default shall be deemed to have occurred hereunder.

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(n)    Subordinated Debt Documents. The failure of the Parent or any Loan Party to comply with the terms of any intercreditor agreement or any subordination provisions of any note or other document running to the benefit of the Administrative Agent or Lenders, or if any such document becomes null and void or unenforceable against any lender holding the Subordinated Debt.

Section 11.2.	~~Section 11.2.~~ Remedies Upon Event of Default.
Upon the occurrence of an Event of Default the following provisions shall apply:
(a)    Acceleration; Termination of Facilities.
(i)    Automatic. Upon the occurrence of an Event of Default specified in Sections 11.1.(e) or 11.1.(f), (1) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding and (2) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties.
(ii)    Optional. If any other Event of Default shall exist, the Administrative Agent may, and at the direction of the Requisite Lenders shall: declare (1) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding and (2) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties.
(b)    Loan Documents. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents.
(c)    Applicable Law. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law.
(d)    Appointment of Receiver. To the extent permitted by Applicable Law, the Administrative Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Parent, the Borrower and the Subsidiaries of the Parent, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the property and/or the business operations of the Borrower, the Parent and their Subsidiaries related thereto and to exercise such power as the court shall confer upon such receiver.
(e)    Specified Derivatives Contract Remedies. Notwithstanding any other provision of this Agreement or other Loan Document, each Specified Derivatives Provider shall have the right, with the prompt notice to the Administrative Agent, but without the approval or consent of or other action by the Administrative Agent or the Lenders, and without limitation of other remedies available to such Specified Derivatives Provider under contract or Applicable Law, to undertake any of the following: (a) to declare an event of default, termination event or other similar event under any Specified Derivatives Contract and to create an “Early Termination Date” (as defined therein) in respect thereof, (b) to determine net

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termination amounts in respect of any and all Specified Derivatives Contracts in accordance with the terms thereof, and to set off amounts among such contracts, (c) to set off or proceed against deposit account balances, securities account balances and other property and amounts held by such Specified Derivatives Provider pursuant to any Derivatives Support Document, including any “Posted Collateral” (as defined in any credit support annex including in any such Derivatives Support Document to which such Specified Derivatives Provider may be a party), and (d) to prosecute any legal action against the Borrower, the Parent, any Loan Party or other Subsidiary to enforce or collect net amounts owing to such Specified Derivatives Provider pursuant to any Specified Derivatives Contract.

Section 11.3.	~~Section 11.3.~~ Marshaling; Payments Set Aside.
None of the Administrative Agent, any Lender or any Specified Derivatives Provider shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Obligations or the Specified Derivatives Obligations. To the extent that any Loan Party makes a payment or payments to the Administrative Agent and/or any Lender and/or any Specified Derivatives Provider, or the Administrative Agent and/or any Lender and/or any Specified Derivatives Provider enforce their security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or Specified Derivatives Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 11.4.	~~Section 11.4.~~ Allocation of Proceeds.
If an Event of Default exists and maturity of any of the Obligations has been accelerated or the Maturity Date has occurred, all payments received by the Administrative Agent under any of the Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower, the Parent or any other Loan Party hereunder or thereunder, shall be applied in the following order and priority:
(a)    amounts due to the Administrative Agent and the Lenders in respect of expenses due under Section 13.2. until paid in full, and then Fees;
(b)    payments of interest on all Loans;
(c)    payments of principal of all Loans, to be applied for the ratable benefit of the Lenders in such order as the Lenders may determine in their sole discretion;
(d)    amounts due to the Administrative Agent and the Lenders pursuant to Sections 12.8. and 13.10.;
(e)    payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders; and
(f)    any amount remaining after application as provided above, shall be paid to the Borrower or whoever else may be legally entitled thereto.

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Section 11.5.	~~Section 11.5.~~ [Reserved]

Section 11.6.	~~Section 11.6.~~ Performance by Administrative Agent.
If the Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, but shall not be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower or such other Loan Party after the expiration of any cure or grace periods set forth herein. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable Post‑Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

Section 11.7.	~~Section 11.7.~~ Rights Cumulative.
The rights and remedies of the Administrative Agent, the Lenders and the Specified Derivatives Providers under this Agreement, each of the other Loan Documents, the Fee Letters and Specified Derivatives Contracts shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent, the Lenders and the Specified Derivatives Providers may be selective and no failure or delay by the Administrative Agent, any of the Lenders or any of the Specified Derivatives Providers in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.
Article XII.     ~~Article XII .~~ The Administrative Agent

Section 12.1.	~~Section 12.1.~~ Appointment and Authorization.
Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article IX. that the Borrower is not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the

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request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Parent, the Borrower, any Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders.

Section 12.2.	~~Section 12.2.~~ Wells Fargo as Lender.
Wells Fargo, as a Lender or as a Specified Derivatives Provider, as the case may be, shall have the same rights and powers under this Agreement and any other Loan Document and under any Specified Derivatives Contract, as the case may be, as any other Lender or Specified Derivatives Provider and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include Wells Fargo in each case in its individual capacity. Wells Fargo and its affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any other Loan Party, the Parent or any other affiliate thereof as if it were any other bank and without any duty to account therefor to the Lenders or any other Specified Derivatives Providers. Further, the Administrative Agent and any affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement or any Specified Derivatives Contract, or otherwise without having to account for the same to the Lenders or any other Specified Derivatives Providers. The Lenders acknowledge that, pursuant to such activities, Wells Fargo or its affiliates may receive information regarding the Parent, the Borrower, other Loan Parties, other Subsidiaries and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them.

Section 12.3.	~~Section 12.3.~~ Approvals of Lenders.
All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Borrower in respect of the matter or issue to be resolved, and (d) shall include the Administrative Agent’s recommended course of

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action or determination in respect thereof. Unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the recommendation or determination of the Administrative Agent (together with a reasonable written explanation of the reasons behind such objection) within ten (10) Business Days (or such lesser or greater period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved of or consented to such recommendation or determination.

Section 12.4.	~~Section 12.4.~~ Notice of Events of Default.
The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default (excepting only a Default or Event of Default under Section 11.1(a)) unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If any Lender (excluding the Lender which is also serving as the Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”. Further, if the Administrative Agent receives such a “notice of default,” the Administrative Agent shall give prompt notice thereof to the Lenders.

Section 12.5.	~~Section 12.5.~~ Administrative Agent’s Reliance.
Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non‑appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent: may consult with legal counsel (including its own counsel or counsel for the Borrower, any other Loan Party or the Parent), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel: (a) makes any warranty or representation to any Lender or any other Person and shall be responsible to any Lender or any other Person for any statement, warranty or representation made or deemed made by the Borrower, any other Loan Party, the Parent or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons or inspect the property, books or records of the Borrower or any other Person; (c) shall be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lenders and the Specified Derivatives Providers in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys‑in‑fact and shall not be responsible for the negligence or misconduct of any agent or attorney‑in‑fact that it selects in the absence

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of gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non‑appealable judgment.

Section 12.6.	~~Section 12.6.~~ Indemnification of Administrative Agent.
Regardless of whether the transactions contemplated by this Agreement and the other Loan Documents are consummated, each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender’s respective Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as Administrative Agent but not as a “Lender”) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non‑appealable judgment; provided, however, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its ratable share of any expenses (including the reasonable fees and expenses of outside counsel to the Administrative Agent but excluding the allocated costs, fees and expenses of the Administrative Agent’s in‑house counsel and legal staff and any expenses incurred by the Administrative Agent in connection with its review of any appraisal or environmental, structural or engineering report) reasonably incurred by the Administrative Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent and/or the Lenders arising under any Environmental Laws. Such expenses (including counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent notwithstanding any claim or assertion that the Administrative Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent that the Administrative Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any Indemnifiable Amount following payment by any Lender to the Administrative Agent in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

Section 12.7.	~~Section 12.7.~~ Lender Credit Decision, Etc.
Each of the Lenders expressly acknowledges and agrees that neither the Administrative Agent nor any of its officers, directors, employees, agents, counsel, attorneys‑in‑fact or other affiliates has made any representations or warranties to such Lender and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Parent, the Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Administrative Agent

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to any Lender. Each of the Lenders acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent, or any of their respective officers, directors, employees, agents or counsel, and based on the financial statements of the Parent, the Borrower, the other Loan Parties, the other Subsidiaries and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Parent, the Borrower, the other Loan Parties, the other Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby. Each of the Lenders also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Parent, the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Parent, the Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Parent, the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys‑in‑fact or other Affiliates. Each of the Lenders acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender.

Section 12.8.	~~Section 12.8.~~ Successor Administrative Agent.
The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. The Administrative Agent may be removed as administrative agent by all of the Lenders (other than the Lender then acting as Administrative Agent) and the Borrower upon 30 days’ prior written notice if the Administrative Agent (i) is found by a court of competent jurisdiction in a final, non‑appealable judgment to have committed gross negligence or willful misconduct in the course of performing its duties hereunder or (ii) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within thirty (30) days after the current Administrative Agent’s giving of notice of resignation or the Lenders’ removal of the current Administrative Agent, then the current Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the

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Loan Documents. After any Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article XII. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its affiliates by giving the Borrower and each Lender prior written notice.

Section 12.9.	~~Section 12.9.~~ Titled Agents.
Each Co‑Syndication Agent, each Documentation Agent and each Joint Lead Arranger (each a “Titled Agent”) in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, the Parent, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled.
Article XIII.     ~~Article XIII .~~ Miscellaneous

Section 13.1.	~~Section 13.1.~~ Notices.
Unless otherwise provided herein (including without limitation as provided in Section 9.5.), communications provided for hereunder shall be in writing and shall be mailed, telecopied, or delivered as follows:

If to the Borrower:

CBL & Associates Limited Partnership
c/o CBL & Associates Properties, Inc.
2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee 37421‑6000
Attention: Chief Financial Officer
Telecopy Number: (423) 490‑8390
Telephone Number: (423) 855‑0001
with an informational copy to:

CBL & Associates Limited Partnership
c/o CBL & Associates Properties, Inc.
2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee 37421‑6000
Attention: Finance Counsel
Telecopy Number: (423) 490‑8390
Telephone Number: (423) 855‑0001

If to the Administrative Agent:

Wells Fargo Bank, National Association
123 North Wacker Drive, Suite 1900
Chicago, IL 60606

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Attn: Loan Administration
Telecopier Number: 312/782‑0969
Telephone Number: 312/269‑8250

with an informational copy to:

Wells Fargo Bank, National Association
2859 Paces Ferry Rd., Suite 1200
Atlanta, GA 30339
Attn: Sandra Wheeler, Shared Credit Manager
Telecopier Number: 866/600‑0942
Telephone Number: 770/319‑7495

If to any other Lender:

~~If to the Borrower:~~
~~CBL & Associates Limited Partnership~~
~~c/o CBL & Associates Properties, Inc.~~
~~2030 Hamilton Place Blvd., Suite 500~~
~~Chattanooga, Tennessee 37421-6000~~
~~Attention: Chief Financial Officer~~
~~Telecopy Number: (423) 490-8390~~
~~Telephone Number: (423) 855-0001~~
~~with an informational copy to:~~
~~CBL & Associates Limited Partnership~~
~~c/o CBL & Associates Properties, Inc.~~
~~2030 Hamilton Place Blvd., Suite 500~~
~~Chattanooga, Tennessee 37421-6000~~
~~Attention: Finance Counsel~~
~~Telecopy Number: (423) 490-8390~~
~~Telephone Number:(423) 855-0001~~
~~If to the Administrative Agent:~~
~~Wells Fargo Bank, National Association~~
~~123 North Wacker Drive, Suite 1900~~
~~Chicago, IL 60606~~
~~Attn: Loan Administration~~
~~Telecopier Number: 312/782-0969~~
~~Telephone Number: 312/269-8250~~
~~with an informational copy to:~~
~~Wells Fargo Bank, National Association~~
~~2859 Paces Ferry Rd., Suite 1200~~
~~Atlanta, GA 30339~~
~~Attn: Sandra Wheeler, Shared Credit Manager~~
~~Telecopier Number: 866/600-0942~~
~~Telephone Number: 770/319-7495~~
~~If to any other Lender:~~

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To such Lender’s address or telecopy number as set forth in the applicable Administrative Questionnaire.
or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, a Lender shall only be required to give notice of any such other address to the Administrative Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent and Lenders at the addresses specified; (ii) if telecopied, upon confirmation of transmission; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered in accordance with Section 9.5. to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non‑receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent or any Lender under Articles II. and IV. shall be effective only when actually received. None of the Administrative Agent or any Lender shall incur any liability to the Parent, the Borrower or any Loan Party (nor shall the Administrative Agent incur any liability to the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. In addition to the Administrative Agent’s Lending Office, the Borrower shall send copies of the notices described in Article II. to the following address of the Administrative Agent:

Wells Fargo Bank, National Association
Minneapolis Loan Center
608 2nd Avenue South, 11th Floor
Minneapolis, MN 55402
Attention: Treva Lee
Telecopier Number: 877/718‑0796
Telephone Number: 612/316‑4317

~~Wells Fargo Bank, National Association~~
~~Minneapolis Loan Center~~
~~608 2nd Avenue South, 11th Floor~~
~~Minneapolis, MN 55402~~
~~Attention: Treva Lee~~
~~Telecopier Number: 877/718-0796~~
~~Telephone Number: 612/316-4317~~

Section 13.2.	~~Section 13.2.~~ Expenses.
The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expense and reasonable travel expenses related to closing), and the consummation of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and all costs and expenses of the Administrative Agent in connection with the use of IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents and the reasonable fees and disbursements of counsel to the Administrative Agent relating to all such activities, (b) to pay or reimburse the Administrative Agent and the Lenders for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents and

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the Fee Letters, including the reasonable fees and disbursements of counsel retained by the Administrative Agent and of one law firm retained by the Lenders (including the allocated fees and expenses of in‑house counsel) and any payments in indemnification or otherwise payable by the Lenders to the Administrative Agent pursuant to the Loan Documents, (d) to pay, and indemnify and hold harmless the Administrative Agent and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (e) to the extent not already covered by any of the preceding subsections, to pay the reasonable fees and disbursements of counsel to the Administrative Agent and any Lender incurred in connection with the representation of the Administrative Agent or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type described in Sections 11.1.(e) or 11.1.(f), including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor‑in‑possession financing or any plan of reorganization of the Parent, the Borrower or any other Loan Party, whether proposed by the Parent, the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Administrative Agent and/or the Lenders may pay such amounts on behalf of the Borrower and such amounts shall be deemed to be Obligations owing hereunder.

Section 13.3.	~~Section 13.3.~~ Stamp, Intangible and Recording Taxes.
The Borrower will pay any and all stamp, excise, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents, the amendment, supplement, modification or waiver of or consent under this Agreement, the Notes or any of the other Loan Documents or the perfection of any rights or Liens under this Agreement, the Notes or any of the other Loan Documents.

Section 13.4.	~~Section 13.4.~~ Setoff.
Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Lender, each Affiliate of the Administrative Agent or any Lender, and each Participant, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender, an Affiliate of a Lender, or a Participant, subject to receipt of the prior written consent of the Requisite Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender, any Affiliate of the Administrative Agent or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.2., and although such Obligations shall be contingent or unmatured. Notwithstanding the foregoing, each Lender hereby waives any right of setoff against the Obligations it has with respect to any deposit account of any Guarantor (other than the Parent) maintained with such Lender

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or any other account or property of such Guarantor held by such Lender; provided however, that this waiver is not intended, and shall not be deemed, to waive any right of setoff (a) any Lender has with respect to any account required to be maintained pursuant to this Agreement or any other Loan Document or (b) arising other than pursuant to this Agreement or the other Loan Documents.

Section 13.5.	~~Section 13.5.~~ Litigation; Jurisdiction; Other Matters; Waivers.
(a)    EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE PARENT, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE BORROWER AND THE PARENT HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR THE FEE LETTERS OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE PARENT, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.
(b)    THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL, NON‑APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY

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LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.
(c)    THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED FOR HEREIN. SHOULD THE BORROWER FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, THE BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.
(d)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS AGREEMENT.

Section 13.6.	~~Section 13.6.~~ Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (f) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts.
(A)        ~~(A)~~    in the case of an assignment of the entire remaining amount of the Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)        ~~(B)~~    in any case not described in the immediately preceding subsection (A), the principal outstanding balance of the Loans of the assigning Lender subject to

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each such assignment (as determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Default or Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the outstanding principal balance of the Loans of such assigning Lender would be less than $5,000,000, then such assigning Lender shall assign the entire amount of the Loans at the time owing to it.
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans assigned.
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition:
(A)        ~~(A)~~    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Default or Event of Default shall exist at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and
(B)        ~~(B)~~    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Term Loan if such assignment is to a Person that is not already a Lender with a Term Loan, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender.
(iv)    Assignment and Acceptance; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $4,500 for each assignment ($7,500 for any Defaulting Lender), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the assignee and such transferor Lender, as appropriate.
(v)    No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.
(vi)    No Assignment to Natural Persons or Defaulting Lenders. No such assignment shall be made to a natural person or to a Defaulting Lender or its Affiliates.
~~(vii) Assignments by Specified Derivatives Provider. If the assigning Lender (or its Affiliate) is a Specified Derivatives Provider and if after giving effect to such assignment such Lender will hold no further Loans under this Agreement, such Lender shall undertake such assignment only contemporaneously with an assignment by such Lender (or its Affiliate, as the case may be) of all of its Specified Derivatives Contracts to the assignee or another Lender (or Affiliate thereof).~~

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Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.4., 13.2. and 13.10. and the other provisions of this Agreement and the other Loan Documents as provided in Section 13.11. with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d).
(c)    Register. The Administrative Agent, acting solely for this purpose as a non‑fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Loan Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Each Lender that sells a participation as described in Section 13.6.(d) shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Term Loan Commitments, Loans, or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Term Loan Commitment, Loan, or other obligation is in registered form under Section 5f.103‑1(c) of the Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or its Affiliates or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Term Loan Commitment, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon or (z) release any Guarantor from its Obligations under its Guaranty. Subject to the

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immediately following subsection (e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10., 5.1., 5.4. to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 13.4. as though it were a Lender, provided such Participant agrees to be subject to Section 3.3. as though it were a Lender.
(e)    Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 3.10. and 5.1. than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.10. unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower and the Administrative Agent, to comply with Section 3.10.(g) as though it were a Lender.
(f)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(g)    No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction.
(h)    USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti‑money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law.

Section 13.7.	~~Section 13.7.~~ Amendments and Waivers.
(a)    Generally. Except as otherwise expressly provided in this Agreement, (i) any consent or approval required or permitted by this Agreement or in any Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document (other than any fee letter solely between Borrower and the Administrative Agent) may be amended, (iii) the performance or observance by the Borrower or any other Loan Party of any terms of this Agreement or such other Loan Document (other than any fee letter solely between Borrower and the Administrative Agent) may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Subject to the immediately following subsection (c), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Lenders may be amended, and the performance or observance by the Borrower or any other Loan Party or any Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Requisite Lenders (and, in the case of an amendment to any Loan Document, the

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written consent of each Loan Party a party thereto). Notwithstanding anything to the contrary set forth in this Section 13.7.(a), the Administrative Agent shall be authorized on behalf of all the Lenders, without the necessity of any notice to, or further consent from, any Lender, to waive the imposition of the late fees provided in Section 2.6.
(b)    Unanimous Consent of Lenders Directly Affected. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing, and signed by all of the Lenders directly and adversely affected thereby (or the Administrative Agent at the written direction of the Lenders), do any of the following:
(i)    increase the Term Loan Commitments of the Lenders (excluding any increase as a result of an assignment of Term Loan Commitments permitted under Section 13.6. and any increases contemplated under Section 2.11.) or subject the Lenders to any additional obligations;
(ii)    reduce the principal of, or interest rates that have accrued or that will be charged on the outstanding principal amount of, any Loans or other Obligations;
(iii)    reduce the amount of any Fees payable to the Lenders hereunder; provided, however, the Administrative Agent shall be authorized on behalf of all Lenders, without the necessity of any notice to, or further consent from, any Lender, to waive the imposition of the late fees provided in Section 2.6., up to a maximum of three (3) times per calendar year;
(iv)    postpone any date fixed for any payment of principal of, or interest on, any Loans or for the payment of Fees or any other Obligations;
(v)    change the definitions of Pro Rata Share (excluding any change as a result of an assignment of Term Loans permitted under Section 13.6.);
(vi)    amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section;
(vii)    modify the definition of the term “Requisite Lenders” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof;
(viii)    release any Guarantor from its obligations under its Guaranty except as contemplated by Section 8.14.(b) or release Parent from the Parent Guaranty; or
(ix)    waive a Default or Event of Default under Section 11.1.(a).
(c)    Amendment or Waiver by Administrative Agent. The Administrative Agent may, subject to the terms of subsections (a) and (b) above, (i) approve any amendment to this Agreement that is administrative in nature or is otherwise reasonably determined by the Administrative Agent in good faith not to be material, and (ii) waive any obligation or waive or confirm as cured any default of any Loan Party hereunder or under any of the Loan Documents, to the extent such waiver is administrative in nature or such obligation or default is otherwise reasonably determined by the Administrative Agent in good faith not to be material.
(d)    Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove

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to take such action, shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent with respect to any Loan Document that (i) diminishes the rights of a Specified Derivatives Provider in a manner or to an extent dissimilar to that affecting the Lenders or (ii) increases the liabilities or obligations of a Specified Derivatives Provider shall, in addition to the Lenders required hereinabove to take such action, require the consent of the Lender that is (or having an Affiliate that is) such Specified Derivatives Provider. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section, notwithstanding any attempted cure or other action by the Parent, the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

Section 13.8.	~~Section 13.8.~~ Non‑Liability of Administrative Agent and Lenders.
The relationship between the Borrower, on the one hand, and the Lenders and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. The Administrative Agent, each Lender and their Affiliates may have economic interests that conflict with those of the Loan Parties, their stockholders and partners and/or their Affiliates. Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent or any Lender to any Lender, the Parent, the Borrower, any Subsidiary or any other Loan Party. Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrower or the Parent to review or inform the Borrower or the Parent of any matter in connection with any phase of the business or operations of the Borrower, the Parent or any of their respective Subsidiaries or Affiliates.

Section 13.9.	~~Section 13.9.~~ Confidentiality.
Except as otherwise provided by Applicable Law, the Administrative Agent and each Lender shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed assignee, Participant or other transferee in connection with a potential transfer of any Term Loans or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law; (d) to the Administrative Agent’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document (or any Specified Derivatives Contract) or any action or proceeding relating to any Loan Document (or any such Specified Derivatives Contract) or the enforcement of rights hereunder or

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thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender on a non‑confidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self‑regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, such information to consist of deal terms and other information customarily found in such publications; (i) to any other party hereto; and (j) with the consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent and each Lender may disclose any such confidential information, without notice to the Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent or such Lender. As used in this Section, the term “Information” means all information received from the Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender on a non‑confidential basis prior to disclosure by the Borrower, any other Loan Party, any other Subsidiary or any Affiliate, provided that, in the case of any such information received from the Borrower, any other Loan Party, any other Subsidiary or any Affiliate after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 13.10.	~~Section 13.10.~~ Indemnification.
(a)    The Borrower shall and hereby agrees to indemnify, defend and hold harmless the Administrative Agent, the Lenders, all of the Affiliates of the Administrative Agent, each of the Lenders and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an “Indemnified Party”) from and against any and all of the following (collectively, the “Indemnified Costs”): losses, costs, claims, penalties, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith, but excluding Indemnified Costs indemnification in respect of which is specifically covered by Section 3.10. or 5.1. or expressly excluded from the coverage of such Sections) incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an “Indemnity Proceeding”) which is in any way related directly or indirectly to: (i) this Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans hereunder; (iii) any actual or proposed use by the Borrower of the proceeds of the Loans; (iv) the Administrative Agent’s or any Lender’s entering into this Agreement or any other Loan Document; (v) the fact that the Administrative Agent and the Lenders have established the credit facility evidenced hereby in favor of the Borrower; (vi) the fact that the Administrative Agent and the Lenders are creditors of the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Borrower and the Subsidiaries; (vii) the fact that the Administrative Agent and the Lenders are material creditors of the Borrower and are alleged to influence directly or indirectly the business decisions or affairs of the Borrower and the Subsidiaries or their financial condition; (viii) the exercise of any right or remedy the Administrative Agent or the Lenders may have under this Agreement or the other Loan Documents; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party as set forth above for any acts or omissions of such

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Indemnified Party in connection with matters described in this clause (viii) that constitute gross negligence or willful misconduct on the part of such Indemnified Party as determined in a final non‑appealable judgment by a court of competent jurisdiction; (ix) any civil penalty or fine assessed by the OFAC against, and all costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof by, the Administrative Agent or any Lender as a result of conduct of the Borrower, any other Loan Party or any other Subsidiary that violates a sanction administered or enforced by the OFAC; or (x) any violation or non‑compliance by the Borrower or any Subsidiary of any Applicable Law (including any Environmental Law) including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any Environmental Law, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Borrower, its Subsidiaries or any other Loan Party (or its respective properties) (or the Administrative Agent and/or the Lenders as successors to the Borrower) to be in compliance with such Environmental Laws.
(b)    The Borrower’s indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all Indemnified Costs of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Borrower or any Subsidiary, any shareholder of the Borrower or any Subsidiary (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of the Borrower), any account debtor of the Borrower or any Subsidiary or by any Governmental Authority.
(c)    This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Borrower and/or any Subsidiary.
(d)    All out‑of‑pocket fees and expenses of, and all amounts paid to third‑persons by, an Indemnified Party shall be advanced by the Borrower at the request of such Indemnified Party notwithstanding any claim or assertion by the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder. Each Indemnified Party shall use its reasonable efforts to give Borrower as much advance notice of anticipated fees, expenses and costs as is reasonably practicable under the circumstances, but failure to give such notice shall not absolve Borrower of Borrower’s obligation to pay the same.
(e)    An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnity Proceeding covered by this Section and, as provided above, all Indemnified Costs incurred by such Indemnified Party shall be reimbursed by the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnity Proceeding shall vitiate or in any way impair the obligations and duties of the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that (i) if the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnity Proceeding, such Indemnified Party shall not settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, an Indemnified Party may settle or

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compromise any such Indemnity Proceeding without the prior written consent of the Borrower where (x) no monetary relief is sought against such Indemnified Party in such Indemnity Proceeding or (y) there is an allegation of a violation of law by such Indemnified Party.
(f)    If and to the extent that the obligations of the Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.
(g)    Subject to the immediately following Section 13.11., the Borrower’s obligations hereunder shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party.
References in this Section 13.10. to “Lender” or “Lenders” shall be deemed to include such Persons (and their Affiliates) in their capacity as Specified Derivatives Providers.

Section 13.11.	~~Section 13.11.~~ Termination; Survival.
At such time as (a) all of the Term Loan Commitments have been terminated, (b) none of the Lenders is obligated any longer under this Agreement to make any Loans and (c) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full, this Agreement shall terminate. The indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of Sections 3.10., 5.1., 5.4., 12.8., 13.2. and 13.10. and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 13.5., shall continue in full force and effect and shall protect the Administrative Agent and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement.

Section 13.12.	~~Section 13.12.~~ Severability of Provisions.
If any provision under this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents.

Section 13.13.	~~Section 13.13.~~ GOVERNING LAW.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 13.14.	~~Section 13.14.~~ Counterparts.
To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single

~~93~~

document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

Section 13.15.	~~Section 13.15.~~ Obligations with Respect to Loan Parties.
The obligations of the Borrower to direct or prohibit the taking of certain actions by the Parent or the other Loan Parties as specified herein shall be absolute and not subject to any defense the Borrower may have that the Borrower does not control the Parent or such Loan Parties.

Section 13.16.	~~Section 13.16.~~ Independence of Covenants.
All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

Section 13.17.	~~Section 13.17.~~ Limitation of Liability.
None of the Administrative Agent or any Lender, or any affiliate, officer, director, employee, attorney, or agent of the Administrative Agent or any Lender shall have any liability with respect to, and the Borrower and the Parent hereby waive, release, and agree not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower or the Parent in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or the Fee Letters, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower and the Parent hereby waive, release, and agree not to sue the Administrative Agent or any Lender or any of the Administrative Agent’s or any Lender’s affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, the Fee Letters, or any of the transactions contemplated by this Agreement or financed hereby.

Section 13.18.	~~Section 13.18.~~ Entire Agreement.
This Agreement, the Notes, the other Loan Documents and the Fee Letters embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

Section 13.19.	~~Section 13.19.~~ Construction, Conflict of Terms.
The Administrative Agent, the Borrower, the Parent and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, the Borrower, each Lender and the Parent. In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of any of the other Loan Documents, the terms of this Agreement shall govern.

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Section 13.20.	~~Section 13.20.~~ Headings.
The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation.

Section 13.21.	~~Section 13.21.~~ Limitation of Liability of Borrower’s General Partner.
Subject to the exceptions and qualifications described below, the General Partner, shall not be personally liable for the payment of the Obligations. Notwithstanding the foregoing: (a) if an Event of Default occurs, nothing contained herein shall in any way prevent or hinder the Administrative Agent or the Lenders in the pursuit or enforcement of any right, remedy or judgment against the Borrower or any other Loan Party, or any of their respective assets; and (b) the General Partner shall be fully liable to the Administrative Agent and the Lenders to the same extent that the General Partner would be liable absent the foregoing provisions of this Section for fraud or willful misrepresentation by the Borrower, the General Partner, its or their Affiliates or predecessor general partner (i.e., the Parent) (to the full extent of losses suffered by the Administrative Agent or any Lender by reason of such fraud or willful misrepresentations).

Section 13.22.	~~Section 13.22.~~ Limited Nature of Parent’s Obligations.
THE LENDERS AND THE ADMINISTRATIVE AGENT ACKNOWLEDGE AND AGREE THAT THE PARENT IS JOINING IN THE EXECUTION OF THIS AGREEMENT SOLELY FOR THE LIMITED PURPOSE OF BEING BOUND BY THE TERMS OF THE SECTIONS SPECIFICALLY APPLICABLE TO THE PARENT, INCLUDING SECTIONS 8.1., 8.2., 8.6, 8.7., 8.12., 8.13., 9.6., 10.1., 10.4., 10.6., and 10.7. OF THIS AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT UNDER THIS AGREEMENT OR OTHER LOAN DOCUMENT RESULTING FROM A BREACH BY THE PARENT OF, OR A MISREPRESENTATION BY THE PARENT UNDER OR IN ANY WAY RELATING TO, ANY OF SUCH SECTIONS SHALL NOT CREATE ANY PERSONAL LIABILITY ON THE PART OF THE PARENT FOR THE PAYMENT OF THE OBLIGATIONS. NOTHING CONTAINED IN THIS SECTION IS INTENDED TO LIMIT THE OBLIGATIONS OF THE PARENT UNDER THE PARENT GUARANTY.

Section 13.23.	~~Section 13.23.~~ Limitation of Liability of Borrower’s Directors, Officers, Etc.
The parties hereto acknowledge and agree that no director, officer, shareholder, employee or agent of the Borrower or any Affiliate of the Borrower shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, the Borrower.

Section 13.24.	Acknowledgement and Consent to Bail‑In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write‑Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write‑Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

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(b)    the effects of any Bail‑In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write‑Down and Conversion Powers of any EEA Resolution Authority.

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~~IN WITNESS WHEREOF, the parties hereto have caused this Term Loan Agreement to be executed by their authorized officers all as of the day and year first above written.~~
~~BORROWER:~~
~~CBL & ASSOCIATES LIMITED PARTNERSHIP~~
~~By: CBL Holdings I, Inc., its sole general partner~~
~~By:________________________________________~~
~~Name:~~
~~Title:~~
~~PARENT:~~
~~CBL & ASSOCIATES PROPERTIES, INC., solely for the limited purposes set forth in Section 13.22.~~
~~By:_______________________________________~~
~~Name:~~
~~Title:~~

~~[Signatures Continued on Next Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~JPMORGAN CHASE BANK, N.A.,~~
~~as Co-Syndication Agent and as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~U.S. BANK NATIONAL ASSOCIATION,~~
~~as a Co-Syndication Agent and as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
[~~Signatures Continued on Following Page~~SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT]

~~[Signature Page to Term Loan Agreement]~~
~~PNC BANK, NATIONAL ASSOCIATION,~~
~~as a Co-Syndication Agent and as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~REGIONS BANK,~~
~~as a Documentation Agent and as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~TD BANK, N.A.,~~
~~as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~CITIZENS BANK, N.A.,~~
~~as a Documentation Agent and as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~BRANCH BANKING AND TRUST COMPANY,~~
~~as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~ASSOCIATED BANK,~~
~~as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY,~~
~~as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~FIRST TENNESSEE BANK NATIONAL ASSOCIATION,~~
~~as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~
~~[Signatures Continued on Following Page]~~

~~[Signature Page to Term Loan Agreement]~~
~~FIRST COMMERCIAL BANK, NEW YORK BRANCH,~~
~~as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~

~~[End of Signatures]~~

SCHEDULE I
Term Loan Commitments

Lender	Term Loan Commitment

Wells Fargo Bank, National Association	$55,000,000

JPMorgan Chase Bank, N.A.	$40,000,000

U.S. Bank National Association	$40,000,000

PNC Bank, National Association	$40,000,000

Regions Bank	$40,000,000

Citizens Bank, N.A.	$35,000,000

TD Bank, N.A.	$25,000,000

Branch Banking and Trust Company	$20,000,000

Associated Bank	$20,000,000

Hua Nan Commercial Bank, LTD. New York Agency	$15,000,000

First Tennessee Bank N.A.	$10,000,000

First Commercial Bank, Ltd. New York Branch	$10,000,000

TOTAL	$350,000,000

SCHEDULE 1.1

Permitted Liens
None.

SCHEDULE 7.1.(b)

Ownership Structure

~~SCHEDULE~~SCHEDULE 7.1.(B) – ~~PART I~~PART I

LOAN PARTIES, ~~Limited~~LIMITED SUBSIDIARIES AND EQUITY INTERESTS

CBL & Associates Properties, Inc. (Delaware)

CBL Holdings I, Inc. (Delaware)
CBL & Associates Properties, Inc. - 100% common stock

CBL & Associates Limited Partnership (Delaware)
CBL Holdings I, Inc. (Delaware) - 1% general partnership interest
CBL & Associates Properties, Inc. - 100% common stock
CBL Holdings II, Inc. (Delaware) - 83% limited partnership interest
CBL & Associates Properties, Inc. - 100% common stock
Other Limited Partners – 16% limited partnership interest

~~SCHEDULE~~SCHEDULE 7.1.(B) – ~~PART II~~PART II

WHOLLY OWNED SUBSIDIARIES THAT ARE ~~Material Subsidiaries but~~ MATERIAL SUBSIDIARIES BUT NOT EXCLUDED SUBSIDIARIES,
AND ~~and~~ LIMITED SUBSIDIARIES
AND EQUITY INTERESTS ~~thereof~~THEREOF

Acadiana Anchor M, LLC (Louisiana)
CBL & Associates Limited Partnership - 100% membership interest

Acadiana Expansion Parcel, LLC (Louisiana)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Acadiana Mall of Delaware, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Alamance Crossing, LLC (North Carolina)
CBL & Associates Limited Partnership - 100% membership interest

Alamance Crossing II, LLC (North Carolina)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

APWM, LLC (Georgia)
~~Bonita Lakes Mall Limited Partnership (Mississippi)~~
~~Multi-GP Holdings, LLC (Delaware) - 1% general partnership interest~~
CBL & Associates Limited Partnership (Delaware) – 100% membership interest
~~CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest~~

Brookfield Square Anchor S, LLC (Wisconsin)
~~CBL/Low Limited Partnership (Wyoming)~~
~~Multi-GP Holdings, LLC (Delaware) – 1% general partnership interest~~
CBL & Associates Limited Partnership ~~(Delaware)~~ - 100% membership interest
~~CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest~~

Brookfield Square Joint Venture (Ohio)
CBL/Brookfield I, LLC (Delaware) – 81% general partnership interest
CBL/J I, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Brookfield II, LLC (Delaware) – 19% general partnership interest
CBL/J I, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Brookfield I, LLC (Delaware)
CBL/J I, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Brookfield II, LLC (Delaware)
CBL/J I, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Brookfield Square Parcel, LLC (Wisconsin)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

~~Akron Mall Land, LLC (Delaware)~~
~~CBL & Associates Limited Partnership (Delaware) - 100% membership interest~~
~~C.H. of Akron, LLC (Delaware)~~
~~CBL & Associates Limited Partnership (Delaware) – 100% membership interest~~
Columbia Joint Venture (South Carolina)
CBL/Columbia I, LLC (Delaware) – 79% general partnership interest
CBL/J II, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Columbia II, LLC (Delaware) – 21% general partnership interest
CBL/J II, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Columbia I, LLC (Delaware
CBL/J II, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Columbia II, LLC (Delaware
CBL/J II, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Cherryvale Mall, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

Charleston Joint Venture (Ohio)
CBL/Citadel I, LLC (Delaware) – 74.5% general partnership interest
CBL/J II, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Citadel II, LLC (Delaware) – 25.5% general partnership interest
CBL/J II, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Citadel I, LLC (Delaware)
CBL/J II, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Citadel II, LLC (Delaware)
CBL/J II, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

~~Cobblestone Village at Palm Coast, LLC (Florida)~~
Coolsprings Crossing Limited Partnership (Tennessee)
CBL & Associates Limited Partnership ~~(Delaware) - 100% membership~~– 99.9% general partnership interest
CBL & Associates Properties, Inc. – 0.1% limited partnership interest

~~CBL Morristown, LTD (Tennessee)~~
Cross Creek Anchor S, LP (North Carolina)

Cross Creek Anchor S GP LLC (North Carolina)
CBL & Associates Limited Partnership ~~(Delaware)~~ - ~~99.9~~100% membership interest

Cross Creek Anchor S GP LLC (North Carolina)
~~Mortgage Holdings, LLC (Delaware) – 0.1~~CBL & Associates Limited Partnership - 100% membership interest

The Courtyard at Hickory Hollow Limited Partnership (Delaware)
Tenn-GP Holdings, LLC (Tennessee) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 99% membership interest

Dakota Square Mall CMBS, LLC (Delaware)
CBL & Associates Limited Partnership - 100% membership interest

Eastgate Company (Ohio)
CBL/Eastgate I, LLC (Delaware) - 53.8475% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Eastgate II, LLC (Delaware) - 46.1525% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Eastgate I, LLC (Delaware)
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Eastgate II, LLC (Delaware)
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/J II, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Madison/East Towne, LLC (Delaware)
Madison Joint Venture (Ohio) – 100% membership interest
CBL/Madison I, LLC (Delaware) – 65% partnership interest
CBL/J I, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Madison II, LLC (Delaware – 35% partnership interest
CBL/J I, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

~~Eastland Mall~~Eastgate Anchor S, LLC (~~Delaware~~Ohio)
CBL & Associates Limited Partnership - 100% membership interest

Eastland Anchor M, LLC (Illinois)
CBL & Associates Limited Partnership - 100% membership interest

Eastland Mall, LLC (Delaware)
Eastland Member, LLC (Illinois) – 100% membership interest

Eastland Holding I, LLC (Illinois) – 61.3563% membership interest
CBL & Associates Limited Partnership (Delaware) – 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% membership interest
Eastland Holding II, LLC (Illinois) – 38.6437% membership interest
CBL & Associates Limited Partnership (Delaware) – 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% membership interest

Eastland Member, LLC (Illinois)
Eastland Holding I, LLC (Illinois) – 61.3563% membership interest
CBL & Associates Limited Partnership (Delaware) – 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% membership interest
Eastland Holding II, LLC (Illinois) – 38.6437% membership interest
CBL & Associates Limited Partnership (Delaware) – 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% membership interest

Eastland Holding I, LLC (Illinois)
CBL & Associates Limited Partnership (Delaware) – 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% membership interest

Eastland Holding II, LLC (Illinois)
CBL & Associates Limited Partnership (Delaware) – 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% membership interest

Fayette Middle Anchor, LLC (Kentucky)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

Fayette Plaza CMBS, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

FHM Anchor, LLC (Tennessee)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Frontier Mall Associates Limited Partnership (Wyoming)
CBL & Associates Limited Partnership (Delaware) - 99.9% general partnership interest
Mortgage Holdings, LLC (Delaware) - .1% limited partnership interest
CBL & Associates Limited Partnership (Delaware)- 100% membership interest

Popps Ferry Road, LLC (Mississippi)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Gunbarrel Commons, LLC (Tennessee)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Hanes Mall Parcels LLC (North Carolina)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Harford Mall Business Trust (Maryland)
CBL/Nashua Limited Partnership (New Hampshire) - 100% ownership interest
CBL & Associates Limited Partnership (Delaware) - 99.9209% general partnership interest
Mortgage Holdings ~~I~~, ~~Inc~~LLC. (Delaware) - .0791% limited partnership interest

CBL/Nashua Limited Partnership (New Hampshire)
CBL & Associates Limited Partnership (Delaware) - 99.9209% general partnership interest
Mortgage Holdings ~~I~~, ~~Inc.~~LLC (Delaware) - .0791% limited partnership interest

Hickory Point-OP Outparcel, LLC (Illinois)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Imperial Valley Commons, L.P. (California)
IV Commons, LLC (California) – 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99% membership interest

IV Commons, LLC (California)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Imperial Valley Mall II, L.P. (California)
Imperial Valley Mall GP, LLC (Delaware) – 0.5% general partnership interest
Imperial Valley Mall, L.P. (California) – 100% limited partnership interest
    CBL/Imperial Valley GP, LLC (California) – 0.5% general partnership interest
        CBL & Associates Limited Partnership (Delaware) - 100% membership interest
    CBL & Associates Management, Inc. (Delaware) – 0.5% general partnership interest
    CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
Imperial Valley Mall, L.P. (California) – 99.5% limited partnership interest
CBL/Imperial Valley GP, LLC (California) – 0.5% general partnership interest
    CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% general partnership interest
CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest

Imperial Valley Mall GP, LLC (Delaware)
Imperial Valley Mall, L.P. (California) – 100% membership interest
CBL/Imperial Valley GP, LLC (California) – 0.5% general partnership interest
        CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% general partnership interest
CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest

Imperial Valley Mall, L.P. (California)
CBL/Imperial Valley GP, LLC (California) – 0.5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% general partnership interest
CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest

CBL/Imperial Valley GP, LLC (California)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Janesville Mall Limited Partnership (Wisconsin)
Janesville Wisconsin, Inc. (Wisconsin) – 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest

Jefferson ~~Mall Company II~~Anchor M, LLC (Kentucky)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

~~The Lakes Mall~~Jefferson Anchor S, LLC (~~Michigan~~Kentucky)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

~~Madison Plaza Associates, LTD (Alabama)~~
~~CBL & Associates Limited Partnership (Delaware) - 75% general partnership interest~~
~~CBL & Associates Limited Partnership (Delaware) - 24.9% limited partnership interest~~
~~CBL/Huntsville~~Jefferson Mall Company II, LLC (Delaware) ~~- .1% limited partnership interest~~
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Huntsville, LLC (Delaware)
CBL & Associates Limited Partnership - 100% membership interest

Mall Del Norte, LLC (Texas)
MDN/Laredo GP, LLC (Delaware) – 0.5 % membership interest

CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) – 99.5% membership interest

MDN/Laredo GP, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Laredo/MDN II Limited Partnership (Texas)
MDN/Laredo GP, LLC (Delaware) – 0.5 % membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) – 99.5% membership interest

~~Dallan Acquisitions~~Layton Hills Mall CMBS, LLC (Delaware)
~~Evin Acquisitions, LLC (Delaware) – 100% membership interest~~
CBL & Associates Limited Partnership ~~(Delaware)~~ - 100% membership interest

~~Evin Acquisitions, LLC (Delaware)~~
~~CBL & Associates Limited Partnership (Delaware) – 100% membership interest~~
Mayfaire Town Center, L.P. (Delware)
Mayfaire GP, LLC (Delaware) – 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest

Mayfaire GP, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

Meridian Mall Limited Partnership (Michigan)
Multi-GP Holdings, LLC (Delaware) – 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest

Mid Rivers Mall CMBS, LLC (Delaware)
Mid Rivers Land, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

Mid Rivers Land, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

CBL/ Monroeville Partner, L.P. (Pennsylvania)
CBL/Monroeville II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Monroeville III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership - 100% membership interest

CBL/Monroeville II, LLC (Pennsylvania)
CBL & Associates Limited Partnership - 100% membership interest

CBL/Monroeville III, LLC (Pennsylvania)
CBL & Associates Limited Partnership - 100% membership interest

CBL/Monroeville, L.P. (Pennsylvania)
CBL/Monroeville I, LLC (Delaware) - .5% general partnership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/ Monroeville Partner, L.P. (Pennsylvania) - 99.5% limited partnership interest
CBL/Monroeville II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Monroeville III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership - 100% membership interest

CBL/Monroeville I, LLC (Delaware)
CBL & Associates Limited Partnership - 100% membership interest

Monroeville Anchor Limited Partnership (Pennsylvania)
CBL/Monroeville II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Monroeville III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership - 100% membership interest

Hixson Mall, LLC (Tennessee)
CBL & Associates Limited Partnership - 100% membership interest

Northgate SAC, LLC (Tennessee)
CBL & Associates Limited Partnership - 100% membership interest

Northpark Mall/Joplin, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

Old Hickory Mall Venture II, LLC (Delaware)
Old Hickory Mall Venture (Tennessee) - 99.5% membership interest
CBL/Old Hickory I, LLC (Delaware) - 95% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Old Hickory II, LLC (Delaware) - 5% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL Old Hickory Mall, Inc. (Tennessee) - .5% membership interest

Old Hickory Mall Venture (Tennessee)
CBL/Old Hickory I, LLC (Delaware) - 95% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Old Hickory II, LLC (Delaware) - 5% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest

CBL/Old Hickory I, LLC (Delaware)
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest

CBL/Old Hickory II, LLC (Delaware)

CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest

Huckleberry Place, LLC (Georgia)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Parkdale Anchor M, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Pearland Town Center Limited Partnership (Texas)
CBL/T-C, LLC – 99.5% limited partnership interest
Pearland Town Center GP, LLC – 0.5% general partnership interest
CBL/T-C, LLC – 100% membership interest
The Galleria Associates, L.P. – 33.71% membership interest
CBL & Associates Limited Partnership – 99.9% general partnership interest
CBL & Associates Properties, Inc. – .1% limited partnership interest
Oak Park Holding I, LLC – 66.29% membership interest
CBL & Associates Limited Partnership – 99.5% membership interest
CBL & Associates Management, Inc. – 0.5% membership interest

Port Orange Holdings II, LLC (Florida)
The Pavilion at Port Orange, LLC (Florida) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 91.09% membership interest
CBL & Associates Management, Inc. (Delaware) - 9.91 % membership interest

College Station Partners, Ltd. (Texas)
CBL & Associates Limited Partnership (Delaware) - 99.9% membership interest
Mortgage Holdings, LLC (Delaware) - .1% membership interest
CBL & Associates Limited Partnership (Delaware)- 100% membership interest

POM-College Station, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 99.9% membership interest
Mortgage Holdings, LLC (Delaware) - .1% membership interest
CBL & Associates Limited Partnership (Delaware)- 100% membership interest

~~JG Randolph II~~CBL-D’Iberville Member, LLC (~~Delaware~~Mississippi)
~~JG Randolph, LLC (Ohio) - 100% membership interest~~
~~CBL/J II, LLC (Delaware) - 100% membership interest~~
CBL & Associates Limited Partnership (Delaware) - ~~100~~90% membership interest

~~JG Randolph, LLC (Ohio)~~
~~CBL/J II, LLC (Delaware) - 100% membership interest~~
CBL & Associates ~~Limited Partnership~~ Management, Inc. (Delaware) - ~~100~~10% membership interest

~~Racine Joint Venture II, LLC (Delaware)~~
~~Racine Joint Venture (Ohio) - (100% membership interest)~~
~~CBL/Regency I, LLC (Delaware) - 74.1% general partnership interest~~
~~CBL/J II, LLC (Delaware) - 100% membership interest~~
~~CBL & Associates Limited Partnership (Delaware) - 100% membership interest~~

~~CBL/Regency II, LLC (Delaware) - 25.9% general partnership interest~~
~~CBL/J II, LLC (Delaware) - 100% membership interest~~
~~CBL & Associates Limited Partnership (Delaware) - 100% membership interest~~
~~Racine Joint Venture (Ohio)~~
~~CBL/Regency I, LLC (Delaware) - 74.1% general partnership interest~~
~~CBL/J II, LLC (Delaware) - 100% membership interest~~
~~CBL & Associates Limited Partnership (Delaware) - 100% membership interest~~
~~CBL/Regency II, LLC (Delaware) - 25.9% general partnership interest~~
~~CBL/J II, LLC (Delaware) - 100% membership interest~~
~~CBL & Associates Limited Partnership (Delaware) - 100% membership interest~~
~~CBL/Regency I, LLC (Delaware)~~
~~CBL/J II, LLC (Delaware) - 100% membership interest~~
~~CBL & Associates Limited Partnership (Delaware) - 100% membership interest~~
~~CBL/Regency II, LLC (Delaware)~~
~~CBL/J II, LLC (Delaware) - 100% membership interest~~
~~CBL & Associates Limited Partnership (Delaware) - 100% membership interest~~
CBL RM-Waco, LLC (Texas)
CBL/Richland G.P., LLC (Texas) - .5% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest

CBL/Richland G.P., LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

~~River Ridge Mall, LLC (Virginia)~~
Seacoast Shopping Center Limited Partnership (New Hampshire) ~~- 100% membership interest~~
CBL & Associates Limited Partnership (Delaware) - 99.92% general partnership interest
Mortgage Holdings, LLC (Delaware) - .08% limited partnership interest

Volusia-OP Peripheral, LLC (Florida)
~~Seacoast Shopping Center Limited Partnership (New Hampshire)~~
CBL & Associates Limited Partnership (Delaware) - ~~99.92% general partnership~~ 100% membership interest
~~Mortgage Holdings, LLC (Delaware) - .08% limited partnership interest~~

~~Volusia-OP Peripheral~~Volusia SAC, LLC (Florida)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Hickory Point-OP Outparcel, LLC (Illinois)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

South County Shoppingtown LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Southaven Town Center II, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

St. Clair Square SPE, LLC (Delaware)
St. Clair Square Limited Partnership (Illinois) – 100% membership interest

St. Clair Square GP I, LLC (Illinois) – 1% general partnership interest
CW Joint Venture, LLC (Delaware) – 100%
CW Joint Venture, LLC (Delaware) – 99%
CBL & Associates Limited Partnership (Delaware) – ~~87.67~~81.85 % membership interest
St. Clair Square GP, Inc. (Illinois) - ~~0.16~~0.17 % membership interest
Arbor Place Limited Partnership (Georgia) – ~~12.71~~17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) – 1% general partnership interest

St. Clair Square Limited Partnership (Illinois)
St. Clair Square GP I, LLC (Illinois) – 1% general partnership interest
CW Joint Venture, LLC (Delaware) – 100%
CBL & Associates Limited Partnership (Delaware) – ~~87.67~~81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - ~~0.16~~0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) – ~~12.71~~17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) – 1% general partnership interest

St. Clair Square GP I, LLC (Illinois)
CW Joint Venture, LLC (Delaware) – 100%
        CBL & Associates Limited Partnership (Delaware) – ~~87.67~~81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - ~~0.16~~0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) – ~~12.71~~17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) – 1% general partnership interest

Shoppes at St. Clair CMBS, LLC (Delaware)
CW Joint Venture, LLC (Delaware) – 100%
        CBL & Associates Limited Partnership (Delaware) – 81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - 0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) – 17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) – 1% general partnership interest

Stroud Mall, LLC (Pennsylvania)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Arbor Place Limited Partnership (Georgia)
CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
Arbor Place GP, Inc. (Georgia) – 1% general partnership interest

CBL SM-Brownsville, LLC (Texas)
CBL/Sunrise GP, LLC (Delaware) - .5% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest

CBL/Sunrise GP, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Sunrise Commons, L.P. (Texas)
CBL/Sunrise Commons GP, LLC (Texas) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% limited partnership interest

CBL/Sunrise Commons GP, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Sunrise XS Land, L.P. (Texas)
CBL/Sunrise Land, LLC (Texas) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% limited partnership interest

CBL/Sunrise Land, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion, L.P. (Pennsylvania)
CBL/Monroeville Expansion I, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Monroeville Expansion Partner, L.P. (Pennsylvania) - 99.5% limited partnership interest
CBL/Monroeville Expansion II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Monroeville Expansion III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion I, LLC (Pennsylvania)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion Partner, L.P. (Pennsylvania)
CBL/Monroeville Expansion II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Monroeville Expansion III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion II, LLC (Pennsylvania)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion III, LLC (Pennsylvania)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

The Landing at Arbor Place II, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

~~Turtle Creek~~ The Landing at Arbor Place Limited Partnership (~~Mississippi~~Missouri)
CBL & Associates Limited Partnership (Delaware) – 99.9% general partnership interest
~~Mortgage Holdings, LLC~~ CBL & Associates Properties, Inc. (Delaware) – ~~.1~~0.1% limited partnership interest

~~CBL Walden Park, LLC (Texas)~~
Turtle Creek Limited Partnership (Mississippi)

CBL & Associates Limited Partnership (Delaware) - ~~100% membership~~99.9% general partnership interest
~~WNC Shopping Center, LLC (North Carolina)~~
~~CBL & Associates Limited Partnership~~ Mortgage Holdings, LLC (Delaware) - ~~100% membership~~ .1% limited partnership interest

Madison Joint Venture (Ohio)
CBL/Madison I, LLC (Delaware) - 65% general partnership interest
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Madison II, LLC (Delaware) - 35% general partnership interest
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Madison I, LLC (Delaware)
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Madison II, LLC (Delaware)
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/J I, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Westgate Crossing Limited Partnership (South Carolina)
Multi-GP Holdings, LLC (Delaware) – 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 99% limited partnership interest

CBL El Paso Member, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Parkdale Mall, LLC (Texas)
CBL/Parkdale Mall GP, LLC (Delaware) - .05% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
Parkdale Mall Associates, L.P. (Texas) - 99.95 % membership interest
CBL/Parkdale, LLC (Texas) - .05% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest            CBL & Associates Limited Partnership (Delaware) - 99.95% limited partnership interest

CBL/Parkdale Mall GP, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Parkdale Mall Associates, L.P. (Texas)
CBL/Parkdale, LLC (Texas) - .05% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest            CBL & Associates Limited Partnership (Delaware) - 99.95% limited partnership interest

CBL/Parkdale, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Pearland-OP Parcel 8, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Southpark Mall-DSG, LLC (Virginia)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL Gettysburg Member, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

CBL-TRS Member I, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

CBL/MSC, LLC (South Carolina)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

CBL/Gulf Coast, LLC (Florida)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

Laurel Park Retail Properties, LLC (Delaware)
Laurel Park Retail Holding, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) – 99.5 membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% membership interest

~~Walnut Square Associates Limited Partnership (Wyoming)~~
~~CBL & Associates Limited Partnership (Delaware) – 99.9% limited partnership interest~~
~~Mortgage Holdings, LLC (Delaware) – 0.1% limited partnership interest~~
~~CBL & Associates Limited Partnership (Delaware) - 100% membership interest~~
Madison/West Towne, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

CBL/Westmoreland, L.P. (Pennsylvania)
CBL/Westmoreland I, LLC (Delaware) – 0.5% limited partnership interest
CW Joint Venture, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) – ~~87.67~~81.85 % membership interest
        St. Clair Square GP, Inc. (Illinois) - ~~0.16~~0.17 % membership interest
        Arbor Place Limited Partnership (Georgia) – ~~12.71~~17.98% membership interest
            CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
            Arbor Place GP, Inc. (Georgia) – 1% general partnership interest
CBL/Westmoreland II, LLC (Pennsylvania) – 99.5% limited partnership interest
CW Joint Venture, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) – ~~87.67~~81.85 % membership interest
        St. Clair Square GP, Inc. (Illinois) - ~~0.16~~0.17 % membership interest
        Arbor Place Limited Partnership (Georgia) – ~~12.71~~17.98% membership interest
            CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
            Arbor Place GP, Inc. (Georgia) – 1% general partnership interest

CBL/Westmoreland I, LLC (Delaware)
CW Joint Venture, LLC (Delaware) – 100% membership interest

CBL & Associates Limited Partnership (Delaware) – ~~87.67~~81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - ~~0.16~~0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) – ~~12.71~~17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) – 1% general partnership interest

CBL/Westmoreland II, LLC (Delaware)
CW Joint Venture, LLC (Delaware) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) – ~~87.67~~81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - ~~0.16~~0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) – ~~12.71~~17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) – 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) – 1% general partnership interest

York Galleria Limited Partnership (Virginia)
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
CBL York, Inc. – 1% general partnership interest

SCHEDULE 7.1.(b) – PART III
OTHER NON-LOAN PARTY BORROWER AFFILIATES OWNING
ASSETS INCLUDED IN UNENCUMBERED ASSET VALUE
~~Other Non-Loan Party Borrower Affiliates Owning~~
~~Assets Included in Unencumbered Asset Value~~

Non-Guarantor Wholly Owned Subsidiaries

CBL & Associates Management, Inc., a Delaware corporation
CBL & Associates Limited Partnership – 100% ownership interest

CBL 840 GC, LLC, a Virginia limited liability company
CBL & Associates Management, Inc. – 100% membership interest

CBL 850 GC, LLC, a Virginia limited liability company
CBL & Associates Management, Inc. – 100% membership interest

~~CVPC Outparcels, LLC, a Florida limited liability company~~
~~CBL & Associates Management, Inc. – 100% membership interest~~
Hickory Point Outparcels, LLC, an Illinois limited liability company
CBL & Associates Management, Inc. – 100% membership interest

~~CBL-OB Business Center, LLC, a North Carolina limited liability company~~
~~CBL & Associates Management, Inc. – 100% membership interest~~
~~CBL One Oyster Point, LLC, a Virginia limited liability company~~
~~CBL & Associates Management, Inc. – 100% membership interest~~
Pearland Hotel Operator, Inc., a Texas corporation
CBL & Associates Management, Inc. – 100% membership interest

~~CBL Two Oyster Point, LLC, a Virginia limited liability company~~
~~CBL & Associates Management, Inc. – 100% membership interest~~
CBL Lee’s Summit East, LLC, a Delaware limited liability company
CBL & Associates Management, Inc. – 100% membership interest

~~CVPC-Outparcels II, LLC (Florida)~~
~~CBL & Associates Management, Inc. (Delaware) – 100% membership interest~~
IV Outparcels, LLC (California)
CBL & Associates Management, Inc. – 100% membership interest

Imperial Valley Peripheral, L.P. (California)
IV Outparcels, LLC (California) – 1.5% general partnership interest
CBL & Associates Management, Inc. – 100% membership interest
CBL & Associates Management, Inc. – 98.5% limited partnership interest

Madison Ground, LLC (Mississippi)
CBL & Associates Management, Inc. (Delaware) – 100% membership interest

West Towne District, LLC (Wisconsin)

CBL & Associates Management, Inc. – 100% membership interest

CBL Louisville Outparcel Member, LLC (Kentucky)
CBL & Associates Management, Inc. (Delaware) – 100% membership interest

CBL El Paso Outparcel Member, LLC (Texas)
CBL & Associates Management, Inc .(Delaware) – 100% membership interest

CBL Woodstock Outparcel Member, LLC (Georgia)
CBL & Associates Management, Inc. (Delaware) – 100% membership interest

Consolidated JV Entities:

Louisville Outlet Outparcels, LLC (Delaware)
CBL Louisville Outparcel Member, LLC (Kentucky) – 65% membership interest
CBL & Associates management, Inc. (Delaware) – 100% membership interest

High Point Development Limited Partnership II (North Carolina)
CBL & Associates Limited Partnership (Delaware) – 74% limited partnership interest
CBL/GP, Inc. – 1% general partnership interest

CBL Entertainment Parcel, LLC (Tennessee)
Jarnigan Road Limited Partnership (Tennessee) – 100% membership interest
Development Options, Inc. (Wyoming) – 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 91% limited partnership interest

The Shoppes at Hamilton Place, LLC (Tennessee)
Jarnigan Road Limited Partnership (Tennessee) – 100% membership interest
Development Options, Inc. (Wyoming) – 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 91% limited partnership interest

~~OK City JV, LLC~~Hamilton Corner CMBS General Partnership (Delaware)
~~OK City Member, LLC – 75%~~ Hamilton Corner GP I, LLC (Delaware) – 5% general partnership interest
Lebcon Associates (Tennessee) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) – ~~92.75% membership~~1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 91% limited partnership interest
Hamilton Corner GP II, LLC (Delaware) – 95% general partnership interest
Lebcon Associates (Tennessee) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) – 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 91% limited partnership interest

Hamilton Place Anchor S, LLC (Delaware)
Lebcon Associates (Tennessee) – 100% membership interest
CBL & Associates Limited Partnership (Delaware) – 1% general partnership interest

CBL & Associates ~~Management, Inc.~~ Limited Partnership (Delaware) - ~~7.25% membership~~91% limited partnership interest

EL Paso Outlet Center II, LLC (Delaware)
CBL El Paso Member, LLC (Delaware) – 75% membership interest
CBL & Associates Limited Partnership (Delaware) – 100% membership interest

EL Paso Outlet Outparcels, LLC (Delaware)
CBL El Paso Outparcel Member, LLC (Texas)– 50% membership interest
CBL & Associates Management, Inc. (Delaware) – 100% membership interest

Gettysburg Outlet Center, LLC (Delaware)
CBL Gettysburg Member, LLC (Delaware) – 50% membership interest
CBL & Associates Limited Partnership – 100% membership interest

Atlanta Outlet Outparcels, LLC (Delaware)
CBL Woodstock Outparcel Member, LLC (Georgia) – 75% membership interest
CBL & Associates Management, Inc. (Delaware) – 100% membership interest

Lebcon Associates, a Tennessee limited partnership
CBL & Associates Limited Partnership – 89.9% general partnership interest
CBL & Associates Limited Partnership – .1% limited partnership interest

Village at Orchard Hills, LLC (Michigan)
CBL & Associates Limited Partnership (Delaware) – 65% membership interest

The Promenade D’Iberville, LLC (Mississippi)
CBL-D’Iberville Member, LLC (Mississippi) – 85% membership interest
CBL & Associates Limited Partnership (Delaware) – 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) – 0.5% membership interest

Madison Grandview Forum, LLC (Mississippi)
CBL Grandview Forum – 75% membership interest
CBL & Associates Limited Partnership – 100% membership interest

Unconsolidated JV Entities:

Governor's Square Company IB, an Ohio general partnership
Montgomery Partners, L.P. – 50% general partnership interest
CBL & Associates Limited Partnership – 99% limited partnership interest
CBL/GP VI, Inc. – 1% general partnership interest

CBL-Shops at Friendly II, LLC, a North Carolina limited liability company
CBL-TRS Member I, LLC – 50% membership interest in CBL-TRS Joint Venture, LLC, which is the Joint Venture that owns CBL-Shops at Friendly II, LLC
CBL & Associates Limited Partnership – 100% membership interest

Mall of South Carolina Limited Partnership, a South Carolina limited partnership
CBL & Associates Limited Partnership – 49% limited partnership interest
CBL/MSC, LLC – 1% general partnership interest
CBL & Associates Limited Partnership – 100% membership interest

GCTC Peripheral IV, LLC, a Florida limited liability company
CBL/Gulf Coast, LLC - 50% membership interest in JG Gulf Coast Town Center LLC, which is the Joint Venture that owns GCTC Peripheral IV, LLC
CBL & Associates Limited Partnership – 100% membership interest

JG Gulf Coast Town Center, LLC, an Ohio limited liability company
CBL/Gulf Coast, LLC – 50% membership interests
CBL & Associates Limited Partnership – 100% membership interest

River Ridge Mall JV, LLC, a Virginia limited liability company
River Ridge Mall, LLC – 25% membership interest
Seacoast Shopping Center Limited Partnership - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.92% general partnership interest
Mortgage Holdings, LLC (Delaware) - .08% limited partnership interest

SCHEDULE 7.1.(b) – PART IV
SUBSIDIARIES NOT INCLUDED ON PARENT’S FORM 10-K
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016

Name	State of Formation

Acadiana Anchor M, LLC	Louisiana
Brookfield Square Anchor S, LLC	Wisconsin
Cross Creek Anchor S, LP	North Carolina
Eastgate Anchor S, LLC	Ohio
Eastland Anchor M, LLC	Illinois
Hamilton Place Anchor S, LLC	Delaware
Jefferson Anchor M, LLC	Kentucky
Jefferson Anchor S, LLC	Kentucky
Northgate SAC, LLC	Tennessee
Parkdale Anchor M, LLC	Texas
Volusia SAC, LLC	Florida

SCHEDULE 7.1.(f)
Eligible Properties
Property Description                 Occupancy    Property
Rate        Classification
(as of ~~6-30-15~~6-30-17)

840 Greenbrier Circle	82.0%
850 Greenbrier Circle	100.0%
Acadiana Anchor M	100.0%
Acadiana Mall - Expansion Land		Land
Alamance Crossing - Outparcels		Land
Alamance Crossing West	~~85~~85.5%
Arbor Place - APWM, LLC		Land
Arbor Place – OP		Land
~~Bonita Crossing~~Brookfield Square	~~76.5~~95.1%
~~Bonita Lakes Mall~~	~~88.3%~~
~~Brookfield Square~~	~~94.7%~~
Brookfield Square – Lifestyle Center	100.0%	~~Development~~
Brookfield Square – Sears Renovation	100.0%	~~Development~~
~~Chapel Hill Crossing~~Brookfield Anchor S Sears	~~92.5~~100.0%
~~Chapel Hill Land~~		~~Land~~
Cherryvale Mall	~~89.9~~93.8%
Citadel Mall – Outparcels		Land
~~Cobblestone at Palm Coast~~	~~98.2%~~
~~Cobblestone at Palm Coast – OP Self Development~~	~~100.0%~~
~~College Square~~Coolsprings Crossing	96.5%
~~Columbia Mall - Outparcels~~Courtyard at Hickory Hollow	95.6%	~~Land~~
~~Courtyard at Hickory Hollow~~Cross Creek Anchor S Sears	~~92.1~~100.0%
Dakota Square Mall	97.4%
East Towne Mall	~~87.9~~91.9%
Eastgate Anchor S Sears	100.0%
Eastgate Mall – Self Development	100.0%	~~Development~~
Eastgate Mall – Shops at Eastgate	~~100~~100.0%
Eastland Anchor M		Development
Eastland Mall and Medical Building	~~85.8~~79.4%
Fayette Mall – Sears Renovation	90.2%	~~Development~~
~~Foothills Mall – Carmike Cinema~~	~~100%~~
~~Foothills Mall and JCP~~	~~88.2%~~
Foothills Plaza	~~0.0%~~	Land
Forum at Grandview - Madison Ground		Land

Frontier Mall	~~83.6~~84.2%
Frontier Square	100.0%
Greenbriar Mall - Outparcels		Land
Gulf Coast Galleria		Land
~~Hanes Mall Belk Land Purchase~~Gunbarrel Point	100.0%	~~Development~~
~~Harford~~Hanes Mall BJ’s Restaurant	~~93.5~~100.0%
Harford Mall	90.6%
Harford Mall – Annex	100.0%
Hickory Point Mall – OP		Land
Hickory Point Mall – Shops At Hickory Point	~~100~~100.0%
Honey Creek Mall - OP		Land
Imperial Valley Commons - Kohl's / Development		Development
Imperial Valley Mall	~~89.4~~88.0%
Imperial Valley Mall - OP		Land
~~Jacksonville Regal Cinema Outparcel~~Janesville Mall	88.7%	~~Land~~
~~Janesville Mall~~Jefferson Anchor Macy's	~~86.1%~~	Development
Jefferson Mall - Self Development	100.0%	~~Development~~
Jefferson Anchor S Sears	100.0%
Laurel Park Mall	~~89.5~~89.7%
Layton Hills Mall ~~Del Norte~~	~~93.4~~96.8%
Layton Hills Mall – Convenience Center	94.4%
Layton Hills - Outparcels	100.0%
Layton Hills Plaza	100.0%
Mall Del Norte ~~- Cinemark~~	~~10094.6~~%
~~Marshall's Creek~~Mall Del Norte - Cinemark	~~93.5~~74.7%
Mayfair Town Center	~~86.9~~90.3%
Meridian Mall	~~81.1~~76.6%
Meridian Mall - Land E. Lansing		Land
Meridian Mall - Township Property		Land
Mid Rivers Mall	~~88.4~~89.9%
Monroeville Mall - Anchor	84.1%	~~Development~~
Monroeville Mall – Annex @ Monroeville	100.0%
Monroeville Mall and District	~~83.1~~87.1%
Monroeville/CBL Partnership LP		Land
Northgate Mall	~~84.7~~95.1%
~~Northpark Mall~~Northgate SAC	~~82.1~~100.0%
~~Oak Branch Bus. Center~~Northpark Mall	~~89.0~~77.8%
~~Oak Hollow Barnes & Noble~~	~~100%~~
Old Hickory Mall	~~81.8~~72.0%
~~One Oyster Point~~Parkdale Anchor M	~~72.5%~~	Development
Parkdale Mall - Self Dev. Tract 4/Pad B	100.0%	~~Development~~
Parkway Plaza	~~100.0~~89.4%
Pearland Town Center	~~88.6~~95.8%
Pearland Town Center - ~~Burger King~~Land	~~100%~~	Land

Pearland Town Center – Hotel	90.0%	Est. Occupancy %
Pearland Town Center - Office	~~91.4~~96.3%
Pearland Town Center - Residences	93.0%	Est. Occupancy %
Pearland Town Center – Self Development	~~100~~100.0%
Port Orange, FL – Outparcels		Land
Post Oak Mall Phase I & III	~~87.4~~88.9%
~~Randolph~~Richland Mall	~~85.2~~93.0%
~~Regency Mall~~	~~69.5%~~
~~Richland Mall~~Shoppes at St. Clair Square	~~91.2~~100.0%
~~River Ridge~~South County Mall	~~88.9~~89.0%
~~Shops at Pineda – Expansion Land~~		~~Land~~
~~South County Mall~~Southaven Town Center	~~86.2~~83.7%
Southaven Towne Center - Self Development	87.5%	~~Development~~
Southpark Mall – Dick’s Sporting Good	~~100~~100.0%
St. Clair Square	~~87.9~~89.7%
Stroud Mall	79.3%
Sunrise Commons	100.0%
Sunrise Mall	~~93.5~~95.9%
Sunrise Mall - Excess Land		Land
~~The Lakes Mall~~	~~86.9%~~
~~The Lakes Outparcels~~		~~Land~~
The Landing at Arbor Place	~~48.6~~69.2%
The Landing at Arbor Place - Outparcels		Land
~~Turtle Creek~~ The Plaza at Fayette Mall	~~91.5~~72.2%
~~Two Oyster Point~~Turtle Creek Mall	~~69.4~~93.1%
~~Village of Orchard Hills~~		~~Land~~
Volusia Mall - Restaurant Village	100.0%	~~Development~~
~~Walden Park - Apartments~~		~~Land~~
~~Walnut Square~~Volusia SAC	~~91.6~~100.0%
~~Waynesville Commons~~West Towne Crossing	~~100.0~~96.5%
West Towne ~~Crossing~~Mall	~~100.0~~95.5%
West Towne Mall – Retail District	~~91.9~~100.0%
~~West Towne Mall - Restaurant District~~Westgate Crossing	96.5%	~~Development~~
~~Westgate~~Westmoreland Crossing	~~93.4~~99.0%
Westmoreland ~~Crossing~~Mall	~~99.6~~85.9%
~~Westmoreland Mall~~York Galleria	~~91.2~~82.5%

SCHEDULE 7.1.(h)

Material Contracts

None.

SCHEDULE 7.1.(i)

Material Litigation

None.

SCHEDULE 7.1.(r)

Affiliate Transactions

None.

Schedule 8.14(c)

Parent Guaranties

None.

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EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of _______, 20__ (the “Agreement”) by and among _________________________ (the “Assignor”), _________________________ (the “Assignee”), CBL & ASSOCIATES LIMITED PARTNERSHIP (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Assignor is a Lender under that certain Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6. thereof, the Administrative Agent, and the other parties thereto;

WHEREAS, the Assignor desires to assign to the Assignee all or a portion of the Assignor’s Term Loans under the Term Loan Agreement, all on the terms and conditions set forth herein; and

WHEREAS, [the Borrower and] the Administrative Agent consents to such assignment on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Assignment.

(a)    Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by the Assignee to the Assignor pursuant to Section 2 of this Agreement, effective as of ____________, 20__ (the “Assignment Date”) the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $__________ interest (such interest being the “Assigned Loans”) in and to the Assignor’s Term Loans, and all of the other rights and obligations of the Assignor under the Term Loan Agreement, such Assignor’s Term Note, and the other Loan Documents representing ______% in respect of the aggregate amount of all Lenders’ Term Loans, including without limitation, a principal amount of outstanding Term Loans equal to $_________, all voting rights of the Assignor associated with the Assigned Loans all rights to receive interest on such amount of Loans and all Fees with respect to the Assigned Loans and other rights of the Assignor under the Term Loan Agreement and the other Loan Documents with respect to the Assigned Loans, all as if the Assignee were an original Lender under and signatory to the Term Loan Agreement having outstanding Term Loans equal to the amount of the Assigned Loans. The Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of the Assignor with respect to the Assigned Loans as if the Assignee were an original Lender under and signatory to the Term Loan Agreement having outstanding Term Loans equal to the Assigned Loans, which obligations shall include, but shall not be limited to, the obligation of the Assignor to make Term Loans to the Borrower with respect to the Assigned Loans and the obligation to indemnify the Administrative Agent as provided in the Term Loan Agreement (the foregoing obligations, together with all other similar obligations more particularly set forth in the Term Loan Agreement and the other Loan Documents, shall be referred to hereinafter, collectively, as the “Assigned Obligations”). The Assignor shall have no further duties or obligations with respect to, and shall have no further interest in, the Assigned Obligations or the Assigned Loans from and after the Assignment Date.

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(b)    The assignment by the Assignor to the Assignee hereunder is without recourse to the Assignor. The Assignee makes and confirms to the Administrative Agent, the Assignor, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XII of the Term Loan Agreement. Not in limitation of the foregoing, the Assignee acknowledges and agrees that, except as set forth in Section 4. below, the Assignor is making no representations or warranties with respect to, and the Assignee hereby releases and discharges the Assignor for any responsibility or liability for: (i) the present or future solvency or financial condition of the Borrower, any other Loan Party or any other Subsidiary, (ii) any representations, warranties, statements or information made or furnished by the Borrower, any other Loan Party or any other Subsidiary in connection with the Term Loan Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Term Loan Agreement, any Loan Document or any other document or instrument executed in connection therewith, or the collectibility of the Assigned Obligations, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the Obligations or the Assigned Obligations under the Notes or the Term Loan Agreement and (v) the performance or failure to perform by the Borrower or any other Loan Party of any obligation under the Term Loan Agreement or any other Loan Document. Further, the Assignee acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Term Loan Agreement. The Assignee also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Term Loan Agreement or any Note or pursuant to any other obligation. The Administrative Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Assignee with any credit or other information with respect to the Borrower, any other Loan Party or any other Subsidiary or to notify the undersigned of any Default or Event of Default except as expressly provided in the Term Loan Agreement. The Assignee has not relied on the Administrative Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

Section 2. Payment by Assignee. In consideration of the assignment made pursuant to Section 1. of this Agreement, the Assignee agrees to pay to the Assignor on the Assignment Date, an amount equal to $_________ representing the aggregate principal amount outstanding of the Term Loans owing to the Assignor under the Term Loan Agreement and the other Loan Documents being assigned hereby.

Section 3. Payments by Assignor. The Assignor agrees to pay to the Administrative Agent on the Assignment Date the administrative fee payable under Section 13.6.(b)(iv) of the Term Loan Agreement.

Section 4. Representations and Warranties of Assignor. The Assignor hereby represents and warrants to the Assignee that (a) as of the Assignment Date (i) the Assignor is a Lender under the Term Loan Agreement having Term Loans outstanding under the Term Loan Agreement immediately prior to the Assignment Date, equal to $____________ and that the Assignor is not in default of its obligations under the Term Loan Agreement; and (ii) the outstanding balance of Term Loans owing to the Assignor is $____________ and (b) it is the legal and beneficial owner of the Assigned Loans which are free and clear of any adverse claim created by the Assignor.

Section 5. Representations, Warranties and Agreements of Assignee. The Assignee (a) represents and warrants that it is (i) legally authorized to enter into this Agreement; (ii) an “accredited investor” (as such term is used in Regulation D of the Securities Act) and (iii) an Eligible Assignee; (b) confirms that it has received a copy of the Term Loan Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision

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to enter into this Agreement; (c) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto; (d) agrees that it will become a party to and shall be bound by the Term Loan Agreement and the other Loan Documents to which the other Lenders are a party on the Assignment Date and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender; and (e) is either (i) not organized under the laws of a jurisdiction outside the United States of America or (ii) has delivered to the Administrative Agent (with an additional copy for the Borrower) such items required under Section 3.10. of the Term Loan Agreement.

Section 6. Recording and Acknowledgment by the Administrative Agent. Following the execution of this Agreement, the Assignor will deliver to the Administrative Agent (a) a duly executed copy of this Agreement for acknowledgment and recording by the Administrative Agent and (b) the Assignor’s Term Note. Upon such acknowledgment and recording, from and after the Assignment Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Term Loan Agreement for periods prior to the Assignment Date directly between themselves.

Section 7. Addresses. The Assignee specifies as its address for notices and its Lending Office for all Loans, the offices set forth below:

Attention: ___________________________

Telephone No.: _______________________
Telecopy No.: ________________________

Section 8. Payment Instructions. All payments to be made to the Assignee under this Agreement by the Assignor, and all payments to be made to the Assignee under the Term Loan Agreement, shall be made as provided in the Term Loan Agreement in accordance with the following instructions:

Section 9. Effectiveness of Assignment. This Agreement, and the assignment and assumption contemplated herein, shall not be effective until (a) this Agreement is executed and delivered by each of the Assignor, the Assignee, the Administrative Agent and if required, the Borrower, and (b) the payment to the Assignor of the amounts owing by the Assignee pursuant to Section 2. hereof and (c) the payment to the Administrative Agent of the amounts owing by the Assignor pursuant to Section 3. hereof. Upon recording and acknowledgment of this Agreement by the Administrative Agent, from and after the Assignment Date, (i) the Assignee shall be a party to the Term Loan Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights (except as otherwise provided in Section 13.11. of the Term Loan Agreement) and be released from its obligations under the Term Loan Agreement; provided, however, that if the Assignor does not assign its entire interest under the Loan Documents, it shall remain a Lender entitled to all of the benefits and subject to all of the obligations thereunder with respect to its Term Loans.

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Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

Section 12. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 13. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by the Assignee and the Assignor.

Section 14. Entire Agreement. This Agreement embodies the entire agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

Section 15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 16. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Term Loan Agreement.

[Include this Section only if the Borrower’s consent is required under Section 13.6.(b) of the Term Loan Agreement] Section 17. Agreements of the Borrower. The Borrower hereby agrees that the Assignee shall be a Lender under the Term Loan Agreement having outstanding Term Loans equal to the Assigned Loans. The Borrower agrees that the Assignee shall have all of the rights and remedies of a Lender under the Term Loan Agreement and the other Loan Documents as if the Assignee were an original Lender under and signatory to the Term Loan Agreement, including, but not limited to, the right of a Lender to receive payments of principal and interest with respect to the Assigned Obligations, if any, and to the Term Loans made by the Lenders after the date hereof and to receive the Fees payable to the Lenders as provided in the Term Loan Agreement. Further, the Assignee shall be entitled to the benefit of the indemnification provisions from the Borrower in favor of the Lenders as provided in the Term Loan Agreement and the other Loan Documents. The Borrower further agrees, upon the execution and delivery of this Agreement, to execute in favor of the Assignee a Term Note in an initial amount equal to the Assigned Loans. Further, the Borrower agrees that, upon the execution and delivery of this Agreement, the Borrower shall owe the Assigned Obligations to the Assignee as if the Assignee were the Lender originally making such Loans and entering into such other obligations.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date and year first written above.

ASSIGNOR:

[Name of Assignor]

By: _________________________
Name: ____________________
Title: _____________________

Payment Instructions

[Bank]
[Address]
ABA No. :
Account No.:
Account Name:
Reference:

ASSIGNEE:

[Name of Assignee]

By: _________________________
Name: ____________________
Title: _____________________

Payment Instructions

[Bank]
[Address]
ABA No. :
Account No.:
Account Name:
Reference:

[Signatures continued on Following Page]

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Agreed and Consented to as of the date first written above.

[Include signature of the Borrower only if required under Section 13.6.(b) of the Term Loan Agreement]

BORROWER:

[NAME OF BORROWER]

By: _________________________
Name: ____________________
Title: _____________________

Accepted as of the date first written above.

Administrative Agent:

Wells Fargo BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: _________________________
Name: ____________________
Title: _____________________

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EXHIBIT B
FORM OF GUARANTY
THIS GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is made as of ____________ __, _____ by and among each of the Subsidiaries of CBL & Associates Limited Partnership (the “Borrower”) listed on the signature pages hereto (collectively, the “Initial Guarantors” and each an “Initial Guarantor”) and those additional Subsidiaries of the Borrower which become parties to this Guaranty by executing a supplement hereto (a “Guaranty Supplement”) in the form attached hereto as Annex I (such additional Subsidiaries, together with the Initial Guarantors, the “Guarantors”), in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), for its benefit and for the benefit of the Lenders under the Term Loan Agreement described below (the Administrative Agent and the Lenders, each individually a “Guaranteed Party” and collectively, the “Guaranteed Parties”). Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Term Loan Agreement.
W I T N E S S E T H :
WHEREAS, the Borrower, the Parent, each of the financial institutions initially a signatory thereto together with their successors and assignees (the “Lenders”) and the Administrative Agent have entered into that certain Term Loan Agreement dated as of October 16, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), which Term Loan Agreement provides, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to or for the benefit of the Borrower;
WHEREAS, each of the Subsidiaries of the Borrower required to execute this Guaranty pursuant to Section 8.14. of the Term Loan Agreement, without limitation and with full recourse, agree to guarantee the payment when due of all Obligations, including, without limitation, all principal, interest and other amounts that shall be at any time payable by the Borrower under the Term Loan Agreement or the other Loan Documents; and
WHEREAS, in consideration of the direct and indirect financial and other support and benefits that the Borrower has provided, and such direct and indirect financial and other support and benefits as the Borrower may in the future provide, to the Guarantors, and in consideration of the increased ability of each Guarantor to receive funds through contributions to capital, and for each Guarantor to receive funds through intercompany advances or otherwise, from funds provided to the Borrower pursuant to the Term Loan Agreement and the flexibility provided by the Term Loan Agreement for each Guarantor to do so which significantly facilitates the business operations of the Borrower and each Guarantor and in order to induce the Lenders and the Administrative Agent to make the Loans and the other financial accommodations to the Borrower, each of the Guarantors is willing to guarantee the Obligations under the Term Loan Agreement and the other Loan Documents;
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1Representations, Warranties and Covenants. Each of the Guarantors represents and warrants to each Guaranteed Party and the Administrative Agent as of the date of this Guaranty, giving effect to the consummation of the transactions contemplated by the Loan Documents on the Effective Date, and thereafter on each date as required by Section 6.2. of the Term Loan Agreement that:

B-1

(a)    It is a corporation, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a domestic or foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.
(b)    It has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Guaranty in accordance with its terms and to perform its obligations hereunder. This Guaranty has been duly executed and delivered by the duly authorized officers of such Guarantor and is a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally.
(c)    The execution, delivery and performance of this Guaranty in accordance with its terms and the obligations hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to such Guarantor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of such Guarantor, or any indenture, agreement or other instrument to which such Guarantor is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or hereafter acquired by such Guarantor other than in favor of the Administrative Agent for its benefit and the benefit of the Guaranteed Parties. It is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for non-compliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.
(d)    It has no Indebtedness other than Indebtedness permitted under the Term Loan Agreement.
In addition to the foregoing, each of the Guarantors covenants that, so long as any Guaranteed Party has any Term Loans outstanding under the Term Loan Agreement or any amount payable under the Term Loan Agreement or any other Obligations shall remain unpaid, it will, and, if necessary, will cause the Borrower to, fully comply with those covenants and agreements of the Borrower applicable to such Guarantor set forth in the Term Loan Agreement.
SECTION 2    The Guaranty. Each of the Guarantors hereby irrevocably and unconditionally guarantees, jointly and severally with the other Guarantors, the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Obligations, including, without limitation, (i) the principal of and interest on each Loan made to the Borrower pursuant to the Term Loan Agreement, (ii) all other amounts payable by the Borrower under the Term Loan Agreement and the other Loan Documents, and (iii) the punctual and faithful performance, keeping, observance, and fulfillment by the Borrower of all of the agreements, conditions, covenants, and obligations of the Borrower contained in the Loan Documents (all of the foregoing being referred to collectively as the “Guaranteed Obligations”). Upon the failure by the Borrower, or any of its Affiliates, as applicable, to pay punctually any such amount or perform such obligation, subject to any applicable grace or notice and cure period, each of the Guarantors agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in the Term Loan Agreement or the relevant other Loan Document, as the case

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may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.
SECTION 3    Guaranty Unconditional. The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
(a)    any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;
(b)    any modification or amendment of or supplement to the Term Loan Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;
(c)    any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof;
(d)    any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Borrower or any other guarantor of any of the Guaranteed Obligations;
(e)    the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Guaranteed Party or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(f)    the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, or any other invalidity or unenforceability relating to or against the Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Term Loan Agreement or any other Loan Document, or any provision of applicable law, decree, order or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations;
(g)    the election by, or on behalf of, any one or more of the Guaranteed Parties, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (or any successor statute, the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;
(h)    any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

B-3

(i)    the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Guaranteed Parties or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;
(j)    the failure of any other guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or
(k)    any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Guaranteed Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder or otherwise reduce, release, prejudice or extinguish its liability under this Guaranty.
SECTION 4    Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Each of the Guarantors’ obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash (other than Unliquidated Obligations that have not yet arisen) and the Term Loan Agreement shall have terminated, at which time, subject to all the foregoing conditions, the guarantees made hereunder shall automatically terminate. If at any time any payment of the principal of or interest on any Loan, Obligation or any other amount payable by the Borrower or any other party under the Term Loan Agreement or any other Loan Document (including a payment effected through exercise of a right of setoff) is rescinded, or is or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise (including pursuant to any settlement entered into by a Guaranteed Party in its discretion), each of the Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. “Unliquidated Obligations” means at any time, any Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Obligation that is: (i) an obligation (including any guarantee) under the Term Loan Agreement that is contingent in nature at such time; or (ii) an obligation under the Term Loan Agreement to provide collateral to secure any of the foregoing types of obligations.
SECTION 5    General Waivers; Additional Waivers.
(a)    General Waivers. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein or under the other Loan Documents, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.
(b)    Additional Waivers. Notwithstanding anything herein to the contrary, each of the Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives, to the fullest extent permitted by law:
(i)    any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;
(ii)    (1) notice of acceptance hereof; (2) notice of any Loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to each Guarantor’s right to make inquiry of the Administrative Agent and the Guaranteed Parties to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any

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adverse change in the financial condition of the Borrower or of any other fact that might increase such Guarantor’s risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any Default or Event of Default; and (7) all other notices (except if such notice is specifically required to be given to such Guarantor hereunder or under the Loan Documents) and demands to which each Guarantor might otherwise be entitled;
(iii)    its right, if any, to require the Administrative Agent and the other Guaranteed Parties to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the other Guaranteed Parties has or may have against, the other Guarantors or any third party; and each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid in full in cash) of the other Guarantors or by reason of the cessation from any cause whatsoever of the liability of the other Guarantors in respect thereof;
(iv)    (1) any rights to assert against the Administrative Agent and the other Guaranteed Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the other Guarantors or any other party liable to the Administrative Agent and the other Guaranteed Parties unless due to the gross negligence or willful misconduct of the Administrative Agent or such Guaranteed Party as determined by a court of competent jurisdiction in a final non-appealable judgment; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of sufficiency, validity, or enforceability of the Guaranteed Obligations; (3) any defense such Guarantor has to performance hereunder, and any right such Guarantor has to be exonerated, arising by reason of: (A) the impairment or suspension of the Administrative Agent’s and the other Guaranteed Parties’ rights or remedies against the other guarantor of the Guaranteed Obligations; (B) the alteration by the Administrative Agent and the other Guaranteed Parties of the Guaranteed Obligations; (C) any discharge of the other Guarantors’ obligations to the Administrative Agent and the other Guaranteed Parties by operation of law as a result of the Administrative Agent’s and the other Guaranteed Parties’ intervention or omission; or (D) the acceptance by the Administrative Agent and the other Guaranteed Parties of anything in partial satisfaction of the Guaranteed Obligations; and (4) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; and
(v)    any defense arising by reason of or deriving from (a) any claim or defense based upon an election of remedies by the Administrative Agent and the Guaranteed Parties; or (b) any election by the Administrative Agent and the other Guaranteed Parties under the Bankruptcy Code, to limit the amount of its claim against the Guarantors.
SECTION 6    Subordination of Subrogation; Subordination of Intercompany Indebtedness.
(a)    Subordination of Subrogation. Until the Guaranteed Obligations have been fully and finally performed and indefeasibly paid in full in cash (other than Unliquidated Obligations), the Guarantors (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waive any right to enforce any remedy which any of the Guaranteed Parties or the Administrative Agent now have or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (i) subordinates any and

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all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Guarantor may have to the payment in full in cash of the Guaranteed Obligations until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations) and (ii) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations that have not yet arisen). Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Guaranteed Parties and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Guaranteed Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 6(a).
(b)    Subordination of Intercompany Indebtedness. Each Guarantor agrees that any and all claims of such Guarantor against the Borrower or any other Guarantor hereunder (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations; provided that, as long as no Event of Default has occurred and is continuing, such Guarantor may receive payments of principal and interest from any Obligor with respect to Intercompany Indebtedness. Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Guaranteed Parties and the Administrative Agent in those assets. No Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations and the termination of all financing arrangements pursuant to any Loan Document among the Borrower and the Guaranteed Parties, such Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Guaranteed Parties and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Guaranteed Parties, in precisely the form received (except for the endorsement or assignment of such Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Guaranteed Parties. If any such Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same. Each Guarantor agrees that until the Guaranteed Obligations (other than the Unliquidated Obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document among the Borrower and the Guaranteed Parties have been terminated, no Guarantor will assign or transfer to any Person (other than the Administrative Agent) any claim any such Guarantor has or may have against any Obligor.

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SECTION 7    Contribution with Respect to Guaranteed Obligations.
(a)    To the extent that any Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the Guaranteed Obligations (other than Unliquidated Obligations that have not yet arisen) and the termination of the Term Loan Agreement, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.
(b)    As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Guarantors as of such date in a manner to maximize the amount of such contributions.
(c)    This Section 7 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 7 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.
(d)    The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.
(e)    The rights of the indemnifying Guarantors against other Guarantors under this Section 7 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash (other than Unliquidated Obligations that have not yet arisen) and the termination of the Term Loan Agreement.
SECTION 8    Limitation of Guaranty. Notwithstanding any other provision of this Guaranty, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Guarantor may have under this Guaranty, any other agreement or applicable law shall be taken into account.
SECTION 9    Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Term Loan Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or any of its Affiliates, all such amounts otherwise subject to acceleration under the terms of the Term Loan Agreement or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.

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SECTION 10    Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 13.1. of the Term Loan Agreement with respect to the Administrative Agent at its notice address therein and, with respect to any Guarantor, in the care of the Borrower at the address of the Borrower set forth in the Term Loan Agreement, or such other address or telecopy number as such party may hereafter specify for such purpose in accordance with the provisions of Section 13.1. of the Term Loan Agreement.
SECTION 11    No Waivers. No failure or delay by the Administrative Agent or any Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Term Loan Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.
SECTION 12    Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Guaranteed Parties and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of the Administrative Agent, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Term Loan Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.
SECTION 13    Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Guaranty Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent.
SECTION 14    Governing Law; Jurisdiction.
(a)    THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
(b)    EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE GUARANTORS OR THE ADMINISTRATIVE AGENT WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT AND EACH OF THE GUARANTORS HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY, THE TERM LOAN AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR THE FEE LETTER OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE GUARANTORS, THE PARENT, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

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(c)    EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.
(d)    EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED FOR IN THE TERM LOAN AGREEMENT. SHOULD A GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, SUCH GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.
(e)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER GUARANTEED OBLIGATIONS, THE TERMINATION OF THE TERM LOAN AGREEMENT AND THE TERMINATION OF THIS GUARANTY.
SECTION 15    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption

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or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.
SECTION 16    Taxes; Expenses of Enforcement, Etc.
(a)    Taxes. Taxes in respect of this Guaranty shall be paid by each Guarantor as required by Section 3.10. of the Term Loan Agreement (with the understanding and agreement of each Guarantor that, for purposes hereof, each Guarantor shall have the same payment and reimbursement obligations as the Borrower under Section 3.10. even though such Guarantor is not specifically referenced in Section 3.10.), and by accepting the benefits hereof, each Lender agrees that it will comply with Section 3.10.(g) of the Term Loan Agreement.
(b)    The Guarantors agree to reimburse the Guaranteed Parties for any reasonable costs and out-of-pocket expenses (including attorneys’ fees) paid or incurred by any Guaranteed Party in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty.
SECTION 17    [Reserved]
SECTION 18    Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, the other Guarantors and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Guaranteed Parties or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Guaranteed Party or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Guaranteed Party or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Guaranteed Party or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.
SECTION 19    Electronic Delivery of Certain Information.
(a)    Documents required to be delivered pursuant to this Guaranty and the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II. of the Term Loan Agreement, (ii) any Lender that has notified the Administrative Agent or Borrower that it cannot or does not want to receive electronic communications and (iii) notices of Default or Event of Default. The Administrative Agent or the Guarantors may, in their respective discretion, agree to accept notices and other communications to them hereunder by electronic delivery pursuant to procedures approved by them for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent or Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be

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deemed to have commenced as of 11:00 a.m. Central time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, in every instance the Guarantors shall be required to deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Guarantors with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.
(b)    Documents required to be delivered pursuant to Article II. of the Term Loan Agreement may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.
SECTION 20    Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
SECTION 21    Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between each such Guarantor and any Guaranteed Party or the Administrative Agent.
SECTION 22    Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.
SECTION 23    Termination of Guarantors. The obligations of any Guarantor under this Guaranty shall automatically terminate in accordance with Section 8.14.(b) of the Term Loan Agreement.
SECTION 24    [Reserved]
SECTION 25    General Partners.
(a)    CBL Holdings I, Inc., the general partner of the Borrower, shall not be personally liable for the payment of the Guaranteed Obligations, except to the extent provided for in Section 13.21. of the Term Loan Agreement.
(b)    Subject to the exceptions and qualifications described below, so long as any general partner of a Guarantor (specifically excluding, however, CBL & Associates Limited Partnership) (each a “General Partner”) owns no property or assets (including Equity Interests in any Person) other than its interest in Guarantor, said General Partner (specifically excluding, however, CBL & Associates Limited Partnership) shall not be personally liable for the payment of the Guaranteed Obligations. Notwithstanding the foregoing: (i) if an Event of Default occurs, nothing contained herein shall in any way prevent or hinder the Administrative Agent or the Lenders in the enforcement or foreclosure of any Lien securing any of the Obligations, or in the pursuit or enforcement of any right, remedy or judgment against the Guarantor, the Borrower or any other Loan Party, or any of their respective assets; (ii) the General Partner shall be fully liable to the Administrative Agent and the Lenders to the same extent that the General Partner would be liable absent the foregoing provisions of this Section for fraud or willful misrepresentation by the General Partner, or its Affiliates, (to the full extent of losses suffered by the Administrative Agent or any Lender by

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reason of such fraud or willful misrepresentations); and (iii) CBL & Associates Limited Partnership shall in all events be fully and personally liable for payment of the Obligations as set forth in the Loan Documents.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

[GUARANTORS TO COME] By:______________________________ Name: Title:

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Acknowledged and Agreed to:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:__________________________________
Name:
Title:

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ANNEX I TO GUARANTY

Reference is hereby made to the Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of ____________ __, _____, made by each of the Subsidiaries of CBL & Associates Limited Partnership (the “Borrower”) listed on the signature pages thereto (each an “Initial Guarantor”, and together with any additional Subsidiaries which become parties to the Guaranty by executing Guaranty Supplements thereto substantially similar in form and substance hereto, the “Guarantors”), in favor of the Administrative Agent, for the ratable benefit of the Guaranteed Parties, under the Term Loan Agreement. Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.
By its execution below, the undersigned, [NAME OF NEW GUARANTOR], a [________________] [corporation] [partnership] [limited liability company] (the “New Guarantor”), agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 1 of the Guaranty are true and correct in all respects as of the date hereof.
IN WITNESS WHEREOF, the New Guarantor has executed and delivered this Annex I counterpart to the Guaranty as of this __________ day of _________, 20___.

[NAME OF NEW GUARANTOR]

    By:____________________________________
Name:
Title:

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EXHIBIT C
NOTICE OF BORROWING
CBL & ASSOCIATES
LIMITED PARTNERSHIP
__________ __, 20__
Wells Fargo Bank, National Association
123 North Wacker Drive, Suite 1900
Chicago, Illinois 60606
ATTN: ____________________
Ladies and Gentlemen:
Reference is made to that certain Term Loan Agreement dated as of October 16, 2015 (as it may be modified, amended and restated from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc., Wells Fargo Bank, National Association and the other lenders from time to time party thereto (collectively, together with Assignees under Section 13.6. thereof, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, "Administrative Agent"). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Term Loan Agreement.

1.	Pursuant to Section 2.1.(b) of the Term Loan Agreement, the Borrower hereby requests that the Lenders make a Term Loan to the Borrower in an amount equal to ____________ Dollars ($________).

2.	The Borrower requests that the Term Loan be made available to the Borrower on _____________, 20__.

3.	The Borrower hereby requests that the requested Term Loan be of the following Type:
[Check one box only]
□    Base Rate Loan
□    LIBOR Loan, with an initial Interest Period for a duration of:
□    one month
□    three months
□    six months
The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Term Loan, and after giving effect to such Term Loan, (a) the proposed use of the proceeds of such Loan set forth above is consistent with the provisions of Section 8.8. of the Term Loan Agreement; (b) there exists no Default or Event of Default, nor will a Default or Event of Default exist immediately after giving effect to the Term Loan requested hereunder; and (c) all of the representations and warranties made by Borrower or any other Loan Party under the Term Loan

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Wells Fargo Bank, National Association
_________, ____

Agreement or under any of the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date, except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement or the other Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Term Loans contained in Article VI. of the Term Loan Agreement will have been satisfied at the time such Term Loans are made.

CBL & ASSOCIATES LIMITED PARTNERSHIP By: CBL Holdings I, Inc., as General Partner By: Name: Title:

C-2

EXHIBIT D
NOTICE OF CONTINUATION
CBL & ASSOCIATES
LIMITED PARTNERSHIP
__________ __, 20___
Wells Fargo Bank, National Association
123 North Wacker Drive, Suite 1900
Chicago, Illinois 60606
Attention: __________________
Ladies and Gentlemen:
Reference is made to that certain Term Loan Agreement dated as of October 16, 2015 (as it may be amended from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc., Wells Fargo Bank, National Association and the other lenders from time to time party thereto (collectively, together with Assignees under Section 13.6. thereof, the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein, have their respective meanings given them in this Term Loan Agreement.
Pursuant to Section 2.7. of the Term Loan Agreement, the Borrower hereby elects to the maintain all, or the portion set forth below, of the LIBOR Loan in the amount of ________________ Dollars ($____________) and having an Interest Period expiring on __________________, as a LIBOR Loan, and in that connection sets forth below the information relating to such continuation as required by such Section 2.7. of the Term Loan Agreement:

1.	The requested date of such continuation is _________, 20___.

2.	The amount of the existing LIBOR Loan to be continued as a LIBOR Loan is:
[Check one box only]
□    All of said LIBOR Loan (being $________)
□    $

3.	The current Interest Period of the Loans subject to such continuation ends on _________, 20___.

4.	The amount of the LIBOR Loan being continued shall have an Interest Period of:
[Check one box only]        □    one month
□    three months

D-1

Wells Fargo Bank, National Association
_________, ___

□    six months
The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested continuation, and after giving effect to such continuation, (a) there exists no Default or Event of Default, nor will a Default or Event of Default exist immediately after giving effect to the continuation requested hereunder; and (b) all of the representations and warranties made by Borrower or any other Loan Party under the Term Loan Agreement or under any of the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date, except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement or the other Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested continuation contained in Article VI. of the Term Loan Agreement will have been satisfied at the time such continuation is made.
CBL & ASSOCIATES LIMITED PARTNERSHIP
By:    CBL Holdings I, Inc., as General Partner

By:	Name: Title:

D-2

EXHIBIT E
NOTICE OF CONVERSION
CBL & ASSOCIATES
LIMITED PARTNERSHIP
__________ __, 20___
Wells Fargo Bank, National Association
123 North Wacker Drive, Suite 1900
Chicago, Illinois 60606
Attention: __________________
Ladies and Gentlemen:
Reference is made to that certain Term Loan Agreement dated as of October 16, 2015 (as it may be amended from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc., Wells Fargo Bank, National Association and the other lenders from time to time party thereto (collectively, together with Assignees under Section 13.6. thereof, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein, have their respective meanings given them in this Term Loan Agreement.
Pursuant to Section 2.8. of the Term Loan Agreement, the Borrower hereby requests a conversion of a Term Loan of one Type into a Term Loan of another Type, and in that connection sets forth below the information relating to such conversion as required by such Section 2.8. of the Term Loan Agreement:

1.	The requested date of such conversion is ___________, 20____.

2.	The Type of Term Loan to be Converted pursuant hereto is currently:
[Check one box only]
□    Base Rate Loan
□    LIBOR Loan

3.	The aggregate principal amount of the Term Loan subject to the requested conversion is $__________ and the portion of such principal amount subject to such conversion is $___________.

4.	The amount of such Term Loan to be converted is to be converted into a Term Loan of the following Type:
[Check one box only]
□    Base Rate Loan
□    LIBOR Loan with an initial Interest Period for a duration of:
[check one box only]        □    one month
□    three months

E-1

Wells Fargo Bank, National Association
____________, ______

□    six months
The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested conversion, and after giving effect to such conversion, (a) there exists no Default or Event of Default, nor will a Default or Event of Default exist immediately after giving effect to the conversion requested hereunder; and (b) all of the representations and warranties made by Borrower or any other Loan Party under the Term Loan Agreement or under any of the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date, except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement or the other Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested conversion contained in Article VI. of the Term Loan Agreement will have been satisfied at the time such conversion is made.
CBL & ASSOCIATES LIMITED PARTNERSHIP
By:    CBL Holdings I, Inc., as General Partner

By:	Name: Title:

E-2

EXHIBIT F
FORM OF PARENT GUARANTY
THIS PARENT GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is made as of ____________ __, _____ by CBL & Associates Properties, Inc. (“Guarantor”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), for its benefit and for the benefit of the Lenders under the Term Loan Agreement described below (the Administrative Agent and the Lenders, each individually a “Guaranteed Party” and collectively, the “Guaranteed Parties”). Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Term Loan Agreement.
W I T N E S S E T H :
WHEREAS, the Borrower, the Guarantor, each of the financial institutions initially a signatory thereto together with their successors and assignees (the “Lenders”) and the Administrative Agent have entered into that certain Term Loan Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), which Term Loan Agreement provides, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to or for the benefit of the Borrower;
WHEREAS, it is a condition precedent to the extensions of credit by the Lenders under the Term Loan Agreement that the Guarantor guarantee the payment when due of all obligations of CBL Holdings I, Inc., the general partner of the Borrower, and its successors as general partner of the Borrower (hereinafter referred to as the “General Partner”) pursuant to the Loan Documents (subject to the limitations set forth in Section 13.21. of the Term Loan Agreement);
WHEREAS, certain Subsidiaries of the Borrower (collectively, the “Subsidiary Guarantors”) may enter into a Guaranty in favor of the Administrative Agent (the “Subsidiary Guaranty”) from time to time pursuant to the terms of the Term Loan Agreement; and
WHEREAS, in consideration of the direct and indirect financial and other support and benefits that the Borrower has provided, and such direct and indirect financial and other support and benefits as the Borrower may in the future provide, to the Guarantor, which significantly facilitates the business operations of the Borrower and the Guarantor, and in order to induce the Lenders and the Administrative Agent to enter into the Term Loan Agreement, and to make the Loans and the other financial accommodations to the Borrower, the Guarantor is willing to guarantee the payment when due of all obligations of the General Partner under the Loan Documents;
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1    Representations, Warranties and Covenants. The Guarantor represents and warrants to each Guaranteed Party and the Administrative Agent as of the date of this Guaranty,

giving effect to the consummation of the transactions contemplated by the Loan Documents on the Effective Date, and thereafter on each date as required by Section 6.2. of the Term Loan Agreement that:

(a)    It is a corporation, duly organized, validly existing and in good standing under the jurisdiction of its incorporation, has the power and authority to own or lease its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a domestic or foreign corporation, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.
(b)    It has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Guaranty in accordance with its terms and to perform its obligations hereunder. This Guaranty has been duly executed and delivered by the duly authorized officers of the Guarantor and is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally.
(c)    The execution, delivery and performance of this Guaranty in accordance with its terms and the obligations hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Guarantor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Guarantor, or any indenture, agreement or other instrument to which the Guarantor is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or hereafter acquired by the Guarantor other than in favor of the Administrative Agent for its benefit and the benefit of the Guaranteed Parties. It is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for non-compliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.
(d)    It has no Indebtedness other than Indebtedness permitted under the Term Loan Agreement.
In addition to the foregoing, the Guarantor covenants that, so long as any Guaranteed Party has any Term Loans outstanding under the Term Loan Agreement or any amount payable under the Term Loan Agreement or any other Obligations shall remain unpaid, it will, and, if necessary, will cause the Borrower and the General Partner to, fully comply with those covenants and agreements of the Borrower and the General Partner applicable to the Guarantor set forth in the Term Loan Agreement.
SECTION 2    The Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of all obligations of the General Partner now or hereafter existing under the Term Loan Agreement, the Notes issued thereunder and the other Loan Documents executed in connection therewith (subject to the limitations set forth in Section 13.21. of the Term Loan Agreement) (all of the foregoing being referred to collectively as the “Guaranteed Obligations”). Upon the failure by the Borrower, the General Partner, or any of their respective Affiliates, as applicable, to pay punctually or perform the Guaranteed Obligations, subject to any applicable grace or notice and cure period, the Guarantor agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in the Term

Loan Agreement or the relevant other Loan Document, as the case may be. The Guarantor hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.
SECTION 3    Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
(a)    any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;
(b)    any modification or amendment of or supplement to the Term Loan Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;
(c)    any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof;
(d)    any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Borrower, the General Partner or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, the General Partner or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Borrower, the General Partner or any other guarantor of any of the Guaranteed Obligations;
(e)    the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Borrower, the General Partner, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Guaranteed Party or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(f)    the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, or any other invalidity or unenforceability relating to or against the Borrower, the General Partner or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Term Loan Agreement or any other Loan Document, or any provision of applicable law, decree, order or regulation purporting to prohibit the payment by the Borrower, the General Partner or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations;
(g)    the election by, or on behalf of, any one or more of the Guaranteed Parties, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (or any successor statute, the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;

(h)    any borrowing or grant of a security interest by the Borrower or the General Partner, as debtor-in-possession, under Section 364 of the Bankruptcy Code;
(i)    the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Guaranteed Parties or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;
(j)    the failure of any other guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or
(k)    any other act or omission to act or delay of any kind by the Borrower, the General Partner, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Guaranteed Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3, constitute a legal or equitable discharge of the Guarantor’s obligations hereunder or otherwise reduce, release, prejudice or extinguish its liability under this Guaranty.
SECTION 4    Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantor’s obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash (other than Unliquidated Obligations that have not yet arisen) and the Term Loan Agreement shall have terminated, at which time, subject to all the foregoing conditions, the guarantees made hereunder shall automatically terminate. If at any time any payment of the principal of or interest on any Loan, Obligation or any other amount payable by the Borrower, the General Partner or any other party under the Term Loan Agreement or any other Loan Document (including a payment effected through exercise of a right of setoff) is rescinded, or is or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or the General Partner or otherwise (including pursuant to any settlement entered into by a Guaranteed Party in its discretion), the Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. “Unliquidated Obligations” means at any time, any Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Obligation that is: (i) an obligation (including any guarantee) under the Term Loan Agreement that is contingent in nature at such time; or (ii) an obligation under the Term Loan Agreement to provide collateral to secure any of the foregoing types of obligations.
SECTION 5    General Waivers; Additional Waivers.
(a)    General Waivers. The Guarantor irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein or under the other Loan Documents, as well as any requirement that at any time any action be taken by any Person against the Borrower, the General Partner, any other guarantor of the Guaranteed Obligations, or any other Person.
(b)    Additional Waivers. Notwithstanding anything herein to the contrary, the Guarantor hereby absolutely, unconditionally, knowingly, and expressly waives, to the fullest extent permitted by law:
(i)    any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;
(ii)    (1) notice of acceptance hereof; (2) notice of any Loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to the Guarantor’s right to make inquiry of the Administrative Agent and the Guaranteed Parties to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of the Borrower or the General Partner or of any other fact that might increase the Guarantor’s risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any Default or Event of Default; and (7) all other notices (except if such notice is specifically required to be given to the Guarantor hereunder or under the Loan Documents) and demands to which the Guarantor might otherwise be entitled;
(iii)    its right, if any, to require the Administrative Agent and the other Guaranteed Parties to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the other Guaranteed Parties has or may have against, the General Partner, the Subsidiary Guarantors or any third party; and the Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid in full in cash) of the General Partner or the Subsidiary Guarantors or by reason of the cessation from any cause whatsoever of the liability of the General Partner or the Subsidiary Guarantors in respect thereof;
(iv)    (1) any rights to assert against the Administrative Agent and the other Guaranteed Parties any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the General Partner, the Subsidiary Guarantors or any other party liable to the Administrative Agent and the other Guaranteed Parties unless due to the gross negligence or willful misconduct of the Administrative Agent or such Guaranteed Party as determined by a court of competent jurisdiction in a final non-appealable judgment; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of sufficiency, validity, or enforceability of the Guaranteed Obligations; (3) any defense the Guarantor has to performance hereunder, and any right the Guarantor has to be exonerated, arising by reason of: (A) the impairment or suspension of the Administrative Agent’s and the other Guaranteed Parties’ rights or remedies against the other guarantor of the Guaranteed Obligations; (B) the alteration by the Administrative Agent and the other Guaranteed Parties of the Guaranteed Obligations; (C) any discharge of the obligations of the General Partner or the Subsidiary Guarantors to the Administrative Agent and the other Guaranteed Parties by operation of law as a result of the Administrative Agent’s and the other Guaranteed Parties’ intervention or omission; or (D) the acceptance by the Administrative Agent and the other Guaranteed Parties of anything in partial satisfaction of the Guaranteed Obligations; and (4) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to the Guarantor’s liability hereunder; and
(v)    any defense arising by reason of or deriving from (a) any claim or defense based upon an election of remedies by the Administrative Agent and the Guaranteed Parties; or (b) any election by the Administrative Agent and the other Guaranteed Parties under the Bankruptcy Code, to limit the amount of its claim against the Guarantor.
SECTION 6    Subordination of Subrogation; Subordination of Intercompany Indebtedness.
(a)    Subordination of Subrogation. Until the Guaranteed Obligations have been fully and finally performed and indefeasibly paid in full in cash (other than Unliquidated Obligations), the Guarantor (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which any of the Guaranteed Parties or the Administrative Agent now have or may hereafter have against the Borrower, the General Partner, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should the Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, the Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Guarantor may have to the payment in full in cash of the Guaranteed Obligations until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations) and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations that have not yet arisen). The Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Guaranteed Parties and shall not limit or otherwise affect the Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Guaranteed Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 6(a).
(b)    Subordination of Intercompany Indebtedness. The Guarantor agrees that any and all claims of the Guarantor against the Borrower, the General Partner or any Subsidiary Guarantor (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations; provided that, as long as no Event of Default has occurred and is continuing, the Guarantor may receive payments of principal and interest from any Obligor with respect to Intercompany Indebtedness. Notwithstanding any right of the Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of the Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Guaranteed Parties and the Administrative Agent in those assets. The Guarantor shall not have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to the Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations and the termination of all financing arrangements pursuant to any Loan Document among the Borrower or the General Partner and the Guaranteed Parties, the Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Guaranteed Parties and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Guaranteed Parties, in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Guaranteed Parties. If the Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same. The Guarantor agrees that until the Guaranteed Obligations (other than the Unliquidated Obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document among the Borrower or the General Partner and the Guaranteed Parties have been terminated, the Guarantor will not assign or transfer to any Person (other than the Administrative Agent) any claim the Guarantor has or may have against any Obligor.
SECTION 7    [Reserved].
SECTION 8    Limitation of Guaranty. Notwithstanding any other provision of this Guaranty, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of the Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which the Guarantor may have under this Guaranty, any other agreement or applicable law shall be taken into account.
SECTION 9    Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower or the General Partner under the Term Loan Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, the General Partner or any of their respective Affiliates, all such amounts otherwise subject to acceleration under the terms of the Term Loan Agreement or any other Loan Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Administrative Agent.
SECTION 10    Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 13.1. of the Term Loan Agreement with respect to the Administrative Agent at its notice address therein and, with respect to the Guarantor, in the care of the Borrower at the address of the Borrower set forth in the Term Loan Agreement, or such other address or telecopy number as such party may hereafter specify for such purpose in accordance with the provisions of Section 13.1. of the Term Loan Agreement.
SECTION 11    No Waivers. No failure or delay by the Administrative Agent or any Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Term Loan Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.
SECTION 12    Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Guaranteed Parties and their respective successors and permitted assigns, provided, that the Guarantor shall not have any right to assign its rights or obligations hereunder without the consent of the Administrative Agent, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Term Loan Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon the Guarantor and its successors and assigns.
SECTION 13    Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Guaranty Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Administrative Agent.

SECTION 14    Governing Law; Jurisdiction.
(a)    THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
(b)    EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE GUARANTOR OR THE ADMINISTRATIVE AGENT WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT AND THE GUARANTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY, THE TERM LOAN AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR THE FEE LETTER OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE GUARANTOR, THE GENERAL PARTNER, THE SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.
(c)    THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST THE GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(d)    THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED FOR IN THE TERM LOAN AGREEMENT. SHOULD THE GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, THE GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.
(e)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER GUARANTEED OBLIGATIONS, THE TERMINATION OF THE TERM LOAN AGREEMENT AND THE TERMINATION OF THIS GUARANTY.
SECTION 15    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.
SECTION 16    Taxes; Expenses of Enforcement, Etc.
(a)    Taxes. Taxes in respect of this Guaranty shall be paid by the Guarantor as required by Section 3.10. of the Term Loan Agreement (with the understanding and agreement of the Guarantor that, for purposes hereof, the Guarantor shall have the same payment and reimbursement obligations as the Borrower under Section 3.10. even though the Guarantor is not specifically referenced in Section 3.10.) (but this Guaranty shall not constitute a guaranty of any Taxes owed by the Borrower pursuant to Section 3.10. of the Term Loan Agreement), and by accepting the benefits hereof, each Lender agrees that it will comply with Section 3.10.(g) of the Term Loan Agreement.
(b)    The Guarantor agrees to reimburse the Guaranteed Parties for any reasonable costs and out-of-pocket expenses (including attorneys’ fees) paid or incurred by any Guaranteed Party in connection with the collection and enforcement of the Guaranteed Obligations.
SECTION 17    Setoff. In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, the Guarantor hereby authorizes each Guaranteed Party and each Participant, at any time while an Event of Default exists, without any prior notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or a Participant subject to receipt of the prior written consent of the Administrative Agent and Requisite Lenders, exercised in their sole discretion, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender or such Participant or any affiliate of the Administrative Agent, or such Lender to or for the credit or the account of the Guarantor against and on account of any of the Guaranteed Obligations, although such obligations shall be contingent or unmatured. The Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of the Guarantor in the amount of such participation.
SECTION 18    Financial Information. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, the General Partner, the Subsidiary Guarantors and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that none of the Guaranteed Parties or the Administrative Agent shall have any duty to advise the Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Guaranteed Party or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, such Guaranteed Party or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Guaranteed Party or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.
SECTION 19    Electronic Delivery of Certain Information.
(a)    Documents required to be delivered pursuant to this Guaranty and the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II. of the Term Loan Agreement, (ii) any Lender that has notified the Administrative Agent or Borrower that it cannot or does not want to receive electronic communications and (iii) notices of Default or Event of Default. The Administrative Agent or the Guarantor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent or Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. Central time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, in every instance the Guarantor shall be required to deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Guarantor with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.
(b)    Documents required to be delivered pursuant to Article II. of the Term Loan Agreement may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.
SECTION 20    Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
SECTION 21    Merger. This Guaranty represents the final agreement of the Guarantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any Guaranteed Party or the Administrative Agent.
SECTION 22    Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.
SECTION 23    [Reserved].
SECTION 24    [Reserved].

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

CBL & ASSOCIATES PROPERTIES, INC. By:______________________________ Name: Title:

Acknowledged and Agreed to:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:__________________________________
Name:
Title:

EXHIBIT G
FORM OF TERM NOTE
CBL & ASSOCIATES
LIMITED PARTNERSHIP
$______________    _________, 20__

FOR VALUE RECEIVED, the undersigned, CBL & Associates Limited Partnership (the “Borrower”) hereby unconditionally promises to pay to the order of ___________________________ (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to Wells Fargo Bank, National Association, 123 North Wacker Drive, Suite 1900, Chicago IL, 60606, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________), or such lesser amount as may be the then outstanding and unpaid balance of all Term Loans made by the Lender to the Borrower pursuant to, and in accordance with the terms of, the Term Loan Agreement.

The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Term Loan Agreement.

This Term Note (this “Note”) is one of the “Term Notes” referred to in the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6. thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Term Loan Agreement. The Term Loan Agreement, among other things, (a) provides for the making of Term Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Loans by the Borrower subject to certain terms and conditions and (c) provides for the acceleration of the Term Loans upon the occurrence of certain specified events.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Note.

[This Note is given in replacement of the Term Note dated _____ __, 20__, in the original principal amount of $_______ previously delivered to the Lender under the Term Loan Agreement. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER NOTE.]

___________________

2 Language to be included in case of an assignment and need to issue a replacement note to an existing Lender, either because such Lender’s Commitment has increased or decreased from what it was initially.

CBL Holdings I, Inc., Borrower’s sole general partner, its successors and assigns (the “General Partner”), shall not be personally liable for the payment of this Note except to the extent set forth in Section 13.21. of the Term Loan Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Term Note under seal as of the date written above.

CBL & ASSOCIATES LIMITED PARTNERSHIP

By:	CBL Holdings I, Inc.,
as General Partner

By:
Name:
Title:

EXHIBIT H
FORM OF DISBURSEMENT INSTRUCTION AGREEMENT

Borrower: CBL & ASSOCIATES LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Delaware
Administrative Agent: Wells Fargo Bank, National Association

Loan:  Loan number 1015340  made pursuant to that certain “Term Loan Agreement” dated as of October 16, 2015 between Borrower, CBL & ASSOCIATES PROPERTIES, INC., as Parent, Administrative Agent, and Lenders, as amended from time to time

Effective Date: October 16, 2015
Check applicable box:
☐ New – This is the first Disbursement Instruction Agreement submitted in connection with the Loan.
☐
Replace Previous Agreement – This is a replacement Disbursement Instruction Agreement. All prior instructions submitted in connection with this Loan are cancelled as of the Effective Date set forth above.

This Agreement must be signed by the Borrower and is used for the following purposes:

(1)	to designate an individual or individuals with authority to request disbursements of Loan proceeds, whether at the time of Loan closing/origination or thereafter;

(2)
to designate an individual or individuals with authority to request disbursements of funds from Restricted Accounts (as defined in the Terms and Conditions attached to this Agreement), if applicable; and

(3)	to provide Administrative Agent with specific instructions for wiring or transferring funds on Borrower’s behalf.

Any of the disbursements, wires or transfers described above are referred to herein as a “Disbursement.”

Specific dollar amounts for Disbursements must be provided to Administrative Agent at the time of the applicable Disbursement in the form of a signed closing statement, an email instruction or other written communication, or telephonic request pursuant to 2.5(b) of the Credit Agreement (each, a “Disbursement Request”) from an applicable Authorized Representative (as defined in the Terms and Conditions attached to this Agreement).

A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) all or any portion of a Disbursement is to be transferred to an account or an entity not described in this Agreement or (ii) Borrower wishes to add or remove any Authorized Representatives.

See the Additional Terms and Conditions attached hereto for additional information and for definitions of certain capitalized terms used in this Agreement.

Disbursement of Loan Proceeds at Origination/Closing

Closing Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Closing Disbursement Authorizer”) to disburse Loan proceeds on or about the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Closing Disbursement”):

	Individual’s Name	Title
1.	Charles B. Lebovitz	Chairman of the Board
2.	Stephen D. Lebovitz	President and Chief Executive Officer
3.	Farzana K. Mitchell	Executive Vice President and Chief Financial Officer
4.	Augustus Stephas	Executive Vice President and Chief Operating Officer

Describe Restrictions, if any, on the authority of the Closing Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):
DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”
If there are no restrictions described here, any Closing Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO WIRE TRANSFERS AT ORIGINATION/CLOSING

Permitted Wire Transfers:  Disbursement Requests for the Closing Disbursement(s) to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Closing Exhibit. All wire instructions must be in the format specified on the Closing Exhibit.

Names of Receiving Parties for the Closing Disbursement(s) (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Closing Exhibit)

1.
2.
3.

DELETE FOLLOWING SECTION IF NO DEPOSITS INTO WFB ACCOUNTS AT ORIGINATION/CLOSING

Direct Deposit:  Disbursement Requests for the Closing Disbursement(s) to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:
Wells Fargo Bank, N.A. Deposit Account Number:
Further Credit Information/Instructions:

Disbursements of Loan Proceeds Subsequent to Loan Closing/Origination

Subsequent Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Subsequent Disbursement Authorizer”) to disburse Loan proceeds after the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Subsequent Disbursement”):

	Individual’s Name	Title
1.	Charles B. Lebovitz	Chairman of the Board
2.	Stephen D. Lebovitz	President and Chief Executive Officer
3.	Farzana K. Mitchell	Executive Vice President and Chief Financial Officer
4.	Augustus Stephas	Executive Vice President and Chief Operating Officer

Describe Restrictions, if any, on the authority of the Subsequent Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):
DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”
If there are no restrictions described here, any Subsequent Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT WIRE TRANSFERS ANTICIPATED

Permitted Wire Transfers:  Disbursement Requests for Subsequent Disbursements to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Subsequent Disbursement Exhibit. All wire instructions must be in the format specified on the Subsequent Disbursement Exhibit.

Names of Receiving Parties for Subsequent Disbursements (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Subsequent Disbursement Exhibit)

1.
2.
3.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT DEPOSITS INTO WFB ACCOUNTS ANTICIPATED

Direct Deposit:  Disbursement Requests for Subsequent Disbursements to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:
Wells Fargo Bank, N.A. Deposit Account Number:
Further Credit Information/Instructions:

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

CBL & ASSOCIATES LIMITED PARTNERSHIP
By:    CBL Holdings I, Inc., its sole general partner

By: _________________________________
Name: _____________________________
Title: ______________________________

Additional Terms and Conditions to the Disbursement Instruction Agreement

Definitions. The following capitalized terms shall have the meanings set forth below:

“Authorized Representative” means any or all of the Closing Disbursement Authorizers, Subsequent Disbursement Authorizers and Restricted Account Disbursement Authorizers, as applicable.
“Receiving Bank” means the financial institution where a Receiving Party maintains its account.
“Receiving Party” means the ultimate recipient of funds pursuant to a Disbursement Request.
“Restricted Account” means an account at Wells Fargo Bank, N.A. associated with the Loan to which Borrower’s access is restricted.

Capitalized terms used in these Additional Terms and Conditions to Disbursement Instruction Agreement and not otherwise defined herein shall have the meanings given to such terms in the body of the Agreement.

Disbursement Requests. Except as expressly provided in the Credit Agreement, Administrative Agent must receive Disbursement Requests in writing. Disbursement Requests will only be accepted from the applicable Authorized Representatives designated in the Disbursement Instruction Agreement. Disbursement Requests will be processed subject to satisfactory completion of Administrative Agent’s customer verification procedures. Administrative Agent is only responsible for making a good faith effort to execute each Disbursement Request and may use agents of its choice to execute Disbursement Requests. Funds disbursed pursuant to a Disbursement Request may be transmitted directly to the Receiving Bank, or indirectly to the Receiving Bank through another bank, government agency, or other third party that Administrative Agent considers to be reasonable. Administrative Agent will, in its sole discretion, determine the funds transfer system and the means by which each Disbursement will be made. Administrative Agent may delay or refuse to accept a Disbursement Request if the Disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Administrative Agent or Lenders or prohibited by government authority; (iii) cause Administrative Agent or Lenders to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Administrative Agent or Lenders to violate any applicable law or regulation.

Limitation of Liability. Administrative Agent and Lenders shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s requested Disbursements may be made or information received or transmitted, and no such entity shall be deemed an agent of the Administrative Agent or any Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Administrative Agent’s or any Lender’s control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Administrative Agent, any Lender or Borrower knew or should have known the likelihood of these damages in any situation. Neither Administrative Agent nor any Lender makes any representations or warranties other than those expressly made in this Agreement. IN NO EVENT WILL ADMINISTRATIVE AGENT OR ANY LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY ADMINISTRATIVE AGENT IN GOOD FAITH AN IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

Reliance on Information Provided. Administrative Agent is authorized to rely on the information provided by Borrower or any Authorized Representative in or in accordance with this Agreement when executing a Disbursement Request until Administrative Agent has received a new Agreement signed by Borrower. Borrower agrees to be bound by any Disbursement Request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Administrative Agent in good faith and in compliance with this Agreement, even if not properly authorized by Borrower. Administrative Agent may rely solely (i) on the account number of the Receiving Party, rather than the Receiving Party’s name, and (ii) on the bank routing number of the Receiving Bank, rather than the Receiving Bank’s name, in executing a Disbursement Request. Administrative Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Representative. If Administrative Agent takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized Disbursement Requests, Borrower agrees that, no matter how many times Administrative Agent takes these actions, Administrative Agent will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the Disbursement procedures authorized herein, in the Loan Documents, or in any agreement between Administrative Agent and Borrower.

International Disbursements. A Disbursement Request expressed in US Dollars will be sent in US Dollars, even if the Receiving Party or Receiving Bank is located outside the United States. Administrative Agent will not execute Disbursement Requests expressed in foreign currency unless permitted by the Credit Agreement.

Errors. Borrower agrees to notify Administrative Agent of any errors in the Disbursement of any funds or of any unauthorized or improperly authorized Disbursement Requests within fourteen (14) days after Administrative Agent’s confirmation to Borrower of such Disbursement.

Finality of Disbursement Requests. Disbursement Requests will be final and will not be subject to stop payment or recall; provided that Administrative Agent may, at Borrower’s request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so.

CLOSING EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

SUBSEQUENT DISBURSEMENT EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

RESTRICTED ACCOUNT DISBURSEMENT EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

H-1

EXHIBIT I

FORM OF COMPLIANCE CERTIFICATE

Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Term Loan Agreement.

Pursuant to Section 9.3. of the Term Loan Agreement, the undersigned hereby certifies on behalf of the Borrower to the Administrative Agent and the Lenders that:

1.    (a) The undersigned has reviewed the terms of the Term Loan Agreement and has made a review of the transactions, financial condition and other affairs of the Borrower and its Subsidiaries as of, and during the relevant accounting period ending on, _______________, 20___, and (b) such review has not disclosed the existence during such accounting period, and the undersigned does not have knowledge of the existence, as of the date hereof, of any condition or event constituting a Default or Event of Default except as set forth on Schedule 2 hereto, which accurately describes the nature of the condition(s) or event(s) that constitute (a) Default(s) or (an) Event(s) of Default and the actions which the Borrower (is taking) (is planning to take) with respect to such condition(s) or event(s).

2.    Schedule 1 attached hereto accurately and completely sets forth the calculations required to establish compliance with Section 10.1. of the Term Loan Agreement on the date of the financial statements for the accounting period set forth above.

3.    As of the date hereof, (a) no Default or Event of Default exists other than as set forth on Schedule 2 attached hereto, and (b) the representations and warranties of the Borrower, the Parent and the other Loan Parties contained in the Term Loan Agreement and the other Loan Documents are true and correct in all material respects, except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement or the other Loan Documents.

IN WITNESS WHEREOF, the undersigned has signed this Compliance Certificate on and as of _______________, 20___.

Name:
Title:

Compliance Certificate

Schedule 1

Compliance Certificate

Schedule 2

EXHIBIT J-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

[NAME OF LENDER]
By: _______________________________________________
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT J-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

[NAME OF PARTICIPANT]
By: __________________________________________
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT J-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

[NAME OF PARTICIPANT]
By: __________________________________________
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT J-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Term Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

[NAME OF LENDER]
By: _______________________________________________
Name:
Title:

Date: ________ __, 20[ ]

CONFORMED COPY Including Amendment No. 1, dated as of July 28, 2017 NOT A LEGAL DOCUMENT Loan Number: 1015340

TERM LOAN AGREEMENT

Dated as of October 16, 2015

by and among

CBL & ASSOCIATES LIMITED PARTNERSHIP,
as Borrower,

CBL & ASSOCIATES PROPERTIES, INC.,
as Parent, solely for the limited purposes set forth in Section 13.22.,

THE FINANCIAL INSTITUTIONS PARTY HERETO AND THEIR ASSIGNEES UNDER SECTION 13.6.,
as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATES,
as Administrative Agent,

JPMORGAN CHASE BANK, N.A., PNC BANK, NATIONAL ASSOCIATION, and U.S. BANK NATIONAL ASSOCIATION,
as Co-Syndication Agents

and

CITIZENS BANK, N.A., and REGIONS BANK,
as Documentation Agents

WELLS FARGO SECURITIES, LLC, J.P. MORGAN SECURITIES LLC, PNC CAPITAL MARKETS LLC and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Book Runners

_______________________________________
1 Company to provide updated schedules. This draft does not reflect schedule updates.

THIS TERM LOAN AGREEMENT (this “Agreement”) dated as of October 16, 2015 by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Delaware (the “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a corporation organized under the laws of the State of Delaware (the “Parent”), joining in the execution of this Agreement solely for the limited purposes set forth in Section 13.22., each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 13.6. (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Administrative Agent”) and JPMORGAN CHASE BANK, N.A., PNC BANK, NATIONAL ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION, as Co‑Syndication Agents (each a “Co‑Syndication Agent”) and CITIZENS BANK, N.A., and REGIONS BANK, each as Documentation Agents (each a “Documentation Agent”).
WHEREAS, the Borrower has requested that the Lenders provide a term loan facility for the purposes set forth herein and the Lenders have agreed to do so on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Article I. Definitions
Section 1.1. Definitions.

In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement:
“Additional Costs” has the meaning given that term in Section 5.1.(b).
“Administrative Agent” means Wells Fargo Bank, National Association, as contractual representative of the Lenders under this Agreement, or any successor Administrative Agent appointed pursuant to Section 12.8.
“Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time.
“Affected Lender” has the meaning given that term in Section 5.6.
“Affiliate” means, with respect to any Person, (a) in the case of any such Person which is a partnership or limited liability company, any partner or member in such partnership or limited liability company, respectively, (b) any other Person which is directly or indirectly controlled by, controls or is under common control with such Person or one or more of the Persons referred to in the preceding clause (a), (c) any other Person who is an officer, director, trustee or employee of, or partner in, such Person or any Person referred to in the preceding clauses (a) and (b), (d) any other Person who is a member of the immediate family of such Person or of any Person referred to in the preceding clauses (a) through (c), and (e) any other Person that is a trust solely for the benefit of one or more Persons referred to in clause (d) and of which such Person is sole trustee; provided, however, in no event shall the Administrative Agent or any Lender or any of its or their respective Affiliates be an Affiliate of Borrower, Parent or any other Loan Party. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The Affiliates of a Person shall include any officer or director of such Person. In no event shall the Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower, Parent or any other Loan Party.
“Agreement Date” means the date as of which this Agreement is dated.
“Amendment No. 1” means that certain First Amendment to Term Loan Agreement, dated as of July 28, 2017, by and among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.
“Anchor Redevelopment” means the new square footage of a Property that (a) is or was an anchor store (including, without limitation, Properties formerly operated by Macy’s, Inc., Sears Holdings Corporation, J. C. Penney Company, Inc., Belk, Inc. or Dillard’s Inc., or any of their Affiliates) and (b) is currently under redevelopment for new retail, entertainment, office, medical, multi-family and/or mixed-use space.
“Anti‑Corruption Laws” means all Applicable Laws of any jurisdiction concerning or relating to bribery or corruption, including without limitation, the Foreign Corrupt Practices Act of 1977.
“Anti‑Money Laundering Laws” means any and all Applicable Laws related to the financing of terrorism or money laundering, including without limitation, any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S. C. §§ 5311‑5330 and 12 U.S. C. §§ 1818(s), 1820(b) and 1951‑1959).
“Applicable Law” means all applicable provisions of constitutions, statutes, treaties, rules, guidelines, administrative or judicial precedents or authorities, regulations and orders of any Governmental Authority, including all orders and decrees of all courts, tribunals and arbitrators.
“Applicable Margin” means the percentage rate set forth in the table below corresponding to the level (each, a “Level”) into which the Borrower’s Credit Rating then falls:

Level	Credit Rating	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	A‑/A3/A‑ or better	0.900%	0.000%
2	BBB+/Baa1/BBB+	0.975%	0.000%
3	BBB/Baa2/BBB	1.100%	0.100%
4	BBB‑/Baa3 /BBB‑	1.350%	0.350%
5	Lower than BBB‑/Baa3/BBB‑	1.750%	0.750%

Any change in the Borrower’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 9.4.(l) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice

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required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed. During any period for which the Borrower has received three Credit Ratings which are not equivalent, the Applicable Margin will be determined by (a) the highest Credit Rating if the highest Credit Rating and the second highest Credit Rating differ by only one Level or (b) the average of the two highest Credit Ratings if they differ by two or more Levels (unless the average is not a recognized Level, in which case the Applicable Margin will be based on the Credit Rating one Level below the Level corresponding to the highest Credit Rating). During any period for which the Borrower has received only two Credit Ratings and such Credit Ratings are not equivalent, the Applicable Margin will be determined by (i) the highest Credit Rating if they differ by only one Level or (ii) the average of the two Credit Ratings if they differ by two or more Levels (unless the average is not a recognized Level, in which case the Applicable Margin will be based on the Credit Rating one Level below the Level corresponding to the higher Credit Rating). During any period for which the Borrower has received no Credit Rating from Fitch, if the Borrower also ceases to have a Credit Rating from one of S&P or Moody’s, then the Applicable Margin shall be determined based on the remaining such Credit Rating. Notwithstanding any Credit Rating from Fitch, during any period in which neither S&P nor Moody’s has provided a Credit Rating corresponding to Level 4 or better to the Borrower, the Applicable Margin shall be determined based on Level 5.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of any entity that administers or manages a Lender.
“Assignment and Assumption” means an Assignment and Assumption Agreement among a Lender, an Eligible Assignee and the Administrative Agent, substantially in the form of Exhibit A.
“Bail‑In Action” means the exercise of any Write‑Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail‑In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail‑In Legislation Schedule.
“Bankruptcy Code” means the Bankruptcy Code of 1978, as amended.
“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) the LIBOR Market Index Rate plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or the LIBOR Market Index Rate (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable).
“Base Rate Loan” means a Loan bearing interest at a rate based on the Base Rate.
“Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.
“Borrower” has the meaning set forth in the introductory paragraph hereof and shall include the Borrower’s successors and permitted assigns.

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“Business Day” means (i) a day of the week (but not a Saturday, Sunday or holiday) on which the offices of the Administrative Agent in Minneapolis, Minnesota are open to the public for carrying on substantially all of the Administrative Agent’s business functions, and (ii) if such day relates to a LIBOR Loan, any such day that is also a day on which dealings in Dollars are carried on in the London interbank market. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.
“Capitalization Rate” means (a) 6.50% for a Property having average sales per square foot of more than $500 for the period of 12 consecutive months most recently ending and (b) 7.50% for any other Property.
“Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use) to pay rent or other amounts, in each case that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date.
“Capital Reserves” means, for any period and with respect to any Property, an amount equal to (a) the aggregate square footage of all completed space of such Property owned by the Borrower or any of its Subsidiaries times (b) $0.20 times (c) the number of days in such period divided by (d) 365. If the term Capital Reserves is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and the applicable Ownership Shares of all Properties of all Unconsolidated Affiliates.
“Cash Equivalents” means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short term commercial paper rating of at least A‑2 or the equivalent by S&P or at least P 2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A‑2 or the equivalent thereof by S&P or at least P 2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $500,000,000 and at least eighty‑five percent (85%) of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.
“Compliance Certificate” has the meaning given that term in Section 9.3.
“Continue”, “Continuation” and “Continued” each refers to the continuation of a LIBOR Loan from one Interest Period to another Interest Period pursuant to Section 2.7.
“Convert”, “Conversion” and “Converted” each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.8.

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“Credit Event” means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Loan and (c) the Continuation of a LIBOR Loan.
“Credit Rating” means the rating assigned by a Rating Agency to the senior unsecured long term Indebtedness of a Person.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect.
“Default” means any of the events specified in Section 11.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.
“Defaulting Lender” means, subject to Section 3.9.(c), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail‑In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9.(c)) upon delivery of written notice of such determination to the Borrower and each Lender.
“Derivatives Contract” means (a) any transaction (including any master agreement, confirmation or other agreement with respect to any such transaction) now existing or hereafter entered into by the Parent, the Borrower or any of their respective Subsidiaries (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor

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transaction, collar transaction, currency swap transaction, cross‑currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell‑back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, and (b) any combination of these transactions.
“Derivatives Support Document” means (i) any Credit Support Annex comprising part of (and as defined in) any Specified Derivatives Contract, and (ii) any document or agreement pursuant to which cash, deposit accounts, securities accounts or similar financial asset collateral are pledged to or made available for setoff by, a Specified Derivatives Provider, including any banker’s lien or similar right, securing or supporting Specified Derivatives Obligation.
“Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then‑current mark‑to‑market value for such Derivatives Contracts, determined based upon one or more mid‑market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Lender, any Specified Derivatives Provider or any Affiliate of any thereof).
“Development Property” means a Property currently under development that has not achieved an Occupancy Rate of eighty‑five percent (85%) or more (or, for purposes of the definition of Unencumbered Asset Value, in the case of any Anchor Redevelopment, that does not have executed leases for seventy-five percent (75%) or more of the square footage of such Property) or, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed. The term “Development Property” shall include real property of the type described in the immediately preceding sentence that satisfies both of the following conditions: (i) it is to be (but has not yet been) acquired by the Borrower, any Subsidiary or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition and (ii) a third party is developing such property using the proceeds of a loan that is Guaranteed by, or is otherwise recourse to, the Parent, the Borrower, any Subsidiary or any Unconsolidated Affiliate. A Development Property on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been completed for at least fifteen (15) months shall cease to constitute a Development Property notwithstanding the fact that such Property has not achieved an Occupancy Rate of at least eighty‑five percent (85%) (or, for purposes of the definition of Unencumbered Asset Value, in the case of any Anchor Redevelopment, executed leases for at least seventy-five percent (75%) of the square footage of such Property).
“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit H to be executed and delivered by the Borrower pursuant to Section 2.10., as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent.

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“Dollars” or “$” means the lawful currency of the United States of America.
“EBITDA” means, with respect to a Person, for any period and without duplication, the sum of (a) net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization expense (less depreciation and amortization expense allocable to non‑controlling interest in Subsidiaries of the Borrower for such period); (ii) interest expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including without limitation, gains and losses from the sale of operating Properties; and (v) equity in net income (loss) of its Unconsolidated Affiliates plus (b) such Person’s Ownership Share of EBITDA of Unconsolidated Affiliates for such period. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805. For purposes of this definition, nonrecurring items shall be deemed to include (v) abandoned projects, (w) impairments and other non‑cash charges, (x) gains and losses on early extinguishment of Indebtedness, (y) cash or non‑cash severance and other non‑cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means the later of (a) the Agreement Date and (b) the date on which all of the conditions precedent set forth in Section 6.1. shall have been fulfilled or waived in accordance with the provisions of Section 13.7.
“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless a Default or Event of Default exists, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries or any Defaulting Lender or its Affiliates.
“Eligible Property” means a Property which satisfies all of the following requirements as confirmed by the Administrative Agent: (a) such Property is wholly owned in fee simple (or with the consent of the Requisite Lenders, leased under a Ground Lease) by the Borrower or a Wholly Owned Subsidiary (which Subsidiary shall be a Guarantor if required pursuant to the provisions of Section 8.14.(a) or shall be the Management Company or any Wholly Owned Subsidiary of the Management Company); (b) such Property is located in a State of the United States of America or in the District of Columbia; (c) neither such Property, nor any interest of the Borrower or any Subsidiary therein, nor, if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term) or (ii) any Negative Pledge (other than Permitted Negative Pledges); (d) regardless

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of whether such Property is owned (or with the consent of the Requisite Lenders, leased under a Ground Lease) by the Borrower or a Wholly Owned Subsidiary, the Borrower has the right directly, or indirectly through a Wholly Owned Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; and (e) to Borrower’s knowledge, such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property. The initial list of Eligible Properties shall be provided by the Borrower to the Administrative Agent and the Lenders on the Agreement Date in the Officer’s Certificate. For the avoidance of doubt, no Property owned or leased by an Excluded Subsidiary (other than the Management Company or any Wholly Owned Subsidiary of the Management Company) shall be an “Eligible Property” hereunder.
“Environmental Laws” means any Applicable Law relating to environmental protection or the manufacture, storage, remediation, disposal or clean‑up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S. C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S. C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S. C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S. C. § 9601 et seq.; National Environmental Policy Act, 42 U.S. C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment.
“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or non‑voting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.
“EU Bail‑In Legislation Schedule” means the EU Bail‑In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Eurodollar Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

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“Event of Default” means any of the events specified in Section 11.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied.
“Excluded Subsidiary” means (a) any Subsidiary of the Borrower that (x)(i) holds title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary or (ii) owns, directly or indirectly, any Equity Interests in a Subsidiary or Unconsolidated Affiliate holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary or Unconsolidated Affiliate and (y) in the case of any such Subsidiary under clause (a)(x)(ii), (1) is prohibited from Guaranteeing the Indebtedness of any other Person pursuant to (i) any document, instrument or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents, which was included in such Subsidiary’s organizational documents as a condition to the incurrence of such Secured Indebtedness or (2) does not own any Specified Equity Interests, (b) any Subsidiary of the Borrower (other than a Wholly Owned Subsidiary of the Borrower) that is prohibited from Guaranteeing the Indebtedness of any other Person pursuant to a provision of such Subsidiary’s organizational documents as in effect as of the Agreement Date, (c) 2030 Insurance, LLC and 2030 Insurance Protected Cell Series 2013‑45 of Picasso Insurance, LLC, in each case solely to the extent such Subsidiary continues to be in the business of insurance services of the type in which it is engaged as of the Agreement Date and (d) the Management Company and any of its Wholly Owned Subsidiaries.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Term Loan or Term Loan Commitment pursuant to an Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Term Loan or Term Loan Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6.) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10., amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10.(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Existing 2013 Term Loan Agreement” means that certain Term Loan Agreement, dated as of July 30, 2013, by and among the Borrower, the Parent, the lenders parties thereto from time to time and Wells Fargo Bank, National Association, as administrative agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).
“Existing Facilities” means, individually and collectively, each of the Existing Ninth Amended Agreement, the Existing Fourth Amended Agreement, the Existing 2013 Term Loan Agreement and the Existing First Tennessee Agreement.
“Existing First Tennessee Agreement” means that certain Amended and Restated Loan Agreement, dated February 22, 2013, by and among the Borrower, the Parent, the lenders parties thereto from time to time and First Tennessee Bank, National Association, as administrative agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).
“Existing Fourth Amended Agreement” means that certain Fourth Amended and Restated Credit Agreement, dated as of October 16, 2015, by and among the Borrower, the Parent, the lenders parties thereto

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from time to time and Wells Fargo Bank, National Association, as administrative agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).
“Existing Ninth Amended Agreement” means that certain Ninth Amended and Restated Credit Agreement, dated as of October 16, 2015, by and among the Borrower, the Parent, the lenders parties thereto from time to time and Wells Fargo Bank, National Association, as administrative agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).
“Extension Notice” has the meaning given that term in Section 2.12.
“Fair Market Value” means, (a) with respect to a security listed on a national securities exchange or the NASDAQ National Market, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be expected to be negotiated in an arm’s‑length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(i) of the Internal Revenue Code.
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent; provided, that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Fee Letters” means, collectively (i) that certain fee letter dated as of September 21, 2015, by and between the Borrower and the Administrative Agent, (ii) that certain fee letter dated as of September 21, 2015, by and among the Borrower, J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A. and (iii) that certain fee letter dated as of September 21, 2015, by and between the Borrower and U.S. Bank National Association.
“Fees” means the fees and commissions provided for or referred to in Section 3.5. and any other fees payable by the Borrower hereunder, under any other Loan Document or under the Fee Letters.
“Fitch” means Fitch Ratings, a majority‑owned Subsidiary of Fimalac, S.A. and its successors.
“Fixed Charges” means, with respect to a Person and for a given period, without duplication, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all regularly scheduled principal payments on Indebtedness payable by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness). The Parent’s Ownership Share of the Fixed Charges of Unconsolidated Affiliates will be included when determining the Fixed Charges of the Parent.

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“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“Funds From Operations” means, with respect to a Person and for a given period, net income (computed in accordance with GAAP), excluding gains (or losses) on sales of operating properties, plus depreciation, amortization, and after adjustments for unconsolidated partnerships, joint ventures and minority interests. Adjustments for unconsolidated partnerships and joint ventures are calculated on the same basis. For purposes of this Agreement, Funds From Operations shall be calculated consistent with the definition of “Funds From Operations” as set forth in the Parent’s Form 10‑Q for the second quarter of Fiscal Year 2015 as filed with the Securities and Exchange Commission, as such definition may be modified with the prior approval of Requisite Lenders.
“GAAP” means accounting principles generally accepted in the United States of America as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity including, without limitation, the Securities and Exchange Commission, as may be approved by a significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination.
“General Partner” means CBL Holdings I, Inc., a Delaware corporation, and a Wholly Owned Subsidiary of the Parent and the sole general partner of Borrower, and shall include the General Partner’s successors and permitted assigns.
“Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.
“Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi‑governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity that has the right to govern any of the parties to this Agreement (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.
“Ground Lease” means a ground lease containing the following terms and conditions: (a) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (b) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (c) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (d) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.
“Guarantors” means, individually and collectively, as the context shall require: (i) the Parent, (ii) any Subsidiary that becomes a Guarantor pursuant to the terms of Section 8.14. and (iii) any Subsidiary that elects to become a Guarantor.

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“Guaranty”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of non‑performance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of non‑performance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, “Guaranty” shall also mean each guaranty executed and delivered pursuant to Section 6.1. or 8.14. and substantially in the form of Exhibit B.
“Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP” toxicity, or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; (e) toxic mold; and (f) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.
“ICE” has the meaning given that term in the definition of the term “LIBOR”.
“Incremental Term Loan” has the meaning assigned to such term in Section 2.11.
“Incremental Term Loan Amendment” has the meaning assigned to such term in Section 2.11.
“Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed or for the deferred purchase price of property or services (excluding trade debt incurred in the ordinary course of business); (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit (but only to the extent of any outstanding balance), (ii) evidenced by bonds, debentures, notes or similar instruments (but only to the extent such debt is not otherwise included in Indebtedness), or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off‑Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding

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agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (h) net obligations under any Derivatives Contract not entered into as a hedge against then existing Indebtedness (which shall be deemed to have an amount equal to the Derivatives Termination Value thereof at such time but in no event shall be less than zero); (i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non‑recourse liability); (j) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; and (k) such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person. Indebtedness of any Person shall include Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s Ownership Share of such partnership or joint venture (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of the Indebtedness shall be included as Indebtedness of such Person). All Loans shall constitute Indebtedness of the Borrower.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes.
“Intellectual Property” has the meaning given that term in Section 7.1.(s).
“Interest Expense” means, with respect to any Person, for any period, without duplication, (a) total interest expense of such Person (including, without limitation, capitalized interest not funded under a construction loan interest reserve account, interest expense attributable to Capitalized Lease Obligations, letter of credit fees, and interest expense with respect to any Indebtedness in respect of which such Person is wholly or partially liable whether pursuant to any repayment, interest carry, performance guaranty or otherwise) determined on a consolidated basis in accordance with GAAP for such period, plus (b) such Person’s Ownership Share of Interest Expense of Unconsolidated Affiliates for such period.
“Interest Period” means with respect to each LIBOR Loan, each period commencing on the date such LIBOR Loan is made, or in the case of the Continuation of a LIBOR Loan the last day of the preceding Interest Period for such Loan, and ending on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Maturity Date, such Interest Period shall end on the Maturity Date and (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the immediately following Business Day (or, if such immediately following Business Day falls in the next calendar month, on the immediately preceding Business Day).
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
“Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital

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contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“Joint Lead Arrangers” means each of Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, PNC Capital Markets LLC and U.S. Bank National Association, each in such capacity, together with their respective successors and assigns.
“Lender” means each financial institution from time to time party hereto as a “Lender”, together with its respective successors and permitted assigns; provided, however, that the term “Lender”, except as otherwise expressly provided herein, shall not include any Lender (or its Affiliates) in its capacity as a Specified Derivatives Provider. With respect to matters requiring the consent or approval of all Lenders at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and, for voting purposes only, “all Lenders” shall be deemed to mean “all Lenders other than Defaulting Lenders”.
“Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.
“Level” has the meaning given that term in the definition of the term “Applicable Margin.”
“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate as set by the ICE Benchmark Administration (“ICE”) (or the successor thereto if ICE is no longer making such rate available) for deposits in U.S. dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the Eurodollar Reserve Percentage. If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in U.S. dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period; provided that if as so determined LIBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Any change in the maximum rate of reserves described in the preceding clause (ii) shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.
“LIBOR Loan” means a Loan bearing interest at a rate based on LIBOR, but excluding any Base Rate Loan.
“LIBOR Market Index Rate” means, for any day, LIBOR as of that day that would be applicable for a LIBOR Loan having a one‑month Interest Period determined at approximately 10:00 a.m. Central time for such day (rather than 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period as otherwise provided in the definition of “LIBOR”), or if such day is not a Business Day,

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the immediately preceding Business Day. The LIBOR Market Index Rate shall be determined on a daily basis.
“Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases or rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income, rents or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; (c) the filing of any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9‑505 (or a successor provision) of the Uniform Commercial Code or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien; and (d) any agreement by such Person to grant, give or otherwise convey any of the foregoing.
“Limited Subsidiary” means any Subsidiary of the Parent that, directly or indirectly, owns (a) any Equity Interest in any Loan Party or (ii) any Specified Equity Interests.
“Loan” means a Term Loan.
“Loan Document” means this Agreement, each Note, the Parent Guaranty, each Guaranty, if any, and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement (other than the Fee Letters and any Specified Derivatives Contract).
“Loan Party” means each of the Borrower, each Guarantor, the General Partner and each other Person who guarantees all or a portion of the Obligations. Part I of Schedule 7.1.(b) sets forth the Loan Parties in addition to the Borrower as of the Agreement Date. For purposes of clarity, any Person which is a Loan Party solely by virtue of having Guaranteed all or a portion of the Obligations shall cease to be a Loan Party upon the release of such Person from all of its obligations under such Guaranty.
“Management Company” means CBL & Associates Management, Inc., a Delaware corporation, or any other Person that succeeds to the obligations of CBL & Associates Management, Inc. to manage the Properties, together with its successors and permitted assigns.
“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests, or, at the election of the Borrower, in exchange for cash); in each case, on or prior to the Maturity Date.

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“Material Adverse Effect” means a materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of the Borrower and its Subsidiaries, or the Parent and its Subsidiaries, in either case taken as a whole, (b) the ability of the Borrower, any other Loan Party or the Parent to perform its obligations under any Loan Document to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders and the Administrative Agent under any of the Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.
“Material Contract” means any contract or other arrangement relating to a Property (other than Loan Documents and Specified Derivatives Contracts), whether written or oral, to which the Borrower, any Subsidiary or any other Loan Party is a party as to which the breach, non‑performance, cancellation or failure to renew by any party to such contract or other arrangement could reasonably be expected to have a Material Adverse Effect.
“Material Plan” means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $1,000,000.
“Material Subsidiary” means any Subsidiary having assets with a Fair Market Value greater than or equal to $10,000,000.
“Maturity Date” means October 16, 2017, as such date may be extended pursuant to Section 2.12.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made or to be made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.
“Mortgage Receivable” means Indebtedness secured by Mortgages in favor of the Borrower or any Subsidiary, so long as, for purposes of the definition of Unencumbered Asset Value, (i) the mortgagor or grantor with respect to such Mortgage Receivable is not delinquent more than 60 days in interest and principal payments thereunder and (ii) such Mortgage Receivable shall not have a debt yield below 9.0% (and for purposes of this definition, the term “debt yield” means debt service received divided by the outstanding Mortgage Receivable balance).
“Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five (5) year period.
“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document or Specified Derivatives Contract) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.
“Net Operating Income” or “NOI” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other

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revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance but excluding pre‑paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid (excluding interest) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses of the Parent and its Subsidiaries and any property management fees) minus (c) the Capital Reserves for such Property as of the end of such period minus (d) an imputed management fee in the amount of three percent (3%) of the aggregate base rents and percentage rents received for such Property for such period.
“Non‑Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non‑Recourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non‑recourse liability in a form reasonably acceptable to the Administrative Agent) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.
“Note” means a promissory note of the Borrower substantially in the form of Exhibit G, payable to the order of a Lender in a principal amount equal to the amount of such Lender’s Term Loan Commitment.
“Notice of Borrowing” means a notice substantially in the form of Exhibit C (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.1.(b) evidencing the Borrower’s request for a borrowing of Term Loans.
“Notice of Continuation” means a notice substantially in the form of Exhibit D (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.7. evidencing the Borrower’s request for the Continuation of a LIBOR Loan.
“Notice of Conversion” means a notice substantially in the form of Exhibit E (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.8. evidencing the Borrower’s request for the Conversion of a Loan from one Type to another Type.
“Obligations” means, individually and collectively, without duplication: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans and (b) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower or any of the other Loan Parties owing to the Administrative Agent or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. For the avoidance of doubt, “Obligations” shall not include Specified Derivatives Obligations.
“Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable owned square footage of such Property actually occupied by tenants

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(unless due to a temporary cessation of business, or tenants scheduled to open within the next one hundred twenty (120) days) that are not affiliated with the Borrower and paying rent, pursuant to binding leases as to which no monetary default has occurred and has continued unremedied for one hundred twenty (120) or more days to (b) the aggregate owned net rentable square footage of such Property.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Off‑Balance Sheet Obligations” means liabilities and obligations of the Parent, the Borrower, any Subsidiary or any other Person in respect of “off‑balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S‑K promulgated under the Securities Act) which the Parent would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Parent’s report on Form 10‑Q or Form 10‑K (or their equivalents) which the Parent is required to file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor).
“Officer’s Certificate” means a certificate from a Senior Officer of the Parent certifying (i) the “Eligible Properties”, (ii) each Subsidiary owning a direct interest in each Eligible Property and (iii) the “Excluded Subsidiaries”, in each case, as of the Agreement Date.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6.).
“Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) subject to compliance with Section 9.4.(k), such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation or formation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate.
“Parent” has the meaning set forth in the introductory paragraph hereof and shall include the Parent’s successors and permitted assigns.
“Parent Guaranty” means the Parent Guaranty executed and delivered by the Parent in favor of the Administrative Agent and the Lenders and substantially in the form of Exhibit F.
“Participant” has the meaning given that term in Section 13.6.(d).
“PBGC” means the Pension Benefit Guaranty Corporation and any successor agency.

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“Permitted Liens” means, with respect to any asset or property of a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws), (b) the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are not at the time required to be paid or discharged under Section 8.6; (c) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (d) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of such Person; (e) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (f) Liens in favor of the Administrative Agent for its benefit and the benefit of the Lenders, each Specified Derivatives Provider; (g) Liens in existence on the Agreement Date and set forth in Schedule 1.1. hereto and (h) Liens in favor of the Borrower.
“Permitted Negative Pledge” means (a) any Negative Pledge permitted under this Agreement, (b) any Negative Pledge under an Existing Facility on terms and conditions not more restrictive than those set forth herein and (c) any other Negative Pledge subject to an equal and ratable Lien in favor of the holders of any Unsecured Indebtedness in connection with the pledge of any property or asset to secure the Obligations in favor of the Administrative Agent.
“Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other non‑governmental entity, or any Governmental Authority.
“Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five (5) years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.
“Post‑Default Rate” means, in respect of any Event of Default resulting from the principal of any Loan not being paid when due, the rate otherwise applicable plus an additional five percent (5%) per annum and with respect to any Event of Default resulting from any other Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise) or any other Event of Default, a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans plus five percent (5%) per annum.
“Preferred Stock” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.
“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

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“Principal Office” means the office of the Administrative Agent located at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402‑1916, or such other office as the Administrative Agent may notify the Borrower.
“Principals” means (a) Charles B. Lebovitz, Ben S. Landress, Stephen Lebovitz, Michael Lebovitz, Alan Lebovitz, Augustus N. Stephas and/or Farzana Khaleel, (b) any of such individual’s immediate family members consisting of his spouse and his lineal descendants (whether natural or adopted), (c) a trust, partnership or other similar entity of which any of the Persons identified in either of the immediately preceding clauses (a) or (b) are the sole beneficiaries of all of the interest therein, and (d) any Subsidiary of any of the Persons identified in any of the immediately preceding clauses (a) through (c), so long as any of the individuals identified in the immediately preceding clause (a) owns or controls at least ten percent (10%) of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency).
“Property” means a parcel (or group of related parcels) of real property developed (or to be developed) by the Borrower, any Subsidiary or any Unconsolidated Affiliate.
“Property Management Agreements” means, collectively, all agreements entered into by the Borrower, any other Loan Party or any Subsidiary pursuant to which the Borrower, such other Loan Party or such Subsidiary engages a Person to advise it with respect to the management of a given Property and/or to manage a given Property.
“Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a) the amount of such Lender’s Term Loan Commitment to (b) the aggregate amount of the Term Loan Commitments of all Lenders; provided, however, that if at the time of determination the Term Loan Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the ratio, expressed as a percentage of (A) the sum of the unpaid principal amount of all outstanding Term Loans owing to such Lender as of such date to (B) the sum of the aggregate unpaid principal amount of all outstanding Term Loans of all Lenders as of such date.
“Purchase Money Advances” means Indebtedness in favor of the Borrower or any Subsidiary which has been advanced to a bona fide third party in connection with an arm’s length sale by the Borrower or any Subsidiary of a Property to the respective third party.
“Rating Agency” means Fitch, S&P or Moody’s.
“Recipient” means (a) the Administrative Agent and (b) any Lender, as applicable.
“Recourse Indebtedness” means any Indebtedness of a Person that is not Non‑Recourse Indebtedness.
“Register” has the meaning given that term in Section 13.6.(c).
“Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity ratios or

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requirements. Notwithstanding anything herein to the contrary, (a) the Dodd‑Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change,” regardless of the date enacted, adopted or issued.
“REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Internal Revenue Code.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Requisite Lenders” means, as of any date, (a) Lenders having more than fifty‑one percent (51%) of the aggregate amount of the Term Loan Commitments or (b) if the Lenders’ Term Loan Commitments have been terminated or reduced to zero, Lenders holding more than fifty‑one percent (51%) of the principal amount of the aggregate outstanding Term Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and the Pro Rata Shares shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders and (ii) at all times when two (2) or more Lenders are party to this Agreement (excluding Defaulting Lenders), the term “Requisite Lenders” shall in no event mean less than two (2) Lenders.
“Restricted Payment” means: (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Parent or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Equity Interest to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Parent or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Parent or any of its Subsidiaries now or hereafter outstanding.
“Retail Properties” means a Property developed and operated for retail use or mixed‑use.
“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financing Services LLC business, and its successors.
“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions‑related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of

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Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom or any other relevant Governmental Authority.
“Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any property, and in the case of the Parent, shall include (without duplication), the Parent’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates.
“Securities Act” means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.
“Senior Officer” means the Chairman, CEO and President, an Executive Vice President, Vice President ‑ Finance, Vice President ‑ Accounting, the Chief Operating Officer, the Chief Legal Officer or the Chief Financial Officer of the Borrower, the General Partner or the Parent.
“Significant Subsidiary” means an Subsidiary which has assets having an aggregate book value in excess of five percent (5%) of Total Asset Value.
“Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.
“Specified Derivatives Contract” means any Derivatives Contract, together with any Derivatives Support Document relating thereto, that is made or entered into at any time, or in effect at any time now or hereafter, which relate to the Obligations, whether as a result of an assignment or transfer or otherwise, between the Borrower or any Loan Party and any Specified Derivatives Provider.
“Specified Derivatives Obligations” means all indebtedness, liabilities, obligations, covenants and duties of the Borrower or its Subsidiaries under or in respect of any Specified Derivatives Contract, whether direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, and whether or not evidenced by any written confirmation.
“Specified Derivatives Provider” means any Lender, or any Affiliate of a Lender that is a party to a Derivatives Contract at the time the Derivatives Contract is entered into (regardless whether such counterparty subsequently ceases to be a Lender or an Affiliate of a Lender).
“Specified Equity Interests” has the meaning given that term in Section 10.2.(b).
“Specified Properties” means, collectively, Hamilton Place Sears, Hamilton Place Corner, The Shoppes at Hamilton Place, Hamilton Place Regal Cinema, Golfsmith, Forum at Grandview, and The Promenade at D’Iberville.
“Subordinated Debt” means Indebtedness for money borrowed of the Borrower or any of its Subsidiaries that is subordinated in right of payment and otherwise to the Loans, the other Obligations and the Specified Derivatives Obligations, if any, in a manner satisfactory to the Administrative Agent in its sole and absolute discretion.

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“Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP, and unless the context shall dictate otherwise, the term shall mean a Subsidiary of the Parent.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Tenant Lease” means any lease entered into by the Borrower, any Loan Party or any Subsidiary with respect to any portion of a Property.
“Term Loan” means a loan made by a Lender to the Borrower pursuant to Section 2.1.(a).
“Term Loan Commitment” means, as to each Lender, such Lender’s obligation to make Term Loans pursuant to Section 2.1. in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Lender’s “Term Loan Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Lender becoming a party hereto in accordance with Section 2.11., as the same may be increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 13.6. or increased as appropriate to reflect any increase effected in accordance with Section 2.11.
“Term Loan Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Term Loans.
“Third Party Affiliate” means any Person which owns any interest in Parent, Borrower or any Subsidiary or Unconsolidated Affiliate of Borrower, but which Person is neither a Senior Officer nor a Subsidiary of Borrower.
“Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way, but including any escrow deposits for real estate taxes, insurance, tenant allowances and capital expenditures); plus (b) the quotient of (i) EBITDA of the Parent and its Subsidiaries calculated for the immediately preceding period of four (4) consecutive fiscal quarters for (x) Properties owned for four (4) or more quarters and (y) Properties owned for fewer than four (4) quarters that have achieved an Occupancy Rate of eighty‑five percent (85%) or more, calculated on an annualized basis (excluding EBITDA attributable from assets in (c), (d), (e), (f), (g), (h) and (i) below), divided by (ii) the Capitalization Rate; provided that, for purposes of calculating Total Asset Value only, “EBITDA” may include straight line rent leveling adjustments; plus (c) the undepreciated GAAP book value of Properties acquired during the four (4) fiscal quarters most recently ended; plus (d) the GAAP book value of all Development Properties; plus (e) the GAAP book value of Unimproved Land, plus (f) the GAAP book value of Mortgages Receivable and Purchase Money Advances; plus (g) the GAAP book value of Equity Interests; plus (h) with respect to any purchase obligation, repurchase obligation or forward commitment evidenced by a binding contract included when determining the Indebtedness of the Parent and its Subsidiaries, the reasonably determined value of any amount that would be payable, or property that would be transferable, to the Parent or any

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Subsidiary as if such contract were closed as of such date; plus (i) to the extent not included in the immediately preceding clauses (a) through (h), the value of any real property owned by a Subsidiary (that is not a Wholly Owned Subsidiary) of the Borrower or an Unconsolidated Affiliate of the Borrower (such Subsidiary or Unconsolidated Affiliate being a “JV”), to the extent the Borrower or a Subsidiary guarantees the Indebtedness of any JV in an amount in excess of its ownership ratio in such JV, provided that if such Indebtedness is paid by the Borrower or a Subsidiary of the Borrower, then the Borrower or a Subsidiary of the Borrower shall automatically acquire, without the necessity of any further payment or action, all Equity Interests in such JV not owned by the Borrower or any Subsidiary. The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets. EBITDA attributable to Properties disposed of during the fiscal quarter ending immediately prior to any date of determination of Total Asset Value shall not be included in the calculation of Total Asset Value. Notwithstanding the foregoing, for purposes of determining Total Asset Value, to the extent the amount of Total Asset Value attributable to Properties leased under Ground Leases would exceed ten percent (10%) of Total Asset Value, such excess shall be excluded.
“Total Budgeted Cost” means, with respect to a Development Property, and at any time, the aggregate amount of all costs budgeted to be paid, incurred or otherwise expended or accrued by the Borrower, a Subsidiary or an Unconsolidated Affiliate with respect to such Property to achieve an Occupancy Rate of one hundred percent (100%), including without limitation, all amounts budgeted with respect to all of the following: (a) acquisition of land and any related improvements; (b) a reasonable and appropriate reserve for construction interest; (c) a reasonable and appropriate operating deficit reserve; (d) tenant improvements, (e) leasing commissions and (f) other hard and soft costs associated with the development or redevelopment of such Property; provided, however, Total Budgeted Cost shall be reduced by cash actually received by Borrower, such Subsidiary or such Unconsolidated Affiliate as a result of governmental reimbursements or in connection with the sale of outparcels. With respect to any Property to be developed in more than one phase, the Total Budgeted Cost shall exclude budgeted costs (other than costs relating to acquisition of land and related improvements) to the extent relating to any phase for which (i) construction has not yet commenced and (ii) a binding construction contract has not been entered into by the Borrower, any other Subsidiary or any Unconsolidated Affiliate, as the case may be.
“Total Indebtedness” means all Indebtedness of the Parent and its Ownership Share of all Indebtedness of all of its Subsidiaries.
“Type” with respect to any Loan, refers to whether such Loan or portion thereof is a LIBOR Loan or a Base Rate Loan.
“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds, either directly or indirectly through one or more Subsidiaries, an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.
“Unencumbered Asset Value” means the sum, without duplication, of:
(1) (a) (i) the sum of (x) the NOI (excluding NOI attributable to Development Properties) for Eligible Properties owned for four (4) or more quarters for the immediately preceding period of four (4) consecutive fiscal quarters plus (y) the NOI (excluding NOI attributable to Development Properties) for Eligible Properties owned for less than four (4) quarters that have achieved an Occupancy Rate of eighty‑five percent (85%) or more, calculated on an annualized basis, divided by (ii) the Capitalization

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Rate, plus (b) the undepreciated GAAP book value of all Eligible Properties acquired during the four (4) fiscal quarters most recently ended, plus (c) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way), plus (d) the GAAP book value of Unimproved Land (which meets the requirements for Eligible Property) that is not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge (other than Permitted Negative Pledges), plus (e) the GAAP book value of Mortgage Receivables owned by the Borrower or any wholly‑owned Subsidiary that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge (other than Permitted Negative Pledges), plus (f) [Reserved], plus (g) the undepreciated GAAP book value of Development Properties (which meets the requirements for Eligible Property) that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge (other than Permitted Negative Pledges), plus (h) [Reserved], plus
(2) with respect to Properties that would constitute Eligible Properties but that are owned or leased by non‑wholly‑owned Subsidiaries or Unconsolidated Affiliates, Borrower’s Ownership Share of the sum of (a) value, calculated as in clause (1)(a) above, of such Properties that are not subject to any Lien or Negative Pledge, plus (b) the undepreciated GAAP book value of all such Properties acquired during the four (4) fiscal quarters most recently ended, plus (c) the GAAP book value of Unimproved Land that is not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge (other than Permitted Negative Pledges), plus (d) the undepreciated GAAP book value of Development Properties that are not subject to any Lien (other than Permitted Liens (but not Permitted Liens described in clause (g) of the definition of that term)) or any Negative Pledge (other than Permitted Negative Pledges). Notwithstanding the above, the percentage of Unencumbered Asset Value attributable to Properties subject to a Ground Lease will not exceed ten percent (10%) of the Unencumbered Asset Value.
For purposes of this definition:
(i)to the extent the Unencumbered Asset Value attributable to clause (1)(d) and 2(c) in the aggregate would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded;

(ii)to the extent the Unencumbered Asset Value attributable to clause (1)(e) would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded;

(iii)to the extent the Unencumbered Asset Value attributable to clause (1)(g) and (2)(d) in the aggregate would exceed the lesser of $150,000,000 and three percent (3%) of the Unencumbered Asset Value, such excess shall be excluded;

(iv)to the extent the Unencumbered Asset Value attributable to clause (2) (exclusive of the Unencumbered Asset Value of the Specified Properties) would exceed the lesser of $350,000,000 and ten percent (10%) of the Unencumbered Asset Value, such excess shall be excluded;

(v)to the extent the Unencumbered Asset Value attributable to the sum of clauses (d), (e), and (g) of clause (1) and clause (2) in the aggregate would exceed twenty percent (20%) of the Unencumbered Asset Value, such excess shall be excluded; and

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(vi)to the extent the Unencumbered Asset Value attributable to hotel and office properties would exceed five percent (5%) of the Unencumbered Asset Value, such excess shall be excluded.

“Unencumbered NOI” means, for any period, the sum of NOI from (i) all Eligible Properties plus (ii) Borrower’s Ownership Share of NOI of any non‑wholly owned Properties to the extent such Properties are included in the calculation of Unencumbered Asset Value and are not subject to any Lien or any Negative Pledge (other than Permitted Negative Pledges).
“Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (a) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (b) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.
“Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred and for which no development is scheduled in the following twelve (12) months; provided, however, the term Unimproved Land shall not include (a) raw land subject to a Ground Lease under which the Borrower or a Subsidiary is the lessor and a Person not an Affiliate is the lessee, (b) any Development Property, (c) unimproved real estate acquired within the prior eighteen (18) months that will become a Development Property within eighteen (18) months of its acquisition (the Borrower acknowledging that if such Property does not become a Development Property within said eighteen (18) months period, such Property shall thereafter be considered unimproved real estate for purposes of this definition unless and until such Property in fact becomes a Development Property), (d) land subject to a binding contract of sale under which the Borrower or one of its Subsidiaries is the seller and the buyer is not an Affiliate of the Borrower, (e) out‑parcels held for lease or sale at Properties which are either completed or where development has commenced or (f) for purposes of the definition of Unencumbered Asset Value, any land having an NOI of zero or below.
“Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Unsecured Indebtedness.
“Unsecured Interest Expense” means, with respect to a Person and for any period, all Interest Expense of such Person for such Period attributable to Unsecured Indebtedness.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.
“Wells Fargo” means Wells Fargo Bank, National Association, and its successors and permitted assigns.
“Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person, and unless the context shall dictate otherwise, the term shall mean a Wholly Owned Subsidiary of the Parent.

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“Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable.
“Write‑Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write‑down and conversion powers of such EEA Resolution Authority from time to time under the Bail‑In Legislation for the applicable EEA Member Country, which write‑down and conversion powers are described in the EU Bail‑In Legislation Schedule.

Section 1.2. General; References to Central Time.

Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP as in effect on the Agreement Date; provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, Borrower shall give Administrative Agent written notice thereof promptly after Borrower has knowledge thereof, and if either the Borrower or the Requisite Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Requisite Lenders); provided further that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the preceding sentence, the calculation of liabilities shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825‑10‑25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. Accordingly, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. references in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Parent or the Borrower (or a Subsidiary of such Subsidiary) and a reference to an “Affiliate” means a reference to an Affiliate of the Borrower or the Parent. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Central time.

Section 1.3. Financial Attributes of Non‑Wholly Owned Subsidiaries.

When determining compliance by the Parent or the Borrower with any financial covenant contained in any of the Loan Documents (a) only the Ownership Share of the Parent or the Borrower, as applicable, of the financial attributes of a Subsidiary that is not a Wholly Owned Subsidiary shall be included and (b) the Parent’s Ownership Share of the Borrower shall be deemed to be one hundred percent (100.0%).

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Article II. Credit Facility

Section 2.1. Term Loans.

(a)Making of Term Loans. Subject to the terms and conditions set forth in this Agreement, each Lender severally and not jointly agrees to make Term Loans to the Borrower in a single drawing on the Effective Date in an aggregate principal amount equal to such Lender’s Term Loan Commitment. Amounts repaid or prepaid in respect of the Loans may not be reborrowed.

(b)Requests for Term Loans. Not later than 11:00 a.m. Central time at least one (1) Business Day prior to a borrowing of Base Rate Loans and not later than 11:00 a.m. Central time at least three (3) Business Days prior to a borrowing of LIBOR Loans, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Term Loans to be borrowed, the date such Term Loans are to be borrowed (which must be a Business Day), the Type of the requested Term Loans, and if such Term Loans are to be LIBOR Loans, the initial Interest Period for such Term Loans. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. If the Borrower fails to indicate the Type of Term Loans being borrowed in a Notice of Borrowing, then the Borrower shall be deemed to have requested a borrowing of LIBOR Loans having an Interest Period of one month. Prior to delivering a Notice of Borrowing, the Borrower may (without specifying whether a Term Loan will be a Base Rate Loan or a LIBOR Loan) request that the Administrative Agent provide the Borrower with the most recent LIBOR available to the Administrative Agent. The Administrative Agent shall provide such quoted rate to the Borrower on the date of such request or as soon as possible thereafter.

(c)Funding of Term Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall deposit an amount equal to the Term Loan to be made by such Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than 11:00 a.m. Central time on the date of such proposed Term Loans. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified in the Disbursement Instruction Agreement, not later than 1:00 p.m. Central time on the date of the requested borrowing of Term Loans, the proceeds of such amounts received by the Administrative Agent. No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.

(d)Assumptions Regarding Funding by Lenders. Unless the Administrative Agent shall have been notified by any Lender that such Lender will not make available to the Administrative Agent a Term Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Term Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Term Loan to be provided by such Lender. In such event, if such Lender does not make available to the Administrative Agent the proceeds of such Term Loan, then such Lender and the Borrower severally agree to pay to the Administrative Agent within three (3) Business Days following written demand the amount of such Term Loan with interest thereon, for each day from and including the date such Term Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the

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case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays to the Administrative Agent the amount of such Term Loan, the amount so paid shall constitute such Lender’s Term Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make available the proceeds of a Term Loan to be made by such Lender.

Section 2.2. Rates and Payment of Interest on Loans.

(a)Rates. The Borrower promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates:

(i)during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans; and

(ii)during such periods as such Loan is a LIBOR Loan, at LIBOR for such Loan for the Interest Period therefor, plus the Applicable Margin for LIBOR Loans.

Notwithstanding the foregoing, while an Event of Default exists, the Borrower shall, upon and after the Administrative Agent’s demand, pay to the Administrative Agent for the account of each Lender, interest at the Post‑Default Rate on the outstanding principal amount of any Loan made by such Lender and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law).
(b)Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable (i) monthly in arrears on the first day of each month, commencing with the first full calendar month occurring after the Effective Date and (ii) on any date on which the principal balance of such Loan is due and payable in full (whether at maturity, due to acceleration or otherwise). Interest payable at the Post‑Default Rate shall be payable from time to time on demand. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error.

Section 2.3. Number of Interest Periods.

Notwithstanding anything to the contrary contained in this Agreement, there may be no more than eight (8) different Interest Periods outstanding at the same time.

Section 2.4. Repayment of Loans.

The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Loans on the Maturity Date.

Section 2.5. Prepayments.

Subject to Section 5.4., the Borrower may prepay any Loan at any time without premium or penalty. The Borrower shall give the Administrative Agent at least three (3) Business Days prior written notice of

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the prepayment of any Loan. Each voluntary prepayment of Loans shall be in an aggregate minimum amount of $100,000 and integral multiples of $1,000 in excess thereof.

Section 2.6. Late Charges.

So long as the Post‑Default Rate is not payable with respect to the Obligations as provided in Section 2.2., if any payment required under this Agreement is not paid within fifteen (15) days after it becomes due and payable, the Borrower shall pay a late charge for late payment to compensate the Lenders for the loss of use of funds and for the expenses of handling the delinquent payment, in an amount equal to three percent (3%) of such delinquent payment. Such late charge shall be paid in any event not later than the due date of the next subsequent installment of principal and/or interest. In the event the maturity of the Obligations hereunder occurs or is accelerated pursuant to Section 11.2., this Section shall apply only to payments overdue prior to the time of such acceleration. This Section shall not be deemed to be a waiver of the Lenders’ right to accelerate payment of any of the Obligations as permitted under the terms of this Agreement.

Section 2.7. Continuation.

So long as there exists no Default or Event of Default, the Borrower may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each Continuation of a LIBOR Loan shall be in an aggregate minimum amount of $100,000 and integral multiples of $1,000 in excess of that amount, and each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 11:00 a.m. Central time on the third Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the LIBOR Loans and portions thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a LIBOR Loan with an Interest Period of one month; provided, however, that if a Default or Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.8. or the Borrower’s failure to comply with any of the terms of such Section.

Section 2.8. Conversion.

So long as there exists no Default or Event of Default, the Borrower may on any Business Day, upon the Borrower’s giving of a Notice of Conversion to the Administrative Agent by telecopy, electronic mail or other similar form of communication, Convert all or a portion of a Loan of one Type into a Loan of another Type. Each Conversion of Base Rate Loans into LIBOR Loans shall be in an aggregate minimum amount of $100,000 and integral multiples of $1,000 in excess of that amount, and upon Conversion of a Base Rate Loan into a LIBOR Loan, the Borrower shall pay accrued interest to the date of Conversion on the principal amount so Converted in accordance with Section 2.2. Any Conversion of a LIBOR Loan into a Base Rate Loan shall be made on, and only on, the last day of an Interest Period for such LIBOR Loan. Each such Notice of Conversion shall be given not later than 11:00 a.m. Central time one Business Day prior to the date of any proposed Conversion into Base Rate Loans and three (3) Business Days prior to the

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date of any proposed Conversion into LIBOR Loans. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given.

Section 2.9. Notes.

(a)Notes. The Term Loans made by each Lender shall, in addition to this Agreement, also be evidenced by a promissory note of the Borrower substantially in the form of Exhibit G (each a “Term Note”), payable to the order of such Lender in a principal amount equal to the amount of its Term Loan Commitment as originally in effect and otherwise duly completed.

(b)Records. The date, amount, interest rate, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error; provided, however, that (i) the failure of a Lender to make any such record shall not affect the obligations of the Borrower under any of the Loan Documents and (ii) if there is a discrepancy between such records of a Lender and the statements of accounts maintained by the Administrative Agent pursuant to Section 3.8., in the absence of manifest error, the statements of account maintained by the Administrative Agent pursuant to Section 3.8. shall be controlling.

(c)Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed, mutilated, inappropriately cancelled or inappropriately marked, and (ii)(A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, inappropriate cancellation or inappropriate marking, upon surrender and cancellation of such Note, the Borrower shall at no expense to Borrower execute and deliver to such Lender a new Note, identical in form and substance and dated the date of such lost, stolen, destroyed, mutilated, inappropriately cancelled or inappropriately marked Note.

Section 2.10. Funds Transfer Disbursements.

The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

Section 2.11. Incremental Term Loans.

The Borrower shall have the right to request one or more tranches of additional Term Loans (the “Incremental Term Loans”) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that the aggregate amount of such increases under this Agreement shall not exceed $200,000,000. Each such Incremental Term Loan must be an aggregate minimum amount of $25,000,000 and integral multiples of $5,000,000 in excess thereof (or such other amounts as may be acceptable to the Administrative Agent and the Borrower). The Administrative Agent, in consultation with the Borrower, shall manage all aspects of the syndication of such Incremental Term Loans, including decisions as to the selection of the existing Lenders and/or other banks, financial

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institutions and other institutional lenders to be approached with respect to such increase and the allocations of the Incremental Term Loans among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to provide an Incremental Term Loan, and any new Lender becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. Effecting the Incremental Term Loans under this Section is subject to the following conditions precedent: (x) no Default or Event of Default shall be in existence on the effective date of such increase, (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of (A) all partnership or other necessary action taken by the Borrower to authorize such increase and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase; and (ii) an opinion of counsel to the Borrower and the Guarantors, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) new Term Notes executed by the Borrower, payable to any new Lenders and replacement Term Notes executed by the Borrower, payable to any existing Lenders increasing their Term Loan Commitments, in the amount of such Lender’s Term Loan Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Term Loan Commitments. In connection with any increase in the aggregate amount of the Term Loan Commitments pursuant to this Section 2.11. any Lender becoming a party hereto shall (1) execute such documents and agreements as the Administrative Agent may reasonably request and (2) in the case of any Lender that is organized under the laws of a jurisdiction outside of the United States of America, provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti‑money laundering rules and regulations, including without limitation, the Patriot Act. The Incremental Term Loans (i) shall rank pari passu in right of payment with the existing Term Loans, (ii) shall not mature earlier than the Maturity Date and (iii) shall be treated substantially the same as (and in any event no more favorably than) the existing Term Loans; provided that the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the Maturity Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Maturity Date. Incremental Term Loans may be made hereunder pursuant to an amendment or restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each new Lender participating in such tranche (if any), each existing Lender participating in such tranche (if any) and the Administrative Agent. The Incremental Term Loan may, without the consent of any other Lenders (except as expressly required pursuant to Section 13.7.), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.11.

Section 2.12. Extension of Maturity Date.

Subject to the terms of this Section 2.12., the Borrower shall have the right to extend the current Maturity Date by one (1) year by executing and delivering to the Administrative Agent at least ninety (90) days but not more than one hundred eighty (180) days prior to the current Maturity Date, a written notice of such extension (an “Extension Notice”). The Administrative Agent shall forward to each Lender a copy of such Extension Notice delivered to the Administrative Agent promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Maturity Date shall be extended for one (1) year: (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event

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of Default shall or would exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents and (y) the Borrower shall have paid the Fees payable under Section 3.5.(b). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from a Senior Officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). The Maturity Date may be extended no more than two (2) times pursuant to this Section 2.12. At no time shall the Maturity Date be greater than two (2) years from the Effective Date.
Article III. Payments, Fees and Other General Provisions

Section 3.1. Payments.

(a)Payments by Borrower. Except to the extent otherwise provided herein, all payments of principal, interest, Fees and other amounts to be made by the Borrower under this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim, to the Administrative Agent at the Principal Office, not later than 1:00 p.m. Central time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Section 11.4., the Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. In the event the Administrative Agent fails to pay such amounts to such Lender within one Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension.

(b)Presumptions Regarding Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

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Section 3.2. Pro Rata Treatment.

Except to the extent otherwise provided herein: (a) each borrowing from Lenders under Section 2.1.(a) shall be made from the Lenders and each payment of the fees under Section 3.5.(a) shall be made for the account of the Lenders, pro rata according to the amounts of their respective Term Loan Commitments; (b) each payment or prepayment of principal of Term Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Term Loans held by them, provided that if immediately prior to giving effect to any such payment in respect of any Term Loans the outstanding principal amount of the Term Loans shall not be held by the Lenders pro rata in accordance with their respective Term Loan Commitments in effect at the time such Loans were made, then such payment shall be applied to the Term Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Term Loans being held by the Lenders pro rata in accordance with their respective Term Loan Commitments; (c) each payment of interest on Term Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of interest on such Term Loans then due and payable to the respective Lenders; and (d) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 5.1.) shall be made pro rata among the Lenders according to the amounts of their respective Loans and the then current Interest Period for each Lender’s portion of each Loan of such Type shall be coterminous. Any payment or prepayment of principal or interest made during the existence of a Default or Event of Default shall be made for the account of the Lenders in accordance with the order set forth in Section 11.4.

Section 3.3. Sharing of Payments, Etc.

If a Lender shall obtain payment of any principal of, or interest on, any Loan under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of setoff, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf of the Borrower or any other Loan Party to a Lender (other than any payment in respect of Specified Derivatives Obligations) not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 3.2. or Section 11.4., such Lender shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 3.2. or Section 11.4., as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of setoff, banker’s lien, counterclaim or similar rights with the respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

Section 3.4. Several Obligations.

No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve

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the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.

Section 3.5. Fees.

(a)Closing Fee. On the Effective Date, the Borrower agrees to pay to the Administrative Agent and each Lender all loan fees as have been agreed to in writing by the Borrower and the Administrative Agent or each Lender, as applicable.

(b)Extension Fee. If the Borrower exercises its right to extend the Maturity Date in accordance with Section 2.12., the Borrower agrees to pay to the Administrative Agent for the account of each Lender an extension fee equal to three‑twentieths of one percent (0.15%) of the amount of such Lender’s Term Loan Commitment (whether or not utilized) as of the day immediately prior to the then current Maturity Date (before giving effect to such extension). Such fee shall be paid to the Administrative Agent prior to, and as a condition to, such extension.

(c)Administrative and Other Fees. The Borrower agrees to pay the administrative and other fees of the Administrative Agent as provided in the Fee Letters and as may be otherwise agreed to in writing from time to time by the Borrower and the Administrative Agent.

Section 3.6. Computations.

Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or other Obligations due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

Section 3.7. Usury.

In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.2.(a)(i) and (ii). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and non‑refundable when due.

Section 3.8. Statements of Account.

The Administrative Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents,

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and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

Section 3.9. Defaulting Lenders.

Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:
(a)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Requisite Lenders.

(b)Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XI. or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 3.3. shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c)Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 3.10. Taxes; Foreign Lenders.

(a)Applicable Law. For purposes of this Section, the term “Applicable Law” includes FATCA.

(b)Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or

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withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties (other than the Parent and the General Partner) shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d)Indemnification by the Borrower. The Borrower and the other Loan Parties (other than the Parent and the General Partner) shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.6. relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection.

(f)Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g)Status of Lenders.

(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative

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Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:

(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), 2 executed originals of IRS Form W‑9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(I)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W‑8BEN or IRS Form W‑8BEN‑E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W‑8BEN or IRS Form W‑8BEN‑E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)executed originals of IRS Form W‑8ECI;

(III)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit J‑1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W‑8BEN or IRS Form W‑8BEN‑E; or

(IV)to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W‑8IMY, accompanied by IRS Form W‑8ECI, IRS Form W‑8BEN, IRS Form W‑8BEN‑E, a U.S. Tax Compliance Certificate substantially in

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the form of Exhibit J‑2 or Exhibit J‑3, IRS Form W‑9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J‑4 on behalf of each such direct and indirect partner;

(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(h)Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out‑of‑pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after‑Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified

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party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Article IV. [Reserved]

Article V. Yield Protection, Etc.

Section 5.1. Additional Costs; Capital Adequacy.

(a)Capital Adequacy. If any Lender in the Loan determines that compliance with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect any liquidity ratios or requirements or the amount of capital required or expected to be maintained by such Lender, or any corporation controlling such Lender, as a consequence of, or with reference to, such Lender’s or such corporation’s Term Loan Commitments or its making or maintaining Loans below the rate which such Lender or such corporation controlling such Lender could have achieved but for such compliance (taking into account the policies of such Lender or such corporation with regard to capital), then the Borrower shall, from time to time, within thirty (30) calendar days after written demand by such Lender, pay to such Lender additional amounts sufficient to compensate such Lender or such corporation controlling such Lender to the extent that such Lender determines such increase in capital is allocable to such Lender’s obligations hereunder.

(b)Additional Costs. In addition to, and not in limitation of the immediately preceding clause (a), the Borrower shall following fifteen (15) days written demand therefor pay to the Administrative Agent for the account of a Lender such amounts as such Lender may reasonably determine to be necessary to compensate such Lender for any costs incurred by such Lender that it reasonably determines are attributable to its making or maintaining of any LIBOR Loans (or Base Rate Loans bearing interest based on the LIBOR Market Index Rate) or its obligation to make any LIBOR Loans (or any Base Rate Loans bearing interest based on the LIBOR Market Index Rate) hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans (or such Base Rate Loans bearing interest based on the LIBOR Market Index Rate) or such obligation or the maintenance by such Lender of capital in respect of its LIBOR Loans (or Base Rate Loans bearing interest based on the LIBOR Market Index Rate) or its Term Loan Commitments (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans (or any such Base Rate Loans bearing interest based on the LIBOR Market Index Rate) or its Term Loan Commitments (other than taxes imposed on or measured by the overall net income of such Lender or of its Lending Office for any of such LIBOR Loans (or such Base Rate Loans bearing interest based on the LIBOR Market Index Rate) by the jurisdiction in which such Lender has its principal office or such Lending Office), or (ii) imposes or modifies any reserve, special deposit, liquidity or similar requirements (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on LIBOR Loans (or Base Rate Loans bearing interest based on the LIBOR Market Index Rate) is determined, or other compulsory loan requirement, insurance charge or other assessment) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Term Loan Commitment of such

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Lender hereunder) or (iii) has or would have the effect of reducing the rate of return on capital of such Lender to a level below that which such Lender could have achieved or increasing any liquidity requirement but for such Regulatory Change (taking into consideration such Lender’s policies with respect to capital adequacy and liquidity).

(c)Lender’s Suspension of LIBOR Loans. Without limiting the effect of the provisions of the immediately preceding subsection (a) and (b), if by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.5. shall apply).

(d)Notification and Determination of Additional Costs. Each of the Administrative Agent, and each Lender, as the case may be, agrees to notify the Borrower of any event occurring after the Agreement Date entitling the Administrative Agent or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that if the Administrative Agent or Lender shall fail to give such notice within forty‑five (45) days after it obtains actual knowledge of such event, then the Administrative Agent or Lender, as the case may be, shall only be entitled to compensation under any of the preceding subsections for compensable amounts attributable to such event arising following the date the Administrative Agent or Lender, as the case may be, obtains actual knowledge of such event. The Administrative Agent and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of a Lender to the Administrative Agent as well) a certificate setting forth the basis and amount of each request for compensation under this Section. Determinations by the Administrative Agent or such Lender, as the case may be, of the effect of any Regulatory Change shall be conclusive and binding for all purposes, provided that such determinations are made on a reasonable basis and in good faith.

Section 5.2. Suspension of LIBOR Loans.

Anything herein to the contrary notwithstanding, if, on or prior to the determination of LIBOR for any Interest Period:
(a)the Administrative Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of LIBOR are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein or is otherwise unable to determine LIBOR, or

(b)the Administrative Agent reasonably determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBOR upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely to adequately cover the cost to any Lender of making or maintaining LIBOR Loans for such Interest Period;

then the Administrative Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to, and shall not, make additional LIBOR Loans, Continue LIBOR Loans or Convert Loans into LIBOR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either prepay such Loan or Convert such Loan into a Base Rate Loan.

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Section 5.3. Illegality.

Notwithstanding any other provision of this Agreement, if any Lender shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notice to the Administrative Agent) and such Lender’s obligation to make or Continue, or to Convert Loans of any other Type into, LIBOR Loans shall be suspended, in each case, until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.5. shall be applicable).

Section 5.4. Compensation.

The Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of the Administrative Agent, such amount or amounts as the Administrative Agent shall determine in its reasonable discretion shall be sufficient to compensate such Lender for any loss, cost or expense attributable to:
(a)any payment or prepayment (whether mandatory or optional) of a LIBOR Loan, or Conversion of a LIBOR Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or

(b)any failure by the Borrower for any reason to borrow a LIBOR Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation.

Not in limitation of the foregoing, such compensation shall include, without limitation; in the case of a LIBOR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such LIBOR Loan for the remainder of the Interest Period at the rate applicable to such LIBOR Loan, less (B) the amount of interest that would accrue on the same LIBOR Loan for the same period if LIBOR were set on the date on which such LIBOR Loan was repaid, prepaid or Converted or the date on which the Borrower failed to borrow, Convert or Continue such LIBOR Loan, as applicable, calculating present value by using as a discount rate LIBOR quoted on such date. Upon the Borrower’s request (made through the Administrative Agent) any Lender seeking compensation under this Section shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error.

Section 5.5. Treatment of Affected Loans.

If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1.(c), Section 5.2., or Section 5.3. then such Lender’s LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for LIBOR Loans (or, in the case of a Conversion required by Section 5.1.(c), Section 5.2., or Section 5.3. on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.1., Section 5.2., or Section 5.3. that gave rise to such Conversion no longer exist:
(i)to the extent that such Lender’s LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s LIBOR Loans shall be applied instead to its Base Rate Loans; and

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(ii)all Loans that would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 5.1.(c) or 5.3. that gave rise to the Conversion of such Lender’s LIBOR Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, then such Lender’s Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Term Loan Commitments.

Section 5.6. Affected Lenders.

If (a) a Lender (other than the Lender then acting as the Administrative Agent) requests compensation pursuant to Section 3.10. or 5.1., and the Requisite Lenders are not also doing the same, (b) the obligation of any Lender (other than the Lender then acting as the Administrative Agent) to make LIBOR Loans that are Term Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans that are Term Loans shall be suspended pursuant to Section 5.1.(c) or 5.3. but the obligation of the Requisite Lenders shall not have been suspended under such Sections, or (c) a Lender does not vote in favor of any amendment, modification or waiver to this Agreement or any other Loan Document, which, pursuant to Section 13.7., requires the vote of such Lender, and the Requisite Lenders shall have voted in favor of such amendment, modification or waiver, then, so long as there does not then exist any Default or Event of Default, the Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Term Loan Commitments to an Eligible Assignee subject to and in accordance with the provisions of Section 13.6.(c) for a purchase price equal to (x) the aggregate principal balance of all Loans then owing to the Affected Lender, plus (y) any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee. Each of the Administrative Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Administrative Agent, such Affected Lender nor any other Lender be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expenses and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders; provided, however, the Borrower shall not be obligated to reimburse or otherwise pay an Affected Lender’s administrative or legal costs incurred as a result of the Borrower’s exercise of its rights under this Section. The terms of this Section shall not in any way limit the Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to Sections 3.10., 5.1. or 5.4. with respect to any matters or events existing on or prior to the date an Affected Lender ceases to be a party to this Agreement.

Section 5.7. Change of Lending Office.

Each Lender agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.10., 5.1. or 5.3. to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America.

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Section 5.8. Assumptions Concerning Funding of LIBOR Loans.

Calculation of all amounts payable to a Lender under this Article V. shall be made as though such Lender had actually funded LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article.

Article VI. Conditions Precedent

Section 6.1. Initial Conditions Precedent.

The closing and effectiveness of this Agreement and the obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder is subject to the satisfaction or waiver of the following conditions precedent (as confirmed to the Lenders by Administrative Agent):
(a)The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i)counterparts of this Agreement executed by each of the parties hereto;

(ii)Term Notes executed by the Borrower, payable to each Lender and complying with the terms of Section 2.9.(a);

(iii)the Parent Guaranty executed by the Parent;

(iv)opinions of in‑house and outside counsel of the Parent and the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders in form and substance acceptable to Administrative Agent;

(v)the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of (i) the Borrower and the Parent certified as of a recent date by the Secretary of State of the state of formation of such Person and (ii) each other Loan Party filed with the Secretary of State of the state of formation of such Person, and in each case, certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Person;

(vi)a certificate of good standing (or certificate of similar meaning) with respect to the Parent and each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Person;

(vii)a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party and the Parent with respect to each of the officers of such Person authorized to execute and deliver the Loan Documents to which such Person is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, Notices of Conversion and Notices of Continuation;

(viii)copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party and the Parent of (A) the by‑laws of such Person, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Person to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

(ix)a Compliance Certificate calculated on a pro forma basis for the Borrower’s fiscal quarter ending June 30, 2015;

(x)a Disbursement Instruction Agreement effective as of the Agreement Date;

(xi)the Fee Letters;

(xii)evidence that the Fees, if any, then due and payable under Section 3.5., together with all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid;

(xiii)[Reserved];

(xiv)the duly executed Officer’s Certificate;

(xv)a certificate, signed by a Senior Officer, stating that as of the Effective Date (x) no Default or Event of Default exists or will exist immediately after giving effect to the making of the Term Loan on such date, and (y) all representations and warranties of the Borrower are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects);

(xvi)evidence that the aggregate outstanding loans and letters of credit exposure under (a) the Borrower’s existing $600,000,000 eighth amended and restated credit agreement dated November 13, 2012 and as amended, amended and restated or otherwise modified thereafter on or prior to the Effective Date, shall not exceed $500,000,000 and (b) the Borrower’s existing $600,000,000 third amended and restated credit agreement dated November 13, 2012 and as amended, amended and restated or otherwise modified thereafter on or prior to the Effective Date, shall not exceed $500,000,000; and

(xvii)such other documents and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

(b)In the good faith judgment of the Administrative Agent:

(i)there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Parent, the Borrower and their Subsidiaries delivered to the Administrative Agent and the Lenders prior to the Agreement Date that has had or could reasonably be expected to result in a Material Adverse Effect;

(ii)no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of any Loan Party or the Parent to fulfill its obligations under the Loan Documents to which it is a party;

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(iii)the Parent, the Borrower and the other Loan Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which, or the failure to make, give or receive which, would not reasonably be likely to (1) have a Material Adverse Effect, or (2) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower, any other Loan Party or the Parent to fulfill its obligations under the Loan Documents to which it is a party;

(iv)the Borrower and each other Loan Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with the USA Patriot Act (Title III of Pub. L. 107‑56 (signed into law October 26, 2001));

(v)there shall not have occurred or exist any material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents; and

(vi)the Administrative Agent shall have received a timely Notice of Borrowing.
The Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time such Loan is made that to the best of the Borrower’s knowledge all conditions to the making of such Loan contained in this Article VI. have been satisfied.

Section 6.2. Certification upon Credit Events.

The occurrence of each Credit Event shall constitute a certification by the Borrower to the effect set forth in the following subsections (a) and (b) (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event).
(a)in the case of the making of a Loan, no Default or Event of Default shall exist as of the date of the making of such Loan or would exist immediately after giving effect thereto; and

(b)the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder.

Section 6.3. Conditions as Covenants.

If the Lenders permit the making of any Loans prior to the satisfaction of all conditions precedent set forth in Section 6.1., such condition or conditions shall not be deemed waived unless Lenders waive such condition or conditions in writing and, if requested by Lenders, Borrower shall nevertheless cause

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such condition or conditions to be satisfied within a reasonable period of time after the date of the making of such Loans. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a confirmation by such Lender to the Administrative Agent and the other Lenders that insofar as such Lender is concerned the Borrower has satisfied the conditions precedent for initial Loans set forth in Section 6.1.

Article VII. Representations and Warranties

Section 7.1. Representations and Warranties.

In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans, the Borrower represents and warrants to the Administrative Agent and each Lender as follows:
(a)Organization; Power; Qualification. Each of the Parent and the Loan Parties and the other Subsidiaries is a corporation, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a domestic or foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.

(b)Ownership Structure. Part I of Schedule 7.1.(b) is, as of the Agreement Date, a complete and correct list of each Loan Party, setting forth for each such Person, (i) the jurisdiction of organization of such Person, (ii) each Person holding any Equity Interest in such Person, (iii) the nature of the Equity Interests held by each such Person and (iv) the percentage of ownership of such Person represented by such Equity Interests. Part II of Schedule 7.1.(b) is, as of the Agreement Date, a complete and correct list of each Wholly Owned Subsidiary of the Borrower that is a Material Subsidiary but not an Excluded Subsidiary, each other Limited Subsidiary and each Wholly Owned Subsidiary, directly or indirectly, holding an Equity Interest in any Loan Party, setting forth for each Subsidiary listed thereon, (i) the jurisdiction of organization of such Person, (ii) each Person holding any Equity Interest in such Person, (iii) the nature of the Equity Interests held by each such Person and (iv) the percentage of ownership of such Person represented by such Equity Interests. As of the Agreement Date, except as disclosed in such Schedule, (A) each of the Parent, the Borrower and its applicable Subsidiaries owns, free and clear of all Liens, and has the unencumbered right to vote, all outstanding Equity Interests in each Person shown to be held by it on such Schedule, (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and non‑assessable and (C) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any such Person. As of the Agreement Date, Part III of Schedule 7.1.(b) correctly sets forth (i) all Persons which have assets included in the Unencumbered Asset Value pursuant to clause (2) of the definition thereof and (ii) to the extent each such Person owns an Eligible Property, the Management Company and each Wholly Owned Subsidiary thereof, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Borrower. Exhibit 21 to the Parent’s Form 10-K for the fiscal year ended December 31, 2016, as supplemented by Part IV of Schedule 7.1.(b), is an accurate list of the Subsidiaries of the Parent as of the effective date of Amendment No. 1 (excluding those Subsidiaries that need not be disclosed on such Exhibit pursuant to Regulation S-K of the Securities Act).

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(c)Authorization of Agreement, Notes, Loan Documents and Borrowings. The Borrower has the right and power, and has taken all necessary action to authorize it, to borrow Term Loans hereunder. The Borrower, each other Loan Party and the Parent has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents and the Fee Letters to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents and the Fee Letters to which the Borrower, any other Loan Party or the Parent is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.

(d)Compliance of Agreement, Etc. with Laws. The execution, delivery and performance of this Agreement, the other Loan Documents to which any Loan Party or the Parent is a party and the Fee Letters in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or the Parent; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, any other Loan Party or the Parent, or any indenture, agreement or other instrument to which any Loan Party or the Parent is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or hereafter acquired by any Loan Party or the Parent other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(e)Compliance with Law; Governmental Approvals. To the best of the knowledge of the Parent and the Borrower after due inquiry, the Parent, each Loan Party and each other Subsidiary is in compliance with each Governmental Approval and all other Applicable Laws (including, without limitation, Anti‑Corruption Laws and Sanctions) relating to it except for non‑compliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.

(f)Title to Properties; Liens. Schedule 7.1.(f) is, as of the Agreement Date, a complete and correct listing of all Eligible Properties of the Borrower and each Wholly Owned Subsidiary that is not an Excluded Subsidiary, setting forth, for each such Property, the current occupancy status of such Property and whether such Property is a Development Property or Unimproved Land. Each of the Loan Parties, each other Limited Subsidiary and each Wholly Owned Subsidiary has good, marketable and legal title to, or a valid leasehold interest in, its respective assets.

(g)Existing Indebtedness; Total Indebtedness. The Parent’s form 10‑Q for the first quarter of fiscal year 2017 as filed with the Securities and Exchange Commission sets forth true, correct and complete information, on a consolidated basis, as of March 31, 2017, regarding all Indebtedness (including all Guarantees) and Total Indebtedness of the Parent and each of the Loan Parties. As of the Agreement Date, the Parent and the Loan Parties have materially performed and are in material compliance with all of the terms of such Indebtedness and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute a default or event of default, exists with respect to any such Indebtedness.

(h)Material Contracts. Schedule 7.1.(h) is, as of the Agreement Date, a true, correct and complete listing of all Material Contracts (other than Tenant Leases). Each of the Parent and the Loan Parties that are parties to any Material Contract has performed and is in compliance with all of the terms of

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such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Material Contract.

(i)Litigation. Except as set forth on Schedule 7.1.(i), there are no actions, suits or proceedings pending (nor, to the knowledge of any Loan Party or the Parent, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Parent, any Loan Party, any other Subsidiary or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) in any manner draws into question the validity or enforceability of any Loan Documents or the Fee Letters. There are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to, any Loan Party or any other Subsidiary that could reasonably be expected to have a Material Adverse Effect.

(j)Taxes. All federal, state and other material tax returns of, the Borrower and the Parent required by Applicable Law to be filed have been duly filed (other than any return the filing date of which has been extended in accordance with Applicable Law), and all federal, state and other material taxes, assessments and other governmental charges or levies upon, the Borrower and the Parent and each of their respective properties, income, profits and assets which are due and payable have been paid, except any such non‑payment or non‑filing which is at the time permitted under Section 8.6. As of the Agreement Date, none of the United States income tax returns of, either the Borrower or the Parent is under audit. All charges, accruals and reserves on the books of the Borrower and the Parent in respect of any taxes or other governmental charges are in accordance with GAAP.

(k)Financial Statements. The Borrower has furnished to each Lender copies of (i) the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal years ended December 31, 2015 and December 31, 2016, and the related consolidated statements of operations, shareholders’ equity and cash flow for the fiscal years ended on such dates, with the opinion thereon of Deloitte & Touche, and (ii) the unaudited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal quarter ended March 31, 2017, and the related consolidated statements of operations, shareholders’ equity and cash flow of the Parent and its consolidated Subsidiaries for the fiscal quarter ended on such date. Such balance sheets and statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of the Borrower and its consolidated Subsidiaries as of their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal year end audit adjustments). Neither the Parent, the Borrower nor any consolidated Subsidiary has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long‑term commitments or unrealized or forward anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said financial statements.

(l)No Material Adverse Change. Since December 31, 2016, there has been no material adverse change in the consolidated financial condition, results of operations, business or prospects of the Parent and its Subsidiaries, or Borrower and its Subsidiaries, in each case, taken as a whole. Each of the Parent, the Borrower, the other Loan Parties, the Wholly Owned Subsidiaries and the other Limited Subsidiaries is Solvent.

(m)ERISA. Management Company and each member of the ERISA Group has fulfilled its obligations under the contribution requirements of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. Neither Management Company nor any member

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of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

(n)Absence of Default. None of the Parent, the Loan Parties or the other Subsidiaries is in default under its certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, the Parent or any Loan Party under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)Environmental Laws. To the best of the knowledge of the Parent and the Borrower after due inquiry, each of Parent, the Loan Parties and the other Subsidiaries: (i) is in compliance with all Environmental Laws applicable to its business, operations and the Properties, (ii) has obtained all Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect, and (iii) is in compliance with all terms and conditions of such Governmental Approvals, where with respect to each of the immediately preceding clauses (i) through (iii) the failure to obtain or to comply with could be reasonably expected to have a Material Adverse Effect. Except for any of the following matters that could not be reasonably expected to have a Material Adverse Effect to the best of the knowledge of the Parent and the Borrower after due inquiry, neither the Parent nor any Loan Party is aware of, nor has it received notice of, any past present or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to Parent, any Loan Party or any other Subsidiary, their respective businesses, operations or with respect to the Properties, may: (i) cause or contribute to an actual or alleged violation of or non‑compliance with Environmental Laws, (ii) cause or contribute to any other potential common law or legal claim or other liability, or (iii) cause any of the Properties to become subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or require the filing or recording of any notice, approval or disclosure document under any Environmental Law and, with respect to the immediately preceding clauses (i) through (iii) is based on or related to the on‑site or off‑site manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, removal, clean up or handling, or the emission, discharge, release or threatened release of any wastes or Hazardous Material, or any other requirement under Environmental Law. There is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the Parent’s or the Borrower’s knowledge after due inquiry, threatened, against Parent, any Loan Party or any other Subsidiary relating in any way to Environmental Laws which, reasonably could be expected to have a Material Adverse Effect. None of the Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law. To Parent’s and Borrower’s knowledge, no Hazardous Materials generated at or transported from the Properties is or has been transported to, or disposed of at, any location that is listed or proposed for listing on the National Priority List or any analogous state or local priority list, or any other location that is or has been the subject of a clean‑up, removal or remedial action pursuant to any Environmental Law, except to the extent that such transportation or disposal could not reasonably be expected to result in a Material Adverse Effect.

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(p)Investment Company. Neither Parent, any Loan Party, nor any other Subsidiary is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

(q)Margin Stock. Neither the Parent, any Loan Party nor any other Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

(r)Affiliate Transactions. Except as permitted by Section 10.9. or as otherwise set forth on Schedule 7.1.(r), neither Parent nor any Loan Party is a party to or bound by any agreement or arrangement (whether oral or written) with any Affiliate (other than a Third Party Affiliate).

(s)Intellectual Property. Each of the Parent, the Loan Parties and each other Subsidiary owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, trade secrets and copyrights (collectively, “Intellectual Property”) necessary to the conduct of its businesses, without known conflict with any patent, license, franchise, trademark, trademark right, service mark, service mark right, trade secret, trade name, copyright, or other proprietary right of any other Person. All such Intellectual Property is fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances. To Borrower’s knowledge, no material claim has been asserted by any Person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property. To Borrower’s knowledge, the use of such Intellectual Property by the Borrower, the other Loan Parties and the other Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of the Borrower, any other Loan Party or any other Subsidiary that could reasonably be expected to have a Material Adverse Effect.

(t)Business. As of the Agreement Date, the Parent, the Loan Parties, the other Limited Subsidiaries and the Wholly Owned Subsidiaries are primarily engaged in the business of owning and operating regional malls, strip shopping centers, outlet malls, and mixed‑use commercial properties.

(u)Broker’s Fees. No broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby.

(v)Accuracy and Completeness of Information. All written information, reports and other papers and data furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, the Parent, any Loan Party or any other Subsidiary were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods. No fact is known to the Parent or any Loan Party which has had, or may in the future have (so far as any Loan Party can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 7.1.(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders prior to the Effective Date. No document furnished or written statement made to the Administrative Agent or any Lender in connection with the negotiation, preparation or execution of, or pursuant to, this Agreement or any of the other Loan Documents contains or will contain any untrue

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statement of a fact material to the creditworthiness of Parent, any Loan Party or any other Subsidiary or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

(w)Not Plan Assets; No Prohibited Transactions. For purposes of ERISA and the Internal Revenue Code, none of the assets of the Parent, any Loan Party or any other Subsidiary constitutes “plan assets”, within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder, of any Plan. The execution, delivery and performance of the Loan Documents and the Fee Letters by the Loan Parties and the Parent, and the borrowing, other credit extensions and repayment of amounts thereunder, do not and will not constitute “prohibited transactions” under ERISA or the Internal Revenue Code.

(x)Anti‑Corruption Laws and Sanctions. The Parent has implemented and maintains in effect policies and procedures designed to ensure compliance by the Parent, its Subsidiaries and their respective directors, officers, employees and agents with Anti‑Corruption Laws and applicable Sanctions, and the Parent, its Subsidiaries and their respective officers and employees and to the knowledge of the Parent its directors and agents, are in compliance with Anti‑Corruption Laws and applicable Sanctions in all material respects. None of (a) the Parent, the Borrower, any Subsidiary or to the knowledge of the Parent, the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Parent, any agent of the Parent, the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is a Sanctioned Person or currently the subject or target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (iii) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons or (iv) has violated any Anti‑Money Laundering Law in any material respect. No Credit Event, use of proceeds or other transaction contemplated by this Agreement will violate any Anti‑Corruption Law or applicable Sanctions.

(y)REIT Status. The Parent qualifies as, and has elected to be treated as, a REIT and is in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Parent to maintain its status as a REIT.

(z)Unencumbered Properties. Each Property included in calculations of the Unencumbered Asset Value satisfies all of the requirements (including those in the definition of “Eligible Property”) contained in this Agreement for the same to be included therein.

(aa)Legal Restrictions on Ability to Borrow. Neither the Parent nor any Loan Party is subject to any Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

Section 7.2. Survival of Representations and Warranties, Etc.

All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party or the Parent, to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party or the Parent prior to the Agreement Date and delivered to the Administrative Agent or any Lender in connection with the underwriting or closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement

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Date, the Effective Date and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances expressly and specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans, but shall terminate upon the termination of this Agreement in accordance with, but subject to, the provisions of Section 13.11.
Article VIII. Affirmative Covenants

For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner provided for in Section 13.7., the Parent and the Borrower, as applicable, shall comply with the following covenants:
Section 8.1. Preservation of Existence and Similar Matters.

Except as otherwise permitted under Section 10.4., the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, preserve and maintain its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could reasonably be expected to have a Material Adverse Effect.
Section 8.2. Compliance with Applicable Law.

The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, comply with all Applicable Law, including the obtaining of all Governmental Approvals, the failure with which to comply could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 8.3. Maintenance of Property.

In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each Subsidiary to, (a) protect and preserve all of its respective material properties, including, but not limited to, all Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear and insured casualty losses excepted, and (b) from time to time make or cause to be made all necessary repairs and replacements to such Properties, so that the business carried on in connection therewith may be properly conducted at all times.

Section 8.4. Conduct of Business.

The Borrower shall, and shall cause the other Loan Parties, each other Limited Subsidiary and each Wholly Owned Subsidiary to, carry on its respective businesses as described in Section 7.1.(t).

Section 8.5. Insurance.

In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, maintain insurance (on a replacement cost basis) with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law.

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The Borrower shall from time to time deliver to the Administrative Agent upon request a detailed list, together with copies of certificates evidencing all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Such insurance shall, in any event, include terrorism coverage (to the extent reasonably available).

Section 8.6. Payment of Taxes and Claims.

The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, pay and discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is (x) being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person, or (y) bonded or otherwise insured against to the reasonable satisfaction of the Administrative Agent.

Section 8.7. Books and Records; Inspections.

The Parent and the Borrower will, and will cause each other Loan Party and each other Subsidiary to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. The Parent and the Borrower will, and the Borrower will cause each other Loan Party and each other Subsidiary to, permit representatives of the Administrative Agent or any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the Borrower’s presence if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be requested and so long as no Event of Default exists, with reasonable prior notice; provided, however, unless an Event of Default exists (a) only the Administrative Agent may exercise its rights under this Section which shall be limited to two (2) inspections during any period of twelve (12) consecutive months, and (b) the Administrative Agent may not discuss the affairs, finances and accounts of the Parent or the Borrower with their employees pursuant to this Section. The Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their actual costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while a Default or Event of Default exists.

Section 8.8. Use of Proceeds.

The Borrower will only use the proceeds of Loans (a) for the payment of pre‑development and development costs incurred in connection with Properties owned by the Borrower or any Subsidiary; (b) to finance acquisitions otherwise permitted under this Agreement; (c) to finance capital expenditures and the repayment of Indebtedness of the Borrower and its Subsidiaries; (d) to make equity investments otherwise permitted under this Agreement and (e) to provide for the general working capital needs of the Borrower and its Subsidiaries and for other general partnership purposes of the Borrower and its Subsidiaries. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary or the Parent to, use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock if, in any such case, such use might result in any of the Loans or other Obligations being considered to be “purpose credit” directly or indirectly secured by margin stock within the meaning of

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Regulation U or Regulation X of the Board of Governors of the Federal Reserve System. The Borrower will not request any Credit Event, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Credit Event (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti‑Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 8.9. Environmental Matters.

The Borrower shall, and shall cause Parent, each Loan Party and each other Subsidiary to, comply with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Borrower shall comply, and shall cause the Parent and each other Loan Party and each other Subsidiary to comply, and the Borrower shall use, and shall cause the Parent and each other Loan Party and each other Subsidiary to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Environmental Laws in all material respects. The Borrower shall, and shall cause the Parent and each other Loan Party and each other Subsidiary to, promptly take all actions and pay or arrange to pay all costs necessary for it and for the Properties to comply in all material respects with all Environmental Laws and all Governmental Approvals, including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as required under Environmental Laws, except that such requirement shall not prevent Borrower from first contesting matters in which it reasonably believes there has been no violation of any Environmental Law or Governmental Approval The Borrower shall, and shall cause the Parent and the Loan Parties and the other Subsidiaries to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender.

Section 8.10. Further Assurances.

At the Borrower’s cost and expense (provided such cost is reasonable and shall not have a Material Adverse Effect) and upon request of the Administrative Agent, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

Section 8.11. Material Contracts.

The Borrower shall, and shall cause the Parent and each other Loan Party to, duly and punctually perform and comply with any and all material representations, warranties, covenants and agreements expressed as binding upon any such Person under any Material Contract. The Borrower shall not, and shall not permit the Parent and any other Loan Party to, do or knowingly permit to be done anything to impair materially the value of any of the Material Contracts.

Section 8.12. REIT Status.

The Parent shall at all times maintain its status as, and election to be treated as, a REIT.

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Section 8.13. Exchange Listing.

The Parent shall maintain outstanding at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange or the American Stock Exchange or which is subject to price quotations on The NASDAQ Stock Market’s National Market System.

Section 8.14. Guarantors.

(a)To the extent any Subsidiary executes and delivers a Guaranty of, or otherwise becomes obligated in respect of, any Indebtedness of the Parent, the Borrower or any Subsidiary of the Borrower (including, without limitation, any of the Existing Facilities), the Borrower shall, within five (5) Business Days (or such longer period as the Administrative Agent may reasonably determine) cause such Subsidiary to deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (a) a Guaranty executed by such Subsidiary in the form of Exhibit B attached hereto (or a joinder thereto) and (b) to the extent reasonably requested by the Administrative Agent, the items that would have been delivered under subsections (iv) through (viii) and (xvii) of Section 6.1.(a) if such Person had been a Guarantor on the Agreement Date.

(b)The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, any Subsidiary from its Guaranty hereunder so long as all guaranties by such Subsidiary of any other Indebtedness have been released and there is no Default or Event of Default in existence or that would occur as a result of such release.

(c)Within five (5) Business Days of the Parent executing and delivering a Guaranty of any Indebtedness of the Borrower or any Subsidiary (except for (i) guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar exceptions to non‑recourse liability, (ii) the Indebtedness set forth on Schedule 8.14.(c), and (iii) guaranties of tenant improvement allowances with respect to any Property owned by any of its Subsidiaries to the extent such guaranties are entered into in the ordinary course of the Borrower’s business and consistent with past practice), the Borrower shall cause the Parent to amend the Parent Guaranty to unconditionally guaranty the Obligations hereunder in their entirety.

Section 8.15. Compliance with Anti‑Corruption Laws and Sanctions.

The Borrower will maintain in effect and enforce policies and procedures (including policies and procedures implemented and maintained by the managers of Properties) reasonably designed to ensure compliance by the Borrower, its Subsidiaries and its directors, officers, employees and agents with Anti‑Corruption Laws and applicable Sanctions.

Article IX. Information

For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7., the Borrower shall furnish to the Administrative Agent at the Principal Office for distribution to each of the Lenders:
Section 9.1. Quarterly Financial Statements.

Within five (5)  Business Days of the filing thereof, a copy of each report on Form 10‑Q (or its equivalent) which the Parent shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor). If the Parent ceases to file such reports, or if any such report filed does not

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contain any of the following, then the Borrower shall deliver as soon as available and in any event within forty‑five (45) days after the close of each of the first, second and third fiscal quarters of the Parent, the unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by the chief financial officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year end audit adjustments).

Section 9.2. Year‑End Statements.

Within five (5) Business Days of the filing thereof, a copy of each report on Form 10‑K (or its equivalent) which the Parent shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor). If the Parent ceases to file such reports, or if any such report filed does not contain any of the following, then the Borrower shall deliver as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Parent, the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be certified by (a) the chief financial officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP, the financial position of the Parent and its Subsidiaries as at the date thereof and the result of operations for such period and (b) Deloitte & Touche or any other independent certified public accountants of recognized national standing reasonably acceptable to the Requisite Lenders, whose certificate shall be unqualified and in scope and substance required by generally accepted auditing standards and who shall have authorized the Parent to deliver such financial statements and certification thereof to the Administrative Agent and the Lenders pursuant to this Agreement.

Section 9.3. Compliance Certificate.

At the time the financial statements are furnished pursuant to the immediately preceding Sections 9.1. and 9.2., commencing with the fiscal quarter ended September 30, 2015, (a) a certificate substantially in the form of Exhibit I (a “Compliance Certificate”) executed on behalf of the Borrower by any officer of the Parent having a position of at least a senior vice‑president or the Parent’s vice president of accounting (i) setting forth as of the end of such quarterly accounting period or fiscal year, as the case may be, the calculations required to establish whether the Parent was in compliance with the covenants contained in Section 10.1.; and (ii) stating that to the best of such officer’s knowledge, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Parent with respect to such event, condition or failure, (b) a statement of cash flow for such quarterly accounting period or fiscal year, (c) a report of newly acquired Properties for such quarterly accounting period or fiscal year, including the Net Operating Income, cost and Mortgage Indebtedness, if any, of each such Property, and (d) a schedule of the Properties comprising Unencumbered Asset Value detailing trailing twelve (12) month Net Operating Income, GAAP undepreciated cost basis, Occupancy Rate and a calculation of Unencumbered Asset Value for such quarterly accounting period or fiscal year.

Section 9.4. Other Information.

(a)Within ten (10) Business Days of the filing thereof, and if the same are not available on‑line free of charge from either the website of the Securities and Exchange Commission or the website of the Parent, copies of all press releases, shareholder reports, registration statements (excluding the exhibits

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thereto and any registration statements on Form S‑8 or its equivalent), reports on Forms 10‑K, 10‑Q and 8‑K (or their equivalents) and all other periodic reports which the Parent, any Loan Party or any other Subsidiary shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor) or any national securities exchange;

(b)No later than sixty (60) days after the end of each fiscal year of the Parent ending prior to the Maturity Date, projected balance sheets, operating statements, profit and loss projections and cash flow budgets (including sources and uses of cash) of the Parent and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Parent, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 10.1. and at the end of each fiscal quarter of the remainder of the fiscal year;

(c)If and when any member of the ERISA Group or the Management Company (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the controller of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower, Management Company, or applicable member of the ERISA Group is required or proposes to take;

(d)To the extent any Senior Officer is aware of the same, prompt notice of any notification received from, any inquiry by or the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating adversely to, or adversely affecting, the Parent, any Loan Party or any other Subsidiary or any of their respective properties, assets or businesses (including but not limited to any notification of a material violation of any law or regulation) which, if determined or resolved adversely to such Person, could reasonably be expected to have a Material Adverse Effect, and prompt notice of the receipt of notice that any United States income tax returns of any Loan Party or any other Subsidiary are being audited;

(e)A copy of any amendment to the certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents of the Parent, the Borrower, or any other Loan Party within five (5) Business Days after the effectiveness thereof;

(f)Prompt notice of any change in the Chairman, Chief Executive Officer, President or Chief Financial Officer of the Parent, the Borrower, the Management Company or any other Loan Party and any change in the business, assets, liabilities, financial condition, results of operations or business prospects of

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the Parent or any Loan Party which has had or could reasonably be expected to have Material Adverse Effect;

(g)Prompt notice of (i) the occurrence of any Default or Event of Default or (ii) any event which constitutes or which with the passage of time, the giving of notice, or otherwise, would constitute a default or event of default by Parent, any Loan Party or any other Subsidiary under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound;

(h)Prompt notice of any order, judgment or decree which is not covered by insurance and which is in excess of $1,000,000 having been entered against the Parent or any Loan Party or any of their respective properties or assets;

(i)Prompt notice of any guaranty executed by a Subsidiary guaranteeing Indebtedness of the Parent, the Borrower or any Subsidiary of the Borrower (including, without limitation, any of the Existing Facilities) and which, as a result thereof, is required to execute a Guaranty (or joinder thereto) pursuant to Section 8.14.;

(j)[Reserved]

(k)Promptly upon the request of the Administrative Agent, evidence of the Borrower’s calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail satisfactory to the Administrative Agent;

(l)Promptly, upon any change in the Parent’s or Borrower’s Credit Rating, a certificate stating that the Parent’s or the Borrower’s Credit Rating has changed and the new Credit Rating that is in effect;

(m)Promptly, upon each request, information identifying the Parent or Borrower as a Lender may request in order to comply with applicable “know‑your‑customer” and Anti‑Money Laundering Laws, including, without limitation, the USA Patriot Act (Title III of Pub. L. 107‑56 (signed into law October 26, 2001));

(n)Within ten (10) days after the Borrower obtains knowledge thereof, the Borrower shall provide the Administrative Agent with written notice of the occurrence of any of the following: (i) the Borrower, the Parent, any Loan Party or any other Subsidiary shall receive notice that any violation of or non‑compliance with any Environmental Law has or may have been committed; (ii) the Borrower, the Parent, any Loan Party or any other Subsidiary shall receive notice that any administrative or judicial complaint, order or petition has been filed or other proceeding has been initiated, or is about to be filed or initiated against any such Person alleging any violation of or non‑compliance with any Environmental Law or requiring any such Person to take any action in connection with the release or threatened release of Hazardous Materials; or (iii) the Parent, the Borrower, any Loan Party or any other Subsidiary shall receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for any costs associated with a response to, or remediation or cleanup of, a release or threatened release of Hazardous Materials or any damages caused thereby, and such notice(s), whether individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(o)From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, the Borrower, any of their respective Subsidiaries, any other Loan Party or the Management Company as the Administrative Agent or any Lender may reasonably request; and

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(p)No more than thirty (30) days following the consummation of any transaction of acquisition, merger or purchase of assets, involving consideration, or valued, in excess of $300,000,000, whether in a single transaction or related series of transactions, written notice of such transaction or transactions, together with a reasonably detailed description thereof, provided however, that this Section 9.4.(p) shall not eliminate any requirement in Section 10.4. or elsewhere herein that Borrower provide notice to the Administrative Agent and/or receive approval or consent from the Administrative Agent and/or the Lenders prior to such transactions.

(q)No more than ten (10) Business Days following the consummation of any disposition of an asset or pool of assets, involving consideration, or valued, in excess of $500,000,000, whether in a single transaction or related series of transactions, written notice of such transaction or transactions, together with a reasonably detailed description thereof, provided however, that this Section 9.4.(q) shall not eliminate any requirement in Section 10.4. or elsewhere herein that Borrower provide notice to the Administrative Agent and/or receive approval or consent from the Administrative Agent and/or the Lenders prior to such transactions.

Section 9.5. Electronic Delivery of Certain Information.

(a)Documents required to be delivered pursuant to the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e‑mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third‑party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II., (ii) any Lender that has notified the Administrative Agent or Borrower that it cannot or does not want to receive electronic communications and (iii) notices of Default or Event of Default. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty‑four (24) hours after the date and time on which the Administrative Agent or Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. Central time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificate required by Section 9.3. to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the Compliance Certificates required by Section 9.3., the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

(b)Documents required to be delivered pursuant to Article II. may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

Section 9.6. Public/Private Information.

The Borrower and the Parent shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Borrower or the Parent.

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Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Borrower or the Parent to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to this Article and shall designate Information Materials (a) that are either available to the public or not material with respect to the Borrower and its Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”.

Section 9.7. USA Patriot Act Notice; Compliance.

The USA Patriot Act of 2001 (Public Law 107‑56) and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as Administrative Agent for all Lenders hereunder) may from time‑to‑time request, and the Borrower shall, and shall cause the Parent and the other Loan Parties, to provide to such Lender, Borrower’s, Parent’s, each Guarantor’s and each other Loan Party’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. Each Lender will treat all information furnished to it in accordance with this Section 9.7. in the manner required by Section 13.9. of this Agreement.

Article X. Negative Covenants

For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7., the Borrower or the Parent, as the case may be, shall comply with the following covenants:

Section 10.1. Financial Covenants.

(a)RESERVED.

(b)Ratio of Total Indebtedness to Total Asset Value. The Parent shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value of the Parent and its Subsidiaries determined on a consolidated basis to exceed 0.60 to 1.00 at any time.

(c)Ratio of Unsecured Indebtedness to Unencumbered Asset Value. The Parent shall not permit the ratio of (i) Unsecured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Unencumbered Asset Value determined on a consolidated basis to exceed 0.60 to 1.00 at any time.

(d)Ratio of EBITDA to Fixed Charges. The Parent shall not permit the ratio of (i) EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the four (4) fiscal quarters most recently ending to (ii) Fixed Charges of the Parent and its Subsidiaries determined on a consolidated basis for such period, to be less than 1.50 to 1.00 as of the last day of such period.

(e)Permitted Investments. The Parent shall not, and shall not permit the Borrower, any other Loan Party or other Subsidiary to, make an Investment in or otherwise own the following items which would cause the aggregate value of such holdings (for purposes of this Section 10.1. the value of the holdings described in items (i) through (vi) shall be calculated in accordance with GAAP, and the value of

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the holdings described in item (ii) shall be the lower of cost or market) of such Persons to exceed the following percentages of Total Asset Value at any time:

(i)Unimproved Land, such that the aggregate book value of all such Unimproved Land exceeds five percent (5%) of Total Asset Value;

(ii)Common stock, Preferred Stock, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other equity interests in Persons (other than consolidated Subsidiaries and Unconsolidated Affiliates), such that the aggregate value of such interests calculated on the basis of the lower of cost or market, exceeds five percent (5%) of Total Asset Value;

(iii)Mortgage Receivables, such that the aggregate book value of Indebtedness secured by such Mortgage Receivables exceeds five percent (5%) of Total Asset Value;

(iv)Investments in Unconsolidated Affiliates of the Borrower or the Parent, such that the aggregate book value of such Investments in Unconsolidated Affiliates exceeds ten percent (10%) of Total Asset Value;

(v)the aggregate amount of the Total Budgeted Costs for Development Properties in which the Borrower either has a direct or indirect ownership interest shall not exceed fifteen percent (15%) of Total Asset Value. If a Development Property is owned by an Unconsolidated Affiliate of the Borrower or any Subsidiary, then the greater of (1) the product of (A) the Borrower’s or such Subsidiary’s Ownership Share in such Unconsolidated Affiliate and (B) the amount of the Total Budgeted Costs for such Development Property or (2) the recourse obligations of the Borrower or any Subsidiary relating to the Indebtedness of such Unconsolidated Affiliate, shall be used in calculating such investment limitation;

(vi)Investments in Properties that are not Retail Properties (other than the real estate located at CBL Center, 2030 Hamilton Place Boulevard, Chattanooga, Tennessee), such that the aggregate value of all such Investments exceeds five percent (5%) of Total Asset Value; and

(vii)Purchase Money Advances, such that the aggregate book value of all such Purchase Money Advances exceeds five percent (5%) of Total Asset Value.

In addition to the foregoing limitations, the aggregate value of (i), (ii), (iii), (iv), (v), (vi) and (vii) shall not exceed thirty percent (30%) of Total Asset Value.
(f)Dividends and Other Restricted Payments. The Parent and the Borrower shall not, and shall not permit any of their Subsidiaries to, declare or make any Restricted Payment; provided, however, that the Parent, the Borrower and their Subsidiaries may declare and make the following Restricted Payments so long as no Default or Event of Default would result therefrom: the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount not to exceed the greater of (i) the amount required to be distributed for the Parent to remain in compliance with Section 8.12. or (ii) ninety‑five percent (95%) of Funds From Operations. Notwithstanding the foregoing, but subject to the following sentence, if a Default or Event of Default exists, the Parent may only cause the Borrower (directly or indirectly through any intermediate Subsidiaries) to make cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount required to be distributed for the Parent to remain in compliance with Section 8.12. Notwithstanding the foregoing, if a Default or Event of Default specified in

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Section 11.1.(a) resulting from the Borrower’s failure to pay when due the principal of, or interest on, any of the Loans or any Fees, Section 11.1.(e) or (f) shall have occurred and be continuing, or if as a result of the occurrence of any other Event of Default the Obligations have been accelerated pursuant to Section 11.2.(a), the Parent and the Borrower shall not, and shall not permit any other Subsidiary to, make any Restricted Payments whatsoever. Subsidiaries other than the Borrower may make Restricted Payments to the Borrower and the other Subsidiaries at any time.

(g)Ratio of Unencumbered NOI to Unsecured Interest Expense. The Parent shall not permit the ratio of (i) Unencumbered NOI for any fiscal quarter (solely for this clause (i), calculated on an accrual basis for such fiscal quarter with respect to property taxes and insurance) to (ii) Unsecured Interest Expense of the Parent and its Subsidiaries determined on a consolidated basis for such fiscal quarter, to be less than 1.75 to 1.00 as of the last day of such fiscal quarter.

(h)Ratio of Secured Recourse Indebtedness to Total Asset Value. The Parent shall not permit the ratio of (i) the sum of all Recourse Indebtedness which is Secured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value of the Parent and its Subsidiaries determined on a consolidated basis to exceed 0.20 to 1.00 at any time.

(i)Ratio of Secured Indebtedness to Total Asset Value. The Parent shall not permit the ratio of (i) Secured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value of the Parent and its Subsidiaries determined on a consolidated basis to exceed, at any time, 0.55 to 1.00.

(j)Ratio of Total Asset Value. The Parent shall not permit (i) the ratio of (x) the Total Asset Value attributable to the Borrower and its Subsidiaries to (y) the Total Asset Value of the Parent and its Subsidiaries determined on a consolidated basis to be less than 0.98 to 1.00 at any time and (ii) the ratio of (x) the amount of rents and other revenues received in the ordinary course from all Property owned by the Borrower and its Subsidiaries to (y) the amount of rents and other revenues received in the ordinary course from all Property owned by the Parent and its Subsidiaries determined on a consolidated basis (in each case, including proceeds of rent loss or business interruption insurance but excluding pre‑paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) to be less than 0.98 to 1.00 at any time.

Section 10.2. Negative Pledge.

(a)The Borrower shall not, and shall not permit any other Loan Party or Subsidiary (other than an Excluded Subsidiary of the type described in clause (a) of the definition of “Excluded Subsidiary”) to, (i) create, assume, incur, permit or suffer to exist any Lien on any of its properties, assets, income or profits of any character whether now owned or hereafter acquired, except for Permitted Liens or (ii) permit any of its properties, assets, income or profits or any direct or indirect ownership interest of the Borrower or in any Person owning any properties, assets, income or profits, to be subject to a Negative Pledge (other than Permitted Negative Pledges).

(b)The Borrower shall not, and shall not permit any Excluded Subsidiary to, (i) create, assume, incur, permit or suffer to exist any Lien on any Equity Interests of any Subsidiary of the Borrower holding title to any Eligible Property or any other asset the value of which is included in the determination of Unencumbered Asset Value or the Equity Interests of any Subsidiary of the Borrower that owns, directly or indirectly any Equity Interests in any Subsidiary of the Borrower holding title to any Eligible Property or any other asset the value of which is included in the determination of Unencumbered Asset Value (all such Equity Interests under this clause (i) being “Specified Equity Interests”), except for Permitted Liens described in clause (f) of the definition of that term or (ii) permit any Specified Equity Interests to be subject to a Negative Pledge (other than Permitted Negative Pledges).

Section 10.3. Restrictions on Intercompany Transfers.

The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiaries (other than an Excluded Subsidiary of the type described in clause (a) of the definition of “Excluded Subsidiary”) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the

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ability of any Subsidiary to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Borrower or any other Subsidiary; (b) pay any Indebtedness owed to the Borrower or any other Subsidiary; (c) make loans or advances to the Borrower or any other Subsidiary; or (d) transfer any of its property or assets to the Borrower or any other Subsidiary; other than (i) with respect to clauses (a) - (d)  those encumbrances or restrictions contained in any Loan Document or, (ii) with respect to clause (d), customary provisions restricting assignment of any agreement entered into by the Borrower, any other Loan Party or any Subsidiary in the ordinary course of business.

Section 10.4. Merger, Consolidation, Sales of Assets and Other Arrangements.

Without the prior written consent of the Requisite Lenders, such consent not to be unreasonably withheld, the Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, (a) enter into any transaction of merger or consolidation; (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire the assets of, or make an Investment in, any other Person involving consideration, or value, in excess of fifteen percent (15%) of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter; provided, however, that:
(i)any Subsidiary may merge with a Loan Party so long as such Loan Party is the survivor;

(ii)any Subsidiary may sell, transfer or dispose of its assets to a Loan Party;

(iii)a Loan Party (other than the Borrower) and any Subsidiary that is not (and is not required to be) a Loan Party may convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, and immediately thereafter liquidate, provided that immediately prior to any such conveyance, sale, transfer, disposition or liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence;

(iv)any Loan Party and any other Subsidiary may, directly or indirectly, (A) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) the assets of, or make an Investment in, any other Person in excess of fifteen percent (15%) of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter, and (B) sell, lease or otherwise transfer, whether by one or a series of transactions, assets (including capital stock or other securities of Subsidiaries) in excess of fifteen percent (15%) of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter to any other Person, so long as, in each case, (1) the Borrower shall have given the Administrative Agent and the Lenders at least thirty (30) days prior written notice of such consolidation, merger, acquisition, Investment, sale, lease or other transfer, together with all information related to such consolidation, merger, acquisition,

Investment, sale, lease or transfer as Administrative Agent may reasonably request; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a breach of Section 10.1.; (3) in the case of a consolidation or merger involving the Borrower or a Loan Party which owns an Eligible Property, such Person shall be the survivor thereof; (4) at the time the Borrower gives notice pursuant to clause (1) of this subsection, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Section 10.1., after giving effect to such consolidation, merger, acquisition, Investment, sale, lease or other transfer; and (5)(A) with respect to any such acquisition or Investment involving consideration, or valued, in excess of fifteen percent (15%), but less than twenty‑five percent (25%), of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter, Administrative Agent has consented thereto or (B) with respect to any such acquisition or Investment involving consideration, or valued, in excess of twenty‑five percent (25%) of Total Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter, Requisite Lenders have consented thereto; and

(v)the Loan Parties may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business.

Further, no Loan Party shall enter into any sale leaseback transactions or other transaction by which such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person.

Section 10.5. Plans.

The Borrower shall not, and shall not permit the Parent or any Subsidiary to, permit any of its respective assets to become or be deemed to be “plan assets” within the meaning of ERISA or the Internal Revenue Code and the respective regulations promulgated thereunder for purposes of ERISA and the Internal Revenue Code.

Section 10.6. Fiscal Year.

The Parent and the Borrower shall not, and shall not permit any other Loan Party or other Subsidiary to, change its fiscal year from that in effect as of the Agreement Date.

Section 10.7. Modifications of Organizational Documents and Material Contracts.

The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, amend, supplement, restate or otherwise modify its certificate or articles of incorporation or formation, by‑laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is adverse to the interest of the Administrative Agent or the Lenders or (b) could reasonably be expected to have a Material Adverse Effect. The Borrower shall not enter into, and shall not permit any other Loan Party or any Subsidiary to enter into, any amendment or modification to any Material Contract which could reasonably be expected to have a Material Adverse Effect or default in the performance of any obligations of any other Loan Party or any Subsidiary in any Material Contract or permit any Material Contract to be canceled or terminated prior to its stated maturity.

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Section 10.8. Subordinated Debt Prepayments; Amendments.

The Borrower shall not, and shall not permit any other Loan Party to, prepay any principal of, or accrued interest on, any Subordinated Debt or otherwise make any voluntary or optional payment with respect to any principal of, or accrued interest on, any Subordinated Debt prior to the originally scheduled maturity date thereof or otherwise redeem or acquire for value any Subordinated Debt. Further, the Borrower shall not, and shall not permit any other Loan Party to, amend or modify, or permit the amendment or modification of, any agreement or instrument evidencing any Subordinated Debt where such amendment or modification provides for the following or which has any of the following effects:
(a)increases the rate of interest accruing on such Subordinated Debt;

(b)increases the amount of any scheduled installment of principal or interest, or shortens the date on which any such installment or principal or interest becomes due;

(c)shortens the final maturity date of such Subordinated Debt;

(d)increases the principal amount of such Subordinated Debt;

(e)amends any financial or other covenant contained in any document or instrument evidencing any Subordinated Debt in a manner which is more onerous to the Borrower or which requires the Borrower to improve its financial performance;

(f)provides for the payment of additional fees or the increase in existing fees; and/or otherwise could reasonably be expected to be adverse to the interests of the Administrative Agent or the Lenders.

Section 10.9. Transactions with Affiliates.

The Borrower shall not permit to exist or enter into, and will not permit any Loan Party or other Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Loan Party or any Subsidiary, except (a) as set forth on Schedule 7.1.(r), or (b) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrower, any of its Subsidiaries, or any Loan Party and upon fair and reasonable terms which are no less favorable to the Borrower, such Subsidiary, or any Loan Party than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate (which shall include but not be limited to Property Management Agreements). Notwithstanding the forgoing, no payments may be made with respect to any items set forth on such Schedule 7.1.(r) if a Default or Event of Default exists or would result therefrom.

Section 10.10. Environmental Matters.

The Borrower shall not, and shall not permit Parent, any other Loan Party or other Subsidiary or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties in material violation of any Environmental Law or in a manner that could reasonably be expected to lead to any material environmental claim or pose a material risk to human health, safety or the environment. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender.

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Section 10.11. Derivatives Contracts.

The Borrower shall not, and shall not permit Parent or any other Loan Party to enter into or become obligated in respect of, Derivatives Contracts, other than (a) Specified Derivatives Contracts or (b) Derivatives Contracts entered into by the Parent, the Borrower or a Loan Party in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Parent, the Borrower or a Loan Party (including, without limitation, liabilities under this Agreement).

Article XI. Default

Section 11.1. Events of Default.

Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority:
(a)Default in Payment. The Borrower shall fail to pay when due under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of acceleration or otherwise) the principal of, or any accrued interest on, any of the Loans, or shall fail to pay any of the other payment Obligations owing by the Borrower under this Agreement, any other Loan Document or the Fee Letters, or any other Loan Party shall fail to pay when due any payment obligation owing by such Loan Party under any Loan Document to which it is a party, and, solely in the case of interest or any other payment Obligation (other than principal of any Loan), such failure continues for a period of ten (10) days after the date the Administrative Agent gives the Borrower notice of such failure.
(b)Default in Performance.

(i)Any Loan Party or the Parent shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.1., Section 8.8., Section 8.12., Section 9.4.(g)(i), or Article X; or

(ii)Any Loan Party or the Parent shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained Section 8.14 or Article IX (other than Section 9.4.(g)(i)) and such failure shall continue for a period of five (5) Business Days; or

(iii)Any Loan Party or the Parent shall fail to perform or observe any other term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section and such failure shall continue for a period of thirty (30) calendar days after the earlier of (x) the date upon which any Senior Officer has actual knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Administrative Agent.

(c)Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party or the Parent under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished by, or at the direction of, any Loan Party or the Parent to the Administrative Agent or any Lender under or in connection with this Agreement or any other Loan Documents, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made or deemed made.

(d)Cross‑Default.

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(i)Any of the Borrower, Parent, any other Loan Party or any Subsidiary shall fail to make any payment when due and payable (subject to any notice and after giving effect to any applicable grace or cure period) in respect of any Recourse Indebtedness or Non‑Recourse Indebtedness (other than the Loans) having an outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close‑out netting provision, a Derivatives Termination Value) (x) in the case of Recourse Indebtedness, equal to or greater than $50,000,000 for any such Recourse Indebtedness and (y) in the case of Non‑Recourse Indebtedness, equal to or greater than $150,000,000 for any such Person’s Ownership Share of such Non‑Recourse Indebtedness (in the case of each of clause (x) and (y), “Material Indebtedness”); or

(ii)The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness; or

(iii)Any Material Indebtedness shall have been required to be prepaid or repurchased prior to the stated maturity thereof; or

(iv)Any other event shall have occurred and be continuing which, with or without the passage of time, the giving of notice, or otherwise, would permit any holder of Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid or repurchased prior to its stated maturity; or

(v)There occurs an “Event of Default” under and as defined in any Specified Derivatives Contract as to which the Parent, the Borrower, any Loan Party or any Subsidiary is a “Defaulting Party” (as defined therein), or there occurs an “Early Termination Date” (as defined therein) in respect of any Specified Derivatives Contract as a result of a “Termination Event” (as defined therein) as to which the Parent, the Borrower or any Subsidiary is an “Affected Party” (as defined therein).

(e)Voluntary Bankruptcy Proceeding. The Borrower, the Parent, any Loan Party or any other Significant Subsidiary shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (f); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate, partnership or similar action for the purpose of effecting any of the foregoing.

(f)Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower, the Parent, any Loan Party or any other Significant Subsidiary in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of ninety (90) consecutive calendar days, or an order

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granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered.

(g)Revocation of Loan Documents. Any Loan Party or the Parent shall (or shall attempt to) disavow, revoke or terminate any Loan Document to which it is a party or the Fee Letters or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or the Fee Letters or any Loan Document or the Fee Letters shall cease to be in full force and effect (except as a result of the express terms thereof).

(h)Judgment. A judgment or order for the payment of money or for an injunction or other non‑monetary relief shall be entered against the Borrower, any other Loan Party, the Parent, or any Subsidiary by any court or other tribunal and (i) such judgment or order shall continue for a period of thirty (30) days without being paid, stayed, dismissed through appropriate appellate proceedings or otherwise bonded and (ii) either (A) the amount of such judgment or order for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such judgments or orders entered against the Parent, the Loan Parties and Subsidiaries, $50,000,000, or (B) in the case of an injunction or other non‑monetary relief, such judgment or order could reasonably be expected to have a Material Adverse Effect.

(i)Attachment. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Borrower, the Parent, any Loan Party or any Subsidiary, which exceeds, individually or together with all other such warrants, writs, executions and processes, $50,000,000 and such warrant, writ, execution or process shall not be paid, discharged, vacated, stayed or bonded for a period of sixty (60) days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance satisfactory to the Administrative Agent pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of the Borrower, any Loan Party, any Subsidiary or the Parent.

(j)ERISA. Any member of the ERISA Group or Management Company shall fail to pay when due an amount or amounts which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group or Management Company any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group or Management Company to incur withdrawal liability or a current payment obligation; and such failure, action, event or occurrence could reasonably be expected to have a Material Adverse Effect.

(k)Loan Documents. An Event of Default (as defined therein) shall occur under any of the other Loan Documents.

(l)Change of Control/Change in Management.

(i)Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial

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owner” (as defined in Rules 13d‑3 and 13d‑5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than thirty‑five percent (35%) of the total voting power of the then outstanding voting stock of the Parent entitled to vote for the election of directors (“Parent Voting Stock”); provided, however, this clause shall not apply to any Parent Voting Stock acquired after the date hereof by a Person as a result of the conversion of limited partnership interests in the Borrower into Parent Voting Stock in accordance with Borrower’s partnership agreement; provided further, however, this clause shall not apply to any Parent Voting Stock acquired after the date hereof by Borrower, the Principals, or any combination thereof, as a result of purchases of Parent Voting Stock by Borrower or the Principals or as a result of the conversion of limited partnership interests in the Borrower into Parent Voting Stock in accordance with Borrower’s partnership agreement;

(ii)during any twelve month period (whether before or after the Agreement Date), individuals who at the beginning of such period were directors of the Parent (together with any new directors whose election by such board of directors or election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason (other than death or mental or physical disability) to constitute a majority of the board of directors of the Parent;

(iii)the general partner of the Borrower shall cease to be a Wholly Owned Subsidiary of the Parent or the Parent shall cease to have the sole and exclusive power to exercise all management and control over the Borrower; or

(iv)the Parent shall cease to beneficially own, directly or indirectly, at least sixty‑five percent (65%) of the outstanding Equity Interests of the Borrower.

(m)Damage; Strike; Casualty. Any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than thirty (30) consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities of the Borrower or any other Loan Party taken as a whole and only if any such event or circumstance could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, no Event of Default shall exist if within thirty (30) days of the occurrence of any such event or circumstance described in the preceding sentence, Borrower delivers to the Administrative Agent for prompt distribution to each Lender a written plan acceptable to all of the Lenders to eliminate such event or circumstance. If such event or circumstance is not eliminated within ninety (90) days of the occurrence of such event or circumstance, an Event of Default shall be deemed to have occurred hereunder.

(n)Subordinated Debt Documents. The failure of the Parent or any Loan Party to comply with the terms of any intercreditor agreement or any subordination provisions of any note or other document running to the benefit of the Administrative Agent or Lenders, or if any such document becomes null and void or unenforceable against any lender holding the Subordinated Debt.

Section 11.2. Remedies Upon Event of Default.

Upon the occurrence of an Event of Default the following provisions shall apply:
(a)Acceleration; Termination of Facilities.

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(i)Automatic. Upon the occurrence of an Event of Default specified in Sections 11.1.(e) or 11.1.(f), (1) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding and (2) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties.

(ii)Optional. If any other Event of Default shall exist, the Administrative Agent may, and at the direction of the Requisite Lenders shall: declare (1) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding and (2) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties.

(b)Loan Documents. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents.

(c)Applicable Law. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law.

(d)Appointment of Receiver. To the extent permitted by Applicable Law, the Administrative Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Parent, the Borrower and the Subsidiaries of the Parent, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the property and/or the business operations of the Borrower, the Parent and their Subsidiaries related thereto and to exercise such power as the court shall confer upon such receiver.

(e)Specified Derivatives Contract Remedies. Notwithstanding any other provision of this Agreement or other Loan Document, each Specified Derivatives Provider shall have the right, with the prompt notice to the Administrative Agent, but without the approval or consent of or other action by the Administrative Agent or the Lenders, and without limitation of other remedies available to such Specified Derivatives Provider under contract or Applicable Law, to undertake any of the following: (a) to declare an event of default, termination event or other similar event under any Specified Derivatives Contract and to create an “Early Termination Date” (as defined therein) in respect thereof, (b) to determine net termination amounts in respect of any and all Specified Derivatives Contracts in accordance with the terms thereof, and to set off amounts among such contracts, (c) to set off or proceed against deposit account balances, securities account balances and other property and amounts held by such Specified Derivatives Provider pursuant to any Derivatives Support Document, including any “Posted Collateral” (as defined in any credit support annex including in any such Derivatives Support Document to which such Specified Derivatives Provider may be a party), and (d) to prosecute any legal action against the Borrower, the Parent, any Loan Party or other Subsidiary to enforce or collect net amounts owing to such Specified Derivatives Provider pursuant to any Specified Derivatives Contract.

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Section 11.3. Marshaling; Payments Set Aside.

None of the Administrative Agent, any Lender or any Specified Derivatives Provider shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Obligations or the Specified Derivatives Obligations. To the extent that any Loan Party makes a payment or payments to the Administrative Agent and/or any Lender and/or any Specified Derivatives Provider, or the Administrative Agent and/or any Lender and/or any Specified Derivatives Provider enforce their security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or Specified Derivatives Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 11.4. Allocation of Proceeds.

If an Event of Default exists and maturity of any of the Obligations has been accelerated or the Maturity Date has occurred, all payments received by the Administrative Agent under any of the Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower, the Parent or any other Loan Party hereunder or thereunder, shall be applied in the following order and priority:
(a)amounts due to the Administrative Agent and the Lenders in respect of expenses due under Section 13.2. until paid in full, and then Fees;

(b)payments of interest on all Loans;

(c)payments of principal of all Loans, to be applied for the ratable benefit of the Lenders in such order as the Lenders may determine in their sole discretion;

(d)amounts due to the Administrative Agent and the Lenders pursuant to Sections 12.8. and 13.10.;

(e)payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders; and

(f)any amount remaining after application as provided above, shall be paid to the Borrower or whoever else may be legally entitled thereto.

Section 11.5. [Reserved]

Section 11.6. Performance by Administrative Agent.

If the Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, but shall not be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower or such other Loan Party after the expiration of any cure or grace periods set forth herein. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable Post‑Default Rate from the date of such expenditure until paid.

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Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

Section 11.7. Rights Cumulative.

The rights and remedies of the Administrative Agent, the Lenders and the Specified Derivatives Providers under this Agreement, each of the other Loan Documents, the Fee Letters and Specified Derivatives Contracts shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent, the Lenders and the Specified Derivatives Providers may be selective and no failure or delay by the Administrative Agent, any of the Lenders or any of the Specified Derivatives Providers in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

Article XII. The Administrative Agent

Section 12.1. Appointment and Authorization.

Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article IX. that the Borrower is not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Parent, the Borrower, any Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any

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other Loan Document or Applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders.

Section 12.2. Wells Fargo as Lender.

Wells Fargo, as a Lender or as a Specified Derivatives Provider, as the case may be, shall have the same rights and powers under this Agreement and any other Loan Document and under any Specified Derivatives Contract, as the case may be, as any other Lender or Specified Derivatives Provider and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include Wells Fargo in each case in its individual capacity. Wells Fargo and its affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any other Loan Party, the Parent or any other affiliate thereof as if it were any other bank and without any duty to account therefor to the Lenders or any other Specified Derivatives Providers. Further, the Administrative Agent and any affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement or any Specified Derivatives Contract, or otherwise without having to account for the same to the Lenders or any other Specified Derivatives Providers. The Lenders acknowledge that, pursuant to such activities, Wells Fargo or its affiliates may receive information regarding the Parent, the Borrower, other Loan Parties, other Subsidiaries and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them.

Section 12.3. Approvals of Lenders.

All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Borrower in respect of the matter or issue to be resolved, and (d) shall include the Administrative Agent’s recommended course of action or determination in respect thereof. Unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the recommendation or determination of the Administrative Agent (together with a reasonable written explanation of the reasons behind such objection) within ten (10) Business Days (or such lesser or greater period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved of or consented to such recommendation or determination.

Section 12.4. Notice of Events of Default.

The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default (excepting only a Default or Event of Default under Section 11.1(a)) unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a

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“notice of default.” If any Lender (excluding the Lender which is also serving as the Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”. Further, if the Administrative Agent receives such a “notice of default,” the Administrative Agent shall give prompt notice thereof to the Lenders.

Section 12.5. Administrative Agent’s Reliance.

Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non‑appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent: may consult with legal counsel (including its own counsel or counsel for the Borrower, any other Loan Party or the Parent), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel: (a) makes any warranty or representation to any Lender or any other Person and shall be responsible to any Lender or any other Person for any statement, warranty or representation made or deemed made by the Borrower, any other Loan Party, the Parent or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons or inspect the property, books or records of the Borrower or any other Person; (c) shall be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lenders and the Specified Derivatives Providers in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys‑in‑fact and shall not be responsible for the negligence or misconduct of any agent or attorney‑in‑fact that it selects in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non‑appealable judgment.

Section 12.6. Indemnification of Administrative Agent.

Regardless of whether the transactions contemplated by this Agreement and the other Loan Documents are consummated, each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender’s respective Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as Administrative Agent but not as a “Lender”) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable

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Amounts to the extent resulting from the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non‑appealable judgment; provided, however, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its ratable share of any expenses (including the reasonable fees and expenses of outside counsel to the Administrative Agent but excluding the allocated costs, fees and expenses of the Administrative Agent’s in‑house counsel and legal staff and any expenses incurred by the Administrative Agent in connection with its review of any appraisal or environmental, structural or engineering report) reasonably incurred by the Administrative Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent and/or the Lenders arising under any Environmental Laws. Such expenses (including counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent notwithstanding any claim or assertion that the Administrative Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent that the Administrative Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any Indemnifiable Amount following payment by any Lender to the Administrative Agent in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

Section 12.7. Lender Credit Decision, Etc.

Each of the Lenders expressly acknowledges and agrees that neither the Administrative Agent nor any of its officers, directors, employees, agents, counsel, attorneys‑in‑fact or other affiliates has made any representations or warranties to such Lender and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Parent, the Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Administrative Agent to any Lender. Each of the Lenders acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent, or any of their respective officers, directors, employees, agents or counsel, and based on the financial statements of the Parent, the Borrower, the other Loan Parties, the other Subsidiaries and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Parent, the Borrower, the other Loan Parties, the other Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby. Each of the Lenders also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Parent, the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Parent, the Borrower, any other

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Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Parent, the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys‑in‑fact or other Affiliates. Each of the Lenders acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender.

Section 12.8. Successor Administrative Agent.

The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. The Administrative Agent may be removed as administrative agent by all of the Lenders (other than the Lender then acting as Administrative Agent) and the Borrower upon 30 days’ prior written notice if the Administrative Agent (i) is found by a court of competent jurisdiction in a final, non‑appealable judgment to have committed gross negligence or willful misconduct in the course of performing its duties hereunder or (ii) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within thirty (30) days after the current Administrative Agent’s giving of notice of resignation or the Lenders’ removal of the current Administrative Agent, then the current Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article XII. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its affiliates by giving the Borrower and each Lender prior written notice.

Section 12.9. Titled Agents.

Each Co‑Syndication Agent, each Documentation Agent and each Joint Lead Arranger (each a “Titled Agent”) in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, the Parent, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled.

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Article XIII. Miscellaneous

Section 13.1. Notices.

Unless otherwise provided herein (including without limitation as provided in Section 9.5.), communications provided for hereunder shall be in writing and shall be mailed, telecopied, or delivered as follows:

If to the Borrower:

CBL & Associates Limited Partnership
c/o CBL & Associates Properties, Inc.
2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee 37421‑6000
Attention: Chief Financial Officer
Telecopy Number:(423) 490‑8390
Telephone Number:(423) 855‑0001

with an informational copy to:

CBL & Associates Limited Partnership
c/o CBL & Associates Properties, Inc.
2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee 37421‑6000
Attention: Finance Counsel
Telecopy Number:(423) 490‑8390
Telephone Number:(423) 855‑0001

If to the Administrative Agent:

Wells Fargo Bank, National Association
123 North Wacker Drive, Suite 1900
Chicago, IL 60606
Attn: Loan Administration
Telecopier Number: 312/782‑0969
Telephone Number: 312/269‑8250

with an informational copy to:

Wells Fargo Bank, National Association
2859 Paces Ferry Rd., Suite 1200
Atlanta, GA 30339
Attn: Sandra Wheeler, Shared Credit Manager
Telecopier Number: 866/600‑0942
Telephone Number: 770/319‑7495

If to any other Lender:
To such Lender’s address or telecopy number as set forth in the applicable Administrative Questionnaire.

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or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, a Lender shall only be required to give notice of any such other address to the Administrative Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent and Lenders at the addresses specified; (ii) if telecopied, upon confirmation of transmission; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered in accordance with Section 9.5. to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non‑receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent or any Lender under Articles II. and IV. shall be effective only when actually received. None of the Administrative Agent or any Lender shall incur any liability to the Parent, the Borrower or any Loan Party (nor shall the Administrative Agent incur any liability to the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. In addition to the Administrative Agent’s Lending Office, the Borrower shall send copies of the notices described in Article II. to the following address of the Administrative Agent:

Wells Fargo Bank, National Association
Minneapolis Loan Center
608 2nd Avenue South, 11th Floor
Minneapolis, MN 55402
Attention: Treva Lee
Telecopier Number: 877/718‑0796
Telephone Number: 612/316‑4317

Section 13.2. Expenses.

The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expense and reasonable travel expenses related to closing), and the consummation of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and all costs and expenses of the Administrative Agent in connection with the use of IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents and the reasonable fees and disbursements of counsel to the Administrative Agent relating to all such activities, (b) to pay or reimburse the Administrative Agent and the Lenders for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents and the Fee Letters, including the reasonable fees and disbursements of counsel retained by the Administrative Agent and of one law firm retained by the Lenders (including the allocated fees and expenses of in‑house counsel) and any payments in indemnification or otherwise payable by the Lenders to the Administrative Agent pursuant to the Loan Documents, (d) to pay, and indemnify and hold harmless the Administrative Agent and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (e) to the extent not already covered by any of the preceding subsections, to pay the reasonable fees and disbursements of counsel to the Administrative

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Agent and any Lender incurred in connection with the representation of the Administrative Agent or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type described in Sections 11.1.(e) or 11.1.(f), including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor‑in‑possession financing or any plan of reorganization of the Parent, the Borrower or any other Loan Party, whether proposed by the Parent, the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Administrative Agent and/or the Lenders may pay such amounts on behalf of the Borrower and such amounts shall be deemed to be Obligations owing hereunder.

Section 13.3. Stamp, Intangible and Recording Taxes.

The Borrower will pay any and all stamp, excise, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents, the amendment, supplement, modification or waiver of or consent under this Agreement, the Notes or any of the other Loan Documents or the perfection of any rights or Liens under this Agreement, the Notes or any of the other Loan Documents.

Section 13.4. Setoff.

Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Lender, each Affiliate of the Administrative Agent or any Lender, and each Participant, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender, an Affiliate of a Lender, or a Participant, subject to receipt of the prior written consent of the Requisite Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender, any Affiliate of the Administrative Agent or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.2., and although such Obligations shall be contingent or unmatured. Notwithstanding the foregoing, each Lender hereby waives any right of setoff against the Obligations it has with respect to any deposit account of any Guarantor (other than the Parent) maintained with such Lender or any other account or property of such Guarantor held by such Lender; provided however, that this waiver is not intended, and shall not be deemed, to waive any right of setoff (a) any Lender has with respect to any account required to be maintained pursuant to this Agreement or any other Loan Document or (b) arising other than pursuant to this Agreement or the other Loan Documents.

Section 13.5. Litigation; Jurisdiction; Other Matters; Waivers.

(a)EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE PARENT, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH

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OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE BORROWER AND THE PARENT HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR THE FEE LETTERS OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE PARENT, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

(b)THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL, NON‑APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c)THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED FOR HEREIN. SHOULD THE BORROWER FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, THE BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.

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(d)THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS AGREEMENT.

Section 13.6. Successors and Assigns.

(a)Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (f) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)Minimum Amounts.

(A)in the case of an assignment of the entire remaining amount of the Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)in any case not described in the immediately preceding subsection (A), the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (as determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Default or Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the outstanding principal balance of the Loans of such assigning Lender would be less than $5,000,000, then such assigning Lender shall assign the entire amount of the Loans at the time owing to it.

(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans assigned.

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(iii)Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition:

(A)the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Default or Event of Default shall exist at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and

(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Term Loan if such assignment is to a Person that is not already a Lender with a Term Loan, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender.

(iv)Assignment and Acceptance; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $4,500 for each assignment ($7,500 for any Defaulting Lender), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the assignee and such transferor Lender, as appropriate.

(v)No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(vi)No Assignment to Natural Persons or Defaulting Lenders. No such assignment shall be made to a natural person or to a Defaulting Lender or its Affiliates.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.4., 13.2. and 13.10. and the other provisions of this Agreement and the other Loan Documents as provided in Section 13.11. with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d).
(c)Register. The Administrative Agent, acting solely for this purpose as a non‑fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Loan Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the

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Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Each Lender that sells a participation as described in Section 13.6.(d) shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Term Loan Commitments, Loans, or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Term Loan Commitment, Loan, or other obligation is in registered form under Section 5f.103‑1(c) of the Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(d)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or its Affiliates or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Term Loan Commitment, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon or (z) release any Guarantor from its Obligations under its Guaranty. Subject to the immediately following subsection (e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10., 5.1., 5.4. to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 13.4. as though it were a Lender, provided such Participant agrees to be subject to Section 3.3. as though it were a Lender.

(e)Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 3.10. and 5.1. than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.10. unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower and the Administrative Agent, to comply with Section 3.10.(g) as though it were a Lender.

(f)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or

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Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction.

(h)USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti‑money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law.

Section 13.7. Amendments and Waivers.

(a)Generally. Except as otherwise expressly provided in this Agreement, (i) any consent or approval required or permitted by this Agreement or in any Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document (other than any fee letter solely between Borrower and the Administrative Agent) may be amended, (iii) the performance or observance by the Borrower or any other Loan Party of any terms of this Agreement or such other Loan Document (other than any fee letter solely between Borrower and the Administrative Agent) may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Subject to the immediately following subsection (c), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Lenders may be amended, and the performance or observance by the Borrower or any other Loan Party or any Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Requisite Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto). Notwithstanding anything to the contrary set forth in this Section 13.7.(a), the Administrative Agent shall be authorized on behalf of all the Lenders, without the necessity of any notice to, or further consent from, any Lender, to waive the imposition of the late fees provided in Section 2.6.

(b)Unanimous Consent of Lenders Directly Affected. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing, and signed by all of the Lenders directly and adversely affected thereby (or the Administrative Agent at the written direction of the Lenders), do any of the following:

(i)increase the Term Loan Commitments of the Lenders (excluding any increase as a result of an assignment of Term Loan Commitments permitted under Section 13.6. and any increases contemplated under Section 2.11.) or subject the Lenders to any additional obligations;

(ii)reduce the principal of, or interest rates that have accrued or that will be charged on the outstanding principal amount of, any Loans or other Obligations;

(iii)reduce the amount of any Fees payable to the Lenders hereunder; provided, however, the Administrative Agent shall be authorized on behalf of all Lenders, without the necessity of any notice to, or further consent from, any Lender, to waive the imposition of the late fees provided in Section 2.6., up to a maximum of three (3) times per calendar year;

(iv)postpone any date fixed for any payment of principal of, or interest on, any Loans or for the payment of Fees or any other Obligations;

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(v)change the definitions of Pro Rata Share (excluding any change as a result of an assignment of Term Loans permitted under Section 13.6.);

(vi)amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section;

(vii)modify the definition of the term “Requisite Lenders” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof;

(viii)release any Guarantor from its obligations under its Guaranty except as contemplated by Section 8.14.(b) or release Parent from the Parent Guaranty; or

(ix)waive a Default or Event of Default under Section 11.1.(a).

(c)Amendment or Waiver by Administrative Agent. The Administrative Agent may, subject to the terms of subsections (a) and (b) above, (i) approve any amendment to this Agreement that is administrative in nature or is otherwise reasonably determined by the Administrative Agent in good faith not to be material, and (ii) waive any obligation or waive or confirm as cured any default of any Loan Party hereunder or under any of the Loan Documents, to the extent such waiver is administrative in nature or such obligation or default is otherwise reasonably determined by the Administrative Agent in good faith not to be material.

(d)Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent with respect to any Loan Document that (i) diminishes the rights of a Specified Derivatives Provider in a manner or to an extent dissimilar to that affecting the Lenders or (ii) increases the liabilities or obligations of a Specified Derivatives Provider shall, in addition to the Lenders required hereinabove to take such action, require the consent of the Lender that is (or having an Affiliate that is) such Specified Derivatives Provider. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section, notwithstanding any attempted cure or other action by the Parent, the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

Section 13.8. Non‑Liability of Administrative Agent and Lenders.

The relationship between the Borrower, on the one hand, and the Lenders and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. The Administrative Agent, each Lender and their Affiliates may have economic interests that conflict with those of the Loan Parties, their stockholders and partners and/or their Affiliates. Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent or any Lender to any Lender, the

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Parent, the Borrower, any Subsidiary or any other Loan Party. Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrower or the Parent to review or inform the Borrower or the Parent of any matter in connection with any phase of the business or operations of the Borrower, the Parent or any of their respective Subsidiaries or Affiliates.

Section 13.9. Confidentiality.

Except as otherwise provided by Applicable Law, the Administrative Agent and each Lender shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed assignee, Participant or other transferee in connection with a potential transfer of any Term Loans or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law; (d) to the Administrative Agent’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document (or any Specified Derivatives Contract) or any action or proceeding relating to any Loan Document (or any such Specified Derivatives Contract) or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender on a non‑confidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self‑regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, such information to consist of deal terms and other information customarily found in such publications; (i) to any other party hereto; and (j) with the consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent and each Lender may disclose any such confidential information, without notice to the Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent or such Lender. As used in this Section, the term “Information” means all information received from the Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender on a non‑confidential basis prior to disclosure by the Borrower, any other Loan Party, any other Subsidiary or any Affiliate, provided that, in the case of any such information received from the Borrower, any other Loan Party, any other Subsidiary or any Affiliate after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

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Section 13.10. Indemnification.

(a)The Borrower shall and hereby agrees to indemnify, defend and hold harmless the Administrative Agent, the Lenders, all of the Affiliates of the Administrative Agent, each of the Lenders and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an “Indemnified Party”) from and against any and all of the following (collectively, the “Indemnified Costs”): losses, costs, claims, penalties, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith, but excluding Indemnified Costs indemnification in respect of which is specifically covered by Section 3.10. or 5.1. or expressly excluded from the coverage of such Sections) incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an “Indemnity Proceeding”) which is in any way related directly or indirectly to: (i) this Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans hereunder; (iii) any actual or proposed use by the Borrower of the proceeds of the Loans; (iv) the Administrative Agent’s or any Lender’s entering into this Agreement or any other Loan Document; (v) the fact that the Administrative Agent and the Lenders have established the credit facility evidenced hereby in favor of the Borrower; (vi) the fact that the Administrative Agent and the Lenders are creditors of the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Borrower and the Subsidiaries; (vii) the fact that the Administrative Agent and the Lenders are material creditors of the Borrower and are alleged to influence directly or indirectly the business decisions or affairs of the Borrower and the Subsidiaries or their financial condition; (viii) the exercise of any right or remedy the Administrative Agent or the Lenders may have under this Agreement or the other Loan Documents; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party as set forth above for any acts or omissions of such Indemnified Party in connection with matters described in this clause (viii) that constitute gross negligence or willful misconduct on the part of such Indemnified Party as determined in a final non‑appealable judgment by a court of competent jurisdiction; (ix) any civil penalty or fine assessed by the OFAC against, and all costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof by, the Administrative Agent or any Lender as a result of conduct of the Borrower, any other Loan Party or any other Subsidiary that violates a sanction administered or enforced by the OFAC; or (x) any violation or non‑compliance by the Borrower or any Subsidiary of any Applicable Law (including any Environmental Law) including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any Environmental Law, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Borrower, its Subsidiaries or any other Loan Party (or its respective properties) (or the Administrative Agent and/or the Lenders as successors to the Borrower) to be in compliance with such Environmental Laws.

(b)The Borrower’s indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all Indemnified Costs of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Borrower or any Subsidiary, any shareholder of the Borrower or any Subsidiary (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of the Borrower), any account debtor of the Borrower or any Subsidiary or by any Governmental Authority.

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(c)This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Borrower and/or any Subsidiary.

(d)All out‑of‑pocket fees and expenses of, and all amounts paid to third‑persons by, an Indemnified Party shall be advanced by the Borrower at the request of such Indemnified Party notwithstanding any claim or assertion by the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder. Each Indemnified Party shall use its reasonable efforts to give Borrower as much advance notice of anticipated fees, expenses and costs as is reasonably practicable under the circumstances, but failure to give such notice shall not absolve Borrower of Borrower’s obligation to pay the same.

(e)An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnity Proceeding covered by this Section and, as provided above, all Indemnified Costs incurred by such Indemnified Party shall be reimbursed by the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnity Proceeding shall vitiate or in any way impair the obligations and duties of the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that (i) if the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnity Proceeding, such Indemnified Party shall not settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, an Indemnified Party may settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower where (x) no monetary relief is sought against such Indemnified Party in such Indemnity Proceeding or (y) there is an allegation of a violation of law by such Indemnified Party.

(f)If and to the extent that the obligations of the Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

(g)Subject to the immediately following Section 13.11., the Borrower’s obligations hereunder shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party.

References in this Section 13.10. to “Lender” or “Lenders” shall be deemed to include such Persons (and their Affiliates) in their capacity as Specified Derivatives Providers.

Section 13.11. Termination; Survival.

At such time as (a) all of the Term Loan Commitments have been terminated, (b) none of the Lenders is obligated any longer under this Agreement to make any Loans and (c) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full, this Agreement shall terminate. The indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of Sections 3.10., 5.1., 5.4., 12.8., 13.2. and 13.10. and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 13.5., shall continue in full force and effect and shall protect the Administrative Agent and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as

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before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement.

Section 13.12. Severability of Provisions.

If any provision under this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents.
Section 13.13. GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 13.14. Counterparts.

To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.
Section 13.15. Obligations with Respect to Loan Parties.

The obligations of the Borrower to direct or prohibit the taking of certain actions by the Parent or the other Loan Parties as specified herein shall be absolute and not subject to any defense the Borrower may have that the Borrower does not control the Parent or such Loan Parties.
Section 13.16. Independence of Covenants.

All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.
Section 13.17. Limitation of Liability.

None of the Administrative Agent or any Lender, or any affiliate, officer, director, employee, attorney, or agent of the Administrative Agent or any Lender shall have any liability with respect to, and the Borrower and the Parent hereby waive, release, and agree not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower or the Parent in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or the Fee Letters, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower and the Parent hereby waive, release, and agree not to sue the Administrative Agent or any Lender or any of the Administrative Agent’s or any Lender’s affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in

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connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, the Fee Letters, or any of the transactions contemplated by this Agreement or financed hereby.

Section 13.18. Entire Agreement.

This Agreement, the Notes, the other Loan Documents and the Fee Letters embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

Section 13.19. Construction, Conflict of Terms.

The Administrative Agent, the Borrower, the Parent and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, the Borrower, each Lender and the Parent. In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of any of the other Loan Documents, the terms of this Agreement shall govern.

Section 13.20. Headings.

The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation.

Section 13.21. Limitation of Liability of Borrower’s General Partner.

Subject to the exceptions and qualifications described below, the General Partner, shall not be personally liable for the payment of the Obligations. Notwithstanding the foregoing: (a) if an Event of Default occurs, nothing contained herein shall in any way prevent or hinder the Administrative Agent or the Lenders in the pursuit or enforcement of any right, remedy or judgment against the Borrower or any other Loan Party, or any of their respective assets; and (b) the General Partner shall be fully liable to the Administrative Agent and the Lenders to the same extent that the General Partner would be liable absent the foregoing provisions of this Section for fraud or willful misrepresentation by the Borrower, the General Partner, its or their Affiliates or predecessor general partner (i.e., the Parent) (to the full extent of losses suffered by the Administrative Agent or any Lender by reason of such fraud or willful misrepresentations).

Section 13.22. Limited Nature of Parent’s Obligations.

THE LENDERS AND THE ADMINISTRATIVE AGENT ACKNOWLEDGE AND AGREE THAT THE PARENT IS JOINING IN THE EXECUTION OF THIS AGREEMENT SOLELY FOR THE LIMITED PURPOSE OF BEING BOUND BY THE TERMS OF THE SECTIONS SPECIFICALLY APPLICABLE TO THE PARENT, INCLUDING SECTIONS 8.1., 8.2., 8.6, 8.7., 8.12., 8.13., 9.6., 10.1., 10.4., 10.6., and 10.7. OF THIS AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT UNDER THIS AGREEMENT OR OTHER LOAN DOCUMENT RESULTING FROM A BREACH BY THE PARENT OF, OR A MISREPRESENTATION BY THE PARENT UNDER OR IN ANY WAY RELATING TO, ANY OF SUCH SECTIONS SHALL NOT CREATE ANY PERSONAL LIABILITY ON THE PART OF THE PARENT FOR THE PAYMENT OF THE OBLIGATIONS. NOTHING CONTAINED IN THIS SECTION IS INTENDED TO LIMIT THE OBLIGATIONS OF THE PARENT UNDER THE PARENT GUARANTY.

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Section 13.23. Limitation of Liability of Borrower’s Directors, Officers, Etc.

The parties hereto acknowledge and agree that no director, officer, shareholder, employee or agent of the Borrower or any Affiliate of the Borrower shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, the Borrower.

Section 13.24. Acknowledgement and Consent to Bail‑In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write‑Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write‑Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail‑In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write‑Down and Conversion Powers of any EEA Resolution Authority.

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[SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT]

SCHEDULE I
Term Loan Commitments

Lender	Term Loan Commitment

Wells Fargo Bank, National Association	$55,000,000

JPMorgan Chase Bank, N.A.	$40,000,000

U.S. Bank National Association	$40,000,000

PNC Bank, National Association	$40,000,000

Regions Bank	$40,000,000

Citizens Bank, N.A.	$35,000,000

TD Bank, N.A.	$25,000,000

Branch Banking and Trust Company	$20,000,000

Associated Bank	$20,000,000

Hua Nan Commercial Bank, LTD. New York Agency	$15,000,000

First Tennessee Bank N.A.	$10,000,000

First Commercial Bank, Ltd. New York Branch	$10,000,000

TOTAL	$350,000,000

SCHEDULE 1.1

Permitted Liens
None.

SCHEDULE 7.1.(b)

Ownership Structure

SCHEDULE 7.1.(b) - PART I
LOAN PARTIES, LIMITED SUBSIDIARIES AND EQUITY INTEREST

CBL & Associates Properties, Inc. (Delaware)

CBL Holdings I, Inc. (Delaware)
CBL & Associates Properties, Inc. - 100% common stock

CBL & Associates Limited Partnership (Delaware)
CBL Holdings I, Inc. (Delaware) - 1% general partnership interest
CBL & Associates Properties, Inc. - 100% common stock
CBL Holdings II, Inc. (Delaware) - 83% limited partnership interest
CBL & Associates Properties, Inc. - 100% common stock
Other Limited Partners - 16% limited partnership interest

SCHEDULE 7.1.(B) - PART II

WHOLLY OWNED SUBSIDIARIES THAT ARE MATERIAL SUBSIDIARIES BUT NOT EXCLUDED SUBSIDIARIES, AND LIMITED SUBSIDIARIES
AND EQUITY INTERESTS THEREOF

Acadiana Anchor M, LLC (Louisiana)
CBL & Associates Limited Partnership - 100% membership interest

Acadiana Expansion Parcel, LLC (Louisiana)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Acadiana Mall of Delaware, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Alamance Crossing, LLC (North Carolina)
CBL & Associates Limited Partnership - 100% membership interest

Alamance Crossing II, LLC (North Carolina)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

APWM, LLC (Georgia)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Brookfield Square Anchor S, LLC (Wisconsin)
CBL & Associates Limited Partnership - 100% membership interest

Brookfield Square Joint Venture (Ohio)
CBL/Brookfield I, LLC (Delaware) - 81% general partnership interest
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Brookfield II, LLC (Delaware) - 19% general partnership interest
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Brookfield I, LLC (Delaware)
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Brookfield II, LLC (Delaware)
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Brookfield Square Parcel, LLC (Wisconsin)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Columbia Joint Venture (South Carolina)
CBL/Columbia I, LLC (Delaware) - 79% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Columbia II, LLC (Delaware) - 21% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Columbia I, LLC (Delaware
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Columbia II, LLC (Delaware
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Cherryvale Mall, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Charleston Joint Venture (Ohio)
CBL/Citadel I, LLC (Delaware) - 74.5% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Citadel II, LLC (Delaware) - 25.5% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Citadel I, LLC (Delaware)
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Citadel II, LLC (Delaware)
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Coolsprings Crossing Limited Partnership (Tennessee)
CBL & Associates Limited Partnership - 99.9% general partnership interest
CBL & Associates Properties, Inc. - 0.1% limited partnership interest

Cross Creek Anchor S, LP (North Carolina)
Cross Creek Anchor S GP LLC (North Carolina)
CBL & Associates Limited Partnership - 100% membership interest

Cross Creek Anchor S GP LLC (North Carolina)
CBL & Associates Limited Partnership - 100% membership interest

The Courtyard at Hickory Hollow Limited Partnership (Delaware)
Tenn-GP Holdings, LLC (Tennessee) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 99% membership interest

Dakota Square Mall CMBS, LLC (Delaware)
CBL & Associates Limited Partnership - 100% membership interest

Eastgate Company (Ohio)
CBL/Eastgate I, LLC (Delaware) - 53.8475% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Eastgate II, LLC (Delaware) - 46.1525% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Eastgate I, LLC (Delaware)
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Eastgate II, LLC (Delaware)
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/J II, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Madison/East Towne, LLC (Delaware)
Madison Joint Venture (Ohio) - 100% membership interest
CBL/Madison I, LLC (Delaware) - 65% partnership interest
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Madison II, LLC (Delaware - 35% partnership interest
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Eastgate Anchor S, LLC (Ohio)
CBL & Associates Limited Partnership - 100% membership interest

Eastland Anchor M, LLC (Illinois)
CBL & Associates Limited Partnership - 100% membership interest

Eastland Mall, LLC (Delaware)
Eastland Member, LLC (Illinois) - 100% membership interest
Eastland Holding I, LLC (Illinois) - 61.3563% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% membership interest
Eastland Holding II, LLC (Illinois) - 38.6437% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% membership interest

Eastland Member, LLC (Illinois)
Eastland Holding I, LLC (Illinois) - 61.3563% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% membership interest
Eastland Holding II, LLC (Illinois) - 38.6437% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% membership interest

Eastland Holding I, LLC (Illinois)
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% membership interest

Eastland Holding II, LLC (Illinois)
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% membership interest

Fayette Middle Anchor, LLC (Kentucky)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Fayette Plaza CMBS, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

FHM Anchor, LLC (Tennessee)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Frontier Mall Associates Limited Partnership (Wyoming)
CBL & Associates Limited Partnership (Delaware) - 99.9% general partnership interest
Mortgage Holdings, LLC (Delaware) - .1% limited partnership interest
CBL & Associates Limited Partnership (Delaware)- 100% membership interest

Popps Ferry Road, LLC (Mississippi)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Gunbarrel Commons, LLC (Tennessee)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Hanes Mall Parcels LLC (North Carolina)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Harford Mall Business Trust (Maryland)
CBL/Nashua Limited Partnership (New Hampshire) - 100% ownership interest
CBL & Associates Limited Partnership (Delaware) - 99.9209% general partnership interest
Mortgage Holdings, LLC. (Delaware) - .0791% limited partnership interest

CBL/Nashua Limited Partnership (New Hampshire)
CBL & Associates Limited Partnership (Delaware) - 99.9209% general partnership interest
Mortgage Holdings, LLC (Delaware) - .0791% limited partnership interest

Hickory Point-OP Outparcel, LLC (Illinois)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Imperial Valley Commons, L.P. (California)
IV Commons, LLC (California) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99% membership interest

IV Commons, LLC (California)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Imperial Valley Mall II, L.P. (California)
Imperial Valley Mall GP, LLC (Delaware) - 0.5% general partnership interest
Imperial Valley Mall, L.P. (California) - 100% limited partnership interest
    CBL/Imperial Valley GP, LLC (California) - 0.5% general partnership interest
        CBL & Associates Limited Partnership (Delaware) - 100% membership interest
    CBL & Associates Management, Inc. (Delaware) - 0.5% general partnership interest
    CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
Imperial Valley Mall, L.P. (California) - 99.5% limited partnership interest
CBL/Imperial Valley GP, LLC (California) - 0.5% general partnership interest
    CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest

Imperial Valley Mall GP, LLC (Delaware)
Imperial Valley Mall, L.P. (California) - 100% membership interest
CBL/Imperial Valley GP, LLC (California) - 0.5% general partnership interest
        CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest

Imperial Valley Mall, L.P. (California)
CBL/Imperial Valley GP, LLC (California) - 0.5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest

CBL/Imperial Valley GP, LLC (California)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Janesville Mall Limited Partnership (Wisconsin)
Janesville Wisconsin, Inc. (Wisconsin) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest

Jefferson Anchor M, LLC (Kentucky)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Jefferson Anchor S, LLC (Kentucky)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Jefferson Mall Company II, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Huntsville, LLC (Delaware)
CBL & Associates Limited Partnership - 100% membership interest

Mall Del Norte, LLC (Texas)
MDN/Laredo GP, LLC (Delaware) - 0.5 % membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest

MDN/Laredo GP, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Laredo/MDN II Limited Partnership (Texas)
MDN/Laredo GP, LLC (Delaware) - 0.5 % membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest

Layton Hills Mall CMBS, LLC (Delaware)
CBL & Associates Limited Partnership - 100% membership interest

Mayfaire Town Center, L.P. (Delware)
Mayfaire GP, LLC (Delaware) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest

Mayfaire GP, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Meridian Mall Limited Partnership (Michigan)
Multi-GP Holdings, LLC (Delaware) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest

Mid Rivers Mall CMBS, LLC (Delaware)
Mid Rivers Land, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Mid Rivers Land, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/ Monroeville Partner, L.P. (Pennsylvania)
CBL/Monroeville II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Monroeville III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership - 100% membership interest

CBL/Monroeville II, LLC (Pennsylvania)
CBL & Associates Limited Partnership - 100% membership interest

CBL/Monroeville III, LLC (Pennsylvania)
CBL & Associates Limited Partnership - 100% membership interest

CBL/Monroeville, L.P. (Pennsylvania)
CBL/Monroeville I, LLC (Delaware) - .5% general partnership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/ Monroeville Partner, L.P. (Pennsylvania) - 99.5% limited partnership interest
CBL/Monroeville II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Monroeville III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership - 100% membership interest

CBL/Monroeville I, LLC (Delaware)
CBL & Associates Limited Partnership - 100% membership interest

Monroeville Anchor Limited Partnership (Pennsylvania)

CBL/Monroeville II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Monroeville III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership - 100% membership interest

Hixson Mall, LLC (Tennessee)
CBL & Associates Limited Partnership - 100% membership interest

Northgate SAC, LLC (Tennessee)
CBL & Associates Limited Partnership - 100% membership interest

Northpark Mall/Joplin, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Old Hickory Mall Venture II, LLC (Delaware)
Old Hickory Mall Venture (Tennessee) - 99.5% membership interest
CBL/Old Hickory I, LLC (Delaware) - 95% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Old Hickory II, LLC (Delaware) - 5% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL Old Hickory Mall, Inc. (Tennessee) - .5% membership interest

Old Hickory Mall Venture (Tennessee)
CBL/Old Hickory I, LLC (Delaware) - 95% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest
CBL/Old Hickory II, LLC (Delaware) - 5% general partnership interest
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest

CBL/Old Hickory I, LLC (Delaware)
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest

CBL/Old Hickory II, LLC (Delaware)
CBL/J II, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 100% membership interest

Huckleberry Place, LLC (Georgia)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Parkdale Anchor M, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Pearland Town Center Limited Partnership (Texas)
CBL/T-C, LLC - 99.5% limited partnership interest
Pearland Town Center GP, LLC - 0.5% general partnership interest
CBL/T-C, LLC - 100% membership interest
The Galleria Associates, L.P. - 33.71% membership interest
CBL & Associates Limited Partnership - 99.9% general partnership interest
CBL & Associates Properties, Inc. - .1% limited partnership interest
Oak Park Holding I, LLC - 66.29% membership interest

CBL & Associates Limited Partnership - 99.5% membership interest
CBL & Associates Management, Inc. - 0.5% membership interest

Port Orange Holdings II, LLC (Florida)
The Pavilion at Port Orange, LLC (Florida) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 91.09% membership interest
CBL & Associates Management, Inc. (Delaware) - 9.91 % membership interest

College Station Partners, Ltd. (Texas)
CBL & Associates Limited Partnership (Delaware) - 99.9% membership interest
Mortgage Holdings, LLC (Delaware) - .1% membership interest
CBL & Associates Limited Partnership (Delaware)- 100% membership interest

POM-College Station, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 99.9% membership interest
Mortgage Holdings, LLC (Delaware) - .1% membership interest
CBL & Associates Limited Partnership (Delaware)- 100% membership interest

CBL-D’Iberville Member, LLC (Mississippi)
CBL & Associates Limited Partnership (Delaware) - 90% membership interest
CBL & Associates Management, Inc. (Delaware) - 10% membership interest

CBL RM-Waco, LLC (Texas)
CBL/Richland G.P., LLC (Texas) - .5% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest

CBL/Richland G.P., LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Seacoast Shopping Center Limited Partnership (New Hampshire)
CBL & Associates Limited Partnership (Delaware) - 99.92% general partnership interest
Mortgage Holdings, LLC (Delaware) - .08% limited partnership interest

Volusia-OP Peripheral, LLC (Florida)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Volusia SAC, LLC (Florida)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Hickory Point-OP Outparcel, LLC (Illinois)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

South County Shoppingtown LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Southaven Town Center II, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

St. Clair Square SPE, LLC (Delaware)
St. Clair Square Limited Partnership (Illinois) - 100% membership interest
St. Clair Square GP I, LLC (Illinois) - 1% general partnership interest

CW Joint Venture, LLC (Delaware) - 100%
CW Joint Venture, LLC (Delaware) - 99%
CBL & Associates Limited Partnership (Delaware) - 81.85 % membership interest
St. Clair Square GP, Inc. (Illinois) - 0.17 % membership interest
Arbor Place Limited Partnership (Georgia) - 17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) - 1% general partnership interest

St. Clair Square Limited Partnership (Illinois)
St. Clair Square GP I, LLC (Illinois) - 1% general partnership interest
CW Joint Venture, LLC (Delaware) - 100%
CBL & Associates Limited Partnership (Delaware) - 81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - 0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) - 17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) - 1% general partnership interest

St. Clair Square GP I, LLC (Illinois)
CW Joint Venture, LLC (Delaware) - 100%
        CBL & Associates Limited Partnership (Delaware) - 81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - 0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) - 17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) - 1% general partnership interest

Shoppes at St. Clair CMBS, LLC (Delaware)
CW Joint Venture, LLC (Delaware) - 100%
        CBL & Associates Limited Partnership (Delaware) - 81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - 0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) - 17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) - 1% general partnership interest

Stroud Mall, LLC (Pennsylvania)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Arbor Place Limited Partnership (Georgia)
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
Arbor Place GP, Inc. (Georgia) - 1% general partnership interest

CBL SM-Brownsville, LLC (Texas)
CBL/Sunrise GP, LLC (Delaware) - .5% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest

CBL/Sunrise GP, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Sunrise Commons, L.P. (Texas)
CBL/Sunrise Commons GP, LLC (Texas) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% limited partnership interest

CBL/Sunrise Commons GP, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Sunrise XS Land, L.P. (Texas)
CBL/Sunrise Land, LLC (Texas) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% limited partnership interest

CBL/Sunrise Land, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion, L.P. (Pennsylvania)
CBL/Monroeville Expansion I, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Monroeville Expansion Partner, L.P. (Pennsylvania) - 99.5% limited partnership interest
CBL/Monroeville Expansion II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Monroeville Expansion III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion I, LLC (Pennsylvania)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion Partner, L.P. (Pennsylvania)
CBL/Monroeville Expansion II, LLC (Pennsylvania) - .5% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Monroeville Expansion III, LLC (Pennsylvania) - 99.5% limited partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion II, LLC (Pennsylvania)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Monroeville Expansion III, LLC (Pennsylvania)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

The Landing at Arbor Place II, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

The Landing at Arbor Place Limited Partnership (Missouri)
CBL & Associates Limited Partnership (Delaware) - 99.9% general partnership interest
CBL & Associates Properties, Inc. (Delaware) - 0.1% limited partnership interest

Turtle Creek Limited Partnership (Mississippi)
CBL & Associates Limited Partnership (Delaware) - 99.9% general partnership interest
Mortgage Holdings, LLC (Delaware) - .1% limited partnership interest

Madison Joint Venture (Ohio)
CBL/Madison I, LLC (Delaware) - 65% general partnership interest
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL/Madison II, LLC (Delaware) - 35% general partnership interest
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Madison I, LLC (Delaware)
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Madison II, LLC (Delaware)
CBL/J I, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/J I, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Westgate Crossing Limited Partnership (South Carolina)
Multi-GP Holdings, LLC (Delaware) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
CBL & Associates Limited Partnership - 99% limited partnership interest

CBL El Paso Member, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Parkdale Mall, LLC (Texas)
CBL/Parkdale Mall GP, LLC (Delaware) - .05% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest
Parkdale Mall Associates, L.P. (Texas) - 99.95 % membership interest
CBL/Parkdale, LLC (Texas) - .05% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest        CBL & Associates Limited Partnership (Delaware) - 99.95% limited partnership interest

CBL/Parkdale Mall GP, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Parkdale Mall Associates, L.P. (Texas)
CBL/Parkdale, LLC (Texas) - .05% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest            CBL & Associates Limited Partnership (Delaware) - 99.95% limited partnership interest

CBL/Parkdale, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Pearland-OP Parcel 8, LLC (Texas)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Southpark Mall-DSG, LLC (Virginia)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL Gettysburg Member, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL-TRS Member I, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/MSC, LLC (South Carolina)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Gulf Coast, LLC (Florida)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

Laurel Park Retail Properties, LLC (Delaware)
Laurel Park Retail Holding, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5 membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% membership interest

Madison/West Towne, LLC (Delaware)
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

CBL/Westmoreland, L.P. (Pennsylvania)
CBL/Westmoreland I, LLC (Delaware) - 0.5% limited partnership interest
CW Joint Venture, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 81.85 % membership interest
        St. Clair Square GP, Inc. (Illinois) - 0.17 % membership interest
        Arbor Place Limited Partnership (Georgia) - 17.98% membership interest
            CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
            Arbor Place GP, Inc. (Georgia) - 1% general partnership interest
CBL/Westmoreland II, LLC (Pennsylvania) - 99.5% limited partnership interest
CW Joint Venture, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 81.85 % membership interest
        St. Clair Square GP, Inc. (Illinois) - 0.17 % membership interest
        Arbor Place Limited Partnership (Georgia) - 17.98% membership interest
            CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
            Arbor Place GP, Inc. (Georgia) - 1% general partnership interest

CBL/Westmoreland I, LLC (Delaware)
CW Joint Venture, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - 0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) - 17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) - 1% general partnership interest

CBL/Westmoreland II, LLC (Delaware)
CW Joint Venture, LLC (Delaware) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 81.85 % membership interest
    St. Clair Square GP, Inc. (Illinois) - 0.17 % membership interest
    Arbor Place Limited Partnership (Georgia) - 17.98% membership interest
        CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
        Arbor Place GP, Inc. (Georgia) - 1% general partnership interest

York Galleria Limited Partnership (Virginia)
CBL & Associates Limited Partnership (Delaware) - 99% limited partnership interest
CBL York, Inc. - 1% general partnership interest

SCHEDULE 7.1.(b) - PART III
OTHER NON-LOAN PARTY BORROWER AFFILIATES OWNING
ASSETS INCLUDED IN UNENCUMBERED ASSET VALUE

Non-Guarantor Wholly Owned Subsidiaries

CBL & Associates Management, Inc., a Delaware corporation
CBL & Associates Limited Partnership - 100% ownership interest

CBL 840 GC, LLC, a Virginia limited liability company
CBL & Associates Management, Inc. - 100% membership interest

CBL 850 GC, LLC, a Virginia limited liability company
CBL & Associates Management, Inc. - 100% membership interest

Hickory Point Outparcels, LLC, an Illinois limited liability company
CBL & Associates Management, Inc. - 100% membership interest

Pearland Hotel Operator, Inc., a Texas corporation
CBL & Associates Management, Inc. - 100% membership interest

CBL Lee’s Summit East, LLC, a Delaware limited liability company
CBL & Associates Management, Inc. - 100% membership interest

IV Outparcels, LLC (California)
CBL & Associates Management, Inc. - 100% membership interest

Imperial Valley Peripheral, L.P. (California)
IV Outparcels, LLC (California) - 1.5% general partnership interest
CBL & Associates Management, Inc. - 100% membership interest
CBL & Associates Management, Inc. - 98.5% limited partnership interest

Madison Ground, LLC (Mississippi)
CBL & Associates Management, Inc. (Delaware) - 100% membership interest

West Towne District, LLC (Wisconsin)
CBL & Associates Management, Inc. - 100% membership interest

CBL Louisville Outparcel Member, LLC (Kentucky)
CBL & Associates Management, Inc. (Delaware) - 100% membership interest

CBL El Paso Outparcel Member, LLC (Texas)
CBL & Associates Management, Inc .(Delaware) - 100% membership interest

CBL Woodstock Outparcel Member, LLC (Georgia)
CBL & Associates Management, Inc. (Delaware) - 100% membership interest

Consolidated JV Entities:

Louisville Outlet Outparcels, LLC (Delaware)
CBL Louisville Outparcel Member, LLC (Kentucky) - 65% membership interest
CBL & Associates management, Inc. (Delaware) - 100% membership interest

High Point Development Limited Partnership II (North Carolina)
CBL & Associates Limited Partnership (Delaware) - 74% limited partnership interest
CBL/GP, Inc. - 1% general partnership interest

CBL Entertainment Parcel, LLC (Tennessee)
Jarnigan Road Limited Partnership (Tennessee) - 100% membership interest
Development Options, Inc. (Wyoming) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 91% limited partnership interest

The Shoppes at Hamilton Place, LLC (Tennessee)
Jarnigan Road Limited Partnership (Tennessee) - 100% membership interest
Development Options, Inc. (Wyoming) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 91% limited partnership interest

Hamilton Corner CMBS General Partnership (Delaware)
Hamilton Corner GP I, LLC (Delaware) - 5% general partnership interest
Lebcon Associates (Tennessee) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 91% limited partnership interest
Hamilton Corner GP II, LLC (Delaware) - 95% general partnership interest
Lebcon Associates (Tennessee) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 91% limited partnership interest

Hamilton Place Anchor S, LLC (Delaware)
Lebcon Associates (Tennessee) - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 1% general partnership interest
CBL & Associates Limited Partnership (Delaware) - 91% limited partnership interest

EL Paso Outlet Center II, LLC (Delaware)
CBL El Paso Member, LLC (Delaware) - 75% membership interest
CBL & Associates Limited Partnership (Delaware) - 100% membership interest

EL Paso Outlet Outparcels, LLC (Delaware)
CBL El Paso Outparcel Member, LLC (Texas)- 50% membership interest
CBL & Associates Management, Inc. (Delaware) - 100% membership interest

Gettysburg Outlet Center, LLC (Delaware)
CBL Gettysburg Member, LLC (Delaware) - 50% membership interest
CBL & Associates Limited Partnership - 100% membership interest

Atlanta Outlet Outparcels, LLC (Delaware)

CBL Woodstock Outparcel Member, LLC (Georgia) - 75% membership interest
CBL & Associates Management, Inc. (Delaware) - 100% membership interest

Lebcon Associates, a Tennessee limited partnership
CBL & Associates Limited Partnership - 89.9% general partnership interest
CBL & Associates Limited Partnership - .1% limited partnership interest

Village at Orchard Hills, LLC (Michigan)
CBL & Associates Limited Partnership (Delaware) - 65% membership interest

The Promenade D’Iberville, LLC (Mississippi)
CBL-D’Iberville Member, LLC (Mississippi) - 85% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.5% membership interest
CBL & Associates Management, Inc. (Delaware) - 0.5% membership interest

Madison Grandview Forum, LLC (Mississippi)
CBL Grandview Forum - 75% membership interest
CBL & Associates Limited Partnership - 100% membership interest

Unconsolidated JV Entities:

Governor's Square Company IB, an Ohio general partnership
Montgomery Partners, L.P. - 50% general partnership interest
CBL & Associates Limited Partnership - 99% limited partnership interest
CBL/GP VI, Inc. - 1% general partnership interest

CBL-Shops at Friendly II, LLC, a North Carolina limited liability company
CBL-TRS Member I, LLC - 50% membership interest in CBL-TRS Joint Venture, LLC, which is the Joint Venture that owns CBL-Shops at Friendly II, LLC
CBL & Associates Limited Partnership - 100% membership interest

Mall of South Carolina Limited Partnership, a South Carolina limited partnership
CBL & Associates Limited Partnership - 49% limited partnership interest
CBL/MSC, LLC - 1% general partnership interest
CBL & Associates Limited Partnership - 100% membership interest

GCTC Peripheral IV, LLC, a Florida limited liability company
CBL/Gulf Coast, LLC - 50% membership interest in JG Gulf Coast Town Center LLC, which is the Joint Venture that owns GCTC Peripheral IV, LLC
CBL & Associates Limited Partnership - 100% membership interest

JG Gulf Coast Town Center, LLC, an Ohio limited liability company
CBL/Gulf Coast, LLC - 50% membership interests
CBL & Associates Limited Partnership - 100% membership interest

River Ridge Mall JV, LLC, a Virginia limited liability company
River Ridge Mall, LLC - 25% membership interest
Seacoast Shopping Center Limited Partnership - 100% membership interest
CBL & Associates Limited Partnership (Delaware) - 99.92% general partnership interest
Mortgage Holdings, LLC (Delaware) - .08% limited partnership interest

SCHEDULE 7.1.(b) - PART IV
SUBSIDIARIES NOT INCLUDED ON PARENT'S FORM 10-K
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016

Name                        State of Formation

Acadiana Anchor M, LLC            Louisiana
Brookfield Square Anchor S, LLC        Wisconsin
Cross Creek Anchor S, LP            North Carolina
Eastgate Anchor S, LLC            Ohio
Eastland Anchor M, LLC            Illinois
Hamilton Place Anchor S, LLC        Delaware
Jefferson Anchor M, LLC            Kentucky
Jefferson Anchor S, LLC            Kentucky
Northgate SAC, LLC                Tennessee
Parkdale Anchor M, LLC            Texas
Volusia SAC, LLC                Florida

SCHEDULE 7.1.(f)
Eligible Properties
Property Description	Occupancy	Property
	Rate	Classification
	(as of 6-30-17)
840 Greenbrier Circle	82.0%
850 Greenbrier Circle	100.0%
Acadiana Anchor M	100.0%
Acadiana Mall - Expansion Land		Land
Alamance Crossing - Outparcels		Land
Alamance Crossing West	85.5%
Arbor Place - APWM, LLC		Land
Arbor Place - OP		Land
Brookfield Square	95.1%
Brookfield Square - Lifestyle Center	100.0%
Brookfield Square - Sears Renovation	100.0%
Brookfield Anchor S Sears	100.0%
Cherryvale Mall	93.8%
Citadel Mall - Outparcels		Land
Coolsprings Crossing	96.5%
Courtyard at Hickory Hollow	95.6%
Cross Creek Anchor S Sears	100.0%
Dakota Square Mall	97.4%
East Towne Mall	91.9%
Eastgate Anchor S Sears	100.0%
Eastgate Mall - Self Development	100.0%
Eastgate Mall - Shops at Eastgate	100.0%
Eastland Anchor M		Development
Eastland Mall and Medical Building	79.4%
Fayette Mall - Sears Renovation	90.2%
Foothills Plaza		Land
Forum at Grandview - Madison Ground		Land
Frontier Mall	84.2%
Frontier Square	100.0%
Greenbriar Mall - Outparcels		Land
Gulf Coast Galleria		Land
Gunbarrel Point	100.0%
Hanes Mall BJ’s Restaurant	100.0%
Harford Mall	90.6%
Harford Mall - Annex	100.0%
Hickory Point Mall - OP		Land
Hickory Point Mall - Shops At Hickory Point	100.0%
Honey Creek Mall - OP		Land
Imperial Valley Commons - Kohl's / Development		Development
Imperial Valley Mall	88.0%

Imperial Valley Mall - OP		Land
Janesville Mall	88.7%
Jefferson Anchor Macy's		Development
Jefferson Mall - Self Development	100.0%
Jefferson Anchor S Sears	100.0%
Laurel Park Mall	89.7%
Layton Hills Mall	96.8%
Layton Hills Mall - Convenience Center	94.4%
Layton Hills - Outparcels	100.0%
Layton Hills Plaza	100.0%
Mall Del Norte	94.6%
Mall Del Norte - Cinemark	74.7%
Mayfair Town Center	90.3%
Meridian Mall	76.6%
Meridian Mall - Land E. Lansing		Land
Meridian Mall - Township Property		Land
Mid Rivers Mall	89.9%
Monroeville Mall - Anchor	84.1%
Monroeville Mall - Annex @ Monroeville	100.0%
Monroeville Mall and District	87.1%
Monroeville/CBL Partnership LP		Land
Northgate Mall	95.1%
Northgate SAC	100.0%
Northpark Mall	77.8%
Old Hickory Mall	72.0%
Parkdale Anchor M		Development
Parkdale Mall - Self Dev. Tract 4/Pad B	100.0%
Parkway Plaza	89.4%
Pearland Town Center	95.8%
Pearland Town Center - Land		Land
Pearland Town Center - Hotel	90.0%	Est. Occupancy %
Pearland Town Center - Office	96.3%
Pearland Town Center - Residences	93.0%	Est. Occupancy %
Pearland Town Center - Self Development	100.0%
Port Orange, FL - Outparcels		Land
Post Oak Mall Phase I & III	88.9%
Richland Mall	93.0%
Shoppes at St. Clair Square	100.0%
South County Mall	89.0%
Southaven Town Center	83.7%
Southaven Towne Center - Self Development	87.5%
Southpark Mall - Dick’s Sporting Good	100.0%
St. Clair Square	89.7%
Stroud Mall	79.3%
Sunrise Commons	100.0%

Sunrise Mall	95.9%
Sunrise Mall - Excess Land		Land
The Landing at Arbor Place	69.2%
The Landing at Arbor Place - Outparcels		Land
The Plaza at Fayette Mall	72.2%
Turtle Creek Mall	93.1%
Volusia Mall - Restaurant Village	100.0%
Volusia SAC	100.0%
West Towne Crossing	96.5%
West Towne Mall	95.5%
West Towne Mall - Retail District	100.0%
Westgate Crossing	96.5%
Westmoreland Crossing	99.0%
Westmoreland Mall	85.9%
York Galleria	82.5%

SCHEDULE 7.1.(h)
Material Contracts

None.

SCHEDULE 7.1.(i)
Material Litigation

None.

SCHEDULE 7.1.(r)
Affiliate Transactions

None.

Schedule 8.14(c)
Parent Guaranties

None.

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of _______, 20__ (the “Agreement”) by and among _________________________ (the “Assignor”), _________________________ (the “Assignee”), CBL & ASSOCIATES LIMITED PARTNERSHIP (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Assignor is a Lender under that certain Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6. thereof, the Administrative Agent, and the other parties thereto;

WHEREAS, the Assignor desires to assign to the Assignee all or a portion of the Assignor’s Term Loans under the Term Loan Agreement, all on the terms and conditions set forth herein; and

WHEREAS, [the Borrower and] the Administrative Agent consents to such assignment on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Assignment.

(a)    Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by the Assignee to the Assignor pursuant to Section 2 of this Agreement, effective as of ____________, 20__ (the “Assignment Date”) the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $__________ interest (such interest being the “Assigned Loans”) in and to the Assignor’s Term Loans, and all of the other rights and obligations of the Assignor under the Term Loan Agreement, such Assignor’s Term Note, and the other Loan Documents representing ______% in respect of the aggregate amount of all Lenders’ Term Loans, including without limitation, a principal amount of outstanding Term Loans equal to $_________, all voting rights of the Assignor associated with the Assigned Loans all rights to receive interest on such amount of Loans and all Fees with respect to the Assigned Loans and other rights of the Assignor under the Term Loan Agreement and the other Loan Documents with respect to the Assigned Loans, all as if the Assignee were an original Lender under and signatory to the Term Loan Agreement having outstanding Term Loans equal to the amount of the Assigned Loans. The Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of the Assignor with respect to the Assigned Loans as if the Assignee were an original Lender under and signatory to the Term Loan Agreement having outstanding Term Loans equal to the Assigned Loans, which obligations shall include, but shall not be limited to, the obligation of the Assignor to make Term Loans to the Borrower with respect to the Assigned Loans and the obligation to indemnify the Administrative Agent as provided in the Term Loan Agreement (the foregoing obligations, together with all other similar obligations more particularly set forth in the Term Loan Agreement and the other Loan Documents, shall be referred to hereinafter, collectively, as the “Assigned Obligations”). The Assignor shall have no further duties or obligations with respect to, and shall have no further interest in, the Assigned Obligations or the Assigned Loans from and after the Assignment Date.

(b)    The assignment by the Assignor to the Assignee hereunder is without recourse to the Assignor. The Assignee makes and confirms to the Administrative Agent, the Assignor, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XII of the Term Loan Agreement. Not in limitation of the foregoing, the Assignee acknowledges and agrees that, except as set forth in Section 4. below, the Assignor is making no representations or warranties with respect to, and the Assignee hereby releases and discharges the Assignor for any responsibility or liability for: (i) the present or future solvency or financial condition of the Borrower, any other Loan Party or any other Subsidiary, (ii) any representations, warranties, statements or information made or furnished by the Borrower, any other Loan Party or any other Subsidiary in connection with the Term Loan Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Term Loan Agreement, any Loan Document or any other document or instrument executed in connection therewith, or the collectibility of the Assigned Obligations, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the Obligations or the Assigned Obligations under the Notes or the Term Loan Agreement and (v) the performance or failure to perform by the Borrower or any other Loan Party of any obligation under the Term Loan Agreement or any other Loan Document. Further, the Assignee acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Term Loan Agreement. The Assignee also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Term Loan Agreement or any Note or pursuant to any other obligation. The Administrative Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Assignee with any credit or other information with respect to the Borrower, any other Loan Party or any other Subsidiary or to notify the undersigned of any Default or Event of Default except as expressly provided in the Term Loan Agreement. The Assignee has not relied on the Administrative Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

Section 2. Payment by Assignee. In consideration of the assignment made pursuant to Section 1. of this Agreement, the Assignee agrees to pay to the Assignor on the Assignment Date, an amount equal to $_________ representing the aggregate principal amount outstanding of the Term Loans owing to the Assignor under the Term Loan Agreement and the other Loan Documents being assigned hereby.

Section 3. Payments by Assignor. The Assignor agrees to pay to the Administrative Agent on the Assignment Date the administrative fee payable under Section 13.6.(b)(iv) of the Term Loan Agreement.

Section 4. Representations and Warranties of Assignor. The Assignor hereby represents and warrants to the Assignee that (a) as of the Assignment Date (i) the Assignor is a Lender under the Term Loan Agreement having Term Loans outstanding under the Term Loan Agreement immediately prior to the Assignment Date, equal to $____________ and that the Assignor is not in default of its obligations under the Term Loan Agreement; and (ii) the outstanding balance of Term Loans owing to the Assignor is $____________ and (b) it is the legal and beneficial owner of the Assigned Loans which are free and clear of any adverse claim created by the Assignor.

Section 5. Representations, Warranties and Agreements of Assignee. The Assignee (a) represents and warrants that it is (i) legally authorized to enter into this Agreement; (ii) an “accredited investor” (as such term is used in Regulation D of the Securities Act) and (iii) an Eligible Assignee; (b) confirms that it has received a copy of the Term Loan Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto; (d) agrees that it will become a party to and shall be bound by the Term Loan Agreement and the other Loan Documents to which the other Lenders are a party on the Assignment Date and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender; and (e) is either (i) not organized under the laws of a jurisdiction outside the United States of America or (ii) has delivered to the Administrative Agent (with an additional copy for the Borrower) such items required under Section 3.10. of the Term Loan Agreement.

Section 6. Recording and Acknowledgment by the Administrative Agent. Following the execution of this Agreement, the Assignor will deliver to the Administrative Agent (a) a duly executed copy of this Agreement for acknowledgment and recording by the Administrative Agent and (b) the Assignor’s Term Note. Upon such acknowledgment and recording, from and after the Assignment Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Term Loan Agreement for periods prior to the Assignment Date directly between themselves.

Section 7. Addresses. The Assignee specifies as its address for notices and its Lending Office for all Loans, the offices set forth below:

Attention: ___________________________

Telephone No.: ___________________
Telecopy No.: ________________________

Section 8. Payment Instructions. All payments to be made to the Assignee under this Agreement by the Assignor, and all payments to be made to the Assignee under the Term Loan Agreement, shall be made as provided in the Term Loan Agreement in accordance with the following instructions:

Section 9. Effectiveness of Assignment. This Agreement, and the assignment and assumption contemplated herein, shall not be effective until (a) this Agreement is executed and delivered by each of the Assignor, the Assignee, the Administrative Agent and if required, the Borrower, and (b) the payment to the Assignor of the amounts owing by the Assignee pursuant to Section 2. hereof and (c) the payment to the Administrative Agent of the amounts owing by the Assignor pursuant to Section 3. hereof. Upon recording and acknowledgment of this Agreement by the Administrative Agent, from and after the Assignment Date, (i) the Assignee shall be a party to the Term Loan Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights (except as otherwise provided in Section 13.11. of the Term Loan Agreement) and be released from its obligations under the Term Loan Agreement; provided, however, that if the Assignor does not assign its entire interest under the Loan Documents, it shall remain a Lender entitled to all of the benefits and subject to all of the obligations thereunder with respect to its Term Loans.

Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

Section 12. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 13. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by the Assignee and the Assignor.

Section 14. Entire Agreement. This Agreement embodies the entire agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

Section 15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 16. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Term Loan Agreement.

[Include this Section only if the Borrower’s consent is required under Section 13.6.(b) of the Term Loan Agreement] Section 17. Agreements of the Borrower. The Borrower hereby agrees that the Assignee shall be a Lender under the Term Loan Agreement having outstanding Term Loans equal to the Assigned Loans. The Borrower agrees that the Assignee shall have all of the rights and remedies of a Lender under the Term Loan Agreement and the other Loan Documents as if the Assignee were an original Lender under and signatory to the Term Loan Agreement, including, but not limited to, the right of a Lender to receive payments of principal and interest with respect to the Assigned Obligations, if any, and to the Term Loans made by the Lenders after the date hereof and to receive the Fees payable to the Lenders as provided in the Term Loan Agreement. Further, the Assignee shall be entitled to the benefit of the indemnification provisions from the Borrower in favor of the Lenders as provided in the Term Loan Agreement and the other Loan Documents. The Borrower further agrees, upon the execution and delivery of this Agreement, to execute in favor of the Assignee a Term Note in an initial amount equal to the Assigned Loans. Further, the Borrower agrees that, upon the execution and delivery of this Agreement, the Borrower shall owe the Assigned Obligations to the Assignee as if the Assignee were the Lender originally making such Loans and entering into such other obligations.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date and year first written above.

ASSIGNOR:

[Name of Assignor]

By: _________________________
Name: ____________________
Title: _____________________

Payment Instructions

[Bank]
[Address]
ABA No. :
Account No.:
Account Name:
Reference:

ASSIGNEE:

[Name of Assignee]

By: _________________________
Name: ____________________
Title: _____________________

Payment Instructions

[Bank]
[Address]
ABA No. :
Account No.:
Account Name:
Reference:

[Signatures continued on Following Page]

Agreed and Consented to as of the date first written above.

[Include signature of the Borrower only if required under Section 13.6.(b) of the Term Loan Agreement]

BORROWER:

[NAME OF BORROWER]

By: _________________________
Name: ____________________
Title: _____________________

Accepted as of the date first written above.

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: _________________________
Name: ____________________
Title: _____________________

EXHIBIT B
FORM OF GUARANTY
THIS GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is made as of ____________ __, _____ by and among each of the Subsidiaries of CBL & Associates Limited Partnership (the “Borrower”) listed on the signature pages hereto (collectively, the “Initial Guarantors” and each an “Initial Guarantor”) and those additional Subsidiaries of the Borrower which become parties to this Guaranty by executing a supplement hereto (a “Guaranty Supplement”) in the form attached hereto as Annex I (such additional Subsidiaries, together with the Initial Guarantors, the “Guarantors”), in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), for its benefit and for the benefit of the Lenders under the Term Loan Agreement described below (the Administrative Agent and the Lenders, each individually a “Guaranteed Party” and collectively, the “Guaranteed Parties”). Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Term Loan Agreement.
W I T N E S S E T H :
WHEREAS, the Borrower, the Parent, each of the financial institutions initially a signatory thereto together with their successors and assignees (the “Lenders”) and the Administrative Agent have entered into that certain Term Loan Agreement dated as of October 16, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), which Term Loan Agreement provides, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to or for the benefit of the Borrower;
WHEREAS, each of the Subsidiaries of the Borrower required to execute this Guaranty pursuant to Section 8.14. of the Term Loan Agreement, without limitation and with full recourse, agree to guarantee the payment when due of all Obligations, including, without limitation, all principal, interest and other amounts that shall be at any time payable by the Borrower under the Term Loan Agreement or the other Loan Documents; and
WHEREAS, in consideration of the direct and indirect financial and other support and benefits that the Borrower has provided, and such direct and indirect financial and other support and benefits as the Borrower may in the future provide, to the Guarantors, and in consideration of the increased ability of each Guarantor to receive funds through contributions to capital, and for each Guarantor to receive funds through intercompany advances or otherwise, from funds provided to the Borrower pursuant to the Term Loan Agreement and the flexibility provided by the Term Loan Agreement for each Guarantor to do so which significantly facilitates the business operations of the Borrower and each Guarantor and in order to induce the Lenders and the Administrative Agent to make the Loans and the other financial accommodations to the Borrower, each of the Guarantors is willing to guarantee the Obligations under the Term Loan Agreement and the other Loan Documents;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1    Representations, Warranties and Covenants. Each of the Guarantors represents and warrants to each Guaranteed Party and the Administrative Agent as of the date of this Guaranty, giving effect to the consummation of the transactions contemplated by the Loan Documents on the Effective Date, and thereafter on each date as required by Section 6.2. of the Term Loan Agreement that:
(a)    It is a corporation, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a domestic or foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.
(b)    It has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Guaranty in accordance with its terms and to perform its obligations hereunder. This Guaranty has been duly executed and delivered by the duly authorized officers of such Guarantor and is a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally.
(c)    The execution, delivery and performance of this Guaranty in accordance with its terms and the obligations hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to such Guarantor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of such Guarantor, or any indenture, agreement or other instrument to which such Guarantor is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or hereafter acquired by such Guarantor other than in favor of the Administrative Agent for its benefit and the benefit of the Guaranteed Parties. It is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for non-compliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.
(d)    It has no Indebtedness other than Indebtedness permitted under the Term Loan Agreement.

In addition to the foregoing, each of the Guarantors covenants that, so long as any Guaranteed Party has any Term Loans outstanding under the Term Loan Agreement or any amount payable under the Term Loan Agreement or any other Obligations shall remain unpaid, it will, and, if necessary, will cause the Borrower to, fully comply with those covenants and agreements of the Borrower applicable to such Guarantor set forth in the Term Loan Agreement.

SECTION 2    The Guaranty. Each of the Guarantors hereby irrevocably and unconditionally guarantees, jointly and severally with the other Guarantors, the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Obligations, including, without limitation, (i) the principal of and interest on each Loan made to the Borrower pursuant to the Term Loan Agreement, (ii) all other amounts payable by the Borrower under the Term Loan Agreement and the other Loan Documents, and (iii) the punctual and faithful performance, keeping, observance, and fulfillment by the Borrower of all of the agreements, conditions, covenants, and obligations of the Borrower contained in the Loan Documents (all of the foregoing being referred to collectively as the “Guaranteed Obligations”). Upon the failure by the Borrower, or any of its Affiliates, as applicable, to pay punctually any such amount or perform such obligation, subject to any applicable grace or notice and cure period, each of the Guarantors agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in the Term Loan Agreement or the relevant other Loan Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.

SECTION 3    Guaranty Unconditional. The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
(a)    any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;
(b)    any modification or amendment of or supplement to the Term Loan Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;
(c)    any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof;
(d)    any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Borrower or any other guarantor of any of the

Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Borrower or any other guarantor of any of the Guaranteed Obligations;
(e)    the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Guaranteed Party or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(f)    the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, or any other invalidity or unenforceability relating to or against the Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Term Loan Agreement or any other Loan Document, or any provision of applicable law, decree, order or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations;
(g)    the election by, or on behalf of, any one or more of the Guaranteed Parties, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (or any successor statute, the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;
(h)    any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;
(i)    the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Guaranteed Parties or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;
(j)    the failure of any other guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or
(k)    any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Guaranteed Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder or otherwise reduce, release, prejudice or extinguish its liability under this Guaranty.

SECTION 4    Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Each of the Guarantors’ obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash (other than Unliquidated Obligations that have not yet arisen) and the Term Loan Agreement shall have terminated, at which time, subject to all the foregoing conditions, the guarantees made hereunder shall automatically terminate. If at any time any payment of the principal of or interest on any Loan, Obligation or any other amount payable by the Borrower or any other party under the Term Loan Agreement or any other Loan Document (including a payment effected through exercise of a right of setoff) is rescinded, or is or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise (including pursuant to any settlement entered into by a Guaranteed Party in its discretion), each of the Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. “Unliquidated Obligations” means at any time, any Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Obligation that is: (i) an obligation (including any guarantee) under the Term Loan Agreement that is contingent in nature at such time; or (ii) an obligation under the Term Loan Agreement to provide collateral to secure any of the foregoing types of obligations.

SECTION 5    General Waivers; Additional Waivers.
(a)    General Waivers. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein or under the other Loan Documents, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.
(b)    Additional Waivers. Notwithstanding anything herein to the contrary, each of the Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives, to the fullest extent permitted by law:
(i)    any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;
(ii)    (1) notice of acceptance hereof; (2) notice of any Loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to each Guarantor’s right to make inquiry of the Administrative Agent and the Guaranteed Parties to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of the Borrower or of any other fact that might increase such Guarantor’s risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any Default or Event of Default; and (7) all other notices (except if such notice is specifically required to be given to such Guarantor hereunder or under the Loan Documents) and demands to which each Guarantor might otherwise be entitled;
(iii)    its right, if any, to require the Administrative Agent and the other Guaranteed Parties to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the other Guaranteed Parties has or may have against, the other Guarantors or any third party; and each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid in full in cash) of the other Guarantors or by reason of the cessation from any cause whatsoever of the liability of the other Guarantors in respect thereof;

(iv)    (1) any rights to assert against the Administrative Agent and the other Guaranteed Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the other Guarantors or any other party liable to the Administrative Agent and the other Guaranteed Parties unless due to the gross negligence or willful misconduct of the Administrative Agent or such Guaranteed Party as determined by a court of competent jurisdiction in a final non-appealable judgment; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of sufficiency, validity, or enforceability of the Guaranteed Obligations; (3) any defense such Guarantor has to performance hereunder, and any right such Guarantor has to be exonerated, arising by reason of: (A) the impairment or suspension of the Administrative Agent’s and the other Guaranteed Parties’ rights or remedies against the other guarantor of the Guaranteed Obligations; (B) the alteration by the Administrative Agent and the other Guaranteed Parties of the Guaranteed Obligations; (C) any discharge of the other Guarantors’ obligations to the Administrative Agent and the other Guaranteed Parties by operation of law as a result of the Administrative Agent’s and the other Guaranteed Parties’ intervention or omission; or (D) the acceptance by the Administrative Agent and the other Guaranteed Parties of anything in partial satisfaction of the Guaranteed Obligations; and (4) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; and
(v)    any defense arising by reason of or deriving from (a) any claim or defense based upon an election of remedies by the Administrative Agent and the Guaranteed Parties; or (b) any election by the Administrative Agent and the other Guaranteed Parties under the Bankruptcy Code, to limit the amount of its claim against the Guarantors.

SECTION 6    Subordination of Subrogation; Subordination of Intercompany Indebtedness.
(a)    Subordination of Subrogation. Until the Guaranteed Obligations have been fully and finally performed and indefeasibly paid in full in cash (other than Unliquidated Obligations), the Guarantors (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waive any right to enforce any remedy which any of the Guaranteed Parties or the Administrative Agent now have or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (i) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Guarantor may have to the payment in full in cash of the Guaranteed Obligations until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations) and (ii) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations that have not yet arisen). Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Guaranteed Parties and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Guaranteed Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 6(a).
(b)    Subordination of Intercompany Indebtedness. Each Guarantor agrees that any and all claims of such Guarantor against the Borrower or any other Guarantor hereunder (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations; provided that, as long as no Event of Default has occurred and is continuing, such Guarantor may receive payments of principal and interest from any Obligor with respect to Intercompany Indebtedness. Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Guaranteed Parties and the Administrative Agent in those assets. No Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations and the termination of all financing arrangements pursuant to any Loan Document among the Borrower and the Guaranteed Parties, such Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Guaranteed Parties and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Guaranteed Parties, in precisely the form received (except for the endorsement or assignment of such Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Guaranteed Parties. If any such Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same. Each Guarantor agrees that until the Guaranteed Obligations (other than the Unliquidated Obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document among the Borrower and the Guaranteed Parties have been terminated, no Guarantor will assign or transfer to any Person (other than the Administrative Agent) any claim any such Guarantor has or may have against any Obligor.

SECTION 7    Contribution with Respect to Guaranteed Obligations.
(a)    To the extent that any Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the Guaranteed Obligations (other than Unliquidated Obligations that have not yet arisen) and the termination of the Term Loan Agreement, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.
(b)    As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Guarantors as of such date in a manner to maximize the amount of such contributions.
(c)    This Section 7 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 7 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.
(d)    The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.
(e)    The rights of the indemnifying Guarantors against other Guarantors under this Section 7 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash (other than Unliquidated Obligations that have not yet arisen) and the termination of the Term Loan Agreement.

SECTION 8    Limitation of Guaranty. Notwithstanding any other provision of this Guaranty, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Guarantor may have under this Guaranty, any other agreement or applicable law shall be taken into account.

SECTION 9    Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Term Loan Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or any of its Affiliates, all such amounts otherwise subject to acceleration under the terms of the Term Loan Agreement or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.

SECTION 10    Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 13.1. of the Term Loan Agreement with respect to the Administrative Agent at its notice address therein and, with respect to any Guarantor, in the care of the Borrower at the address of the Borrower set forth in the Term Loan Agreement, or such other address or telecopy number as such party may hereafter specify for such purpose in accordance with the provisions of Section 13.1. of the Term Loan Agreement.

SECTION 11    No Waivers. No failure or delay by the Administrative Agent or any Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Term Loan Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 12    Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Guaranteed Parties and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of the Administrative Agent, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Term Loan Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

SECTION 13    Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Guaranty Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent.

SECTION 14    Governing Law; Jurisdiction.
(a)    THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
(b)    EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE GUARANTORS OR THE

ADMINISTRATIVE AGENT WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT AND EACH OF THE GUARANTORS HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY, THE TERM LOAN AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR THE FEE LETTER OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE GUARANTORS, THE PARENT, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.
(c)    EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(d)    EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED FOR IN THE TERM LOAN AGREEMENT. SHOULD A GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, SUCH GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.
(e)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER GUARANTEED OBLIGATIONS, THE TERMINATION OF THE TERM LOAN AGREEMENT AND THE TERMINATION OF THIS GUARANTY.

SECTION 15    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

SECTION 16    Taxes; Expenses of Enforcement, Etc.
(a)    Taxes. Taxes in respect of this Guaranty shall be paid by each Guarantor as required by Section 3.10. of the Term Loan Agreement (with the understanding and agreement of each Guarantor that, for purposes hereof, each Guarantor shall have the same payment and reimbursement obligations as the Borrower under Section 3.10. even though such Guarantor is not specifically referenced in Section 3.10.), and by accepting the benefits hereof, each Lender agrees that it will comply with Section 3.10.(g) of the Term Loan Agreement.
(b)    The Guarantors agree to reimburse the Guaranteed Parties for any reasonable costs and out-of-pocket expenses (including attorneys’ fees) paid or incurred by any Guaranteed Party in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty.

SECTION 17    [Reserved]

SECTION 18    Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, the other Guarantors and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Guaranteed Parties or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Guaranteed Party or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Guaranteed Party or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Guaranteed Party or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

SECTION 19    Electronic Delivery of Certain Information.
(a)    Documents required to be delivered pursuant to this Guaranty and the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II. of the Term Loan Agreement, (ii) any Lender that has notified the Administrative Agent or Borrower that it cannot or does not want to receive electronic communications and (iii) notices of Default or Event of Default. The Administrative Agent or the Guarantors may, in their respective discretion, agree to accept notices and other communications to them hereunder by electronic delivery pursuant to procedures approved by them for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent or Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. Central time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, in every instance the Guarantors shall be required to deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Guarantors with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.
(b)    Documents required to be delivered pursuant to Article II. of the Term Loan Agreement may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

SECTION 20    Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 21    Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between each such Guarantor and any Guaranteed Party or the Administrative Agent.

SECTION 22    Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

SECTION 23    Termination of Guarantors. The obligations of any Guarantor under this Guaranty shall automatically terminate in accordance with Section 8.14.(b) of the Term Loan Agreement.

SECTION 24    [Reserved]

SECTION 25    General Partners.
(a)    CBL Holdings I, Inc., the general partner of the Borrower, shall not be personally liable for the payment of the Guaranteed Obligations, except to the extent provided for in Section 13.21. of the Term Loan Agreement.
(b)    Subject to the exceptions and qualifications described below, so long as any general partner of a Guarantor (specifically excluding, however, CBL & Associates Limited Partnership) (each a “General Partner”) owns no property or assets (including Equity Interests in any Person) other than its interest in Guarantor, said General Partner (specifically excluding, however, CBL & Associates Limited Partnership) shall not be personally liable for the payment of the Guaranteed Obligations. Notwithstanding the foregoing: (i) if an Event of Default occurs, nothing contained herein shall in any way prevent or hinder the Administrative Agent or the Lenders in the enforcement or foreclosure of any Lien securing any of the Obligations, or in the pursuit or enforcement of any right, remedy or judgment against the Guarantor, the Borrower or any other Loan Party, or any of their respective assets; (ii) the General Partner shall be fully liable to the Administrative Agent and the Lenders to the same extent that the General Partner would be liable absent the foregoing provisions of this Section for fraud or willful misrepresentation by the General Partner, or its Affiliates, (to the full extent of losses suffered by the Administrative Agent or any Lender by reason of such fraud or willful misrepresentations); and (iii) CBL & Associates Limited Partnership shall in all events be fully and personally liable for payment of the Obligations as set forth in the Loan Documents.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

[GUARANTORS TO COME] By:______________________________ Name: Title:

Acknowledged and Agreed to:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:__________________________________
Name:
Title:

ANNEX I TO GUARANTY

Reference is hereby made to the Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of ____________ __, _____, made by each of the Subsidiaries of CBL & Associates Limited Partnership (the “Borrower”) listed on the signature pages thereto (each an “Initial Guarantor”, and together with any additional Subsidiaries which become parties to the Guaranty by executing Guaranty Supplements thereto substantially similar in form and substance hereto, the “Guarantors”), in favor of the Administrative Agent, for the ratable benefit of the Guaranteed Parties, under the Term Loan Agreement. Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.
By its execution below, the undersigned, [NAME OF NEW GUARANTOR], a [________________] [corporation] [partnership] [limited liability company] (the “New Guarantor”), agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 1 of the Guaranty are true and correct in all respects as of the date hereof.
IN WITNESS WHEREOF, the New Guarantor has executed and delivered this Annex I counterpart to the Guaranty as of this __________ day of _________, 20___.

[NAME OF NEW GUARANTOR]

By:____________________________________
Name:
Title:

EXHIBIT C
Notice of Borrowing
CBL & ASSOCIATES
LIMITED PARTNERSHIP
__________ __, 20__
Wells Fargo Bank, National Association
123 North Wacker Drive, Suite 1900
Chicago, Illinois 60606
ATTN: ____________________
Ladies and Gentlemen:
Reference is made to that certain Term Loan Agreement dated as of October 16, 2015 (as it may be modified, amended and restated from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc., Wells Fargo Bank, National Association and the other lenders from time to time party thereto (collectively, together with Assignees under Section 13.6. thereof, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, "Administrative Agent"). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Term Loan Agreement.

1.	Pursuant to Section 2.1.(b) of the Term Loan Agreement, the Borrower hereby requests that the Lenders make a Term Loan to the Borrower in an amount equal to ____________ Dollars ($________).

2.	The Borrower requests that the Term Loan be made available to the Borrower on _____________, 20__.

3.	The Borrower hereby requests that the requested Term Loan be of the following Type:
[Check one box only]
□    Base Rate Loan
□    LIBOR Loan, with an initial Interest Period for a duration of:
□    one month
□    three months
□    six months

Wells Fargo Bank, National Association
____________, ______

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Term Loan, and after giving effect to such Term Loan, (a) the proposed use of the proceeds of such Loan set forth above is consistent with the provisions of Section 8.8. of the Term Loan Agreement; (b) there exists no Default or Event of Default, nor will a Default or Event of Default exist immediately after giving effect to the Term Loan requested hereunder; and (c) all of the representations and warranties made by Borrower or any other Loan Party under the Term Loan Agreement or under any of the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date, except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement or the other Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Term Loans contained in Article VI. of the Term Loan Agreement will have been satisfied at the time such Term Loans are made.

CBL & ASSOCIATES LIMITED PARTNERSHIP By:CBL Holdings I, Inc., as General Partner By: _________________________ Name: Title:

EXHIBIT D
NOTICE OF CONTINUATION
CBL & ASSOCIATES
LIMITED PARTNERSHIP
__________ __, 20___
Wells Fargo Bank, National Association
123 North Wacker Drive, Suite 1900
Chicago, Illinois 60606
Attention: __________________
Ladies and Gentlemen:
Reference is made to that certain Term Loan Agreement dated as of October 16, 2015 (as it may be amended from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc., Wells Fargo Bank, National Association and the other lenders from time to time party thereto (collectively, together with Assignees under Section 13.6. thereof, the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein, have their respective meanings given them in this Term Loan Agreement.
Pursuant to Section 2.7. of the Term Loan Agreement, the Borrower hereby elects to the maintain all, or the portion set forth below, of the LIBOR Loan in the amount of ________________ Dollars ($____________) and having an Interest Period expiring on __________________, as a LIBOR Loan, and in that connection sets forth below the information relating to such continuation as required by such Section 2.7. of the Term Loan Agreement:

1.	The requested date of such continuation is _________, 20___.

2.	The amount of the existing LIBOR Loan to be continued as a LIBOR Loan is:
[Check one box only]
□    All of said LIBOR Loan (being $________)
□    $___________

3.	The current Interest Period of the Loans subject to such continuation ends on _________, 20___.

D-1

Wells Fargo Bank, National Association
_______________, _____

4.	The amount of the LIBOR Loan being continued shall have an Interest Period of:
[Check one box only]        □    one month
□    three months
□    six months
The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested continuation, and after giving effect to such continuation, (a) there exists no Default or Event of Default, nor will a Default or Event of Default exist immediately after giving effect to the continuation requested hereunder; and (b) all of the representations and warranties made by Borrower or any other Loan Party under the Term Loan Agreement or under any of the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date, except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement or the other Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested continuation contained in Article VI. of the Term Loan Agreement will have been satisfied at the time such continuation is made.

CBL & ASSOCIATES LIMITED PARTNERSHIP By:CBL Holdings I, Inc., as General Partner By:________________________ Name: ___________________ Title: ____________________

D-2

EXHIBIT E
NOTICE OF CONVERSION
CBL & ASSOCIATES
LIMITED PARTNERSHIP
__________ __, 20___
Wells Fargo Bank, National Association
123 North Wacker Drive, Suite 1900
Chicago, Illinois 60606
Attention: __________________
Ladies and Gentlemen:
Reference is made to that certain Term Loan Agreement dated as of October 16, 2015 (as it may be amended from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc., Wells Fargo Bank, National Association and the other lenders from time to time party thereto (collectively, together with Assignees under Section 13.6. thereof, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein, have their respective meanings given them in this Term Loan Agreement.
Pursuant to Section 2.8. of the Term Loan Agreement, the Borrower hereby requests a conversion of a Term Loan of one Type into a Term Loan of another Type, and in that connection sets forth below the information relating to such conversion as required by such Section 2.8. of the Term Loan Agreement:

1.	The requested date of such conversion is ___________, 20____.

2.	The Type of Term Loan to be Converted pursuant hereto is currently:
[Check one box only]
□    Base Rate Loan
□    LIBOR Loan

3.	The aggregate principal amount of the Term Loan subject to the requested conversion is $__________ and the portion of such principal amount subject to such conversion is $___________.

E-1

Wells Fargo Bank, National Association
_______________, _____

4.	The amount of such Term Loan to be converted is to be converted into a Term Loan of the following Type:
[Check one box only]
□    Base Rate Loan
□    LIBOR Loan with an initial Interest Period for a duration of:
[check one box only]        □    one month
□    three months
□    six months
The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested conversion, and after giving effect to such conversion, (a) there exists no Default or Event of Default, nor will a Default or Event of Default exist immediately after giving effect to the conversion requested hereunder; and (b) all of the representations and warranties made by Borrower or any other Loan Party under the Term Loan Agreement or under any of the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date, except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement or the other Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested conversion contained in Article VI. of the Term Loan Agreement will have been satisfied at the time such conversion is made.

CBL & ASSOCIATES LIMITED PARTNERSHIP

By:	CBL HOLDINGS, Inc., as General Partner

By:
Name:
Title:

E-2

EXHIBIT F
FORM OF PARENT GUARANTY
THIS PARENT GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is made as of ____________ __, _____ by CBL & Associates Properties, Inc. (“Guarantor”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), for its benefit and for the benefit of the Lenders under the Term Loan Agreement described below (the Administrative Agent and the Lenders, each individually a “Guaranteed Party” and collectively, the “Guaranteed Parties”). Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Term Loan Agreement.
W I T N E S S E T H :
WHEREAS, the Borrower, the Guarantor, each of the financial institutions initially a signatory thereto together with their successors and assignees (the “Lenders”) and the Administrative Agent have entered into that certain Term Loan Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), which Term Loan Agreement provides, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to or for the benefit of the Borrower;
WHEREAS, it is a condition precedent to the extensions of credit by the Lenders under the Term Loan Agreement that the Guarantor guarantee the payment when due of all obligations of CBL Holdings I, Inc., the general partner of the Borrower, and its successors as general partner of the Borrower (hereinafter referred to as the “General Partner”) pursuant to the Loan Documents (subject to the limitations set forth in Section 13.21. of the Term Loan Agreement);
WHEREAS, certain Subsidiaries of the Borrower (collectively, the “Subsidiary Guarantors”) may enter into a Guaranty in favor of the Administrative Agent (the “Subsidiary Guaranty”) from time to time pursuant to the terms of the Term Loan Agreement; and
WHEREAS, in consideration of the direct and indirect financial and other support and benefits that the Borrower has provided, and such direct and indirect financial and other support and benefits as the Borrower may in the future provide, to the Guarantor, which significantly facilitates the business operations of the Borrower and the Guarantor, and in order to induce the Lenders and the Administrative Agent to enter into the Term Loan Agreement, and to make the Loans and the other financial accommodations to the Borrower, the Guarantor is willing to guarantee the payment when due of all obligations of the General Partner under the Loan Documents;
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1    Representations, Warranties and Covenants. The Guarantor represents and warrants to each Guaranteed Party and the Administrative Agent as of the date of this Guaranty,

giving effect to the consummation of the transactions contemplated by the Loan Documents on the Effective Date, and thereafter on each date as required by Section 6.2. of the Term Loan Agreement that:
(a)    It is a corporation, duly organized, validly existing and in good standing under the jurisdiction of its incorporation, has the power and authority to own or lease its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a domestic or foreign corporation, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.
(b)    It has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Guaranty in accordance with its terms and to perform its obligations hereunder. This Guaranty has been duly executed and delivered by the duly authorized officers of the Guarantor and is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally.
(c)    The execution, delivery and performance of this Guaranty in accordance with its terms and the obligations hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Guarantor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Guarantor, or any indenture, agreement or other instrument to which the Guarantor is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or hereafter acquired by the Guarantor other than in favor of the Administrative Agent for its benefit and the benefit of the Guaranteed Parties. It is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for non-compliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.
(d)    It has no Indebtedness other than Indebtedness permitted under the Term Loan Agreement.
In addition to the foregoing, the Guarantor covenants that, so long as any Guaranteed Party has any Term Loans outstanding under the Term Loan Agreement or any amount payable under the Term Loan Agreement or any other Obligations shall remain unpaid, it will, and, if necessary, will cause the Borrower and the General Partner to, fully comply with those covenants and agreements of the Borrower and the General Partner applicable to the Guarantor set forth in the Term Loan Agreement.

SECTION 2    The Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees the full and punctual payment and performance when due (whether at stated maturity,

upon acceleration or otherwise) of all obligations of the General Partner now or hereafter existing under the Term Loan Agreement, the Notes issued thereunder and the other Loan Documents executed in connection therewith (subject to the limitations set forth in Section 13.21. of the Term Loan Agreement) (all of the foregoing being referred to collectively as the “Guaranteed Obligations”). Upon the failure by the Borrower, the General Partner, or any of their respective Affiliates, as applicable, to pay punctually or perform the Guaranteed Obligations, subject to any applicable grace or notice and cure period, the Guarantor agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in the Term Loan Agreement or the relevant other Loan Document, as the case may be. The Guarantor hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.

SECTION 3    Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
(a)    any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;
(b)    any modification or amendment of or supplement to the Term Loan Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;
(c)    any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof;
(d)    any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Borrower, the General Partner or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, the General Partner or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Borrower, the General Partner or any other guarantor of any of the Guaranteed Obligations;
(e)    the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Borrower, the General Partner, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Guaranteed Party or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(f)    the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, or any other invalidity or unenforceability relating to or against the Borrower, the General Partner or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Term Loan Agreement or any other Loan Document, or any provision of applicable law, decree, order or regulation purporting to prohibit the payment by the Borrower, the General Partner or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations;
(g)    the election by, or on behalf of, any one or more of the Guaranteed Parties, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (or any successor statute, the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;
(h)    any borrowing or grant of a security interest by the Borrower or the General Partner, as debtor-in-possession, under Section 364 of the Bankruptcy Code;
(i)    the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Guaranteed Parties or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;
(j)    the failure of any other guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or
(k)    any other act or omission to act or delay of any kind by the Borrower, the General Partner, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Guaranteed Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3, constitute a legal or equitable discharge of the Guarantor’s obligations hereunder or otherwise reduce, release, prejudice or extinguish its liability under this Guaranty.

SECTION 4    Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantor’s obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash (other than Unliquidated Obligations that have not yet arisen) and the Term Loan Agreement shall have terminated, at which time, subject to all the foregoing conditions, the guarantees made hereunder shall automatically terminate. If at any time any payment of the principal of or interest on any Loan, Obligation or any other amount payable by the Borrower, the General Partner or any other party under the Term Loan Agreement or any other Loan Document (including a payment effected through exercise of a right of setoff) is rescinded, or is or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or the General Partner or otherwise (including pursuant to any settlement entered into by a Guaranteed Party in its discretion), the Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. “Unliquidated Obligations” means at any time, any Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Obligation that is: (i) an obligation (including any guarantee) under the Term Loan Agreement that is contingent in nature at such time; or (ii) an obligation under the Term Loan Agreement to provide collateral to secure any of the foregoing types of obligations.

SECTION 5    General Waivers; Additional Waivers.
(a)    General Waivers. The Guarantor irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein or under the other Loan Documents, as well as any requirement that at any time any action be taken by any Person against the Borrower, the General Partner, any other guarantor of the Guaranteed Obligations, or any other Person.
(b)    Additional Waivers. Notwithstanding anything herein to the contrary, the Guarantor hereby absolutely, unconditionally, knowingly, and expressly waives, to the fullest extent permitted by law:
(i)    any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;
(ii)    (1) notice of acceptance hereof; (2) notice of any Loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to the Guarantor’s right to make inquiry of the Administrative Agent and the Guaranteed Parties to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of the Borrower or the General Partner or of any other fact that might increase the Guarantor’s risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any Default or Event of Default; and (7) all other notices (except if such notice is specifically required to be given to the Guarantor hereunder or under the Loan Documents) and demands to which the Guarantor might otherwise be entitled;
(iii)    its right, if any, to require the Administrative Agent and the other Guaranteed Parties to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the other Guaranteed Parties has or may have against, the General Partner, the Subsidiary Guarantors or any third party; and the Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid in full in cash) of the General Partner or the Subsidiary Guarantors or by reason of the cessation from any cause whatsoever of the liability of the General Partner or the Subsidiary Guarantors in respect thereof;
(iv)    (1) any rights to assert against the Administrative Agent and the other Guaranteed Parties any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the General Partner, the Subsidiary Guarantors or any other party liable to the Administrative Agent and the other Guaranteed Parties unless due to the gross negligence or willful misconduct of the

Administrative Agent or such Guaranteed Party as determined by a court of competent jurisdiction in a final non-appealable judgment; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of sufficiency, validity, or enforceability of the Guaranteed Obligations; (3) any defense the Guarantor has to performance hereunder, and any right the Guarantor has to be exonerated, arising by reason of: (A) the impairment or suspension of the Administrative Agent’s and the other Guaranteed Parties’ rights or remedies against the other guarantor of the Guaranteed Obligations; (B) the alteration by the Administrative Agent and the other Guaranteed Parties of the Guaranteed Obligations; (C) any discharge of the obligations of the General Partner or the Subsidiary Guarantors to the Administrative Agent and the other Guaranteed Parties by operation of law as a result of the Administrative Agent’s and the other Guaranteed Parties’ intervention or omission; or (D) the acceptance by the Administrative Agent and the other Guaranteed Parties of anything in partial satisfaction of the Guaranteed Obligations; and (4) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to the Guarantor’s liability hereunder; and
(v)    any defense arising by reason of or deriving from (a) any claim or defense based upon an election of remedies by the Administrative Agent and the Guaranteed Parties; or (b) any election by the Administrative Agent and the other Guaranteed Parties under the Bankruptcy Code, to limit the amount of its claim against the Guarantor.

SECTION 6    Subordination of Subrogation; Subordination of Intercompany Indebtedness.
(a)    Subordination of Subrogation. Until the Guaranteed Obligations have been fully and finally performed and indefeasibly paid in full in cash (other than Unliquidated Obligations), the Guarantor (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which any of the Guaranteed Parties or the Administrative Agent now have or may hereafter have against the Borrower, the General Partner, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should the Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, the Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Guarantor may have to the payment in full in cash of the Guaranteed Obligations until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations) and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations that have not yet arisen). The Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Guaranteed Parties and shall not limit or otherwise affect the Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Guaranteed Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 6(a).

(b)    Subordination of Intercompany Indebtedness. The Guarantor agrees that any and all claims of the Guarantor against the Borrower, the General Partner or any Subsidiary Guarantor (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations; provided that, as long as no Event of Default has occurred and is continuing, the Guarantor may receive payments of principal and interest from any Obligor with respect to Intercompany Indebtedness. Notwithstanding any right of the Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of the Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Guaranteed Parties and the Administrative Agent in those assets. The Guarantor shall not have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to the Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations and the termination of all financing arrangements pursuant to any Loan Document among the Borrower or the General Partner and the Guaranteed Parties, the Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Guaranteed Parties and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Guaranteed Parties, in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Guaranteed Parties. If the Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same. The Guarantor agrees that until the Guaranteed Obligations (other than the Unliquidated Obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document among the Borrower or the General Partner and the Guaranteed Parties have been terminated, the Guarantor will not assign or transfer to any Person (other than the Administrative Agent) any claim the Guarantor has or may have against any Obligor.

SECTION 7    [Reserved].

SECTION 8    Limitation of Guaranty. Notwithstanding any other provision of this Guaranty, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of the Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which the Guarantor may have under this Guaranty, any other agreement or applicable law shall be taken into account.

SECTION 9    Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower or the General Partner under the Term Loan Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, the General Partner or any of their respective Affiliates, all such amounts otherwise subject to acceleration under the terms of the Term Loan Agreement or any other Loan Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Administrative Agent.

SECTION 10    Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 13.1. of the Term Loan Agreement with respect to the Administrative Agent at its notice address therein and, with respect to the Guarantor, in the care of the Borrower at the address of the Borrower set forth in the Term Loan Agreement, or such other address or telecopy number as such party may hereafter specify for such purpose in accordance with the provisions of Section 13.1. of the Term Loan Agreement.

SECTION 11    No Waivers. No failure or delay by the Administrative Agent or any Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Term Loan Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 12    Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Guaranteed Parties and their respective successors and permitted assigns, provided, that the Guarantor shall not have any right to assign its rights or obligations hereunder without the consent of the Administrative Agent, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Term Loan Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon the Guarantor and its successors and assigns.

SECTION 13    Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Guaranty Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Administrative Agent.

SECTION 14    Governing Law; Jurisdiction.
(a)    THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
(b)    EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE GUARANTOR OR THE ADMINISTRATIVE AGENT WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT AND THE GUARANTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY, THE TERM LOAN AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR THE FEE LETTER OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE GUARANTOR, THE GENERAL PARTNER, THE SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.
(c)    THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST THE GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING

WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.
(d)    THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED FOR IN THE TERM LOAN AGREEMENT. SHOULD THE GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, THE GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.
(e)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER GUARANTEED OBLIGATIONS, THE TERMINATION OF THE TERM LOAN AGREEMENT AND THE TERMINATION OF THIS GUARANTY.

SECTION 15    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

SECTION 16    Taxes; Expenses of Enforcement, Etc.
(a)    Taxes. Taxes in respect of this Guaranty shall be paid by the Guarantor as required by Section 3.10. of the Term Loan Agreement (with the understanding and agreement of the Guarantor that, for purposes hereof, the Guarantor shall have the same payment and reimbursement obligations as the Borrower under Section 3.10. even though the Guarantor is not specifically referenced in Section 3.10.) (but this Guaranty shall not constitute a guaranty of any Taxes owed by the Borrower pursuant to Section 3.10. of the Term Loan Agreement), and by accepting the benefits hereof, each Lender agrees that it will comply with Section 3.10.(g) of the Term Loan Agreement.
(b)    The Guarantor agrees to reimburse the Guaranteed Parties for any reasonable costs and out-of-pocket expenses (including attorneys’ fees) paid or incurred by any Guaranteed Party in connection with the collection and enforcement of the Guaranteed Obligations.

SECTION 17    Setoff. In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, the Guarantor hereby authorizes each Guaranteed Party and each Participant, at any time while an Event of Default exists, without any prior notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or a Participant subject to receipt of the prior written consent of the Administrative Agent and Requisite Lenders, exercised in their sole discretion, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender or such Participant or any affiliate of the Administrative Agent, or such Lender to or for the credit or the account of the Guarantor against and on account of any of the Guaranteed Obligations, although such obligations shall be contingent or unmatured. The Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of the Guarantor in the amount of such participation.

SECTION 18    Financial Information. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, the General Partner, the Subsidiary Guarantors and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that none of the Guaranteed Parties or the Administrative Agent shall have any duty to advise the Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Guaranteed Party or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, such Guaranteed Party or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Guaranteed Party or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

SECTION 19    Electronic Delivery of Certain Information.
(a)    Documents required to be delivered pursuant to this Guaranty and the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II. of the Term Loan Agreement, (ii) any Lender that has notified the Administrative Agent or Borrower that it cannot or does not want to receive electronic communications and (iii) notices of Default or Event of Default. The Administrative Agent or the Guarantor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent or Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. Central time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, in every instance the Guarantor shall be required to deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Guarantor with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.
(b)    Documents required to be delivered pursuant to Article II. of the Term Loan Agreement may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

SECTION 20    Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 21    Merger. This Guaranty represents the final agreement of the Guarantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any Guaranteed Party or the Administrative Agent.

SECTION 22    Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

SECTION 23    [Reserved].

SECTION 24    [Reserved].

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

CBL & ASSOCIATES PROPERTIES, INC.

By:
Name:
Title:

Acknowledged and Agreed to:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:__________________________________
Name:
Title:

EXHIBIT G
FORM OF TERM NOTE
CBL & ASSOCIATES
LIMITED PARTNERSHIP

$ ________________	____________, 20__
FOR VALUE RECEIVED, the undersigned, CBL & Associates Limited Partnership (the “Borrower”) hereby unconditionally promises to pay to the order of ___________________________ (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to Wells Fargo Bank, National Association, 123 North Wacker Drive, Suite 1900, Chicago IL, 60606, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________), or such lesser amount as may be the then outstanding and unpaid balance of all Term Loans made by the Lender to the Borrower pursuant to, and in accordance with the terms of, the Term Loan Agreement.

The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Term Loan Agreement.

This Term Note (this “Note”) is one of the “Term Notes” referred to in the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6. thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Term Loan Agreement. The Term Loan Agreement, among other things, (a) provides for the making of Term Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Loans by the Borrower subject to certain terms and conditions and (c) provides for the acceleration of the Term Loans upon the occurrence of certain specified events.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Time is of the essence for this Note.

[This Note is given in replacement of the Term Note dated _____ __, 20__, in the original principal amount of $_______ previously delivered to the Lender under the Term Loan Agreement. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE

CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER NOTE.] 1

CBL Holdings I, Inc., Borrower’s sole general partner, its successors and assigns (the “General Partner”), shall not be personally liable for the payment of this Note except to the extent set forth in Section 13.21. of the Term Loan Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

_______________________________________
1 Language to be included in case of an assignment and need to issue a replacement note to an existing Lender, either because such Lender’s Commitment has increased or decreased from what it was initially.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Term Note under seal as of the date written above.

CBL & ASSOCIATES LIMITED PARTNERSHIP

By:	CBL HOLDINGS, Inc.,
as General Partner

By:
Name:
Title

EXHIBIT H
FORM OF DISBURSEMENT INSTRUCTION AGREEMENT

Borrower: CBL & ASSOCIATES LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Delaware

Administrative Agent: Wells Fargo Bank, National Association

Loan:  Loan number 1015340 made pursuant to that certain “Term Loan Agreement” dated as of October 16, 2015 between Borrower, CBL & ASSOCIATES PROPERTIES, INC., as Parent, Administrative Agent, and Lenders,
as amended from time to time

Effective Date: October 16, 2015

Check applicable box:

¬ New - This is the first Disbursement Instruction Agreement submitted in connection with the Loan.

¬ Replace Previous Agreement - This is a replacement Disbursement Instruction Agreement. All prior instructions submitted in connection with this Loan are cancelled as of the Effective Date set forth above.

This Agreement must be signed by the Borrower and is used for the following purposes:

(1)	to designate an individual or individuals with authority to request disbursements of Loan proceeds, whether at the time of Loan closing/origination or thereafter;

(2)
to designate an individual or individuals with authority to request disbursements of funds from Restricted Accounts (as defined in the Terms and Conditions attached to this Agreement), if applicable; and

(3)	to provide Administrative Agent with specific instructions for wiring or transferring funds on Borrower’s behalf.

Any of the disbursements, wires or transfers described above are referred to herein as a “Disbursement.”

Specific dollar amounts for Disbursements must be provided to Administrative Agent at the time of the applicable Disbursement in the form of a signed closing statement, an email instruction or other written communication, or telephonic request pursuant to 2.5(b) of the Credit Agreement (each, a “Disbursement Request”) from an applicable Authorized Representative (as defined in the Terms and Conditions attached to this Agreement).

A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) all or any portion of a Disbursement is to be transferred to an account or an entity not described in this Agreement or (ii) Borrower wishes to add or remove any Authorized Representatives.

See the Additional Terms and Conditions attached hereto for additional information and for definitions of certain capitalized terms used in this Agreement.

Disbursement of Loan Proceeds at Origination/Closing
Closing Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement
Requests from any of the individuals named below (each, a “Closing Disbursement Authorizer”) to disburse Loan proceeds on or about the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Closing Disbursement”):

	Individual’s Name	Title
1.	Charles B. Lebovitz	Chairman of the Board
2.	Stephen D. Lebovitz	President and Chief Executive Officer
3.	Farzana K. Mitchell	Executive Vice President and Chief Financial Officer
4.	Augustus Stephas	Executive Vice President and Chief Operating Officer
Describe Restrictions, if any, on the authority of the Closing Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):

DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”

If there are no restrictions described here, any Closing Disbursement
Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO WIRE TRANSFERS AT ORIGINATION/CLOSING

Permitted Wire Transfers:  Disbursement Requests for the Closing Disbursement(s) to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement
Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Closing Exhibit.
All wire instructions must be in the format specified on the Closing Exhibit.

Names of Receiving Parties for the Closing Disbursement(s) (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Closing Exhibit)

1.
2.
3.

DELETE FOLLOWING SECTION IF NO DEPOSITS INTO WFB ACCOUNTS AT ORIGINATION/CLOSING

Direct Deposit:  Disbursement Requests for the Closing Disbursement(s) to be deposited into an account at Wells
Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such
Disbursement Request must be listed below.

Name on Deposit Account:
Wells Fargo Bank, N.A. Deposit Account Number:
Further Credit Information/Instructions:

Disbursements of Loan Proceeds Subsequent to Loan Closing/Origination
Subsequent Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement
Requests from any of the individuals named below (each, a “Subsequent Disbursement Authorizer”) to disburse
Loan proceeds after the date of the Loan origination/closing and to initiate Disbursements in connection therewith
(each, a “Subsequent Disbursement”):

	Individual’s Name	Title
1.	Charles B. Lebovitz	Chairman of the Board
2.	Stephen D. Lebovitz	President and Chief Executive Officer
3.	Farzana K. Mitchell	Executive Vice President and Chief Financial Officer
4.	Augustus Stephas	Executive Vice President and Chief Operating Officer
Describe Restrictions, if any, on the authority of the Subsequent Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):

DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”

If there are no restrictions described here, any Subsequent Disbursement Authorizer may submit a
Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT WIRE TRANSFERS ANTICIPATED

Permitted Wire Transfers:  Disbursement Requests for Subsequent Disbursements to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Subsequent Disbursement Exhibit. All wire instructions must be in the format specified on the Subsequent Disbursement Exhibit.

Names of Receiving Parties for Subsequent Disbursements (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Subsequent Disbursement Exhibit)

1.
2.
3.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT DEPOSITS INTO WFB ACCOUNTS ANTICIPATED

Direct Deposit:  Disbursement Requests for Subsequent Disbursements to be deposited into an account at Wells
Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such
Disbursement Request must be listed below.

Name on Deposit Account:
Wells Fargo Bank, N.A. Deposit Account Number:
Further Credit Information/Instructions:

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

CBL & ASSOCIATES LIMITED PARTNERSHIP
By:    CBL Holdings I, Inc., its sole general partner

By: _________________________________
Name: _____________________________
Title: ______________________________

Additional Terms and Conditions to the Disbursement Instruction Agreement

Definitions. The following capitalized terms shall have the meanings set forth below:
“Authorized Representative” means any or all of the Closing Disbursement Authorizers, Subsequent Disbursement Authorizers and Restricted Account Disbursement Authorizers, as applicable.
“Receiving Bank” means the financial institution where a Receiving Party maintains its account.
“Receiving Party” means the ultimate recipient of funds pursuant to a Disbursement Request.
“Restricted Account” means an account at Wells Fargo Bank, N.A. associated with the Loan to which Borrower’s access is restricted.
Capitalized terms used in these Additional Terms and Conditions to Disbursement Instruction Agreement and not otherwise defined herein shall have the meanings given to such terms in the body of the Agreement.
Disbursement Requests. Except as expressly provided in the Credit Agreement, Administrative Agent must receive Disbursement Requests in writing. Disbursement Requests will only be accepted from the applicable Authorized Representatives designated in the Disbursement Instruction Agreement. Disbursement Requests will be processed subject to satisfactory completion of Administrative Agent’s customer verification procedures. Administrative Agent is only responsible for making a good faith effort to execute each Disbursement Request and may use agents of its choice to execute Disbursement Requests. Funds disbursed pursuant to a Disbursement Request may be transmitted directly to the Receiving Bank, or indirectly to the Receiving Bank through another bank, government agency, or other third party that Administrative Agent considers to be reasonable. Administrative Agent will, in its sole discretion, determine the funds transfer system and the means by which each Disbursement will be made. Administrative Agent may delay or refuse to accept a Disbursement Request if the Disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Administrative Agent or Lenders or prohibited by government authority; (iii) cause Administrative Agent or Lenders to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Administrative Agent or Lenders to violate any applicable law or regulation.
Limitation of Liability. Administrative Agent and Lenders shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s requested Disbursements may be made or information received or transmitted, and no such entity shall be deemed an agent of the Administrative Agent or any Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Administrative Agent’s or any Lender’s control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Administrative Agent, any Lender or Borrower knew or should have known the likelihood of these damages in any situation. Neither Administrative Agent nor any Lender makes any representations or warranties other than those expressly made in this Agreement. IN NO EVENT WILL ADMINISTRATIVE AGENT OR ANY LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY ADMINISTRATIVE AGENT IN GOOD FAITH AN IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.
Reliance on Information Provided. Administrative Agent is authorized to rely on the information provided by Borrower or any Authorized Representative in or in accordance with this Agreement when executing a Disbursement Request until Administrative Agent has received a new Agreement signed by Borrower. Borrower agrees to be bound by any Disbursement Request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Administrative Agent in good faith and in compliance with this Agreement, even if not properly authorized by Borrower. Administrative Agent may rely solely (i) on the account number of the Receiving Party, rather than the Receiving Party’s name, and (ii) on the bank routing number of the Receiving Bank, rather than the Receiving Bank’s name, in executing a Disbursement Request. Administrative Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Representative. If Administrative Agent takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized Disbursement Requests, Borrower agrees that, no matter how many times Administrative Agent takes these actions, Administrative Agent will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the Disbursement procedures authorized herein, in the Loan Documents, or in any agreement between Administrative Agent and Borrower.

International Disbursements. A Disbursement Request expressed in US Dollars will be sent in US Dollars, even if the Receiving Party or Receiving Bank is located outside the United States. Administrative Agent will not execute Disbursement Requests expressed in foreign currency unless permitted by the Credit Agreement.
Errors. Borrower agrees to notify Administrative Agent of any errors in the Disbursement of any funds or of any unauthorized or improperly authorized Disbursement Requests within fourteen (14) days after Administrative Agent’s confirmation to Borrower of such Disbursement.
Finality of Disbursement Requests. Disbursement Requests will be final and will not be subject to stop payment or recall; provided that Administrative Agent may, at Borrower’s request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so.

CLOSING EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

SUBSEQUENT DISBURSEMENT EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

RESTRICTED ACCOUNT DISBURSEMENT EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

H-1

EXHIBIT I

FORM OF COMPLIANCE CERTIFICATE

Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Term Loan Agreement.

Pursuant to Section 9.3. of the Term Loan Agreement, the undersigned hereby certifies on behalf of the Borrower to the Administrative Agent and the Lenders that:

1.    (a) The undersigned has reviewed the terms of the Term Loan Agreement and has made a review of the transactions, financial condition and other affairs of the Borrower and its Subsidiaries as of, and during the relevant accounting period ending on, _______________, 20___, and (b) such review has not disclosed the existence during such accounting period, and the undersigned does not have knowledge of the existence, as of the date hereof, of any condition or event constituting a Default or Event of Default except as set forth on Schedule 2 hereto, which accurately describes the nature of the condition(s) or event(s) that constitute (a) Default(s) or (an) Event(s) of Default and the actions which the Borrower (is taking) (is planning to take) with respect to such condition(s) or event(s).

2.    Schedule 1 attached hereto accurately and completely sets forth the calculations required to establish compliance with Section 10.1. of the Term Loan Agreement on the date of the financial statements for the accounting period set forth above.

3.    As of the date hereof, (a) no Default or Event of Default exists other than as set forth on Schedule 2 attached hereto, and (b) the representations and warranties of the Borrower, the Parent and the other Loan Parties contained in the Term Loan Agreement and the other Loan Documents are true and correct in all material respects, except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement or the other Loan Documents.

IN WITNESS WHEREOF, the undersigned has signed this Compliance Certificate on and as of _______________, 20___.

____________________________________
Name:    _____________________________
Title: __________________________

Compliance Certificate

Schedule 1

Compliance Certificate

Schedule 2

EXHIBIT J-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

[NAME OF LENDER]
By: _______________________________________________
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT J-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

[NAME OF PARTICIPANT]
By: __________________________________________
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT J-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

[NAME OF PARTICIPANT]
By: __________________________________________
Name:
Title:

Date: ________ __, 20[ ]

EXHIBIT J-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CBL & Associates Limited Partnership (the “Borrower”), CBL & Associates Properties, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto.
Pursuant to the provisions of Section 3.10. of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Term Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

[NAME OF LENDER]
By: _______________________________________________
Name:
Title:

Date: ________ __, 20[ ]